 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT NOVEMBER 18,
                                      1998



                                                     REGISTRATION NOS. 333-66043

                                                                 811-5357
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM N-14
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

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                       Pre-Effective Amendment No. 1 [X]

                        Post-Effective Amendment No. [ ]

                             KEMPER BLUE CHIP FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 537-7000

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                                                              WITH A COPY TO:
      KATHRYN L. QUIRK, VICE PRESIDENT                        DAVID A. STURMS
            KEMPER BLUE CHIP FUND                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
          222 SOUTH RIVERSIDE PLAZA                      222 NORTH LASALLE STREET
           CHICAGO, ILLINOIS 60606                        CHICAGO, ILLINOIS 60601
   (NAME AND ADDRESS OF AGENT FOR SERVICE)

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A) MAY DETERMINE.

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                             KEMPER BLUE CHIP FUND

                             CROSS-REFERENCE SHEET
                          (AS REQUIRED BY RULE 481(A))

         PART A INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT

FORM N-14
ITEM NO.                                                             PROSPECTUS/PROXY
---------                                                            ----------------
Item 1.      Beginning of Registration Statement and
             Outside Front Cover Page of Prospectus/
             Proxy Statement.........................    Outside front cover page of
                                                         Prospectus/Proxy Statement
Item 2.      Beginning and Outside Back Cover Page of
             Prospectus/Proxy Statement..............    Outside back cover page of
                                                         Prospectus/Proxy Statement
Item 3.      Fee Table, Synopsis Information and Risk
             Factors.................................    Summary; Risk Factors
Item 4.      Information about the Transaction.......    Summary; The Proposed Reorganization
Item 5.      Information about the Registrant........    Outside front cover page of Prospectus/
                                                         Proxy Statement; Summary; The Proposed
                                                         Reorganization; Other Information;
                                                         Prospectus and Statement of Additional
                                                         Information of the Blue Chip Fund
                                                         (incorporated by reference)
Item 6.      Information about the Company Being
             Acquired................................    Outside front cover page of Prospectus/
                                                         Proxy Statement; Summary; Prospectus and
                                                         Statement of Additional Information of
                                                         the Quantitative Equity Fund
                                                         (incorporated by reference)
Item 7.      Voting Information......................    Other Information; Voting Information
                                                         and Requirements
Item 8.      Interest of Certain Persons and
             Experts.................................    Summary; The Proposed Reorganization
Item 9.      Additional Information Required for
             Reoffering by Persons Deemed to be
             Underwriters............................    Not applicable
Item 10.     Cover Page..............................    Cover Page
Item 11.     Table of Contents.......................    Table of Contents
Item 12.     Additional Information about the
             Registrant..............................    Additional Information about the Blue
                                                         Chip Fund; Incorporation of Documents by
                                                         Reference
Item 13.     Additional Information about the Company
             Being Acquired..........................    Additional Information about the
                                                         Quantitative Equity Fund; Incorporation
                                                         of Documents by Reference
Item 14.     Financial Statements....................    Financial Statements; Incorporation of
                                                         Documents by Reference

                            PART C OTHER INFORMATION

Items 15-17. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

* References are to captions within the part of the Registration Statement to which the particular item relates except as otherwise indicated.

                                                                          , 1998

Kemper

Important News
Important News

                                for Kemper Quantitative Equity Fund Shareholders


YOUR FUND WILL HOST A SPECIAL MEETING OF SHAREHOLDERS ON THURSDAY, DECEMBER 17, 1998, IN BOSTON, MASSACHUSETTS. THE PURPOSE IS TO VOTE ON CERTAIN IMPORTANT PROPOSALS AFFECTING YOUR FUND.


THE FIRST FEW PAGES OF THIS BOOKLET SUMMARIZE THE PROPOSALS AND EXPLAIN THE PROXY PROCESS -- INCLUDING HOW TO CAST YOUR VOTES. BEFORE YOU VOTE, PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT FOR A COMPLETE UNDERSTANDING OF THE PROPOSALS.

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                                      Q&A
                             QUESTIONS AND ANSWERS


Q WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 17, 1998?



A The Board of Trustees for the Kemper Quantitative Equity Fund (the "Quantitative Equity Fund" or the "Fund") has called a Special Meeting of Shareholders for December 17, 1998 at which you will be asked to vote on the approval of a new investment management agreement and a reorganization (the "Reorganization") of your Fund into the Kemper Blue Chip Fund (the "Blue Chip Fund"). At a Shareholder meeting to be held at the same time, Blue Chip Fund shareholders will be asked to vote on a new investment management agreement and revisions to certain fundamental investment policies.


Q ARE THERE ANY DIFFERENCES BETWEEN THE FUNDS?

A The Quantitative Equity Fund seeks growth of capital and reduction of risk through professional management of a diversified portfolio of equity securities. The Blue Chip Fund seeks long-term growth of capital and of income.

Q WHAT ADVANTAGES WILL THE REORGANIZATION PRODUCE FOR FUND SHAREHOLDERS?

A We expect the proposed Reorganization to lower gross operating expenses as a percentage of net assets due to the Blue Chip Fund's larger net assets and greater economies of scale.

Q WHAT IS THE TIMETABLE FOR THE REORGANIZATION?


A The Special Meeting of Shareholders is scheduled for December 17, 1998. Shareholders of record as of September 22, 1998 will be eligible to vote their shares at the Special Meeting. If approved, the Reorganization is


    KEMPER

    LOGO
expected to close on February 5, 1999 or such other date as the parties may mutually agree.


Q WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A Yes. Upon approval and completion of the Reorganization, shareholders of the Quantitative Equity Fund will exchange their shares for shares of the Blue Chip Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the Funds. You will receive Blue Chip Fund shares whose aggregate value at the time of issuance will equal the aggregate value of your Quantitative Equity Fund shares on that date.

Q IF I OWN SHARES IN CERTIFICATE FORM, WILL I NEED TO EXCHANGE THEM FOR CERTIFICATES OF MY NEW FUND?


A Certificates for Blue Chip Fund shares will not be issued automatically as part of the Reorganization, although we will send you certificates upon request. If you currently own Quantitative Equity Fund shares in certificate form, you will need to return these certificates to the Fund's shareholder service agent in order to receive new certificates for your Blue Chip Fund shares.


If you prefer, however, you may exchange your certificates for book entry shares. These shares are held in a convenient computerized system that enables shareholders to receive a complete and accurate record of their holdings without having to worry about the safekeeping of certificates or the expense involved with replacing a lost or stolen certificate. Regardless of the way you choose to hold your shares after the Reorganization, certificates should be returned to the Fund's shareholder service agent by certified mail as soon as possible.

Q WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE REORGANIZATION?


A No. The expenses associated with the Reorganization will be borne by Scudder Kemper Investments, Inc. ("Scudder Kemper"), the investment adviser for the Funds.


Q HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?

A The investment management fee schedules for the Funds are the same. Fund management expects that the overall expenses, as a percentage of net assets, will decrease reflecting the larger net assets and greater economies of scale of the Blue Chip Fund.

Q WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Blue Chip Fund shares you receive will be the same as the tax basis and holding period of your Quantitative Equity Fund shares.


Q CAN I EXCHANGE OR REDEEM MY QUANTITATIVE EQUITY FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?


A You may exchange your Quantitative Equity Fund shares for shares of any other Kemper Fund, or redeem your shares, at any time. IF YOU CHOOSE TO DO SO, YOUR REQUEST WILL BE TREATED AS A NORMAL EXCHANGE OR REDEMPTION OF SHARES (SUBJECT TO ANY APPLICABLE DEFERRED SALES CHARGE) AND WILL BE A TAXABLE TRANSACTION FOR FEDERAL INCOME TAX PURPOSES.

Q WHAT ELSE WILL I BE VOTING ON?

A You will also be asked to vote on the approval of a new investment management agreement.

Q WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT MANAGEMENT AGREEMENT?


A Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's Adviser, Scudder Kemper, has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or the Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to the Fund.


As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's Adviser (even in the most technical, definitional sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with the Fund.


Q HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?



A We do not expect the transaction to affect you as a Fund shareholder. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements between the Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of the Fund will take such action as they deem to be in the best interests of the Fund and its shareholders.


Q HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

A The Board of Trustees for the Quantitative Equity Fund has unanimously agreed that the new investment management agreement and the Reorganization are in your best interests and recommends that you vote in favor of them.

Q HOW DO I VOTE MY SHARES?


A You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Kemper at 1 (800) 248-2116.

Q WILL SCUDDER KEMPER CONTACT ME?

A You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION AND FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

                              ABOUT THE PROXY CARD

                   Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have.
                   Please vote all issues
shown on each proxy card that you receive.

 Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of board members), mark--For Both, Withhold Both or Except. If you mark an X in the Except box, you should print the name or number relating to the individual for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.

 We appreciate your continuing support and look forward to serving your future investment needs.
 THANK YOU FOR MAILING YOUR
 PROXY CARD PROMPTLY!

PROXY CARD SAMPLE

KEMPER QUANTITATIVE
EQUITY FUND

                                                                          , 1998

Dear Shareholder:


Enclosed is a proxy asking you to vote on the approval of a new investment management agreement and the reorganization of your Fund into the Kemper Blue Chip Fund, a mutual fund that pursues a similar investment objective. If the proposed reorganization is approved, you would become a shareholder of the Blue Chip Fund.


The enclosed Prospectus/Proxy Statement contains information you will need to make an informed decision. For your convenience, we also have provided a brief question and answer section, which we hope you will find useful as you review your materials before voting. For more detailed information about the reorganization, please refer to the Prospectus/ Proxy Statement.


The proposals have been approved by the Trustees for your Fund, who recommend you vote "FOR" the proposals. Please give this matter your prompt attention. We will need to receive your proxy card before the shareholder meeting scheduled for December 17, 1998. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Kemper.


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PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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Sincerely,

Daniel Pierce


Chairman of the Board

KEMPER QUANTITATIVE EQUITY FUND
222 South Riverside Plaza  Chicago, Illinois 60606
Telephone (800) 621-1048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

DECEMBER 17, 1998


                                                                          , 1998


Notice is hereby given that a Special Meeting of Shareholders of the Kemper Quantitative Equity Fund (the "Quantitative Equity Fund", a "Fund" or a "Trust"), an open-end management investment company organized as a Massachusetts business trust, will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110 on December 17, 1998 at 11:00 a.m., Eastern Time (the "Special Meeting"), for the following purposes:


1. To approve the new investment management agreement created by the consummation of the Zurich-B.A.T Transaction.


2. To approve an Agreement and Plan of Reorganization pursuant to which the Quantitative Equity Fund would (i) transfer all of its assets to the Kemper Blue Chip ("Blue Chip Fund"), an open-end management investment company organized as a Massachusetts business trust, in exchange for Class A, B, C and I shares of beneficial interest of the Blue Chip Fund and the Blue Chip Fund's assumption of the liabilities of the Quantitative Equity Fund, (ii) distribute such shares of the Blue Chip Fund to the holders of shares of the Quantitative Equity Fund and (iii) be liquidated, dissolved and terminated in accordance with the Trust's Declaration of Trust.


3. To transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on September 22, 1998 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

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IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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Philip J. Collora
VICE PRESIDENT AND SECRETARY

PROSPECTUS/PROXY STATEMENT

KEMPER BLUE CHIP FUND

RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
KEMPER QUANTITATIVE EQUITY FUND


This Prospectus/Proxy Statement is being furnished to shareholders of the Kemper Quantitative Equity Fund (the "Quantitative Equity Fund", a "Fund" or a "Trust"), an open-end management investment company organized as a Massachusetts business trust, and relates to the special meeting of shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place in Boston, Massachusetts on Thursday, December 17, 1998 at 11:00 a.m., Eastern Time and any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on September 22, 1998 are entitled to vote at the Special Meeting or any adjournment thereof. A primary purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the Quantitative Equity Fund into the Kemper Blue Chip Fund (the "Blue Chip Fund", a "Fund" or a "Trust"), an open-end management investment company organized as a Massachusetts business trust (the "Reorganization" ). The Reorganization would result in shareholders of the Quantitative Equity Fund in effect exchanging their Class A, B, C and I shares of the Quantitative Equity Fund for corresponding Class A, B, C and I shares of the Blue Chip Fund. The purpose of the Reorganization is to permit the shareholders of the Quantitative Equity Fund to lower gross operating expenses as a percentage of net assets due to the combined fund's larger net assets and greater economies of scale.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/ PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



At the Special Meeting, shareholders of the Quantitative Equity Fund will also vote on the approval of a new investment management agreement created by consummation of the B.A.T Transaction.


At a joint shareholder meeting to be held at the same time, Blue Chip Fund shareholders will be asked to vote on a new investment management agreement and revisions to certain fundamental investment policies. The investment objective of the Blue Chip Fund is to seek long-term growth of capital and income. There can be no assurance that the Blue Chip Fund will achieve its investment objective. The address, principal executive office and telephone number of the Funds is 222 South Riverside Plaza, Chicago, Illinois 60606, (312) 537-7000 or (800) 621-1048. The enclosed proxy and this Prospectus/Proxy Statement are first being sent to shareholders of the
Quantitative Equity Fund on or about                1998.



This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Quantitative Equity Fund should know before voting on the Reorganization (in effect, investing in Class A, B, C and I shares of the Blue Chip Fund) and constitutes an offering of Class A, B, C and I shares of beneficial interest of the Blue Chip Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated
               , 1998, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Blue Chip Fund Prospectus") and Statement of Additional Information containing additional information about the Blue Chip Fund, each dated January 27, 1998 as supplemented from time to time, have been filed with the SEC and are incorporated herein by reference. A copy of the Blue Chip Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the " Quantitative Equity Fund Prospectus") and Statement of Additional Information containing additional information about the Quantitative Equity Fund, each dated January 27, 1998 as supplemented from time to time, have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 621-1048 OR BY WRITING THE FUND AT 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606.


No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Funds, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).

     THE DATE OF THIS PROSPECTUS/PROXY STATEMENT IS                , 1998.

PROSPECTUS/PROXY STATEMENT
KEMPER BLUE CHIP FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
KEMPER QUANTITATIVE EQUITY FUND

TABLE OF CONTENTS

                                                             PAGE
                                                             ----
PROPOSAL 1. APPROVAL OF A NEW INVESTMENT MANAGEMENT
            AGREEMENT....................................      1
PROPOSAL 2. APPROVAL OF THE REORGANIZATION...............     15
A.    Summary............................................     15
      The Reorganization.................................     15
      Reasons for the Proposed Reorganization............     16
      Comparison of the Blue Chip Fund with the
      Quantitative Equity Fund...........................     17
B.    Risk Factors.......................................     33
      Similarity of Risks................................     33
      Differences in Risks...............................     34
C.    The Proposed Reorganization........................     34
      Terms of the Agreement.............................     35
      Description of Securities to be Issued.............     36
      Continuation of Shareholder Accounts and Plans;
      Share Certificates.................................     37
      Certain Federal Income Tax Consequences............     37
      Expenses...........................................     39
      Legal Matters......................................     39
      Financial Statements...............................     40
D.    Recommendation of the Board........................     40
OTHER INFORMATION........................................     41
A.    Shareholders of the Blue Chip Fund and the
      Quantitative Equity Fund...........................     41
B.    Shareholder Proposals..............................     42
C.    Voting Information and Requirements................     42

                                                             PAGE
                                                             ----
Exhibits
      Form of New Investment Management Agreement........  Exhibit A
      Investment Objectives and Advisory Fees for Funds
      Not Included in this Proxy Statement and Advised by
      Scudder Kemper Investments, Inc....................  Exhibit B
      Proposed Revisions to Certain Fundamental Policies
      of the Blue Chip Fund..............................  Exhibit C
      Financial Highlights...............................  Exhibit D
Enclosures
      Blue Chip Fund and Quantitative Equity Fund
      Prospectus

PROPOSAL 1. APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT


THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT.


INTRODUCTION.

Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") acts as the adviser to the Fund pursuant to an investment management agreement entered into by the Fund and the Adviser. The investment management agreement in effect between the Fund and the Adviser prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as the "Former Investment Management Agreement." The investment management agreement currently in effect between the Fund and the Adviser was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as the "New Investment Management Agreement" and, together with Former Investment Management Agreement, the "Investment Management Agreements."

On June 26, 1997, one of the Adviser's predecessors, Scudder, Stevens & Clark, Inc. ("Scudder"), entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary and Adviser of the Fund, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of the Fund's investment management agreement with Kemper. However, the Former Investment Management Agreement between the Fund and Scudder Kemper was approved by the Board of the Fund and by the Fund's shareholders.

THE ZURICH-B.A.T TRANSACTION.


On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in the Adviser) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.



In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which now holds B.A.T's financial services businesses.


Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"). As a result, upon the completion of the Transaction, the former Zurich shareholders initially became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders now own (through Allied Zurich p.l.c.) 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

CORPORATE GOVERNANCE.

At the closing of the Zurich-B.A.T Transaction, the parties entered into a governing agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services (the "Governing Agreement").


The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Hueppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman Mr. Hueppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.



The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of the Adviser, who is responsible for

Global Asset Management for Zurich Financial Services), and three were B.A.T executives.



The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom are current Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Board of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.


Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.


The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.


Zurich has informed the Fund that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including the Adviser.

Governance arrangements that were put in place at the time of acquisition of Zurich's 70% interest in the Adviser (which are discussed below under "Adviser") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting the Adviser without the approval of the directors of the Adviser elected by the non-Zurich shareholders of the Adviser.

Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Former Investment Management Agreement with the Adviser. As required by the 1940 Act, the Former Investment Management Agreement provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between the Fund and the Adviser was approved by the Board members of the Fund and is now being proposed for approval by shareholders of the Fund. The Adviser has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission"), permitting it to implement, without prior shareholder approval, the New Investment Management Agreement for a period of up to 150 days after the consummation of the Transaction, which occurred on September 7, 1998. A copy of the master form of the New Investment Management Agreement is attached hereto as Exhibit A. In accordance with the exemptive order, the advisory fees paid by the Fund to the Adviser under a New Investment Management Agreement have been held in an interest-bearing escrow account, and the Fund will continue to deposit such fees in escrow until shareholder approval of a New Investment Management Agreement. If an agreement is not approved, the fees shall be returned to the Fund. THE NEW INVESTMENT MANAGEMENT AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. The material terms of the Former Investment Management Agreement are described under "Description of the Investment Management Agreements" below.

BOARD RECOMMENDATION.

On July 16, 1998, the Board of the Fund met and the Board members, including the Board members who are not parties to such agreement or "interested persons" (as defined under the 1940 Act) (the "Non-Interested Trustees" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreement and to recommend approval to the shareholders of the Fund.

For information about Board deliberations and the reasons for their recommendation, please see "Board Evaluation" near the end of this PROPOSAL 1.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENT.

Under the Investment Management Agreements, the Adviser provides the Fund with continuing investment management services. The Adviser also determines which securities should be purchased, held, or sold, and what portion of the Funds' assets should be held uninvested, subject to each Declaration of Trust, By-Laws, investment objectives, policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may have determined.

The Investment Management Agreements provide that the Adviser will provide continuing management of the assets of the Fund in accordance with the Fund's investment objectives, policies and restrictions, furnish at its expense office space and facilities to the Fund and render administrative services on behalf of the Fund necessary for the Fund's operations and not provided by persons not parties to the agreement including, but not limited to, preparing reports to and meeting materials for the Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as was required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund in the conduct of their business, subject to the direction and control of the Board.


The Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Adviser's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the fees and expenses of Non-Interested Board members; the costs of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of the Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' and other meetings, and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Funds's custodian or other agents; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Adviser; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

The Adviser is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Adviser and making available, without expense to the Fund, the services of such Trustees, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Adviser. Under the Investment Management Agreements, the Adviser also pays the Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of the Fund who are directors, officers or employees of the Adviser.

For the services and facilities furnished, the Fund pays a monthly investment management fee based upon the value of the Fund's average daily net assets. See "PROPOSAL 2. APPROVAL OF THE REORGANIZATION -- Comparison of the Blue Chip Fund with the Quantitative Equity Fund -- ADVISORY AND OTHER FEES." During the fiscal year ended

November 30, 1997, the Quantitative Equity Fund paid $46,000 to the Adviser.

The Investment Management Agreement further provides that the Adviser shall be liable for any error of judgement or mistake of law suffered by the Fund or of any loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under such agreement. The Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an equitable manner.

The Investment Management Agreement may be terminated without penalty upon sixty
(60) days written notice by either party. The Fund may agree to terminate its Investment Management Agreement either by a vote of a majority of the outstanding voting securities of the Fund, or by a vote of its Board. An Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Adviser or any of its officers or Trustees has taken any action resulting in a breach of the Adviser's covenants under the Investment Management Agreement. As stated above, an Investment Management Agreement automatically terminates in the event of its assignment.

The Adviser has acted as Adviser for the Fund since December 31, 1997. The Former Investment Management Agreement is dated December 31, 1997, and was last approved for continuance by the Board on January 20, 1998. The shareholders of the Fund approved the Former Investment Management Agreement on December 3, 1997. The Former Investment Management Agreement continues until March 1, 1999. The Former Investment Management Agreement was last submitted to shareholders for approval in connection with the Zurich/Scudder alliance.

NEW INVESTMENT MANAGEMENT AGREEMENT.

The New Investment Management Agreement for the Fund is dated as of the consummation of the Transaction, which occurred on September 7, 1998. The New Investment Management Agreement will be in effect for an initial term ending on March 1, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by its Board and, in either event, the vote of a majority of the Non-interested Board members, cast in person at a meeting called for such purpose. At a meeting held on September 18, 1998 the Board of the Fund, including a majority of the Non-Interested Trustees, approved the continuance of the New Investment Management Agreement through

September 30, 1999. In the event that shareholders of the Fund do not approve the New Investment Management Agreement, it will terminate. In such event, the Board of the Fund will take such action as it deems to be in the best interests of the Fund and its shareholders.


DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENT.

The New Investment Management Agreement is substantially identical to the Former Investment Management Agreement, except for the dates of execution and termination.

THE ADVISER.


Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154, which resulted from the combination of the businesses of Scudder and Kemper, an indirect subsidiary of Zurich, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched is first fund in 1948. Since December 31, 1997, the Adviser has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, the Adviser has more than $241.1 billion in assets under management. The principal source of the Adviser's income is professional fees received from providing continuing investment advise. The Adviser provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

As stated above, the Adviser is a Delaware corporation. The names, addresses and principal occupations of the Directors of the Adviser are as follows:


         NAME AND ADDRESS                    PRINCIPAL OCCUPATION
         ----------------                    --------------------
Stephen R. Beckwith...............    Treasurer and Chief Financial
  345 Park Avenue,                    Officer of the Adviser
  New York, New York
Lynn S. Birdsong..................    Managing Director of the Adviser
  345 Park Avenue,
  New York, New York
William Bolinder..................    Member of Zurich Financial
  1400 American Lane,                 Services Group Management Board
  Schaumberg, Illinois
Lawrence Cheng....................    Senior Partner of Capital Z
  345 Park Avenue,                    Partners
  New York, New York
Gunther Gose......................    Chief Financial Officer of Zurich
  Mythenquai 2,                       Financial Services
  Zurich, Switzerland
Kathryn L. Quirk..................    General Counsel of the Adviser
  345 Park Avenue,
  New York, New York
Cornelia M. Small.................    Managing Director of the Adviser
  345 Park Avenue,
  New York, New York
Edmond D. Villani.................    President and Chief Executive
  345 Park Avenue,                    Officer of the Adviser
  New York, New York
Rolf Hueppi.......................    Chairman of the Board and Chief
  Mythenquai 2,                       Executive Officer of Zurich
  Zurich, Switzerland


The outstanding voting securities of the Adviser are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Adviser's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Adviser, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan"); and 9.66% by the Plan. There are no outstanding non-voting securities of the Adviser.

In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December 1997, Daniel Pierce, a Director of the Fund, sold 85.4% of his holdings in Scudder to Zurich for cash.


Pursuant to the Security Holders Agreement which was entered into in connection with Scudder-Zurich transaction, the Board of Directors of the Adviser consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.



The Security Holders Agreement requires the approval of a majority of the Scudder-designated Directors for certain decisions, including changing the name of the Adviser, effecting an initial public offering before April 15, 2005, causing the Adviser to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in the Adviser's capital structure, dissolving or liquidating the Adviser, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Adviser's stock held by persons who were employees of the Adviser at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of the Adviser, rights of Zurich to repurchase the Adviser's stock upon termination of employment of the Adviser's personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.


Directors, officers and employees of the Adviser from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of the Adviser, serves as Shareholder Service Agent of the Fund for which IFTC serves as transfer and dividend-paying agent and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. IFTC receives as transfer agent, and pays to KSvC, annual account fees plus account set up, maintenance, transaction and out-of-pocket expense reimbursement. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, computes net asset value for the Fund. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services from the Fund. Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, provides information and administrative services for shareholders of the Fund pursuant to administrative services agreements. KDI is also the principal underwriter and distributor of the Fund's shares and acts as agent of the Fund in the sale of its shares. For the Class B shares and Class C shares of the Fund, KDI receives a Rule 12b-1 distribution fee at the annual rate of 0.75% of average daily net assets of each such class.


KSvC and KDI will continue to provide transfer agency and underwriting, administrative and distribution services, respectively, to the Fund, as described above, under the current arrangement if the New Investment Management Agreement is approved.


Exhibit B sets forth (for the funds' last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by the Adviser.


BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS.

To the maximum extent feasible, the Adviser places orders for portfolio transactions through Scudder Investors Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of the Adviser. In selecting brokers and dealers with which to place portfolio transactions for the Fund, the Adviser may consider sales of shares of the Fund and of other funds managed by the Adviser or its affiliates. When it can be done consistently with the policy of obtaining the most favorable net results, the Adviser may place such orders with brokers and dealers who supply research, market and statistical information to the Fund or to the Adviser. SIS does not receive any commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by the Adviser.

BOARD EVALUATION.


The Board met on July 16, 1998 to consider the Transaction and its effects on the Fund. The Board met with senior management personnel of the Adviser. The Board had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. As a result of their review and consideration of the Transaction and the proposed new investment management agreement, the Board of the Fund voted unanimously to approve a New Investment Management Agreement and to recommend it to the shareholders of the Fund for approval.

In connection with its review, the Adviser represented to the Board that: the Transaction will have no effect on the operational management of the Fund; the Transaction will not result in any change in the management or operations of the Adviser; there will not be any increase in the advisory fee or any change in any other provision, other than the term, of the investment management agreement as a result of the Transaction; the Transaction will not adversely affect the Adviser's financial condition; and the Transaction should expand the Adviser's global asset management capabilities and enhance the Adviser's research capabilities, particularly with respect to the United Kingdom and Europe.

In connection with its deliberations, the Board obtained certain assurances from Zurich, including the following:

     - Zurich has provided to the Board such information as is reasonably necessary to evaluate a New Investment Management and other agreements.

     - Zurich looks upon the Adviser as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to the Adviser and its affairs all attention and resources that are necessary to provide for its respective fund top quality investment management, shareholder, administrative and product distribution services.

     - The Transaction will not result in any change in the Fund's investment objectives or policies.

     - The Transaction will not result in any change in either management or operations of the Adviser or its subsidiaries.

     - The Transaction is not expected to result in any adverse change in the investment management or operations of the Fund; and Zurich neither plans nor proposes, for the foreseeable future, to make any material change in the manner in which investment advisory services or other services are rendered to such Fund which has the potential to have a material adverse affect upon such Fund.

     - Zurich is committed to the continuance, without interruption, of services to the Fund of the type and quality currently provided by the Adviser and its subsidiaries, or superior thereto.


     - Zurich plans to maintain or enhance the Adviser's facilities and organization.

     - In order to retain and attract key personnel, Zurich intends for the Adviser to maintain overall compensation policies and practices at market levels or better.

     - Zurich intends to maintain the distinct brand identity of the Kemper and Scudder Funds and is committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.


     - Zurich will promptly advise the Board of decisions materially affecting the Adviser organization as they relate to the Fund. Neither this, nor any of the other above commitments will be altered by Zurich without the Board's prior consideration.


Zurich assured the Board that it intends to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of the Fund, currently and as proposed, would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich has advised the Board that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Transaction. Zurich has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Transaction. In furtherance thereof, Zurich has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meeting of the Fund's shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Fund and the Non-Interested Board members.

The Board also considered whether tobacco-related liability connected with B.A.T's tobacco business could adversely affect the Adviser and the services provided to the Fund (See "Corporate Governance" above).


In evaluating the New Investment Management Agreement, the Board took into account that the fees and expenses payable by the Fund under the New Investment Management Agreement are the same as under the Former Investment Management Agreement, that the services provided to the Fund are the same and that the other terms, except for the dates of execution and termination, are substantially similar. The Board also took into consideration that the portfolio managers and research personnel would continue their functions with the Adviser after the Transaction. The Board noted that, in previously approving the Former Investment Management Agreement, the Board had considered a number of factors, including: the nature and quality of services provided by the Adviser; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; the Adviser profitability from managing the Fund; fall-out benefits to the Adviser from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Adviser; and the potential benefits to the Adviser and to the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.


The Board discussed the Transaction with the senior management of the Adviser and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to the Adviser as are necessary to provide the Fund with top quality services.


As a result of its review and consideration of the Transaction and the New Investment Management Agreement, at is meeting on July 21, 1998, the Board of the Fund voted unanimously to approve the New Investment Management Agreement and to recommend it to the shareholders of the Fund for their approval.

PROPOSAL 2. APPROVAL OF THE REORGANIZATION

A. SUMMARY


THE FOLLOWING IS A SUMMARY OF, AND IS QUALIFIED BY REFERENCE TO, THE MORE COMPLETE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND THE INFORMATION ATTACHED HERETO OR INCORPORATED HEREIN BY REFERENCE (INCLUDING THE AGREEMENT AND PLAN OF REORGANIZATION). AS DISCUSSED MORE FULLY BELOW AND ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE BOARD OF TRUSTEES FOR THE QUANTITATIVE EQUITY FUND (THE "BOARD") BELIEVES THE PROPOSED REORGANIZATION (AS DEFINED BELOW) IS IN THE BEST INTERESTS OF SHAREHOLDERS OF THE QUANTITATIVE EQUITY FUND AND WOULD NOT RESULT IN DILUTION OF SHAREHOLDERS' INTERESTS. AS A RESULT OF THE REORGANIZATION, SHAREHOLDERS OF THE QUANTITATIVE EQUITY FUND WOULD ACQUIRE AN INTEREST IN THE BLUE CHIP FUND.


Shareholders should read the entire Prospectus/Proxy Statement carefully together with the Blue Chip Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, B, C and I shares of the Blue Chip Fund only.

THE REORGANIZATION


This Prospectus/Proxy Statement is being furnished to shareholders of the Quantitative Equity Fund in connection with the proposed combination of the Fund with and into the Blue Chip Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated September 18, 1998 between the Quantitative Equity Fund and the Blue Chip Fund (the "Agreement"). The Agreement provides that the Quantitative Equity Fund would (i) transfer all of its assets to the Blue Chip Fund in exchange solely for Class A, B, C and I shares of the Blue Chip Fund and the Blue Chip Fund's assumption of the liabilities of the Quantitative Equity Fund, (ii) distribute to each shareholder of the Quantitative Equity Fund shares of the respective class of shares of the Blue Chip Fund equal in value to their existing shares of the Quantitative Equity Fund as a distribution in liquidation of the Fund and (iii) be liquidated, dissolved and terminated in accordance with the Trust's Declaration of Trust promptly following the Closing (as defined herein) (the "Reorganization").


The Board of Trustees of the Quantitative Equity Fund has determined that the Reorganization is in the best interests of the Quantitative Equity Fund and that the interests of existing shareholders of the Quantitative Equity Fund will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization and the Agreement on September 18, 1998.

The Adviser will pay all of the Funds' costs associated with the Reorganization.


The Board is asking shareholders of the Quantitative Equity Fund to approve the Reorganization at the Special Meeting to be held on December 17, 1998. If shareholders of the Quantitative Equity Fund approve the Reorganization, it is expected that the Closing of the Reorganization will be after the close of business on February 5, 1999, but it may be a different time as described herein.


THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. FOR THE QUANTITATIVE EQUITY FUND, APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION


The Board believes that the proposed Reorganization would be in the best interests of the Quantitative Equity Fund because it would permit the shareholders of the Fund to lower operating expenses as a percentage of net assets due to the Blue Chip Fund's larger net assets and greater economies of scale.


In determining whether to recommend approval of the Reorganization to shareholders of the Quantitative Equity Fund, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Quantitative Equity Fund and the Blue Chip Fund before the Reorganization and the estimated expense ratios of the Blue Chip Fund after the Reorganization; (ii) the investment performance of the Quantitative Equity Fund compared to the Blue Chip Fund; (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of the Quantitative Equity Fund's shareholder interests; (iv) the economies of scale potentially realized through the combination of the Funds; (v) the compatibility of the Funds' investment objectives; (vi) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the future growth prospects of the Quantitative Equity Fund; and (viii) the anticipated federal income tax consequences of the Reorganization.


In this regard, the Board reviewed information provided by the Adviser relating to the anticipated impact on the shareholders of the Quantitative Equity Fund as a result of the Reorganization. The Board considered the probability that the increase in asset levels of the Blue Chip Fund after the Reorganization would create a Fund with total assets of approximately $ million, with greater potential for lower expenses, although there can, of course, be no assurances in this regard.

Based upon this and other factors, the Board unanimously determined that the Reorganization is in the best interests of the shareholders of the Quantitative Equity Fund.


COMPARISON OF THE BLUE CHIP FUND WITH THE QUANTITATIVE EQUITY FUND

INVESTMENT OBJECTIVES. The investment objective of the Blue Chip Fund is to seek growth of capital and of income. The investment objective of the Quantitative Equity Fund is to seek growth of capital and reduction of risk through professional management of a diversified portfolio of equity securities.

INVESTMENT POLICIES. Under normal market conditions, the Blue Chip Fund will, as a fundamental policy, invest at least 65%, and may invest up to 100%, of its total assets in the common stocks of companies with a market capitalization of at least $1 billion at the time of investment.

In pursuing its objective, the Blue Chip Fund will emphasize investments in common stocks of large, well known, high quality companies. Companies of this general type are often referred to as "Blue Chip" companies. "Blue Chip" companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. "Blue Chip" companies are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those share results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of "Blue Chip" investments should make the market for such stocks attractive to investors both within and outside the United States. The Blue Chip Fund will generally attempt to avoid speculative securities or those with significant speculative characteristics.

Examples of "Blue Chip" companies currently eligible for investment by the Blue Chip Fund include, but are not limited to, companies such as Pfizer Inc., Merck & Co., Inc., Hewlett-Packard Company, AT&T Company, General Reinsurance, J.P. Morgan & Co., Union Pacific Corporation and PepsiCo. Inc. While the Blue Chip Fund's portfolio will not be limited to the examples noted and need not contain any specific security, companies of this general quality comprise a relatively small, select group. In general, the Blue Chip Fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change. Thus, the Blue Chip Fund in seeking its objective will endeavor to select its investments from among high quality companies operating in the more attractive industries.

As indicated above, the Blue Chip Fund's investment portfolio will normally consist primarily of common stocks. The Blue Chip Fund may invest to a more limited extent in preferred stocks, debt securities and securities convertible into or exchangeable for common stocks, including warrants and rights, when they are believed to offer opportunities for growth of capital and of income. The Blue Chip Fund may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. The Blue Chip Fund may engage in short sales against-the-box, although it is the Blue Chip Fund's current intention that no more than 5% of its net assets will be at risk. When, as a result of market conditions affecting "Blue Chip" companies, a defensive position is deemed advisable to help preserve capital, the Blue Chip Fund may temporarily invest without limit in high-grade debt securities, securities of the U.S. Government and its agencies, and high quality money market instruments, including repurchase agreements, or retain cash.

The Blue Chip Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

There are risks inherent in the investment in any security, including shares of the Blue Chip Fund. The investment manager attempts to reduce risk through diversification of the Blue Chip Fund's portfolio and fundamental research; however, there is no guarantee that such efforts will be successful. The investment manager believes that there are opportunities for growth of capital and growth of dividends from investments in "Blue Chip" companies over time. The Blue Chip Fund's shares are intended for long-term investment.


At a joint Special Meeting of Shareholders of the Blue Chip Fund to be held on December 17, 1998, shareholders of the Blue Chip Fund will be asked to (i) eliminate the shareholder approval requirement to amend investment objectives and unidentified policies, (ii) revise certain fundamental policies to provide the Fund's Board with maximum flexibility and (iii) eliminate the shareholder approval requirement to change other identified policies. The proposed revisions to the investment policies will simplify and modernize such policies and potentially save the Fund the expense of subsequent meetings. For more information on the proposed revisions to certain fundamental investment policies of the Blue Chip Fund, see Exhibit C attached hereto. The Quantitative Equity Fund has investment policies similar to the current investment policies of the Blue Chip Fund. For more information on the Quantitative Equity Fund's investment policies see the Quantitative Equity Fund's Prospectus and Statement of Additional Information. As a consequence, the

Reorganization will result in similar changes to the Quantitative Equity Fund's current investment policies to (i) eliminate the shareholder approval requirement to amend investment objectives and unidentified policies, (ii) revise certain fundamental policies to provide the Fund's Board with maximum flexibility and (iii) eliminate the shareholder approval requirement to change other identified policies.


Under normal conditions, the Quantitative Equity Fund will invest at least 65%, and may invest up to 100%, of its total assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants and rights exercisable for equity securities. Normally, the Quantitative Equity Fund's primary investments will be common stocks of large, well capitalized companies. The Quantitative Equity Fund currently does not intend to invest more than 5% of its net assets in debt securities (including convertible debt securities) during the current year (except for defensive investments described below). In seeking to achieve the Quantitative Equity Fund's objectives, the investment manager will emphasize the use of fundamental research and advanced quantitative technology. There is no assurance that the management strategy for the Quantitative Equity Fund will be successful or that the Quantitative Equity Fund will achieve its objectives.


The investment manager uses a disciplined approach to stock selection and fundamental research to help it identify quality "growth" companies, whose stocks are selling at reasonable prices based upon their earnings potential and whose earnings are growing faster than the market average. Those stocks that are believed by the investment manager to have superior price appreciation potential are considered as eligible for investment by the Quantitative Equity Fund. Thus, a list of eligible investments is developed by the investment manager through a regimented review process that applies the results of research generated by the investment manager's analytical staff to well defined quantitative factors (e.g., return on equity, earnings per share growth) and qualitative factors (e.g., industry growth, market share). As described below, the Quantitative Equity Fund's portfolio is structured by the investment manager from eligible investments by using advanced quantitative technology with a view to reducing the degree by which the volatility of the portfolio differs from the volatility of the market for growth stocks generally.


The investment manager believes that there are identifiable macro-economic factors that are major contributors to the volatility of the stock market. Examples of these factors include: economic growth, the direction of long-term interest rates and the credit spread, which is the spread between Treasury and corporate fixed income securities. In selecting among the growth stocks identified as being eligible for inclusion in the Quantitative Equity Fund's portfolio, the investment manager applies advanced quantitative techniques to help structure the portfolio so that normally it is neutrally weighted to these macro-economic factors. These techniques involve the use of computer modeling to help select a portfolio of securities believed to be attractive while simultaneously maintaining a neutral macroeconomic posture. Neutral weighting means that the exposure of the Quantitative Equity Fund's portfolio to the effect of these macro-economic factors is, in the view of the investment manager, generally the same as the exposure of the market for growth stocks as a whole. The purpose of this process is to reduce the degree by which the volatility of the portfolio differs from the volatility of the market for growth stocks and to increase the importance of fundamental research and stock selection the management process.

Depending upon economic and market conditions, the investment manager may at times under- or overweight the portfolio with respect to certain macro-economic factors. In those circumstances, the return potential as well as the risk profile of the Quantitative Equity Fund's portfolio may be increased relative to the market for growth stocks generally. However, a primary goal of portfolio structuring for the Quantitative Equity Fund is to reduce those risks and the investment manager would normally not be expected to so weight the portfolio.

The Quantitative Equity Fund may also purchase and write options, engage in financial futures transactions, purchase foreign securities and engage in related foreign currency transactions and lend its portfolio securities. When a defensive position is deemed advisable, all or a significant portion of the Quantitative Equity Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements.

The Quantitative Equity Fund does not generally make investments for short-term profits, but is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

PERFORMANCE INFORMATION. A comparison of the total returns for the Blue Chip Fund and the Quantitative Equity Fund for the periods ending

August 31, 1998 is set forth in the table below. Performance is computed without adjustment for any sales charges.



                                  TOTAL RETURNS               ANNUALIZED TOTAL RETURNS
                              ----------------------   --------------------------------------
                              INCEPTION   CUMULATIVE
FUND                  CLASS     DATE      YTD RETURN    1 YEAR    3 YEAR   5 YEAR   INCEPTION
----                  -----   ---------   ----------    ------    ------   ------   ---------
Blue Chip............   A     11/23/87      (7.37)%     (2.89)%   17.81%   12.72%    12.02%
                        B      5/31/94      (7.93)%     (3.79)%   16.80%    N/A      15.86%
                        C      5/31/94      (7.89)%     (3.68)%   16.87%    N/A      16.03%
                        I     11/22/95      (6.97)%     (2.40)%    N/A      N/A      16.81%
Quantitative
  Equity.............   A      2/15/96     (12.55)%    (14.09)%    N/A      N/A       8.21%
                        B      2/15/96     (13.08)%    (14.70)%    N/A      N/A       7.30%
                        C      2/15/96     (12.98)%    (14.66)%    N/A      N/A       7.41%
                        I       9/9/96     (12.42)%    (13.76)%    N/A      N/A       9.99%


The total returns are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods and would not be representative of the Blue Chip Fund operating with different investment policies.

INVESTMENT ADVISER. The Blue Chip Fund and the Quantitative Equity Fund are managed by the Adviser. The Adviser's principal office is located at 345 Park Avenue, New York, New York 10154. The Adviser is described fully above in Proposal 1.

ADVISORY AND OTHER FEES. The contractual advisory fees of the Blue Chip Fund are the same as those of the Quantitative Equity Fund. Pursuant to an investment management agreement the Blue Chip Fund pays the Adviser an annual management fee at the rates set forth below, which rates are the same rates currently being paid by the Quantitative Equity Fund:

             AVERAGE DAILY NET ASSET
                  VALUE ($000)                     MANAGEMENT FEE
             -----------------------               --------------
0-250,000........................................    .58 of 1%
250,000-999,999..................................    .55 of 1%
1,000,000-2,499,999..............................    .53 of 1%
2,500,000-4,999,999..............................    .51 of 1%
5,000,000-7,499,999..............................    .48 of 1%
7,500,000-9,999,999..............................    .46 of 1%
10,000,000-12,499,999............................    .44 of 1%
12,500,000 or more...............................    .42 of 1%

For the fiscal year ended October 31, 1997 the Blue Chip Fund paid the Adviser $2,018,000. For a complete description of the advisory services provided to the Blue Chip Fund, see the sections of the Blue Chip Fund Prospectus entitled "INVESTMENT MANAGER AND UNDERWRITER -- Investment Manager."

For the fiscal year ended November 30, 1997 the Quantitative Equity Fund paid the Adviser $46,000. For a complete description of the advisory services provided to the Quantitative Equity Fund, see the sections of the Quantitative Equity Fund Prospectus entitled "INVESTMENT MANAGER AND
UNDERWRITER -- Investment Manager."

UNDERWRITING AND DISTRIBUTION. The Blue Chip Fund has distribution and service plans which are substantially identical to those adopted by the Quantitative Equity Fund (the "Distribution and Service Plans"). Pursuant to an underwriting and distribution services agreement ("distribution agreement") with the Blue Chip Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of the Adviser, is the principal underwriter and distributor of the Blue Chip Fund's shares and acts as agent of the Blue Chip Fund in the sale of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Blue Chip Fund shares for sale under the securities laws of the various states and the Blue Chip Fund bears the expense of registering its shares with the Securities and Exchange Commission. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services.

     CLASS A SHARES. KDI receives no compensation from the Blue Chip Fund as principal underwriter for Class A shares and will pay all expenses of distribution of the Blue Chip Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. KDI retains the sales charge upon the purchase of shares and will pay or allow concessions or discounts to firms for the sale of the Blue Chip Fund's shares.

     CLASS B SHARES. For its services under the distribution agreement, KDI receives a fee from the Blue Chip Fund, payable monthly, at the annual rate of .75% of average daily net assets of the Blue Chip Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

     CLASS C SHARES. For its services under the distribution agreement, KDI receives a fee from the Blue Chip Fund, payable monthly, at the annual rate of .75% of average daily net assets of the Blue Chip Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI advances to firms the first year distribution fee at a rate of .75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges.


     CLASS I SHARES. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee.


RULE 12B-1 PLAN. The Blue Chip Fund has Rule 12b-1 plans that provide for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes. The 12b-1 plans are approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner an investment company may, directly or indirectly, bear the expenses of distributing its shares.

ADMINISTRATIVE SERVICES. KDI also provides information and administrative services for shareholders of each Fund pursuant to administrative services agreements ("administrative agreements"). KDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding each Fund and its special features and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreements, each Fund pays KDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of such Fund. With respect to Class A shares, KDI then pays each firm a service fee at an annual rate of up to .25% of net assets of those accounts that it maintains and services for each Fund. With respect to Class B shares and Class C shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of net assets of those accounts in the Fund that it maintains and services attributable to Class B shares and Class C shares, respectively. Firms to which service fees may be paid include affiliates of KDI.

     CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by KDI or a Fund. The fees are calculated monthly and normally paid quarterly.

     CLASS B AND CLASS C SHARES. KDI currently advances to firms the first year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund.

     CLASS I SHARES. There is no administrative service fee charged to Class I shares.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for each Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm provides administrative services as well as, with respect to Class A shares, the date when shares representing such assets were purchased. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Funds.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of both Funds maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of both Funds held outside the United States. IFTC also is the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC") an affiliate of the Adviser, serves as "Shareholder Service Agent" of the Funds and as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. The Blue Chip Fund has adopted the same arrangements. For a description of shareholder service agent fees payable to the Shareholder Service Agent, see "INVESTMENT MANAGER AND
UNDERWRITER -- Custodian, Transfer Agent and Shareholder Service Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. The Adviser places all orders for purchases and sales of a Fund's securities. Subject to seeking best execution of orders, the Adviser may consider sales of shares of a Fund and other funds managed by the Adviser or its affiliates as a factor in selecting broker-dealers. See "PORTFOLIO TRANSACTIONS" in the Statement of Additional Information.

The tables below set forth (i) the fees and expenses paid by the Blue Chip Fund and the Quantitative Equity Fund for their last fiscal year, which was October 31, 1997 for the Blue Chip Fund and November 30, 1997 for the Quantitative Equity Fund and (ii) pro forma expenses reflecting the Reorganization for the Blue Chip Fund for Class A, B, C and I shares.

                            EXPENSE COMPARISON TABLE
                                 CLASS A SHARES


                                   BLUE CHIP    QUANTITATIVE
                                     FUND       EQUITY FUND     PRO FORMA(1)
                                   ---------    ------------    ------------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Load Imposed on
  Purchase of a Share (as a
  percentage of Offering
  Price).......................      5.75%          5.75%           5.75%
Contingent Deferred Sales
  Charge (CDSC) (as a
  percentage of the lower of
  the original purchase price
  or redemption proceeds)(2)...      None           None            None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Management Fees................       .57%           .58%            .56%
Other Expenses.................       .62%           .87%            .70%
                                     ----           ----            ----
Total Fund Operating
  Expenses.....................      1.19%          1.45%           1.26%
EXPENSE EXAMPLE OF TOTAL
  OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE
  PERIOD(3)
One Year.......................      $ 69           $ 71            $ 70
Three Years....................      $ 93           $101            $ 95
Five Years.....................      $119           $132            $123
Ten Years......................      $194           $221            $201


---------------

Notes to Expense Comparison Table:


(1) The Pro Forma column reflects expenses estimated for the Blue Chip Fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge for the first year and .50% for the second year.

(3) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and the reinvestment of all dividends.

                            EXPENSE COMPARISON TABLE
                                 CLASS B SHARES

                                 BLUE CHIP    QUANTITATIVE
                                   FUND       EQUITY FUND     PRO FORMA(1)
                                 ---------    ------------    ------------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Load Imposed on
  Purchase of a Share (as a
  percentage of Offering
  Price).......................      None          None            None
Contingent Deferred Sales
  Charge (CDSC) as a percentage
  of the lower of the original
  purchase price or redemption
  proceeds)(2).................    4.00-0%       4.00-0%         4.00-0%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average
  net assets)
Management Fees................       .57%          .58%            .56%
Rule 12b-1 Fees................       .75%          .75%            .75%
Other Expenses.................       .74%          .94%            .77%
                                  -------       -------         -------
Total Fund Operating
  Expenses.....................      2.06%         2.27%           2.08%
EXPENSE EXAMPLE OF TOTAL
  OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE
  PERIOD(3)
One Year.......................      $ 61          $ 63            $ 61
Three Years....................      $ 95          $101            $ 95
Five Years.....................      $131          $142            $132
Ten Years......................      $196          $221            $201

---------------

Notes to Expense Comparison Table:



(1) The Pro Forma column reflects expenses estimated for the Blue Chip Fund subsequent to the Reorganization and reflects the effect of the Reorganization.



(2) Contingent deferred sales charges on Class B shares are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.



(3) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and the reinvestment of all dividends. Assumes conversion to Class A shares six years after purchase.

                            EXPENSE COMPARISON TABLE
                                 CLASS C SHARES

                                  BLUE CHIP    QUANTITATIVE
                                    FUND       EQUITY FUND     PRO FORMA(1)
                                  ---------    ------------    ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchase of a Share (as a
  percentage of Offering
  Price).........................   None           None            None
Contingent Deferred Sales Charge
  (CDSC) as a percentage of the
  lower of the original purchase
  price or redemption
  proceeds)(2)...................   1.00%          1.00%           1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Management Fees..................    .57%           .58%            .56%
Rule 12b-1 Fees..................    .75%           .75%            .75%
Other Expenses...................    .68%           .83%            .72%
                                    ----           ----            ----
Total Fund Operating Expenses....   2.00%          2.16%           2.03%
EXPENSE EXAMPLE OF TOTAL
  OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE
  PERIOD(3)
One Year.........................   $ 30           $ 32            $ 31
Three Years......................   $ 63           $ 68            $ 64
Five Years.......................   $108           $116            $109
Ten Years........................   $233           $249            $236

---------------

Notes to Expense Comparison Table:



(1) The Pro Forma column reflects expenses estimated for the Blue Chip Fund subsequent to the Reorganization and reflects the effect of the Reorganization.


(2) The contingent deferred sales charge for Class C shares is 1% for the first year.

(3) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and the reinvestment of all dividends.

                            EXPENSE COMPARISON TABLE
                                 CLASS I SHARES


                                  BLUE CHIP    QUANTITATIVE
                                    FUND       EQUITY FUND     PRO FORMA(1)
                                  ---------    ------------    ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchase of a Share (as a
  percentage of Offering
  Price).........................   None           None            None
Contingent Deferred Sales Charge
  (CDSC) (as a percentage of the
  lower of the original purchase
  price or redemption
  proceeds)......................   None           None            None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Management Fees..................    .57%           .58%            .56%
Other Expenses...................    .13%           .68%            .12%
                                    ----           ----            ----
Total Fund Operating Expenses....    .70%          1.26%            .68%
EXPENSE EXAMPLE OF TOTAL
  OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE
  PERIOD(2)
One Year.........................    $ 7           $ 13             $ 7
Three Years......................    $22           $ 40             $22
Five Years.......................    $39           $ 69             $38
Ten Years........................    $87           $152             $85


---------------

Notes to Expense Comparison Table:



(1) The Pro Forma column reflects expenses estimated for the Blue Chip Fund subsequent to the Reorganization and reflects the effect of the Reorganization.


(2) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and the reinvestment of all dividends.

DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. The Blue Chip Fund and the Quantitative Equity Fund offer four classes of shares. The Class A shares of the Blue Chip Fund and the Quantitative Equity Fund are each subject to an initial sales charge and annual service fees of .25%. The following Class A sales charges and commissions apply to the Blue Chip Fund and the Quantitative Equity Fund.

                     CLASS A SALES CHARGES AND COMMISSIONS

                                                               AUTHORIZED
                                                                 DEALER
                                          SALES CHARGE         COMMISSION
                                      ---------------------    ----------
                                      AS % OF                   AS % OF
                                       PUBLIC      AS % OF       PUBLIC
                                      OFFERING    NET ASSET     OFFERING
         PURCHASE AMOUNT               PRICE        VALUE        PRICE
         ---------------              --------    ---------     --------
Less than $50,000.................      5.75%       6.10%         5.20%
$50,000 but less than $100,000....      4.50%       4.71%         4.00%
$100,000 but less than $250,000...      3.50%       3.63%         3.00%
$250,000 but less than $500,000...      2.60%       2.67%         2.25%
$500,000 but less than $1
  million.........................      2.00%       2.04%         1.75%
$1 million and over...............      --(1)       --(1)         --(2)

---------------
(1) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge for the first year and .50% for the second year.


(2) Dealer commission is payable by KDI.


The initial sales charge applicable to Class A shares of the Blue Chip Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Blue Chip Fund after the Reorganization will be subject to the initial sales charge, excluding Class A shares purchased through the dividend reinvestment plan.

The Class B shares of the Blue Chip Fund and the Quantitative Equity Fund do not incur an initial sales charge when purchased, but are subject to a .25% annual service fee and a Rule 12b-1 distribution fee. Class B shares are also subject to a contingent deferred sales charge of 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.

Class C shares of the Blue Chip Fund and the Quantitative Equity Fund have no initial sales charges but are subject to a Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase.

No contingent deferred sales charge will be imposed on Class B and Class C shares of the Quantitative Equity Fund in connection with the Reorganization. The holding period and conversion period for Class B and Class C shares of the Blue Chip Fund received in connection with the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Quantitative Equity Fund or (ii) the holder purchased such shares from any other Kemper Fund and subsequently exchanged them for shares of the Quantitative Equity Fund.

Class I Shares are only available for purchase by: (a) tax exempt retirement plans of the Adviser and its affiliates and (b) the following investment advisory clients of the Adviser and its investment advisory affiliates that invest at least $1 million in the Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result, the overall investment return will be higher for Class I shares than for Class A, B and C shares.

For a complete description of the Class A, B, C and I shares, see the sections of the Blue Chip Fund and the Quantitative Equity Fund Prospectus and Statement of Additional Information entitled "PURCHASE OF SHARES" and "PURCHASE AND REDEMPTION OF SHARES," respectively.

Shares of the Blue Chip Fund and the Quantitative Equity Fund may be purchased through a financial adviser, by check, by electronic transfer, and by exchange from certain other open-end mutual funds distributed by KDI. For a complete description regarding purchase of shares and exchange of shares of the Funds, see the sections of the Prospectus and Statement of Additional Information entitled "PURCHASE OF SHARES" and "PURCHASE AND REDEMPTION OF SHARES," respectively.

Shares of the Blue Chip Fund and the Quantitative Equity Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the Blue Chip Fund or the Quantitative Equity Fund may be redeemed or exchanged through a financial adviser by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or by electronic transfer) subject to limitations described in the prospectus.

The stock transfer books of the Quantitative Equity Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the Quantitative Equity Fund. Redemption requests or transfer instructions received by the Quantitative Equity Fund after that date will be treated by the Fund as requests for the redemption or instructions for transfer of the shares of the Blue Chip Fund credited to the accounts of the shareholders of the Quantitative Equity Fund. Redemption requests or transfer instructions received by the Quantitative Equity Fund after the close of business on the day prior to the date of Closing will be forwarded to the Blue Chip Fund. For a complete description of the redemption arrangements for the Funds, see the sections of the Blue Chip Fund and Quantitative Equity Fund Prospectus entitled "REDEMPTION OR REPURCHASE OF SHARES."


CAPITALIZATION. The following table sets forth the capitalization of the Blue Chip and the Quantitative Equity Fund as of September 30, 1998, and the pro forma capitalization of the Blue Chip Fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                 CAPITALIZATION TABLE AS OF SEPTEMBER 30, 1998



                                           QUANTITATIVE
                         BLUE CHIP FUND    EQUITY FUND     PRO FORMA(1)
                         --------------    ------------    ------------
NET ASSETS
  Class A shares.....     $358,505,000      $5,401,000     $363,906,000
  Class B shares.....     $160,690,000      $4,313,000     $165,003,000
  Class C shares.....     $ 21,431,000      $1,327,000     $ 22,758,000
  Class I shares.....     $  5,168,000      $1,880,000     $  7,048,000
NET ASSET VALUE PER
  SHARE
  Class A shares.....           $15.57          $11.47           $15.57
  Class B shares.....           $15.51          $11.21           $15.51
  Class C shares.....           $15.61          $11.24           $15.61
  Class I shares.....           $15.61          $11.54           $15.61
SHARES OUTSTANDING
  Class A shares.....       23,024,000         471,000       23,371,000
  Class B shares.....       10,358,000         385,000       10,636,000
  Class C shares.....        1,373,000         118,000        1,458,000
  Class I shares.....          331,000         163,000          452,000
SHARES AUTHORIZED
  Class A shares.....        Unlimited       Unlimited        Unlimited
  Class B shares.....        Unlimited       Unlimited        Unlimited
  Class C shares.....        Unlimited       Unlimited        Unlimited
  Class I shares.....


---------------
(1) The pro forma figures reflect the effect of the Reorganization.

B. RISK FACTORS

SIMILARITY OF RISKS

Under normal market conditions, the Blue Chip Fund will, as a fundamental policy, invest at least 65%, and may invest up to 100%, of its total assets in the common stock of companies with a market capitalization of at least $1 billion at the time of investment. Under normal conditions, the Quantitative Equity Fund will invest at least 65%, and may invest up to 100%, of its total assets in equity securities. Both Funds' primary investments will be common stocks of large, well capitalized companies. Both Funds may, however, invest in preferred stocks, debt securities and securities convertible into or exchangeable for common stocks including warrants and rights. Securities of large, well capitalized companies are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments.

Both Funds may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. The Quantitative Equity Fund may also write options. For more information, see the sections of the Blue Chip Fund and the Quantitative Equity Fund Prospectus entitled "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS -- Special Risk Factors -- Foreign Securities" and "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS -- Additional Investment Information."

DIFFERENCES IN RISKS

In general, the Blue Chip Fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change. Thus, the Blue Chip Fund in seeking its objective will endeavor to select its investments from among high quality companies operating in the more attractive industries. The Blue Chip Fund will be managed using quantitative methods but its reliance on quantitative methods will be less than that of the Quantitative Equity Fund. The Quantitative Equity Fund's portfolio is structured by the investment manager from eligible investments by using advanced quantitative technology with a view to reducing the degree by which the volatility of the portfolio differs from the volatility of the market for growth stocks generally. In selecting among the growth stocks identified as being eligible for inclusion in the Quantitative Equity Fund's portfolio, the investment manager applies advanced quantitative techniques to help structure the portfolio so that normally it is neutrally weighted to macro-economic factors. The purpose of this process is to reduce the degree by which the volatility of the portfolio differs from the market for growth stocks and to increase the importance of fundamental research and stock selection in the management process.

C. THE PROPOSED REORGANIZATION

The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Funds at (800) 621-1048 and asking for the "Reorganization SAI."

TERMS OF THE AGREEMENT

Pursuant to the Agreement, the Blue Chip Fund, an open-end management investment company organized as a business trust, would acquire all of the assets and the liabilities of the Quantitative Equity Fund on the date of the Closing in consideration for Class A, B, C and I shares of the Blue Chip Fund.


Subject to the Quantitative Equity Fund's shareholders approving the Reorganization and the approval by the shareholders of the Blue Chip Fund of Quantitative Equity investment policies, the closing (the "Closing") will occur on February 5, 1999 or such other date as the Blue Chip Fund and the Quantitative Equity Fund may mutually agree.



On the date of the Closing, the Quantitative Equity Fund will transfer to the Blue Chip Fund all of its assets and liabilities. The Blue Chip Fund will in turn transfer to the Quantitative Equity Fund a number of its Class A, B, C and I shares equal in value to the value of the net assets of the Fund, transferred to the Blue Chip Fund as of the date of the Closing, as determined in accordance with the valuation method described in the Blue Chip Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Blue Chip Fund and the Quantitative Equity Fund may individually distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains, if any) as of such date.



The Quantitative Equity Fund will distribute in complete liquidation the Class A, B, C and I shares of the Blue Chip Fund to the shareholders of the respective class of the Quantitative Equity Fund promptly after the Closing and then will be dissolved and terminated in accordance with its Declaration of Trust.


The Quantitative Equity Fund has made certain standard representations and warranties to the Blue Chip Fund regarding its capitalization, status and conduct of business.

Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

     1. the approval of the Reorganization by shareholders of the Quantitative Equity Fund;

     2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

     3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

     4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

     5. the effectiveness under applicable law of the registration statement of the Blue Chip Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

     6. the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for federal income tax purposes.

The Agreement may be terminated or amended with respect to the Reorganization by the mutual consent of the parties either before or after approval thereof by the shareholders of the Quantitative Equity Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the Quantitative Equity Fund's shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Quantitative Equity Fund and that the interests of existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED


SHARES OF BENEFICIAL INTEREST. Beneficial interests in the Blue Chip Fund are represented by transferable Class A, B, C and I shares, no par value per share. The Declaration of Trust of the Blue Chip Fund permits the trustees, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further subdivide the shares of a series into one or more classes of shares for such portfolio.


VOTING RIGHTS OF SHAREHOLDERS. Holders of shares of the Blue Chip Fund are entitled to one vote per share on matters as to which they are entitled to vote.

The Blue Chip Fund operates as an open-end management investment company registered with the SEC under the 1940 Act. In addition to the specific voting rights described above, shareholders of the Blue Chip Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Blue Chip Fund may request that the board of trustees call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganization is approved, the Blue Chip Fund will establish an account for each Quantitative Equity Fund shareholder containing the appropriate number of shares of the Blue Chip Fund. The shareholder services and shareholder programs of the Blue Chip Fund and the Quantitative Equity Fund are substantially identical. Shareholders of the Quantitative Equity Fund who are accumulating shares of the Quantitative Equity Fund under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to shares of the Quantitative Equity Fund, will retain the same rights and privileges after the Reorganization in connection with the Blue Chip Fund Class A, B, C or I shares received in the Reorganization through substantially identical plans maintained by the Blue Chip Fund. Investors Fiduciary Trust Company ("IFTC"), as custodian, and State Street Bank and Trust Company, as sub-custodian, have custody of all securities and cash of both Funds maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of both Funds held outside the United States.

Upon approval of the Reorganization, shareholders of the Quantitative Equity Fund who currently own shares in certificate form are asked to surrender these shares to the Quantitative Equity Fund's shareholder service agent, KSvC. Quantitative Equity Fund shareholders must submit a written request to IFTC in order to receive certificates for their Blue Chip Fund shares. No certificates for Blue Chip Fund shares will be issued as part of the Reorganization except upon request.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES


The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the Quantitative Equity Fund and shareholders of the Blue Chip Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, a foreign person or that acquired its Class A, B, C or I shares of the Quantitative Equity Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their Quantitative Equity Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to the Closing of the Reorganization that the Quantitative Equity Fund and the Blue Chip Fund receive an opinion from Vedder, Price, Kaufman & Kammholz ("Vedder Price") substantially to the effect that for federal income tax purposes:


     1. The acquisition by the Blue Chip Fund of the assets of the Quantitative Equity Fund in exchange solely for Class A, B, C and I shares of the Blue Chip Fund and the assumption by the Blue Chip Fund of the liabilities of the Quantitative Equity Fund will qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.


     2. No gain or loss will be recognized by the Quantitative Equity Fund or the Blue Chip Fund upon the transfer to the Blue Chip Fund of the assets of the Quantitative Equity Fund in exchange solely for the Class A, B, C and I shares of the Blue Chip Fund and the assumption by the Blue Chip Fund of the liabilities of the Quantitative Equity Fund.

     3. The Blue Chip Fund's basis in the Quantitative Equity Fund's assets received in the Reorganization will equal the basis of such assets in the hands of the Quantitative Equity Fund immediately prior to the transfer, and the Blue Chip Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Quantitative Equity Fund.


     4. No gain or loss will be recognized by the shareholders of the Quantitative Equity Fund upon the exchange of their shares of the Quantitative Equity Fund solely for the Class A, B, C and I shares of the Blue Chip Fund.

     5. The aggregate tax basis in the Class A, B, C and I shares of the Blue Chip Fund received by the shareholders of the Quantitative Equity Fund will be the same as the aggregate tax basis of the shares of the Quantitative Equity Fund surrendered in exchange therefor.

     6. The holding period of the Class A, B, C and I shares of the Blue Chip Fund received by the shareholders of the Quantitative Equity Fund will include the holding period of the shares of the Quantitative Equity Fund surrendered in exchange therefor provided such surrendered shares of the Quantitative Equity Fund are held as capital assets by such shareholder.

In rendering its opinions, Vedder Price will rely upon certain representations of the management of the Blue Chip Fund and the Quantitative Equity Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the Quantitative Equity Fund occurring prior to the Closing and post-Closing redemptions of shares of the Quantitative Equity Fund that are received in the Reorganization will consist solely of redemptions in the ordinary course of business.

The Blue Chip Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Quantitative Equity Fund and its shareholders.

EXPENSES

Expenses for the Reorganization will be paid by the Adviser.

As noted above, shareholders of the Quantitative Equity Fund may redeem their shares or exchange their shares for shares of certain other open-end mutual funds distributed by KDI at any time prior to the closing of the Reorganization. See the section of the Blue Chip Fund and the Quantitative Equity Fund Prospectus entitled "SPECIAL FEATURES." Redemptions and exchanges of shares generally are taxable transactions for federal income tax purposes, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding the federal, state and local tax consequences of potential transactions.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B, C and I shares of the Blue

Chip Fund will be passed on by Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601.

FINANCIAL STATEMENTS

The unaudited updated Financial Highlights for the Blue Chip Fund and the Quantitative Equity Fund are attached hereto as Exhibit D.

In addition, incorporated by reference in their respective entireties are (i) for the Blue Chip Fund, the unaudited financial statements for the six months ended April 30, 1998 and the audited financial statements for the fiscal year ended October 31, 1997, attached as Exhibit C to the Reorganization SAI; and
(ii) for the Quantitative Equity Fund, the unaudited financial statements for the six months ended May 31, 1998 and the audited financial statements for the fiscal year ended November 30, 1997 attached as Exhibit E to the Reorganization SAI.

D. RECOMMENDATION OF THE BOARD


The Board of the Quantitative Equity Fund has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of the Shareholders of the Quantitative Equity Fund. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE BLUE CHIP FUND AND THE QUANTITATIVE EQUITY FUND


At the close of business on September 22, 1998, the record date with respect to the Special Meeting, there were 22,766,486 Class A shares, 10,293,201 Class B shares, 1,371,613 Class C shares and 333,735 Class I shares, respectively, of the Blue Chip Fund. As of such date, the trustees and officers of the Blue Chip Fund as a group own less than 1% of the outstanding shares of the Blue Chip Fund. The following table sets forth the percentage of each person who, as of June 30, 1998, owns of record, or is known by the Blue Chip to own of record or beneficially own 5% or more of any class of shares of the Blue Chip Fund.



                                                              PERCENTAGE OF
        CLASS                NAME AND ADDRESS OF OWNER          OWNERSHIP
        -----                -------------------------        -------------
B Shares.............    National Financial Services Corp.         5.53*
                         FBO Paul W. Grabow
                         137 Ball Road
                         Mountain Lake, NJ 07046
I Shares.............    Scudder Kemper Investments, Inc.,         8.03*
                         on behalf of certain accounts for
                         which it serves as investment
                         advisor
                         Scudder Kemper Investments, Inc.,        75.66*
                         on behalf of certain accounts for
                         which it serves as investment
                         advisor



---------------


* May be deemed to beneficially own certain shares, but disclaims any beneficial ownership in such shares.



At the close of business on September 22, 1998, the record date with respect to the Special Meeting, there were 470,066 Class A shares, 385,058 Class B Shares, 118,309 Class C shares and 162,881 Class I shares, respectively, of the Quantitative Equity Fund. As of June 30, none of the trustees or officers of the Quantitative Equity Fund beneficially owned any shares of the Quantitative Equity Fund except for Donald L. Dunaway who owned 1,333 shares which included 938 shares held with shared investment and voting power. The trustees and officers of the Quantitative Equity Fund as a group own less than 1% of the outstanding shares of the Quantitative Equity Fund. The following table sets forth the percentage of each person who, as of June 30, 1998, owns of record, or is known by the Quantitative Equity

Fund to own of record or beneficially own 5% or more of any class of shares of the Quantitative Equity Fund.


                                                              PERCENTAGE OF
        CLASS                NAME AND ADDRESS OF OWNER          OWNERSHIP
        -----                -------------------------        -------------
A Shares.............    Zurich Kemper Investments                16.51
                         Attn.: Julius Gapuz
                         Accounting Control 31st Floor
                         222 S. Riverside Plaza
                         Chicago, IL 60606
                         Jerome E. Rau &                           5.67
                         Lillian A. Rau JT WROS
                         1788 Pebble Beach Drive,
                         Hoffman Est, IL 60194
B Shares.............    Kemper Financial Services                22.49
                         Attn.: Accounting Control
                         120 S. Lasalle Street, 20th Floor
                         Chicago, IL 60603
                         Everen Clearing Corp. Cust               11.72
                         Attn: Chris Scotto
                         111 E. Kilbourn Ave.
                         Milwaukee, WI 53202
C Shares.............    Zurich Kemper Investments                65.66
                         Attn.: Julius Gapuz
                         Accounting Control, 31st Floor
                         222 S. Riverside Plaza
                         Chicago, IL 60606
                         John E. Susong                            7.39
                         C/O Pension Consulting Svcs
                         7181 Chagrin Road
                         Chagrin Falls, OH 44023
I Shares.............    Scudder/Kemper Investments Inc.           9.27
                         Money Purchases Plan #62524
                         Attn: Peter Drexler
                         345 Park Ave.
                         New York, NY 10154
                         Scudder/Kemper Investments Inc.          75.62
                         Profit Sharing Plan #61486
                         Attn: Peter Drexler
                         345 Park Ave.
                         New York, NY 10154

B. SHAREHOLDER PROPOSALS

As a general matter, the Blue Chip Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the Quantitative Equity Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. A shareholder wishing to submit a proposal for inclusion in the Fund's proxy statement for the next meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal, however, does not guarantee its inclusion. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to the Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

C. VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Quantitative Equity Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Quantitative Equity Fund does not utilize cumulative voting.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Special Meeting. If no instructions are given, the proxy will be voted as recommended by the Board on each Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Special Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Proposal 1, approval of a new investment management agreement, requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. The term "majority of the outstanding voting securities," as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of a fund present at the meeting if more than 50% of the outstanding voting securities of a fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of a fund. Proposal 2, approval of the Reorganization, requires the affirmative vote of a majority of the outstanding shares of the Quantitative Equity Fund entitled to vote.

In tallying shareholder votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for determining whether a quorum is present for purposes of convening the Special Meeting and will be considered present at the Special Meeting. On Proposal 1, abstentions will have the effect of an "AGAINST" vote on the Proposal. Broker non-votes will have the effect of an "AGAINST" vote on the Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities. Broker non-votes will not constitute "FOR" or "AGAINST" votes, and will be disregarded in determining the voting securities "present" on each of the Proposal if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting. On Proposal 2, abstentions and broker non-votes will have the effect of a "AGAINST" vote.

At least 30% of the shares of the Fund must be present, in person or by proxy, in order to constitute a quorum. Thus the Special Meeting could not take place on its scheduled date if less than 30% of the shares of the Fund were presented. If, by the time scheduled for the meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the persons named as proxies currently intend to propose one or more adjournments of the meeting for the Fund to permit further soliciting of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present (in person or by proxy). The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund's shareholders.

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received.

                                                                       EXHIBIT A

                                  FORM OF NEW

                        INVESTMENT MANAGEMENT AGREEMENT

                                 [NAME OF FUND]
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                               SEPTEMBER 7, 1998

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

[Name of Fund] (the "Fund") has been established as a Massachusetts business trust to engage in the business of an investment company. The Fund has issued shares of beneficial interest (the "Shares").

The Fund has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Fund agrees with you as follows:

     1. DELIVERY OF DOCUMENTS. The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with its investment objectives, policies and restrictions. The Fund has furnished you with copies properly certified or authenticated of each of the following documents related to the Fund:

          (a) The Declaration of Trust ("Declaration"), as amended to date.

          (b) By-Laws of the Fund as in effect on the date hereof (the
          "By-Laws").

          (c) Resolutions of the Trustees of the Fund and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

     The Fund will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing.

     2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with its investment objectives, policies and restrictions; the applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Fund's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Fund. You shall also make available to the Fund promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

     You shall furnish to the Fund's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Fund's officers or Board of Trustees shall reasonably request.

     3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Fund administrative services on behalf of the Fund necessary for operating as a closed-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Fund's Registration Statement, and semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to
     Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

     4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

     You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Fund is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and statements of additional information of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Fund; and costs of shareholders' and other meetings.

     5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of [ ] of 1 percent of the average weekly net assets of the Fund for such month; over
     (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

     The net asset value of the Fund shall be calculated at such time or times as the Trustees may determine in accordance with the provisions of the 1940 Act. On each day when net asset value is not calculated, the net asset value shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

     You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

     6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Fund. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

     7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Fund agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

     8. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force until September 30, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board of Trustees on 60 days' written notice to you, or by you on

     60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment.

     This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

     9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     10. LIMITATION OF LIABILITY FOR CLAIMS. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[name of Fund]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Fund, shall be subject to claims against or obligations of the Fund to any extent whatsoever, but that the Fund estate only shall be liable.

     You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund, or from any Trustee, officer, employee or agent of the Fund.

     11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                 Yours very truly,

                                 [Name of Fund]

                                 By:
                   -------------------------------------------------------------
                                     Vice President

The foregoing Agreement is hereby accepted as of the date hereof.

                                 SCUDDER KEMPER
                                 INVESTMENTS, INC.

                                 By:
                   -------------------------------------------------------------
                                     Name

               -----------------------------------------------------------------
                                     Title

                                                                       EXHIBIT B

  INVESTMENT OBJECTIVES AND ADVISORY FEES FOR FUNDS NOT INCLUDED IN THIS PROXY
           STATEMENT AND ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.


                                 SCUDDER FUNDS+



              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
MONEY MARKET FUNDS
  Government Money Market Series  High level of current income consistent with     0.250% of net assets++     $   83,870,139
                                  preservation of capital and liquidity.
  Money Market Series             High level of current income consistent with     0.250% of net assets++     $1,041,528,715
                                  preservation of capital and liquidity.
  Scudder Cash Investment Trust   Stability of capital while maintaining           0.500% to $250 million     $1,182,012,567
                                  liquidity of capital and providing current       0.450% next $250 million
                                  income.                                          0.400% next $500 million
                                                                                   0.350% thereafter++
  Scudder U.S. Treasury Money     Safety, liquidity, and stability of capital      0.500% of net assets++     $  388,528,203
    Fund                          and, consistent therewith, current income.
TAX FREE MONEY MARKET FUNDS
  Scudder California Tax Free     Stability of capital and the maintenance of a    0.500% of net assets       $      218,236
    Money Fund                    constant net asset value of $1.00 per share
                                  while providing California taxpayers income
                                  exempt from both California personal and
                                  regular federal income tax.
  Scudder New York Tax Free       Stability of capital while providing New York    0.500% of net assets++     $   92,514,040
    Money Fund                    taxpayers income exempt from New York state and
                                  New York City personal income taxes and regular
                                  federal income tax.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Tax Free Money Fund     Income exempt from regular federal income tax    0.500% to $500 million     $  283,055,833
                                  and stability of principal through investments   0.480% thereafter++
                                  in municipal securities.
  Tax Free Money Market Series    High level of current income exempt from         0.250% of net assets++     $  270,225,034
                                  federal income tax, consistent with
                                  preservation of capital and liquidity.
TAX FREE FUNDS
  Scudder California Tax Free     To provide California taxpayers with income      0.625% to $200 million     $  324,448,844
    Fund                          exempt from both California personal income tax  0.600% thereafter and regular federal income tax primarily
                                  through investment in California municipal
                                  securities.
  Scudder High Yield Tax Free     High level of income, exempt from regular        0.650% to $300 million     $  336,690,734
    Fund                          federal income tax, from an actively managed     0.600% thereafter
                                  portfolio consisting primarily of
                                  investment-grade municipal securities.
  Scudder Limited Term Tax Free   As high a level of income exempt from regular    0.600% of net assets++     $  116,876,371
    Fund                          federal income tax as is consistent with a high
                                  degree of principal stability.
  Scudder Managed Municipal       Income exempt from regular federal income tax    0.550% to $200 million     $  728,308,005
    Bonds                         primarily through investments in high-grade,     0.500% next $500 million
                                  long term municipal securities.                  0.475% thereafter
  Scudder Massachusetts Limited   As high a level of income exempt from            0.600% of net assets++     $   79,526,656
    Term Tax Free Fund            Massachusetts state personal income tax and
                                  regular federal income tax as is consistent
                                  with a high degree of price stability through
                                  investments primarily in investment-grade
                                  municipal securities.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Massachusetts Tax Free  To provide Massachusetts taxpayers income        0.600% to $400 million     $  373,905,826
    Fund                          exempt from both Massachusetts personal income   0.525% thereafter*
                                  tax and regular federal income tax through
                                  investment primarily in investment-grade
                                  municipal securities with long term maturities.
  Scudder Medium Term Tax Free    High level of income free from regular federal   0.600% to $500 million     $  656,951,039
    Fund                          income taxes and limited principal fluctuation   0.500% thereafter
                                  through investment primarily in high-grade,
                                  intermediate term municipal bonds.
  Scudder New York Tax Free Fund  To provide New York taxpayers income exempt      0.625% to $200 million     $  195,731,396
                                  from New York state and New York City personal   0.600% thereafter
                                  income taxes and regular federal income tax
                                  through investment primarily in New York
                                  municipal securities.
  Scudder Ohio Tax Free Fund      To provide Ohio taxpayers income exempt from     0.600% of net assets++     $   94,450,782
                                  both Ohio personal income tax and regular
                                  federal income tax through investment primarily
                                  in investment-grade municipal securities.
  Scudder Pennsylvania Tax Free   To provide Pennsylvania taxpayers income exempt  0.600% of net assets++     $   78,695,405
    Fund                          from both Pennsylvania personal income tax and
                                  regular federal income tax through investment
                                  primarily in investment-grade municipal
                                  securities.
TAX MANAGED FUNDS
  Scudder Tax Managed Growth      Long term growth of capital on an after-tax      0.800% of net assets                  N/A**
    Fund                          basis primarily through equity investment in
                                  established, medium- to large-sized U.S.
                                  companies with leading competitive positions.
  Scudder Tax Managed Small       Long term capital growth on an after-tax basis   0.900% of net assets                  N/A**
    Company Fund                  primarily through investment primarily in
                                  undervalued stocks of small U.S. companies.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
U.S. INCOME FUNDS
  Scudder Corporate Bond Fund     A high level of current income through           0.650% of net assets                  N/A**
                                  investment primarily in investment-grade
                                  corporate debt securities.
  Scudder GNMA Fund               High current income primarily from U.S.          0.650% to $200 million     $  392,444,820
                                  Government guaranteed mortgage-backed Ginnie     0.600% next $300 million
                                  Mae securities.                                  0.550% thereafter
  Scudder High Yield Bond Fund    A high level of current income and,              0.700% of net assets++     $  176,221,237
                                  secondarily, capital appreciation through
                                  investment primarily in below investment-grade
                                  domestic debt securities.
  Scudder Income Fund             A high level of income, consistent with the      0.650% to $200 million     $  695,255,717
                                  prudent investment of capital, through a         0.600% next $300 million
                                  flexible investment program emphasizing          0.550% thereafter
                                  high-grade bonds.
  Scudder Short Term Bond Fund    High level of income consistent with a high      0.600% to $500 million     $1,165,531,162
                                  degree of principal stability by investing       0.500% next $500 million
                                  primarily in high quality short-term bonds       0.450% next $500 million
                                                                                   0.400% next $500 million
                                                                                   0.375% next $1 billion
                                                                                   0.350% thereafter
  Scudder Zero Coupon 2000 Fund   As high an investment return over a selected     0.600% of net assets++     $   20,453,972
                                  period as is consistent with investment in U.S.
                                  Government securities and the minimization of
                                  reinvestment risk.
GLOBAL INCOME FUNDS
  Scudder Emerging Markets        High current income and, secondarily, long term  1.000% of net assets       $  323,628,082
    Income Fund                   capital appreciation by investing primarily in
                                  high-yielding debt securities issued by
                                  governments and corporations in emerging
                                  markets.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Global Bond Fund        Total return with an emphasis on current income  0.750% to $1 billion       $  135,113,465
                                  by investing primarily in high-grade bonds       0.700% thereafter++
                                  denominated in foreign currencies and the U.S.
                                  dollar. As a secondary objective, the Fund will
                                  seek capital appreciation.
  Scudder International Bond      Income primarily by investing in a managed       0.850% to $1 billion       $  145,818,767
    Fund                          portfolio of high-grade international bonds      0.800% thereafter++
                                  and, secondarily, protection and possible
                                  enhancement of principal value by actively
                                  managing currency, bond market and maturity
                                  exposure and by security selection.
ASSET ALLOCATION FUNDS
  Scudder Pathway Balanced        Balance of growth and income by investing in a   There will be no fee as    $  192,145,173
    Portfolio                     mix of Scudder money market, bond and equity     the Manager will receive
                                  mutual funds.                                    a fee from the underlying
                                                                                   funds.
  Scudder Pathway Conservative    Current income and, secondarily, long term       There will be no fee as    $   16,971,681
    Portfolio                     growth of capital by investing substantially in  the Manager will receive
                                  Scudder bond mutual funds, but will have some    a fee from the underlying
                                  exposure to Scudder equity mutual funds.         funds.
  Scudder Pathway Growth          Long term growth of capital by investing         There will be no fee as    $   49,574,256
    Portfolio                     predominantly in Scudder equity mutual funds     the Manager will receive
                                  designed to provide long term growth.            a fee from the underlying
                                                                                   funds.
  Scudder Pathway International   Maximize total return, consisting of capital     There will be no fee as    $   11,728,045
    Portfolio                     appreciation plus dividend income and interest   the Manager will receive
                                  by investing in a select mix of established      a fee from the underlying
                                  international and global Scudder Funds.          funds.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
U.S. GROWTH AND INCOME FUNDS
  Scudder Balanced Fund           A balance of growth and income from a            0.700% of net assets++     $  158,711,908
                                  diversified portfolio of equity and
                                  fixed-income securities and long term
                                  preservation of capital through a quality-
                                  oriented investment approach designed to reduce
                                  risk.
  Scudder Dividend & Growth Fund  High current income and long term growth of      0.750% of net assets                  N/A**
                                  capital through investment in income paying
                                  equity securities.
  Scudder Growth and Income Fund  Long term growth of capital, current income and  0.600% to $500 million     $6,833,584,122
                                  growth of income.                                0.550% next $500 million
                                                                                   0.500% next $500 million
                                                                                   0.475% next $500 million
                                                                                   0.450% next $1 billion
                                                                                   0.425% next $1.5 billion
                                                                                   0.405% next $1.5 billion
                                                                                   0.3875% next $4 billion
                                                                                   0.370% over $10 billion*
U.S. GROWTH FUNDS
  Classic Growth Fund             Long term growth of capital with reduced share   0.700% of net assets++     $   53,225,783
                                  price volatility compared to other growth
                                  mutual funds.
  Scudder 21st Century Growth     Long term growth of capital by investing         1.000% of net assets++     $   23,296,176
    Fund                          primarily in the securities of emerging growth
                                  companies poised to be leaders in the 21st
                                  century.
  Scudder Development Fund        Long term growth of capital by investing         1.000% to $500 million     $  845,405,075
                                  primarily in securities of small and medium      0.950% next $500 million
                                  size growth companies.                           0.900% thereafter

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Financial Services      Long term growth of capital by investing         0.750% of net assets++     $   36,926,469@
    Fund                          primarily in common stocks and other equity
                                  securities of companies in a group of related
                                  industries.
  Scudder Health Care Fund        Long term growth of capital by investing         0.850% of next assets++    $   40,923,873@
                                  primarily in common stocks and other equity
                                  securities of companies in a group of related
                                  industries.
  Scudder Large Company Growth    Long term growth of capital through investment   0.700% of net assets       $  288,064,975
    Fund (formerly Scudder        primarily in the equity securities of seasoned,
    Quality Growth Fund)          financially strong
                                  U.S. growth companies.
  Scudder Large Company Value     Maximize long term capital appreciation through  0.750% to $500 million     $2,212,733,138
    Fund (formerly Scudder        a value driven investment program.               0.650% next $500 million
    Capital Growth Fund)                                                           0.600% next $500 million
                                                                                   0.550% next $500 million
                                                                                   0.500% next $1.0 billion*
  Scudder Micro Cap Fund          Long term growth of capital by investing         0.750% of net assets       $   91,627,404
                                  primarily in a diversified portfolio of U.S.
                                  micro-cap common stocks.
  Scudder Real Estate Investment  Long term capital growth and current income by   0.800% of net assets++     $   20,435,489
    Fund                          investing primarily in equity securities of
                                  companies in the real estate industry.
  Scudder S&P 500 Index Fund      Investment results that, before expenses,        0.150% of net assets++     $   16,912,276
                                  correspond to the total return of common stocks
                                  publicly traded in the United States, as
                                  represented by the Standard & Poor's 500
                                  Composite Stock Price Index.
  Scudder Small Company Value     Long term growth of capital by investing         0.750% of net assets       $  123,398,822
    Fund                          primarily in undervalued stocks of small U.S.
                                  companies.
  Scudder Technology Fund         Long term growth of capital by investing         0.850% of net assets++     $   37,159,344@
                                  primarily in common stocks and other equity
                                  securities of companies in a group of related
                                  industries.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Value Fund                      Long term growth of capital through investment   0.700% to $500 million     $  297,979,779
                                  in undervalued equity securities.                0.650% over $500 million*
GLOBAL GROWTH FUNDS
  Global Discovery Fund           Above-average capital appreciation over the      1.100% of net assets       $  349,121,954
                                  long term by investing primarily in the equity
                                  securities of small companies located
                                  throughout the world.
  Scudder Emerging Markets        Long term growth of capital primarily through    1.25% of net assets++      $  219,624,481
    Growth Fund                   equity investment in emerging markets around
                                  the globe.
  Scudder Global Fund             Long term growth of capital through a            1.000% to $500 million     $1,766,207,742
                                  diversified portfolio of marketable securities,  0.950% next $500 million
                                  primarily equity securities, including common    0.900% next $500 million
                                  stock, preferred stocks and debt securities      0.850% over $1.5 billion
                                  convertible into common stocks.
  Scudder Gold Fund               Maximum return (principal change and income)     1.000% of net assets       $  132,131,545
                                  consistent with investing in a portfolio of
                                  gold-related equity securities and gold.
  Scudder Greater Europe Growth   Long term growth of capital through investments  1.00% to $1 billion        $  195,514,335
    Fund                          primarily in the equity securities of European   0.90% thereafter*
                                  companies.
  Scudder International Fund      Long term growth of capital primarily from       0.900% to $500 million     $2,884,919,345
                                  foreign equity securities.                       0.850% next $500 million
                                                                                   0.800% next $1 billion
                                                                                   0.750% next $1 billion
                                                                                   0.700% thereafter
  Scudder International Growth    Long term growth of capital and current income   1.000% of net assets++     $   48,880,164
    and Income Fund               primarily from foreign equity securities.
  Scudder International Growth    Long term capital appreciation through           1.000% of net assets                  N/A**
    Fund                          investment primarily in the equity securities
                                  of foreign companies with high growth
                                  potential.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder International Value     Long term capital appreciation through           1.000% of net assets                  N/A**
    Fund                          investment primarily in undervalued foreign
                                  equity securities.
  Scudder Latin America Fund      Long term capital appreciation through           1.250% to $1 billion       $  882,555,049
                                  investment primarily in the securities of Latin  1.150% thereafter
                                  American issuers.
  Scudder Pacific Opportunities   Long term growth of capital primarily through    1.100% of net assets       $  147,276,692
    Fund                          investment in the equity securities of Pacific
                                  Basin companies, excluding Japan.
  The Japan Fund, Inc.            Long term capital appreciation through           0.850% to $100 million     $  265,181,931
                                  investment primarily in equity securities,       0.750% next $200 million
                                  (including American Depository Receipts) of      0.700% next $300 million
                                  Japanese companies.                              0.650% thereafter
CLOSED-END FUNDS
  The Argentina Fund, Inc.        Long term capital appreciation through           Adviser:                   $  135,327,320
                                  investment primarily in equity securities of     1.100% of net assets
                                  Argentine issuers.                               Sub-Adviser:
                                                                                   Paid by Adviser. 0.100%
                                                                                   of net assets
  The Brazil Fund, Inc.           Long term capital appreciation through           1.200% to $150 million     $  429,429,751
                                  investment primarily in equity securities of     1.050% next $150 million
                                  Brazilian issuers.                               1.000% next $200 million
                                                                                   0.900% thereafter
                                                                                   Administrator: Receives
                                                                                   an annual fee of $50,000

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  The Korea Fund, Inc.            Long term capital appreciation through           Adviser:                   $  406,244,000
                                  investment primarily in equity securities of     1.150% to $50 million
                                  Korean companies.                                1.100% next $50 million
                                                                                   1.000% next $250 million
                                                                                   0.950% next $400 million
                                                                                   0.900% thereafter
                                                                                   Sub-Adviser -- Daewoo:
                                                                                   Paid by Adviser.
                                                                                   0.2875% to $50 million
                                                                                   0.275% next $50 million
                                                                                   0.250% next $250 million
                                                                                   0.2375% next $400 million
                                                                                   0.225% thereafter
  Montgomery Street Income        High level of current income consistent with     0.500% to $150 million     $  207,315,702
    Securities, Inc.              prudent investment risks through a diversified   0.450% next $50 million
                                  portfolio primarily of debt securities.          0.400% thereafter
  Scudder Global High Income      High level of current income and, secondarily,   1.200% of net assets       $   80,721,844
    Fund, Inc. (formerly The      capital appreciation through investment
    Latin America Dollar Income   principally in dollar-denominated Latin
    Fund, Inc.)                   American debt instruments.
  Scudder New Asia Fund, Inc.     Long term capital appreciation through           1.250% to $75 million      $   98,866,168
                                  investment primarily in equity securities of     1.150% next $125 million
                                  Asian companies.                                 1.100% thereafter
  Scudder New Europe Fund, Inc.   Long term capital appreciation through           1.250% to $75 million      $  320,293,393
                                  investment primarily in equity securities of     1.150% next $125 million
                                  companies traded on smaller or emerging          1.100% thereafter
                                  European markets and companies that are viewed
                                  as likely to benefit from changes and
                                  developments throughout Europe.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Spain and Portugal      Long term capital appreciation through           Adviser:                   $  112,909,567
    Fund, Inc.                    investment primarily in equity securities of     1.000% of net assets
                                  Spanish & Portuguese issuers.                    Administrator:
                                                                                   0.200% of net assets
INSURANCE PRODUCTS
  Scudder Variable Life           Balance of growth and income, as well as long    0.475% of net assets       $  118,373,215
    Investment Fund Balanced      term preservation of capital, from a
    Portfolio                     diversified portfolio of equity and fixed
                                  income securities.
  Scudder Variable Life           High level of income from a high quality         0.475% of net assets       $   81,387,032
    Investment Fund Bond          portfolio of bonds.
    Portfolio
  Scudder Variable Life           Maximize long term capital growth from a         0.475% to $500 million     $  676,317,582
    Investment Fund Capital       portfolio consisting primarily of equity         0.450% next $500 million
    Growth Portfolio              securities.                                      0.425% on assets
                                                                                   over $1.0 billion***
  Scudder Variable Life           Above-average capital appreciation over the      0.975% of net assets++     $   20,115,141
    Investment Fund Global        long term by investing primarily in the equity
    Discovery Portfolio           securities of small companies located
                                  throughout the world.
  Scudder Variable Life           Long term growth of capital, current income and  0.475% of net assets       $  163,603,606
    Investment Fund Growth and    growth of income from a portfolio consisting
    Income Portfolio              primarily of common stocks and securities
                                  convertible into common stocks.
  Scudder Variable Life           Long term growth of capital principally from a   0.875% to $500 million     $  427,237,880
    Investment Fund               diversified portfolio of foreign equity          0.725% thereafter
    International Portfolio       securities.
  Scudder Variable Life           Stability of capital and current income from a   0.370% of net assets       $  102,576,377
    Investment Fund Money Market  portfolio of money market instruments.
    Portfolio

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
AARP FUNDS
  AARP Balanced Stock and Bond    Long term capital growth and income, consistent  0.350% to $2 billion       $  638,356,257
    Fund                          with a share price more stable than other        0.330% next $2 billion
                                  balanced mutual funds, through investment in a   0.300% next $2 billion
                                  combination of stocks, bonds and cash reserves.  0.280% next $2 billion
                                                                                   0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets
  AARP Bond Fund for Income       High level of current income, consistent with    0.350% to $2 billion       $   58,324,146
                                  greater share price stability than other long    0.330% next $2 billion
                                  term bond mutual funds, through investment       0.300% next $2 billion
                                  primarily in investment-grade debt securities.   0.280% next $2 billion
                                                                                   0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.280% of net assets
  AARP Capital Growth Fund        Long term capital growth, consistent with a      0.350% to $2 billion       $1,228,379,954
                                  share price more stable than other growth        0.330% next $2 billion
                                  funds, through investment in a combination of    0.280% next $2 billion
                                  common stocks and securities convertible into    0.260% next $3 billion
                                  common stocks.                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.320% of net assets
  AARP Diversified Growth         Long term growth of capital through investment   There will be no fee as    $   61,796,818
    Portfolio                     primarily in AARP stock mutual funds.            the manager will receive
                                                                                   a fee from the underlying
                                                                                   funds.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP Diversified Income with    Current income with modest long term             There will be no fee as    $   43,446,418
    Growth Portfolio              appreciation through investment primarily in     the manager will receive
                                  AARP bond mutual funds.                          a fee from the underlying
                                                                                   funds.
  AARP Global Growth Fund         Long term capital growth, consistent with a      0.350% to $2 billion       $  148,029,373
                                  share price more stable than other global        0.330% next $2 billion
                                  funds, through investment primarily in common    0.300% next $2 billion
                                  stocks of established corporations in a wide     0.280% next $2 billion
                                  variety of developed countries.                  0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.550% of net assets
  AARP GNMA and U.S. Treasury     High level of current income, consistent with    0.350% to $2 billion       $4,583,980,460
    Fund                          greater share price stability than other GNMA    0.330% next $2 billion
                                  mutual funds, through investment primarily in    0.300% next $2 billion
                                  high quality U.S. Government-guaranteed GNMA     0.280% next $2 billion
                                  securities and U.S. Treasury obligations.        0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.120% of net assets
  AARP Growth and Income Fund     Long term capital growth and income, consistent  0.350% to $2 billion       $6,606,012,897
                                  with a share price more stable than other        0.330% next $2 billion
                                  growth and income mutual funds, through          0.300% next $2 billion
                                  investment primarily in common stocks with       0.280% next $2 billion
                                  above-average dividend yields and securities     0.260% next $3 billion
                                  convertible into common stocks.                  0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP High Quality Short Term    High level of current income, consistent with    0.350% to $2 billion       $  454,869,518
    Bond Fund                     greater share price stability than other         0.330% next $2 billion
                                  short-term bond mutual funds, through            0.300% next $2 billion
                                  investment primarily in a portfolio of high      0.280% next $2 billion
                                  quality, short-term securities.                  0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets
  AARP High Quality Money Fund    Current income consistent with maintaining       0.350% to $2 billion       $  471,310,867
                                  stability and safety of principal and a          0.330% next $2 billion
                                  constant net asset value of $1.00 per share      0.300% next $2 billion
                                  while offering liquidity, through investment in  0.280% next $2 billion
                                  high quality securities.                         0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.100% of net assets
  AARP High Quality Tax Free      Current income free from federal income taxes    0.350% to $2 billion       $  102,613,893
    Money Fund                    consistent with maintaining stability and        0.330% next $2 billion
                                  safety of principal and a constant net asset     0.300% next $2 billion
                                  value of $1.00 per share while offering          0.280% next $2 billion
                                  liquidity, through investment in high-quality    0.260% next $3 billion
                                  municipal securities.                            0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.100% of net assets

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP Insured Tax Free General   High level of current income free from federal   0.350% to $2 billion       $1,712,008,168
    Bond Fund                     income taxes, consistent with greater share      0.330% next $2 billion
                                  price stability than other insured tax-free      0.300% next $2 billion
                                  general bond mutual funds, through investment    0.280% next $2 billion
                                  primarily in high quality municipal securities   0.260% next $3 billion
                                  covered by insurance.                            0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets
  AARP International Growth and   Long term capital growth, consistent with a      0.350% to $2 billion       $   20,259,062
    Income Fund                   share price more stable than other               0.330% next $2 billion
                                  international mutual funds, through investment   0.300% next $2 billion
                                  primarily in a diversified portfolio of foreign  0.280% next $2 billion
                                  common stocks with above-average dividend        0.260% next $3 billion
                                  yields and foreign securities convertible into   0.250% next $3 billion
                                  common stocks.                                   0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.600% of net assets
  AARP Small Company Stock Fund   Long term growth of capital, consistent with a   0.350% to $2 billion       $   50,271,473
                                  share price more stable than other small         0.330% next $2 billion
                                  company stock mutual funds, through investment   0.300% next $2 billion
                                  primarily in common stocks of small U.S.         0.280% next $2 billion
                                  companies.                                       0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.550% of net assets

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP U.S. Stock Index Fund      Long term capital growth and income, consistent  0.350% to $2 billion       $   38,085,073
                                  with greater share price stability than an S&P   0.330% next $2 billion
                                  500 Index mutual fund, by taking an indexing     0.300% next $2 billion
                                  approach to investing in common stocks,          0.280% next $2 billion
                                  emphasizing higher dividend stocks while         0.260% next $3 billion
                                  maintaining investment characteristics           0.250% next $3 billion
                                  otherwise similar to the S&P 500 Index.          0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.000% of net assets


------------------------------

  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.



 ++ Subject to waivers and/or expense limitations.



  * The addition of this breakpoint is effective October 1, 1998.



 ** Fee information is not available for Scudder Dividend & Growth Fund, which commenced operations on June 1, 1998; Scudder Tax Managed Growth Fund and Scudder Tax Managed Small Company Fund, each of which commenced operations on July 31, 1998; Scudder Corporate Bond Fund, which commenced operations on August 31, 1998; or Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.



 *** The addition of this breakpoint is expected to be effective October 1, 1998.



  @ Net asset information is provided for the semi-annual period ended May 31, 1998.

                                 KEMPER FUNDS+



           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
INCOME FUNDS
  Kemper Adjustable Rate    High current income consistent with low volatility    0.550% to $250 million     $   81,967,000
    U.S. Government Fund    of principal.                                         0.520% next $750 million
                                                                                  0.500% next $1.5 billion
                                                                                  0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter
  Kemper                    High current income and preservation of capital,      0.550% to $250 million     $  171,400,000
    Short-Intermediate      with equal emphasis, from a portfolio primarily       0.520% next $750 million
    Government Fund         consisting of short-and intermediate-term U.S.        0.500% next $1.5 billion
                            Government securities.                                0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter
TAX-FREE INCOME FUNDS
  Kemper Michigan Tax-      High level of current income exempt from federal and  0.550% to $250 million     $    3,091,000
    Free Income Fund        Michigan income taxes through a non-diversified       0.520% next $750 million
                            portfolio of municipal securities.                    0.500% next $1.5 billion
                                                                                  0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter**

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper New Jersey Tax-    High level of current income exempt from federal and  0.550% to $250 million     $    5,304,000
    Free Income Fund        New Jersey income taxes through a professionally      0.520% next $750 million
                            managed non-diversified portfolio of municipal        0.500% next $1.5 billion
                            securities.                                           0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter**
  Kemper Pennsylvania Tax-  High level of current income exempt from federal and  0.550% to $250 million     $    6,304,000
    Free Income Fund        state of Pennsylvania income taxes through a          0.520% next $750 million
                            professionally managed non-diversified portfolio of   0.500% next $1.5 billion
                            municipal securities.                                 0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter**
  Kemper Texas Tax-Free     A high level of current interest income exempt from   0.550% to $250 million     $   12,469,000
    Income Fund             federal income taxes through a professionally         0.520% next $750 million
                            managed non-diversified portfolio of municipal        0.500% next $1.5 billion
                            securities.                                           0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter
CLOSED-END FUNDS
  The Growth Fund of        Long-term capital appreciation by investing           1.000% of net assets(2)    $  315,059,000
    Spain, Inc.             primarily in equity securities of Spanish companies.
  Kemper High Income Trust  Highest current income obtainable consistent with     0.850% of net assets(2)    $  222,919,000
                            reasonable risk with capital gains secondary.

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper Intermediate       High current income consistent with preservation of   0.800% of net assets(2)    $  267,218,000
    Government Trust        capital by investing in U.S. and foreign government
                            securities.
  Kemper Multi-Market       High current income consistent with prudent total     0.850% of net assets(2)    $  217,508,000
    Income Trust            return asset management by investing in a
                            diversified portfolio of investment grade tax-exempt
                            securities.
  Kemper Municipal Income   High level of current income exempt from federal      0.550% of net assets(2)    $  686,179,000
    Trust                   income tax.
  Kemper Strategic Income   High current income by investing its assets in a      0.850% of net assets(2)    $   53,129,000
    Fund                    combination of lower-rated corporate fixed-income
                            securities, fixed-income securities of emerging
                            market and other foreign issuers and, fixed-income
                            securities of the U.S. Government and its agencies
                            and instrumentalities and private mortgage-backed
                            issuers.
  Kemper Strategic          High level of current income exempt from federal      0.600% of net assets(2)    $  130,895,000
    Municipal Income Trust  income tax by investing in a diversified portfolio of tax-exempt municipal securities.
ANNUITY PRODUCTS
  Kemper Blue Chip          Growth of capital and income.                         0.650% of net assets       $   18,421,000
    Portfolio
  Kemper Contrarian Value   High rate of return.                                  0.750% of net assets       $  162,380,000
    Portfolio
  Kemper Global Blue Chip   Long-term growth of capital through diversified       1.000% to $250 million                N/A*
    Portfolio               worldwide portfolio of marketable securities,         0.950% next $750 million
                            primarily equity securities.                          0.900% thereafter
  Kemper Global Income      High current income consistent with prudent total     0.750% of net assets       $    2,145,000
    Portfolio               return asset management.

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper Government         High current income consistent with preservation of   0.550% of net assets       $   86,682,000
    Securities Portfolio    capital from a portfolio consisting primarily of
                            U.S. Government securities.
  Kemper Growth Portfolio   Maximum appreciation of capital.                      0.600% of net assets       $  563,016,000
  Kemper High Yield         High level of current income by investing in fixed    0.600% of net assets       $  391,664,000
    Portfolio               income securities.
  Kemper Horizon 10+        A balance between growth of capital and income        0.600% of net assets       $   22,553,000
    Portfolio               consistent with moderate risk.
  Kemper Horizon 20+        Growth of capital and, secondarily, income.           0.600% of net assets       $   16,659,000
    Portfolio
  Kemper Horizon 5          Income consistent with preservation of capital, and   0.600% of net assets       $   14,258,000
    Portfolio               secondarily, growth.
  Kemper International      Long-term growth of capital and current income,       1.000% of net assets                  N/A*
    Growth and Income       primarily from foreign equity securities.
    Portfolio
  Kemper International      Total return, a combination of capital growth and     0.750% of net assets       $  200,046,000
    Portfolio               income, principally through an internationally
                            diversified portfolio of equity securities.
  Kemper Investment Grade   High current income by investing primarily in a       0.600% of net assets       $   15,504,000
    Bond Portfolio          diversified portfolio of investment grade debt
                            securities.
  Kemper Money Market       Maximum current income to the extent consistent with  0.500% of net assets       $  100,143,000
    Portfolio               stability of principal from a portfolio of high
                            quality money market instruments.
  Kemper Small Cap Growth   Maximum capital appreciation from a portfolio         0.650% of net assets       $  137,415,000
    Portfolio               primarily consisting of growth stocks of small
                            companies.
  Kemper Small Cap Value    Long-term capital appreciation from a portfolio       0.750% of net assets       $   76,108,000
    Portfolio               primarily of value stocks of smaller companies.
  Kemper Total Return       High total return through a combination of income     0.550% of net assets       $  786,996,000
    Portfolio               and capital appreciation.

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper Value+Growth       Growth of capital through professional management of  0.750% of net assets       $   69,094,000
    Portfolio               a portfolio of growth and value stocks.
  Kemper-Dreman Financial   Long-term capital appreciation by investing           0.750% to $250 million                N/A*
    Services Portfolio      primarily in common stocks and other equity           0.720% next $750 million
                            securities of companies in the financial services     0.700% next $1.5 billion
                            industry believed by the investment manger to be      0.680% next $2.5 billion
                            undervalued.                                          0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% thereafter
  Kemper-Dreman High        High rate of total return.                            0.750% to $250 million                N/A*
    Return Equity                                                                 0.720% next $750 million
    Portfolio                                                                     0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% thereafter
MONEY MARKET FUNDS
  Government Securities     Maximum current income to the extent consistent with  0.220% to $500 million     $  810,001,000
    Portfolio (Cash         stability of capital from a portfolio of U.S.         0.200% next $500 million
    Account Trust)          Government obligations.                               0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(1)**
  Government Securities     Maximum current income to the extent consistent with  0.220% to $500 million     $  391,861,000
    Portfolio (Cash         stability of capital from a portfolio of U.S.         0.200% next $500 million
    Equivalent Fund)        Government obligations.                               0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(4)

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Government Securities     Maximum current income to the extent consistent with  0.150% of net assets(5)**  $  312,194,000
    Portfolio (Investors    stability of capital by investing in U.S. Government
    Cash Trust)             obligations and repurchase agreements.
  Investors Florida         Maximum current income exempt from federal income     0.220% to $500 million     $    7,611,000
    Municipal Cash Fund     taxes to the extent consistent with stability of      0.200% next $500 million
                            capital.                                              0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Investors Michigan        Maximum current income exempt from federal and        0.22% to $500 million                 N/A*
    Municipal Cash Fund     Michigan income taxes to the extent consistent with   0.20% next $500 million
                            stability of capital                                  0.175% next $1 billion
                                                                                  0.16% next $1 billion
                                                                                  0.15% thereafter
  Investors New Jersey      Maximum current income exempt from federal and New    0.220% to $500 million     $    4,665,000
    Municipal Cash Fund     Jersey income taxes to the extent consistent with     0.200% next $500 million
                            stability of capital.                                 0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Investors Pennsylvania    Maximum current income exempt from federal and        0.220% to $500 million     $    3,195,000
    Municipal Cash Fund     Pennsylvania income taxes to the extent consistent    0.200% next $500 million
                            with stability of capital.                            0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Money Market Portfolio    Maximum current income to the extent consistent with  0.220% to $500 million     $2,004,420,000
    (Cash Account Trust)    stability of capital from a portfolio primarily of    0.200% next $500 million
                            commercial paper and bank obligations.                0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(1)**

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Money Market Portfolio    Maximum current income to the extent consistent with  0.220% to $500 million     $  851,592,000
    (Cash Equivalent Fund)  stability of capital from a portfolio primarily of    0.200% next $500 million
                            commercial paper and bank obligations.                0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(4)
  Tax-Exempt Portfolio      Maximum current income exempt from federal income     0.220% to $500 million     $  370,036,000
    (Cash Account Trust)    taxes to the extent consistent with stability of      0.200% next $500 million
                            capital from a portfolio of municipal securities.     0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(1)**
  Tax-Exempt Portfolio      Maximum current income that is exempt from federal    0.220% to $500 million     $  333,427,000
    (Cash Equivalent Fund)  income taxes to the extent consistent with stability  0.200% next $500 million of capital from a portfolio of municipal securities.  0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter
  Treasury Portfolio        Maximum current income to the extent consistent with  0.150% of net assets(5)**  $   74,290,000
    (Investors Cash Trust)  stability of capital by investing in U.S. Government obligations and repurchase agreements.
  Zurich Government Money   Maximum current income to the extent consistent with  0.500% to $215 million     $  686,871,000
    Fund                    stability of principal from a portfolio of U.S.       0.375% next $335 million
                            Government obligations.                               0.300% next $250 million
                                                                                  0.250% thereafter(6)
  Zurich Money Market Fund  Maximum current income to the extent consistent with  0.500% to $215 million     $4,538,627,000
                            stability of principal from a portfolio primarily     0.375% next $335 million
                            consisting of commercial paper and bank obligations.  0.300% next $250 million
                                                                                  0.250% thereafter(6)

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Zurich Tax-Free Money     Maximum current income to the extent consistent with  0.500% to $215 million     $  815,894,000
    Fund                    stability of principal from a portfolio of municipal  0.375% next $335 million
                            securities.                                           0.300% next $250 million
                                                                                  0.250% thereafter(6)
  Zurich YieldWise Money    Maximum current income to the extent consistent with  0.500% to $215 million     $1,071,728,000
    Fund                    stability of principal by investing in high-quality   0.375% next $335 million
                            short-term money market instruments                   0.300% next $250 million
                                                                                  0.250% thereafter**
  Tax-Exempt New York       Maximum current income exempt from federal, New York  0.220% to $500 million     $  104,198,000
    Money Market Fund       State and New York City income taxes to the extent    0.200% next $500 million
                            consistent with stability of capital.                 0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Tax-Exempt California     Maximum current income exempt from federal and        0.220% to $500 million     $  117,432,000
    Money Market Fund       California income taxes to the extent consistent      0.200% next $500 million
                            with stability of capital.                            0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter


------------------------------

  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.



  * Fee information is not available for Investors Michigan Municipal Cash Fund, which commenced operations on April 6, 1998; Kemper-Dreman High Return Equity Portfolio, which commenced operations on May 1, 1998; Kemper-Dreman Financial Services Portfolio, which commenced operations on May 4, 1998; or Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which commenced operations on May 5, 1998.



 ** Subject to waivers and/or reimbursements.



  (1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.



  (2) Based on average weekly net assets.

  (3) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.



  (4) Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.



  (5) Payable in the aggregate for each of the Government Securities Portfolio and Treasury Portfolio series of Investors Cash Trust.



  (6) Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.

                                                                       EXHIBIT C

                    PROPOSED REVISION TO CERTAIN FUNDAMENTAL
                         POLICIES OF THE BLUE CHIP FUND


The 1940 Act requires an investment company to adopt policies governing certain specified activities, which can be changed only by a shareholder vote. Policies that cannot be changed or eliminated without a shareholder vote are referred to herein as "fundamental" policies. The purposes of the proposal to revise certain of the Blue Chip Fund's investment policies (the "Proposal") are to eliminate the requirement of shareholder approval to change policies except where required by the 1940 Act and to provide the maximum permitted flexibility in those policies that do require shareholder approval. Management has advised the Board that some of the Blue Chip Fund's fundamental policies that are not required to be such under the 1940 Act were adopted in the past as a result of now rescinded regulatory requirements and no longer serve any useful purpose. Management believes that other fundamental policies, as well as the classification of the Blue Chip Fund's investment objective(s) as fundamental, are unnecessary because the provisions of the 1940 Act or federal tax law, together with the disclosure requirements of the Federal securities laws, provide adequate safeguards for the Blue Chip Fund and its shareholders. The Proposal is described in detail below.


This Proposal is sub-divided into the following three sections:

(A) ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVES AND INVESTMENT POLICIES. The Blue Chip Fund currently requires shareholder approval to amend "investment objectives and policies." The first section of this Proposal seeks shareholder approval of the elimination of the shareholder vote requirement for amending (a) "investment objectives," and (b) "investment policies" which are not otherwise specifically identified as fundamental. Eliminating the shareholder vote requirement for amending the investment objective (or objectives) of the Blue Chip Fund is intended to enhance the Blue Chip Fund's investment flexibility in the event of changing circumstances. Additionally, management believes that currently it is not possible to determine precisely which policies are fundamental on the basis of the language in the Blue Chip Fund's Prospectus and Statement of Additional Information, thus creating uncertainty and restricting the Blue Chip Fund's investment flexibility and its ability to respond to changing regulatory and industry conditions.

(B) REVISION OF FUNDAMENTAL POLICIES MANDATED BY THE 1940 ACT. Each of the fundamental policies proposed for revision relates to an activity that the 1940 Act requires be governed by a fundamental policy.

    Each proposed revision is, in general, intended to provided the Blue Chip Fund's Board with the maximum flexibility permitted under the 1940 Act, and to promote simplicity among the Blue Chip Fund's policies.

(C) ELIMINATION OF SHAREHOLDER APPROVAL TO CHANGE OTHER FUNDAMENTAL
    POLICIES. This Proposal seeks to eliminate certain policies that are specifically designated as fundamental but which are not required to be fundamental under the 1940 Act. The Board of the Blue Chip Fund anticipates adopting certain of these policies as non-fundamental. Any policy that is not designated as fundamental can be modified or eliminated by the Board, and, as indicated below, management intends to recommend to the Board the elimination of several of them as being inappropriate or unnecessary under current conditions.

Each proposed policy is identified in bold-type below.

The Blue Chip Fund's current fundamental policies are set forth in its Prospectus and Statement of Additional Information. Changes in fundamental policies that are approved by shareholders, as well as changes in non-fundamental policies that are adopted by the Board, will be reflected in the Blue Chip Fund's Prospectus and other disclosure documents. Any change in the method of operation of the Blue Chip Fund will require prior Board approval. Except as specifically indicated below, the Board of the Blue Chip Fund does not presently intend to change the investment objectives or the investment policies of the Fund.

Approval of each item of this Proposal with respect to the Blue Chip Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Blue Chip Fund. If the shareholders of the Blue Chip Fund fail to approve the proposed modification or elimination of policies or the elimination of the shareholder approval requirement as to a matter, the current such policy or voting requirement will remain in effect.

A. ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVES AND OPERATING POLICIES

INVESTMENT OBJECTIVES

PROPOSAL 3.0:

IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF THE BLUE CHIP FUND, THE INVESTMENT OBJECTIVE(S) OF THE BLUE CHIP FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL.

Management believes that leaving the power to modify investment objectives up to the discretion of the Board would strengthen the Blue

Chip Fund's ability to respond to changing circumstances. The Board of the Blue Chip Fund does not presently intend to modify any investment objective, and would disclose any such changes to applicable shareholders by amending the Blue Chip Fund's Prospectus and Statement of Additional Information.

INVESTMENT POLICIES

PROPOSAL 3.1:

IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF THE BLUE CHIP FUND, THE "INVESTMENT POLICIES" OF THE BLUE CHIP FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL EXCEPT AS OTHERWISE PROVIDED IN THIS PROPOSAL.

This proposal is intended to provide the Blue Chip Fund with clarity of disclosure and the investment flexibility necessary to respond to changing circumstances by eliminating the shareholder vote requirement for amending "investment policies" which are not specifically identified as fundamental. The Blue Chip Fund's Prospectus currently contains a statement that characterizes all "investment policies" of the Blue Chip Fund as fundamental. Management believes that this current statement is overbroad. The current statement also unnecessarily restricts the Blue Chip Fund's flexibility and may make it more difficult to respond to changing conditions. Management believes that removing the fundamental characterization of all policies not otherwise specifically identified as fundamental is consistent with industry standards and would allow the Board of the Blue Chip Fund to modify operating policies in light of changes in the investment management industry, market conditions and the regulatory environment, but only consistent with applicable law, the Blue Chip Fund's investment objective and its clearly-identified fundamental policies.

B. REVISION OF FUNDAMENTAL POLICIES

DIVERSIFICATION

PROPOSAL 3.2:

IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND WILL REMAIN A "DIVERSIFIED" FUND UNDER THE 1940 ACT, BUT WILL NOT BE SUBJECT TO ADDITIONAL REQUIREMENTS THAT ARE MORE RESTRICTIVE THAN THE 1940 ACT.

The Blue Chip Fund is currently classified as a diversified open-end investment company. Under the 1940 Act, the Blue Chip Fund is "diversified" if with respect to 75% of the value of its total assets, it may not invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except in each case in U.S. Government securities or securities issued by other investment companies. Currently the Blue Chip Fund also has adopted additional diversification policies. The Blue Chip Fund's policy includes an exception for U.S. Government securities and the policy for the Blue Chip Fund also includes an exception for investments in a master fund within a master/feeder fund structure.


Under the Blue Chip Fund's current diversification policy, the Blue Chip Fund may not invest more than 5% of its total assets in the securities of any one issuer. The Blue Chip Fund's policies also contain a separate restriction prohibiting the purchase of more than 10% of the voting securities of any one issuer. Accordingly, the elimination of the separate diversification policies for the Blue Chip Fund means that the Blue Chip Fund must comply with only the 1940 Act diversification requirements. As a result, the elimination of the separate diversification policies that apply to 75% of the value of the Blue Chip Fund's total assets will not represent a substantive change to the Blue Chip Fund's diversification requirements. However, the elimination of the separate diversification policies that apply to 100% of the value of the Blue Chip Fund's total assets will cause the Blue Chip Fund to have less restrictive diversification requirements.


BORROWING

PROPOSAL 3.3:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

The current policy of the Blue Chip Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes, in which case the Blue Chip Fund may borrow up to one-third of the value of its total assets. Additionally, the Blue Chip Fund is restricted from borrowing for leverage or from making investments while borrowings are outstanding.

The proposed policy would permit the Blue Chip Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The 1940 Act requires borrowing to have 300% asset coverage, which means, in effect, that a fund would be permitted to borrow up to an amount equal to 50% of its total assets under the proposed borrowing policy. Additionally, under the proposed policy, the Blue Chip Fund would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. However, the Board has no current intention of authorizing any of these practices. If the Board authorized the Blue Chip Fund to borrow for leverage, such borrowing would increase the Blue Chip Fund's volatility and the risk of loss in a declining market.


SENIOR SECURITIES

PROPOSAL 3.4:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

The current policy of the Blue Chip Fund prohibits the issuance of senior securities (i.e., securities which are obligations or instruments evidencing indebtedness) except as permitted under the 1940 Act. The proposed policy re-words the current policy without making any material changes.

CONCENTRATION

PROPOSAL 3.5:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS THAT TERM IS USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with the Blue Chip Fund, it may not invest more than 25% of its assets in the applicable industry, unless, , in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

The Blue Chip Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the Blue Chip Fund's total assets being invested in the same industry. For the Blue Chip Fund, there are exceptions for U.S. Government securities, state securities, and/or for investment in a master fund within a master/feeder fund structure. In some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. The Blue Chip Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the

Commission, or some combination thereof. Because a fund may create its own reasonable industry classifications, management believes that it is not necessary to include such matters in the fundamental policy of the Blue Chip Fund.

UNDERWRITING OF SECURITIES

PROPOSAL 3.6:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT ENGAGE IN THE BUSINESS OF UNDERWRITING SECURITIES ISSUED BY OTHERS, EXCEPT TO THE EXTENT THAT THE BLUE CHIP FUND MAY BE DEEMED TO BE AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES.

The proposed underwriting policy has been re-worded without making any material changes.

INVESTMENT IN REAL ESTATE

PROPOSAL 3.7:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT PURCHASE OR SELL REAL ESTATE, WHICH TERM DOES NOT INCLUDE SECURITIES OF COMPANIES WHICH DEAL IN REAL ESTATE OR MORTGAGES OR INVESTMENTS SECURED BY REAL ESTATE OR INTERESTS THEREIN, EXCEPT THAT THE BLUE CHIP FUND RESERVES FREEDOM OF ACTION TO HOLD AND TO SELL REAL ESTATE ACQUIRED AS A RESULT OF THE BLUE CHIP FUND'S OWNERSHIP OF SECURITIES.

The proposed real estate policy re-words the current policies without making any material changes. The policies of the Blue Chip Fund currently also prohibit investment in real estate limited partnerships. Management intends to recommend to the Board of the Blue Chip Fund to adopt the foregoing policy as a non-fundamental policy.

PURCHASE OF COMMODITIES

PROPOSAL 3.8:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES.

The Blue Chip Fund's current policies prohibit the purchase or sale of commodities or commodity contracts. These policies may contain exceptions for financial futures contracts and options on such contracts and foreign currency transactions. Under the proposed policy, the Blue Chip Fund would be prohibited from purchasing only physical commodities or contracts relating to physical commodities.

LENDING

PROPOSAL 3.9:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT MAKE LOANS EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION FROM TIME TO TIME.

The Blue Chip Fund's current lending policy prohibits making loans to others. There may be no exceptions to this restriction or there may be exceptions for loans of portfolio securities and to the extent the entry into repurchase agreements, the purchase of debt securities or interests in indebtedness and/or the making of time or demand deposits with banks in accordance with the Blue Chip Fund's investment objectives and policies are deemed to be loans. The proposed policy, unlike the current policy, does not specify the particular types of lending in which the Blue Chip Fund is permitted to engage; instead, the proposed policy permits the Blue Chip Fund to lend in a manner and to an extent permitted by applicable law. The proposed change would, therefore, permit the Blue Chip Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the funds advised by Scudder Kemper could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility. The Blue Chip Fund believes that the flexibility provided by this policy change could possibly reduce the Blue Chip Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Blue Chip Fund's particular circumstances.

C. ELIMINATION OF SHAREHOLDER APPROVAL TO CHANGE INVESTMENT OBJECTIVES AND OTHER IDENTIFIED POLICIES


Certain of the policies listed below (Margin Purchases and Short Sales, Pledging of Assets and Purchases of Voting Securities) were initially adopted by the Blue Chip Fund due to state securities law requirements that are no longer in effect. Except as otherwise stated, if shareholders approve the elimination of these policies as fundamental, management will recommend to the Boards that they eliminate these policies entirely as being unnecessary.

MARGIN PURCHASES AND SHORT SALES

PROPOSAL 3.10:

IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON MARGIN PURCHASES AND SHORT SALES.

The Blue Chip Fund is currently prohibited from making margin purchases and short sales, except to obtain short-term credits necessary for clearance of transactions, and in the case of margin deposits, in connection with financial futures and options transactions. If elimination of this restriction is approved by shareholders, the Blue Chip Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited by the current position taken by the staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The Blue Chip Fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the Blue Chip Fund to borrow money only as permitted by applicable law.

PLEDGING OF ASSETS

PROPOSAL 3.11:

IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON PLEDGING OF ASSETS.


The Blue Chip Fund is currently prohibited from pledging, mortgaging or hypothecating assets, except in order to secure borrowings. The Blue Chip Fund may pledge securities having a market value not exceeding 7 1/2%, 10%, 15% or up to the amount of the borrowing of the value of the Blue Chip Fund's assets and, in certain cases, except in connection with writing covered call options and the purchase or sale of futures contracts and options on future contracts.



PURCHASES OF VOTING SECURITIES



PROPOSAL 3.12:


IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON PURCHASE OF SECURITIES.

The Blue Chip Fund is prohibited with respect to 100% of its assets from purchasing more than 10% of the securities of a single issuer. Additionally, the Blue Chip Fund is a "diversified" fund and is therefore limited to purchasing, with respect to 75% of its assets, not more than 10% of the voting securities of a single issuer.


PURCHASES OF OPTIONS AND WARRANTS


PROPOSAL 3.13:


IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON PURCHASES OF OPTIONS AND WARRANTS.


The Blue Chip Fund is currently prohibited from writing, purchasing or selling options. The Blue Chip Fund is prohibited from writing, purchasing or selling options on more than 25% of the Blue Chip Fund's net assets and is restricted from investing more than 5% of the Blue Chip Fund's net assets on premiums on put and call options. The Blue Chip Fund's policies contain exceptions for purchases and sales of options on financial contracts.

                                                                       EXHIBIT D

BLUE CHIP FUND

                                                   CLASS A
                                  ------------------------------------------
                                  SIX MONTHS
                                    ENDED         YEAR ENDED OCTOBER 31,
                                  APRIL 30,    -----------------------------
                                     1998      1997    1996    1995    1994
                                  ----------   ----    ----    ----    ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period........................    $17.68     17.14   14.87   12.33   13.88
Income from investment
  operations:
  Net investment income.........       .07       .18     .22     .19     .19
  Net realized and unrealized
    gain (loss).................      2.75      3.70    3.45    2.57    (.71)
Total from investment
  operations....................      2.82      3.88    3.67    2.76    (.52)
Less dividends:
  Distribution from net
    investment income...........       .09       .21     .20     .20     .19
  Distribution from net realized
    gain........................      2.19      3.13    1.20     .02     .84
Total dividends.................      2.28      3.34    1.40     .22    1.03
Net asset value, end of
  period........................    $18.22     17.68   17.14   14.87   12.33
                                    ------     -----   -----   -----   -----
TOTAL RETURN (NOT ANNUALIZED)...     17.78%    26.78   26.72   22.74   (3.82)
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses........................      1.20%     1.19    1.26    1.30    1.48
Net investment income...........       .73%     1.07    1.40    1.47    1.50

                                                      CLASS B
                                ---------------------------------------------------
                                SIX MONTHS
                                  ENDED       YEAR ENDED OCTOBER 31,     MAY 31 TO
                                APRIL 30,    ------------------------   OCTOBER 31,
                                   1998       1997     1996     1995       1994
                                ----------    ----     ----     ----    -----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period......................    $17.61     17.09    14.82    12.29       12.30
Income from investment
  operations:
  Net investment income
  (loss)......................      (.02)      .04      .10      .09         .06
  Net realized and unrealized
    gain (loss)...............      2.76      3.67     3.45     2.56        (.01)
Total from investment
  operations..................      2.74      3.71     3.55     2.65         .05
Less dividends:
  Distribution from net
    investment income.........       .01       .06      .08      .10         .06
  Distribution from net
    realized gain.............      2.19      3.13     1.20      .02          --
Total dividends...............      2.20      3.19     1.28      .12         .06
Net asset value, end of
  period......................    $18.15     17.61    17.09    14.82       12.29
                                  ------     -----    -----    -----       -----
TOTAL RETURN (NOT
  ANNUALIZED).................     17.30 %   25.62    25.82    21.76         .42
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses......................      2.08 %    2.06     2.08     2.06        2.43
Net investment income
  (loss)......................      (.15)%     .20      .58      .71         .33

                                                        CLASS C
                                 ------------------------------------------------------
                                 SIX MONTHS                                   MAY 31
                                   ENDED          YEAR ENDED OCTOBER 31,        TO
                                 APRIL 30,       ------------------------   OCTOBER 31,
                                    1998          1997     1996     1995       1994
                                 ----------       ----     ----     ----    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period.......................    $17.69        17.15    14.88    12.32       12.30
Income from investment
  operations:
  Net investment income
    (loss).....................      (.01)         .03      .10      .07         .09
  Net realized and unrealized
    gain (loss)................      2.78         3.71     3.45     2.62        (.01)
Total from investment
  operations...................      2.77         3.74     3.55     2.69         .08
Less dividends:
  Distribution from net
    investment income..........       .02          .07      .08      .11         .06
  Distribution from net
    realized gain..............      2.19         3.13     1.20      .02          --
Total dividends................      2.21         3.20     1.28      .13         .06
Net asset value, end of
  period.......................    $18.25        17.69    17.15    14.88       12.32
                                   ------        -----    -----    -----       -----
TOTAL RETURN (NOT
  ANNUALIZED)..................     17.37 %      25.71    25.75    22.04         .67
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses.......................      2.03 %       2.00     2.05     2.01        2.33
Net investment income (loss)...      (.10)%        .26      .61      .76         .43

                                                            CLASS I
                                            ---------------------------------------
                                            SIX MONTHS                 NOVEMBER 22,
                                              ENDED      YEAR ENDED      1995 TO
                                            APRIL 30,    OCTOBER 31,   OCTOBER 31,
                                               1998         1997           1996
                                            ----------   -----------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period......    $17.72        17.18         15.30
Income from investment operations:
 Net investment income....................       .11          .32           .36
 Net realized and unrealized gain.........      2.76         3.58          2.96
Total from investment operations..........      2.87         3.90          3.32
Less dividends:
 Distribution from net investment
  income..................................       .14          .23           .24
 Distribution from net realized gain......      2.19         3.13          1.20
Total dividends...........................      2.33         3.36          1.44
Net asset value, end of period............    $18.26        17.72         17.18
                                              ------        -----         -----
TOTAL RETURN (NOT ANNUALIZED).............     18.07%       26.89         21.89
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses..................................       .73%         .70          1.31
Net investment income.....................      1.20%        1.56          1.33

SUPPLEMENTAL DATA FOR ALL CLASSES

                          SIX MONTHS
                            ENDED             YEAR ENDED OCTOBER 31,
                          APRIL 30,    -------------------------------------
                             1998       1997      1996      1995      1994
                          ----------    ----      ----      ----      ----
Net assets at end of
 period (in
 thousands).............   $601,785    446,891   256,172   168,266   153,172
Portfolio turnover
 rate...................        157%       183       166       117       131

Average commission rates paid per share on stock transactions for the six months ended April 30, 1998 and the years ended October 31, 1997 and 1996 were $.0585, $.0593 and $.0560, respectively.
---------------
NOTES: Total return does not reflect the effect of any sales charges. Data for the period ended April 30, 1998 is unaudited.

QUANTITATIVE EQUITY FUND

                                                        CLASS A
                                        ----------------------------------------
                                        SIX MONTHS                  FEBRUARY 15
                                          ENDED       YEAR ENDED         TO
                                         MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                           1998          1997           1996
                                        ----------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period..............................    $13.03        11.12           9.50
Income from investment operations:
  Net investment loss.................        --         (.03)            --
  Net realized and unrealized gain....      1.38         2.13           1.62
Total from investment operations......      1.38         2.10           1.62
Less distribution from net realized
  gain................................       .53          .19             --
Net asset value, end of period........    $13.88        13.03          11.12
                                          ------        -----          -----
TOTAL RETURN (NOT ANNUALIZED).........     11.09%       19.25          17.05
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)(A)
Expenses..............................      1.48%        1.45           1.48
Net investment loss...................      (.21)%       (.36)          (.16)

                                                        CLASS B
                                        ----------------------------------------
                                        SIX MONTHS                  FEBRUARY 15
                                          ENDED       YEAR ENDED         TO
                                         MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                           1998          1997           1996
                                        ----------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period..............................    $12.84        11.04           9.50
Income from investment operations:
  Net investment loss.................      (.02)        (.08)          (.04)
  Net realized and unrealized gain....      1.31         2.07           1.58
Total from investment operations......      1.29         1.99           1.54
Less distribution from net realized
  gain................................       .53          .19             --
Net asset value, end of period........    $13.60        12.84          11.04
                                          ------        -----          -----
TOTAL RETURN (NOT ANNUALIZED).........     10.54%       18.37          16.21
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)(A)
Expenses..............................      2.28%        2.27           2.32
Net investment loss...................     (1.01)%      (1.18)         (1.00)

                                                       CLASS C
                                       ----------------------------------------
                                       SIX MONTHS                  FEBRUARY 15
                                         ENDED       YEAR ENDED         TO
                                        MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                          1998          1997           1996
                                       ----------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period...........................      $12.86        11.05           9.50
Income from investment operations:
  Net investment income (loss).....        (.03)        (.11)          (.04)
  Net realized and unrealized
    gain...........................        1.33         2.11           1.59
Total from investment operations...        1.30         2.00           1.55
Less distribution from net realized
  gain.............................         .53          .19             --
Net asset value, end of period.....      $13.63        12.86          11.05
                                         ------        -----          -----
TOTAL RETURN (NOT ANNUALIZED)......       10.60 %      18.45          16.32
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)(A)
Expenses...........................        2.14 %       2.16           2.33
Net investment income (loss).......        (.87)%      (1.07)         (1.01)


                                                       CLASS I
                                       ----------------------------------------
                                       SIX MONTHS                  SEPTEMBER 9
                                         ENDED       YEAR ENDED         TO
                                        MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                          1998          1997           1996
                                       ----------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period...........................      $13.08        11.14           9.67
Income from investment operations:
  Net investment income (loss).....         .01         (.01)            --
  Net realized and unrealized
    gain...........................        1.38         2.14           1.47
Total from investment operations...        1.39         2.13           1.47
Less distribution from net realized
  gain.............................         .53          .19             --
Net asset value, end of period.....      $13.94        13.08          11.14
                                         ------        -----          -----
TOTAL RETURN (NOT ANNUALIZED)......       11.13%       19.48          15.20
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)(A)
Expenses...........................        1.12%        1.26           1.08
Net investment income (loss).......         .15%        (.17)          (.05)


SUPPLEMENTAL DATA FOR ALL CLASSES

                                        SIX MONTHS                  FEBRUARY 15
                                          ENDED       YEAR ENDED         TO
                                         MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                           1998          1997           1996
                                        ----------   ------------   ------------
Net assets at end of period (in
  thousands)..........................   $15,380        11,217          4,596
Portfolio turnover rate
  (annualized)........................        68%           84             72

---------------
NOTES: Total return does not reflect the effect of any sales charges. Data for the period ended May 31, 1998 is unaudited.

(a) The investment manager agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund for the period ended November 30, 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased for the period ended November 30, 1996 by the following amounts: for Class A, 0.78%, for Class B, 0.83%, for Class C, 0.79% and for Class I, 1.15%.

Thank you
Thank you

                                           for mailing your proxy card promptly!

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               WE APPRECIATE YOUR
                             CONTINUING SUPPORT AND
                            LOOK FORWARD TO SERVING
                         YOUR FUTURE INVESTMENT NEEDS.

KEMPER FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

KEMPER FUNDS

c Kemper Quantitative Equity Fund

                                                                    Quantitative

                                                (LOGO)Printed on recycled paper.

                        KEMPER EQUITY FUNDS/GROWTH STYLE
                         Kemper Aggressive Growth Fund
                             Kemper Blue Chip Fund
                               Kemper Growth Fund
                        Kemper Quantitative Equity Fund
                    Kemper Small Capitalization Equity Fund
                             Kemper Technology Fund
                            Kemper Total Return Fund
                            Kemper Value+Growth Fund
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1998
                           -------------------------

                              KEMPER INCOME FUNDS
                             Kemper Adjustable Rate
                              U.S. Government Fund
                         Kemper Diversified Income Fund
                     Kemper U.S. Government Securities Fund
                             Kemper High Yield Fund
                       Kemper High Yield Opportunity Fund
                  Kemper Income and Capital Preservation Fund
                           Kemper U.S. Mortgage Fund
                   Kemper Short-Intermediate Government Fund
                            SUPPLEMENT TO PROSPECTUS
                            DATED DECEMBER 30, 1997
                           -------------------------

                               KEMPER GLOBAL AND
                              INTERNATIONAL FUNDS
                            Kemper Asian Growth Fund
                               Kemper Europe Fund
                           Kemper Global Income Fund
                           Kemper International Fund
                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 1, 1998
                           KEMPER VALUE SERIES, INC.
                             Kemper Contrarian Fund
                     Kemper-Dreman High Return Equity Fund
                          Kemper Small Cap Value Fund
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 1, 1998
                           -------------------------

                         KEMPER ASSET ALLOCATION FUNDS
                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 21, 1997
                           -------------------------

                           KEMPER TARGET EQUITY FUNDS
                       Kemper Retirement Fund Series VII
                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 1, 1997
                           -------------------------

                          KEMPER TAX-FREE INCOME FUNDS
                           Kemper Municipal Bond Fund
                    Kemper Intermediate Municipal Bond Fund
                     Kemper California Tax-Free Income Fund
                      Kemper Florida Tax-Free Income Fund
                      Kemper Michigan Tax-Free Income Fund
                     Kemper New Jersey Tax-Free Income Fund
                      Kemper New York Tax-Free Income Fund
                        Kemper Ohio Tax-Free Income Fund
                    Kemper Pennsylvania Tax-Free Income Fund
                       Kemper Texas Tax-Free Income Fund
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 26, 1997

                           -------------------------

                        KEMPER EQUITY FUNDS/VALUE STYLE
                             Kemper Contrarian Fund
                     Kemper-Dreman High Return Equity Fund
                          Kemper Small Cap Value Fund
                      Kemper Small Cap Relative Value Fund
                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 6, 1998
                           -------------------------

The following disclosure replaces the "Net Asset Value" section of each Prospectus except the Kemper Equity Funds/Value Style Prospectus. The following effective dates apply: June 1998 for Kemper Aggressive Growth Fund, Kemper Blue Chip Fund, Kemper Target Equity Fund -- Kemper Retirement Fund Series VII and Kemper Total Return Fund; and July 1998 for Kemper Asian Growth Fund. The following disclosure will be effective prior to the close of the third calendar quarter of 1998 for the remainder of the Funds.

     NET ASSET VALUE

     The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

     With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

     An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

     Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

     An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

     If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

     If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

     Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

The following text supplements information in the section entitled "Investment Manager and Underwriter" on page 23 in the Prospectus dated March 1, 1998 for Kemper Asian Growth Fund, Kemper Europe Fund, Kemper Global Income Fund and Kemper International Fund.

     INVESTMENT MANAGER AND UNDERWRITER

     Zurich Investment Management Limited ("ZIML") has been serving as sub-adviser for the Kemper Asian Growth Fund, Kemper Europe Fund, Kemper Global Income Fund and Kemper International Fund pursuant to sub-advisory agreements with Scudder Kemper Investments, Inc. ("Scudder

     Kemper"), the Funds' investment manager. ZIML, which was previously a wholly owned subsidiary of Zurich Insurance Company, is now a wholly owned subsidiary of Scudder Kemper and is now known as Scudder Investments (U.K.) Limited (the "Sub-Adviser"). As a result of this ownership change, for Kemper Europe Fund, Kemper Global Income Fund and Kemper International Fund, new sub-advisory agreements, which were previously approved by shareholders, have been entered into between Scudder Kemper and the Sub-Adviser on the same terms as the previous agreements, which terminated automatically. The sub-advisory agreement for Kemper Asian Growth Fund also terminated automatically upon this ownership change but a new agreement has not been implemented for that Fund, which will be managed solely by Scudder Kemper.

The following text replaces information in the section entitled "Investment Manager and Underwriter" on page 23 in the Prospectus dated March 1, 1998 for Kemper Asian Growth Fund, Kemper Europe Fund, Kemper Global Income Fund and Kemper International Fund.

     Stephen P. Dexter and Marc. J. Slendebroek have been the co-lead portfolio managers for the Kemper International Fund since June 1998. Mr. Dexter joined Scudder Kemper in 1986 and is a Senior Vice President. He received a B.A. in Economics and an M.B.A. in Finance from the University of Wisconsin. Mr. Slendebroek joined the Sub-Adviser in September 1994 and is an Associate Director. Prior to joining the Sub-Adviser, Mr. Slendebroek was a Manager of Dutch research at Kleinwort Benson Securities from 1992 to 1994. He received a Masters Degree in Civil Law from the University of Leiden, in the Netherlands.

     Elizabeth J. Allan and Theresa Gusman have been the co-lead portfolio managers for the Kemper Asian Growth Fund since June 1998. Ms. Allan joined Scudder Kemper in 1987 and is a Senior Vice President. She received a B.A. in East Asian Studies from Colby College, two M.A.s (the first from Indiana University in East Asian Studies and the second from Princeton University in Sociology) and an M.B.A. in Finance and International Business from New York University. Ms. Gusman joined Scudder Kemper in 1995 and is a Vice President. Prior to joining Scudder Kemper, she was an equity research analyst since 1983. Ms. Gusman received a B.A. in Economics from the State University of New York.

The following text replaces the section and heading entitled "Investment Objectives, Policies and Risk Factors -- Depository Receipts" on page 20 in the Prospectus dated May 6, 1998 for Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund, Kemper Small Cap Value Fund, and Kemper Small Cap Relative Value Fund:

     FOREIGN COMPANIES

     Each Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs"), as well as through the purchase of securities of foreign companies that are publicly traded in the United States. ADRs are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.

The following text replaces the third paragraph in the section entitled "Investment Objectives, Policies and Risk Factors -- Selection of Investments" on page 11 in the Prospectus dated April 1, 1998 for Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund, and Kemper Small Cap Value Fund:

     SELECTION OF INVESTMENTS

     Fundamental analysis is used on companies that initially look promising. Earnings and cash flow analysis as well as a company's conventional dividend payout ratio are important to this process. Typically, the Funds will consist of approximately 25 to 50 stocks, diversified by both sector and industry, although, as noted above, the High Return Equity Fund may, from time to time, concentrate its assets in one or more market sectors. Most investments will be in securities of domestic companies, but, the Funds may also invest up to 20% of their assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs") as well as through the purchase of securities of foreign companies that are publicly traded in the United States. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during temporary defensive periods when the investment manager deems it appropriate, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest bearing securities will be for temporary defensive purposes only.

The following text replaces the third and fourth paragraphs in the section entitled "Investment Objectives, Policies and Risk Factors -- Kemper Value+Growth Fund" on page 21 in the Prospectus dated February 1, 1998 for Kemper Value+Growth Fund:

     VALUE+GROWTH FUND

     The allocation between growth and value stocks in the Fund's portfolio will be made by the investment manager's Quantitative Research Department with the help of a proprietary model that evaluates macro-economic factors such as the strength of the economy, interest rates and special factors concerning growth and value stocks. Historically, the performance of growth and value stocks has tended to be counter-cyclical, i.e., when one was in favor, the other was out of favor relative to the equity market in general. Through the allocation process, the investment manager will seek to weight the portfolio more heavily in the type of stocks that are believed to present greater return opportunities at the time. The neutral allocation between growth and value stocks would be 50%/50%. The allocation to growth or value may be up to 75% at any time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve investment results.

     In managing both the growth and value portions of the portfolio, the investment manager emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. The investment manager considers a number of qualitative and quantitative factors in considering whether to invest in a growth or value stock including return on equity, earnings growth, price to earnings, price to book value and price to cash flow ratios, dividend yield, level of debt, good management and industry leadership. Typically stocks of both types will have a market capitalization in excess of $1 billion.

The following text replaces information in the section entitled "Investment Manager and Underwriter" on page 30 in the Prospectus dated February 1, 1998 for Kemper Value+Growth Fund and Kemper Quantitative Equity Fund; and on page 20 in the Prospectus dated November 21, 1997 for Kemper Horizon 20+ Portfolio, Kemper 10+ Portfolio and Kemper Horizon 5 Portfolio.

     INVESTMENT MANAGER AND UNDERWRITER

     Philip S. Fortuna is the lead portfolio manager for the Kemper Horizon Fund, Kemper Value+Growth Fund, and Kemper Quantitative Equity Fund. Mr. Fortuna joined Scudder Kemper in 1986 and is a Managing Director. He served as Director of Quantitative Services from 1987 to 1993 and Director of Investment Operations from 1993 to 1995. From 1995 to 1997, he was involved in global planning and new product development in addition to his portfolio management responsibilities. Mr. Fortuna currently oversees all of Scudder Kemper's quantitative activities.

August 17, 1998
KMF-1W
501551                                           (LOGO)PRINTED ON RECYCLED PAPER

SUPPLEMENT TO CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

Kemper Adjustable Rate U.S. Government Fund
Kemper Aggressive Growth Fund
Kemper Asian Growth Fund
Kemper Blue Chip Fund
Kemper California Tax-Free Income Fund
Kemper Cash Reserves Fund
Kemper Contrarian Fund
Kemper Diversified Income Fund
Kemper Emerging Markets Growth Fund
Kemper Emerging Markets Income Fund
Kemper Europe Fund
Kemper Florida Tax-Free Income Fund
Kemper Global Blue Chip Fund
Kemper Global Income Fund
Kemper Growth Fund
Kemper High Yield Fund
Kemper High Yield Opportunity Fund
Kemper Horizon 10+ Portfolio
Kemper Horizon 20+ Portfolio
Kemper Horizon 5 Portfolio
Kemper Income and Capital Preservation Fund
Kemper Intermediate Municipal Bond Fund
Kemper International Fund
Kemper International Growth and Income Fund
Kemper Latin America Fund
Kemper Michigan Tax-Free Income Fund
Kemper Municipal Bond Fund
Kemper New Jersey Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund
Kemper Pennsylvania Tax-Free Income Fund
Kemper Quantitative Equity Fund
Kemper Retirement Fund-Series VII
Kemper Short-Intermediate Government Fund
Kemper Small Cap Relative Value Fund
Kemper Small Cap Value Fund
Kemper Small Capitalization Equity Fund
Kemper Technology Fund
Kemper Total Return Fund
Kemper Texas Tax-Free Income Fund
Kemper U.S. Government Securities Fund
Kemper U.S. Growth and Income Fund
Kemper U.S. Mortgage Fund
Kemper Value + Growth Fund
Kemper-Dreman Financial Services Fund
Kemper-Dreman High Return Equity Fund

On December 22, 1997, Zurich Insurance Company ("Zurich") entered into an agreement with B.A.T. Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T will be combined with Zurich's businesses (including Zurich's 70% interest in Scudder Kemper Investments, Inc. ("Scudder Kemper")) to form a new global insurance and financial services company known as Zurich Financial Services. After the transaction is completed, by way of a dual holding company structure, current Zurich shareholders will own approximately 57% of the new organization, with the balance owned by B.A.T's current shareholders.

The transaction is expected to close in the third quarter of 1998. Upon consummation of the transaction, each Fund's investment management agreement with Scudder Kemper will be deemed to have been assigned and, therefore, will terminate. Each Board has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. Each new investment management agreement is to become effective upon the termination of the current investment management agreement. Each Board will seek shareholder approval of the new investment management agreements through a proxy solicitation that is currently scheduled to conclude in mid-December.

September 1, 1998                                (LOGO)Printed on recycled paper

KMF-1X
501742

                        KEMPER EQUITY FUNDS/GROWTH STYLE
                         Kemper Aggressive Growth Fund
                             Kemper Blue Chip Fund
                               Kemper Growth Fund
                        Kemper Quantitative Equity Fund
                    Kemper Small Capitalization Equity Fund
                             Kemper Technology Fund
                            Kemper Total Return Fund
                         Kemper Value Plus Growth Fund
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1998
                           -------------------------
                              KEMPER INCOME FUNDS
                  Kemper Adjustable Rate U.S. Government Fund
                         Kemper Diversified Income Fund
                     Kemper U.S. Government Securities Fund
                            Kemper High Yield Series
                     comprised of the following two series:
                             Kemper High Yield Fund
                       Kemper High Yield Opportunity Fund
                  Kemper Income and Capital Preservation Fund
             Kemper Portfolios including the following two series:
                           Kemper U.S. Mortgage Fund
                   Kemper Short-Intermediate Government Fund
                            SUPPLEMENT TO PROSPECTUS
                            DATED DECEMBER 30, 1997
                           -------------------------
                           KEMPER CASH RESERVES FUND
                        (A SERIES OF KEMPER PORTFOLIOS)
                            SUPPLEMENT TO PROSPECTUS
                            DATED DECEMBER 30, 1997
                           -------------------------
                     KEMPER GLOBAL AND INTERNATIONAL FUNDS
                            Kemper Asian Growth Fund
                               Kemper Europe Fund
                           Kemper Global Income Fund
                           Kemper International Fund
                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 1, 1998
                           -------------------------
                          KEMPER TAX-FREE INCOME FUNDS
                     Kemper National Tax-Free Income Series
                     comprised of the following two series:
                           Kemper Municipal Bond Fund
                    Kemper Intermediate Municipal Bond Fund
                      Kemper State Tax-Free Income Series
                    comprised of the following eight series:
                     Kemper California Tax-Free Income Fund
                      Kemper Florida Tax-Free Income Fund
                      Kemper Michigan Tax-Free Income Fund
                     Kemper New Jersey Tax-Free Income Fund
                      Kemper New York Tax-Free Income Fund
                        Kemper Ohio Tax-Free Income Fund
                    Kemper Pennsylvania Tax-Free Income Fund
                       Kemper Texas Tax-Free Income Fund
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 26, 1997
                           -------------------------
                         KEMPER ASSET ALLOCATION FUNDS
                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 21, 1997
                           -------------------------
                        KEMPER EQUITY FUNDS/VALUE STYLE
                           Kemper Value Series, Inc.
                    comprised of the following three series:
                             Kemper Contrarian Fund
                     Kemper-Dreman High Return Equity Fund
                          Kemper Small Cap Value Fund
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 1, 1998
                           -------------------------
                           KEMPER TARGET EQUITY FUND
                       Kemper Retirement Fund Series VII
                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 1, 1997
                           -------------------------
                        KEMPER EQUITY FUNDS/VALUE STYLE
                       Kemper U.S. Growth and Income Fund
                            SUPPLEMENT TO PROSPECTUS
                             DATED JANUARY 30, 1998
                           -------------------------
                        KEMPER EQUITY FUNDS/VALUE STYLE
                     Kemper-Dreman Financial Services Fund
                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 9, 1998
                           -------------------------
                                 KEMPER GLOBAL
                            AND INTERNATIONAL FUNDS
                          Kemper Global Blue Chip Fund
                  Kemper International Growth and Income Fund
                      Kemper Emerging Markets Income Fund
                      Kemper Emerging Markets Growth Fund
                           Kemper Latin America Fund
                            SUPPLEMENT TO PROSPECTUS
                            DATED DECEMBER 31, 1997
                          AS REVISED JANUARY 14, 1998
                           -------------------------
                        KEMPER EQUITY FUNDS/GROWTH STYLE
                           Kemper Classic Growth Fund
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 16, 1998
                           -------------------------
                               KEMPER GLOBAL AND
                              INTERNATIONAL FUNDS
                          Kemper Global Discovery Fund
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 16, 1998
                           -------------------------

The following disclosure supplements information in each applicable Fund's prospectus.

PURCHASE OF SHARES

Effective June 30, 1998, the net asset value transfer privilege is eliminated. The net asset value transfer privilege provides for the purchase of Class A shares at net asset value to the extent the amount invested represents the net proceeds from a redemption of shares of a mutual fund that Scudder Kemper Investments, Inc. or an affiliate does not serve as investment manager provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption.

REDEMPTION OR REPURCHASE OF SHARES -- CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES

The waiver of the contingent deferred sales charge for Class C shares has been expanded to include the following exception.

     Redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

April 30, 1998
KMF-1S
KDI 804082

                              KEMPER EQUITY FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1998

                                 CLASS I SHARES

                         KEMPER AGGRESSIVE GROWTH FUND
                             KEMPER BLUE CHIP FUND
                               KEMPER GROWTH FUND
                        KEMPER QUANTITATIVE EQUITY FUND
                    KEMPER SMALL CAPITALIZATION EQUITY FUND
                             KEMPER TECHNOLOGY FUND
                            KEMPER TOTAL RETURN FUND
                            KEMPER VALUE+GROWTH FUND

Kemper Aggressive Growth Fund ("Aggressive Growth Fund"), Kemper Blue Chip Fund (the "Blue Chip Fund"), Kemper Growth Fund (the "Growth Fund"), Kemper Quantitative Equity Fund (the "Quantitative Fund"), Kemper Small Capitalization Equity Fund (the "Small Cap Fund"), Kemper Technology Fund (the "Technology Fund"), Kemper Total Return Fund (the "Total Return Fund") and Kemper Value+Growth Fund (the "Value+Growth" Fund) (collectively, the "Funds") currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the prospectus, and Class I shares, which are described in the prospectus as supplemented hereby.

Class I shares are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates; and (b) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Class I shares currently are available for purchase only from Kemper Distributors, Inc., principal underwriter for the Funds. Share certificates are not available for Class I shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.

SUMMARY OF EXPENSES
SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO ALL FUNDS)

                                                                CLASS I
                                                                -------
Maximum Sales Charge on Purchases
  (as a percentage of offering price).......................     None
Maximum Sales Charge on Reinvested Dividends................     None
Redemption Fees.............................................     None
Exchange Fee................................................     None
Deferred Sales Charge (as a percentage of redemption
  proceeds).................................................     None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                       AGGRESSIVE   BLUE                           SMALL                TOTAL    VALUE+
                         GROWTH     CHIP   GROWTH   QUANTITATIVE    CAP    TECHNOLOGY   RETURN   GROWTH
                          FUND      FUND    FUND        FUND       FUND       FUND       FUND     FUND
                       ----------   ----   ------   ------------   -----   ----------   ------   ------
Management Fees......      .68%     .57%     .54%        .58%       .35%       .55%       .53%     .72%
12b-1 Fees...........     None      None    None        None       None       None       None     None
Other Expenses.......      .20%     .13%     .16%        .68%       .18%       .19%       .18%     .20%
                          ----      ----    ----        ----       ----       ----       ----     ----
Total Operating
 Expenses............      .88%     .70%     .70%       1.26%       .53%       .74%       .71%     .92%
                          ====      ====    ====        ====       ====       ====       ====     ====

EXAMPLE

                                  FUND          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                  ----          ------   -------   -------   --------
You would pay the           Aggressive Growth    $ 9       $28       $49       $108
following expenses on a     Blue Chip            $ 7       $22       $39       $ 87
$1,000 investment,          Growth               $ 7       $22       $39       $ 87
assuming (1) 5%             Quantitative         $13       $40       $69       $152
annual return and           Small Cap            $ 5       $17       $30       $ 66
(2) redemption at           Technology           $ 8       $24       $41       $ 92
the end of each             Total Return         $ 7       $23       $40       $ 88
time period:                Value+Growth         $ 9       $29       $51       $113

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in Class I shares of a Fund will bear directly or indirectly. The base management fee for the Aggressive Growth Fund and the Small Cap Fund is .65%. The base management fee is subject to an upward or downward performance adjustment whereby the management fee will be between .45% and .85% for the Aggressive Growth Fund and between .35% and .95% for the Small Cap Fund. For the Aggressive Growth Fund and the Small Cap Fund, the table reflects the base management fee for the prior fiscal year after such adjustment. Since no Class I shares for the Aggressive Growth Fund and the Value+Growth Fund have been issued as of the Funds' fiscal year ends, "Other Expenses" shown above is an estimate. See "Investment Manager and Underwriter" in the prospectus.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

                             KEMPER BLUE CHIP FUND

                                                                       NOVEMBER 22,
                                                         YEAR ENDED      1995 TO
                                                         OCTOBER 31,   OCTOBER 31,
                                                            1997           1996
                                                         -----------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $17.18         15.30
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .32           .36
-----------------------------------------------------------------------------------
  Net realized and unrealized gain                           3.58          2.96
-----------------------------------------------------------------------------------
Total from investment operations                             3.90          3.32
-----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                     .23           .24
-----------------------------------------------------------------------------------
  Distribution from net realized gain                        3.13          1.20
-----------------------------------------------------------------------------------
Total dividends                                              3.36          1.44
-----------------------------------------------------------------------------------
Net asset value, end of period                             $17.72         17.18
-----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                               26.89%        21.89
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                      .70%         1.31
-----------------------------------------------------------------------------------
Net investment income                                        1.56%         1.33
-----------------------------------------------------------------------------------

                               KEMPER GROWTH FUND

                                                       YEAR ENDED
                                                     SEPTEMBER 30,         JULY 3 TO
                                                  --------------------   SEPTEMBER 30,
                                                   1997          1996        1995
                                                  ------         -----   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $17.26         16.09       14.80
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .08           .19         .03
--------------------------------------------------------------------------------------
  Net realized and unrealized gain                  2.61          2.74        1.26
--------------------------------------------------------------------------------------
Total from investment operations                    2.69          2.93        1.29
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             --           .08          --
--------------------------------------------------------------------------------------
  Distribution from net realized gain               4.35          1.68          --
--------------------------------------------------------------------------------------
Total dividends                                     4.35          1.76          --
--------------------------------------------------------------------------------------
Net asset value, end of period                    $15.60         17.26       16.09
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      20.51%        20.19        8.72
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                             .70%          .64         .59
--------------------------------------------------------------------------------------
Net investment income                                .43%         1.08         .92
--------------------------------------------------------------------------------------

                        KEMPER QUANTITATIVE EQUITY FUND

                                                                      SEPTEMBER 9
                                                        YEAR ENDED         TO
                                                       NOVEMBER 30,   NOVEMBER 30,
                                                           1997           1996
                                                       ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $11.14          9.67
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                       (.01)           --
----------------------------------------------------------------------------------
  Net realized and unrealized gain                          2.14          1.47
----------------------------------------------------------------------------------
Total from investment operations                            2.13          1.47
----------------------------------------------------------------------------------
Less distribution from net realized gain                     .19            --
----------------------------------------------------------------------------------
Net asset value, end of period                            $13.08         11.14
----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                              19.48%        15.20
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses absorbed by the Fund                               1.26%         1.08
----------------------------------------------------------------------------------
Net investment loss                                         (.17)%        (.05)
----------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                    1.26%         2.23
----------------------------------------------------------------------------------
Net investment loss                                         (.17)%       (1.20)
----------------------------------------------------------------------------------

                    KEMPER SMALL CAPITALIZATION EQUITY FUND

                                                        YEAR ENDED
                                                      SEPTEMBER 30,      JULY 3 TO
                                                      --------------   SEPTEMBER 30,
                                                       1997    1996        1995
                                                      ------   -----   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 7.05    7.15        6.27
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .01     .01          --
------------------------------------------------------------------------------------
  Net realized and unrealized gain                      1.58     .94         .88
------------------------------------------------------------------------------------
Total from investment operations                        1.59     .95         .88
------------------------------------------------------------------------------------
Less distribution from net realized gain                 .57    1.05          --
------------------------------------------------------------------------------------
Net asset value, end of period                        $ 8.07    7.05        7.15
------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          24.89%  16.76       14.04
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                 .53%    .66         .79
------------------------------------------------------------------------------------
Net investment income (loss)                             .17%    .16        (.14)
------------------------------------------------------------------------------------

                             KEMPER TECHNOLOGY FUND

                                               YEAR ENDED OCTOBER 31,      JULY 3 TO
                                               ----------------------     OCTOBER 31,
                                                 1997          1996          1995
                                              -----------   -----------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $13.20         14.64         12.72
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                             (.04)         (.07)         (.02)
-------------------------------------------------------------------------------------
  Net realized and unrealized gain                2.14           .76          1.94
-------------------------------------------------------------------------------------
Total from investment operations                  2.10           .69          1.92
-------------------------------------------------------------------------------------
Less distribution from net realized gain          2.11          2.13            --
-------------------------------------------------------------------------------------
Net asset value, end of period                  $13.19         13.20         14.64
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    17.23%         8.06         15.09
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                           .74%          .76           .65
-------------------------------------------------------------------------------------
Net investment loss                               (.27)%        (.49)         (.33)
-------------------------------------------------------------------------------------

                            KEMPER TOTAL RETURN FUND

                                                                           JULY 3 TO
                                               YEAR ENDED OCTOBER 31,     OCTOBER 31,
                                                 1997          1996          1995
                                              -----------   -----------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $11.27         10.61         10.07
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .36           .32           .10
-------------------------------------------------------------------------------------
  Net realized and unrealized gain                1.55          1.23           .52
-------------------------------------------------------------------------------------
Total from investment operations                  1.91          1.55           .62
-------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income          .36           .39           .08
-------------------------------------------------------------------------------------
  Distribution from net realized gain             1.49           .50            --
-------------------------------------------------------------------------------------
Total dividends                                   1.85           .89           .08
-------------------------------------------------------------------------------------
Net asset value, end of period                  $11.33         11.27         10.61
-------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    19.40%        15.64          6.21
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                           .71%          .72           .61
-------------------------------------------------------------------------------------
Net investment income                             3.22%         3.09          2.97
-------------------------------------------------------------------------------------

NOTE: For the Quantitative Fund, the investment manager agreed to temporarily waive or absorb certain operating expenses of the Fund. The other ratios to average net assets are computed without this expense waiver or absorption.

No financial information is presented for Class I shares of the Aggressive Growth Fund or the Value+Growth Fund since no Class I shares have been issued as of the Funds' fiscal year ends.

SPECIAL FEATURES

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds--Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed under "Special Features--Class A Shares--Combined Purchases" in the prospectus. Conversely, shareholders of Zurich Money Funds--Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus under "Special Features--Exchange Privilege--General."

February 1, 1998

KEF - 1I (2/98)

         KEMPER EQUITY FUNDS/GROWTH STYLE                      KEMPER TAX-FREE INCOME FUNDS
          Kemper Quantitative Equity Fund                 Kemper Intermediate Municipal Bond Fund
              Kemper Technology Fund                   (a series of Kemper National Tax-Free Income
           Kemper Value Plus Growth Fund                                  Series)
             SUPPLEMENT TO PROSPECTUS                      Kemper Michigan Tax-Free Income Fund
              DATED FEBRUARY 1, 1998                      Kemper New Jersey Tax-Free Income Fund
             -------------------------                   Kemper Pennsylvania Tax-Free Income Fund
                                                      (series of Kemper State Tax-Free Income Series)
                KEMPER INCOME FUNDS                              SUPPLEMENT TO PROSPECTUS
    Kemper Adjustable Rate U.S. Government Fund                   DATED NOVEMBER 26, 1997
          Kemper Diversified Income Fund                         -------------------------
     Kemper Short-Intermediate Government Fund                      KEMPER HORIZON FUND
          (a series of Kemper Portfolios)                      Kemper Horizon 20+ Portfolio
             SUPPLEMENT TO PROSPECTUS                          Kemper Horizon 10+ Portfolio
              DATED DECEMBER 30, 1997                           Kemper Horizon 5 Portfolio
             -------------------------                           SUPPLEMENT TO PROSPECTUS
                                                                  DATED NOVEMBER 21, 1997
                KEMPER EUROPE FUND                               -------------------------
             SUPPLEMENT TO PROSPECTUS
                DATED MARCH 1, 1998
             -------------------------

INVESTMENT MANAGER AND UNDERWRITER

As reflected in the prospectus of each fund, Scudder Kemper Investments, Inc. ("Scudder Kemper") serves as investment manager for the Kemper Funds. The following supplements information in the applicable fund prospectus:

Marc J. Slendebroek has been the lead portfolio manager of the Kemper Europe Fund since March 1998. Mr. Slendebroek joined Zurich Investment Management Limited, sub-advisor for that Fund, in September 1994 and is an Associate Director. Prior to joining Zurich Investment Management Limited, Mr. Slendebroek was a Manager of Dutch research at Kleinwort Benson Securities from 1992 to 1994. Mr. Slendebroek received a Masters Degree in Civil Law from the University of Leiden, in the Netherlands.

William M. Knapp and Philip S. Fortuna have been co-lead portfolio managers for the Kemper Horizon Fund (since January 1997 and March 1998, respectively), Kemper Value Plus Growth Fund (since December 1996 and March 1998, respectively) and Kemper Quantitative Equity Fund (since March 1998). Mr. Knapp joined Scudder Kemper in 1992 and is a Senior Vice President. Prior to joining Scudder Kemper, he served as an officer with an unaffiliated investment management firm from September 1988. Mr. Knapp received a B.S. in Economics from Drake University and an M.S. and Ph.D. in Industrial Organization and Finance from the University of Wisconsin -- Madison. Mr. Fortuna joined Scudder Kemper in 1986 and is a Managing Director. Mr. Fortuna received a B.S. in Economics from Carnegie Mellon University and an M.B.A. from the University of Chicago.

Tracy McCormick Chester has been the lead portfolio manager of the Kemper Technology Fund since March 1998. Ms. Chester joined Scudder Kemper in September 1994 and is a Senior Vice President. Prior to joining Scudder Kemper, from August 1992 to September 1994, she was a Senior Vice President and portfolio manager of an investment management company; and prior thereto, she managed private accounts. Ms. Chester received a B.A. and an M.B.A. in Finance from Michigan State University.

Richard L. Vandenberg has been the lead portfolio manager of the Kemper Adjustable Rate U.S. Government Fund and the Kemper Short-Term Intermediate Government Fund since March 1998. Prior thereto, he had been a co-lead portfolio manager of the funds since March 1996. Mr. Vandenberg joined Scudder Kemper in March 1996 and is a Senior Vice President. Prior to joining Scudder Kemper, he was a Senior Vice President and portfolio manager of an investment management firm. He received a B.B.A. and M.B.A., both in Finance, Investments and Banking, from the University of Wisconsin -- Madison.

Joseph P. Beimford has been the lead portfolio manager of the Kemper Diversified Income Fund since March 1998. Prior thereto, Mr. Beimford had been a co-lead portfolio manager of the fund. Mr. Beimford joined Scudder Kemper in April 1976 and is currently a Senior Vice President of Scudder Kemper. He received a B.S.I.M. in Business from Purdue University and an M.B.A. in Finance from the University of Chicago. Mr. Beimford is a Chartered Financial Analyst.

M. Ashton Patton has been the lead portfolio manager of the Kemper Intermediate Municipal Bond Fund since March 1998. Ms. Patton joined Scudder Kemper in 1990 and is a Senior Vice President. Ms. Patton received a B.A. from Duke University and is a Chartered Financial Analyst.

Eleanor R. Brennan has been the lead portfolio manager of the Kemper Michigan Tax-Free Income Fund and Kemper New Jersey Tax-Free Income Fund since March 1998. Ms. Brennan joined Scudder Kemper in March 1995 and is a Vice President. Prior to joining Scudder Kemper, Ms. Brennan was an assistant portfolio manager for an unaffiliated investment management firm from 1993 to 1995. She received a B.A. in Economics from Ursinus College and an M.S. in Finance from Drexel University. Ms. Brennan is a Chartered Financial Analyst.

Philip G. Condon has been the lead portfolio manager of the Kemper Pennsylvania Tax-Free Income Fund since March 1998. Mr. Condon joined Scudder Kemper in 1983 and is a Managing Director. He received a B.A. and M.B.A., with a concentration in Finance, from the University of Massachusetts, Amherst.

March 23, 1998                                   (LOGO)PRINTED ON RECYCLED PAPER
KMF-1R
KDI 803092

                        KEMPER EQUITY FUNDS/GROWTH STYLE
                         Kemper Aggressive Growth Fund
                             Kemper Blue Chip Fund
                            Kemper Total Return Fund
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1998
                           -------------------------

                           KEMPER TARGET EQUITY FUND
                       Kemper Retirement Fund Series VII
                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 1, 1997
                           -------------------------
                         KEMPER ASSET ALLOCATION FUNDS
                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 21, 1997
                           -------------------------

                     KEMPER GLOBAL AND INTERNATIONAL FUNDS
                            Kemper Asian Growth Fund
                               Kemper Europe Fund
                           Kemper Global Income Fund
                           Kemper International Fund
                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 1, 1998
                           -------------------------

NET ASSET VALUE

     The following disclosure replaces the "Net Asset Value" section for the Kemper Aggressive Growth Fund, Kemper Blue Chip Fund, Kemper Total Return Fund, Kemper Horizon Fund, Kemper Target Equity Fund -- Kemper Retirement Fund Series VII and, pending Board of Trustees approval, Kemper Asian Growth Fund. This change is effective June 1998 for the Kemper Blue Chip Fund and the Kemper Target Equity Fund -- Kemper Retirement Fund Series VII and is anticipated to be effective July 1998 for the Kemper Asian Growth Fund and August 1998 for the Kemper Aggressive Growth Fund, Kemper Total Return Fund and Kemper Horizon Fund.

     The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Portfolio securities for which market quotations are readily available are generally valued at market value. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board. With respect to Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

     An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotations and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Market ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

     Debt securities are valued at prices supplied by a Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager may calculate the price of that debt security, subject to limitations established by the Board.

     An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

     If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

     If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

     Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

INVESTMENT MANAGER AND UNDERWRITER

     Zurich Investment Management Limited ("ZIML") has been serving as sub-adviser for the Kemper Asian Growth Fund, Kemper Europe Fund, Kemper Global Income Fund and Kemper International Fund pursuant to sub-advisory agreements with Scudder Kemper Investments, Inc. ("Scudder Kemper"), the Funds' investment manager. ZIML, which was previously a wholly owned subsidiary of Zurich Insurance Company, is now a wholly owned subsidiary of Scudder Kemper and is now known as Scudder Investments (U.K.) Limited ("Sub-Adviser"). As a result of this ownership change, for Kemper Europe Fund, Kemper Global Income Fund and Kemper International Fund, new sub-advisory agreements have been entered into between Scudder Kemper and Sub-Adviser on the same terms as the previous agreements, which terminated automatically. The sub-advisory agreement for Kemper Asian Growth Fund also terminated automatically upon this ownership change but a new agreement has not been implemented for that Fund, which will be managed solely by Scudder Kemper.

     Stephen P. Dexter and Marc J. Slendebroek have been the co-lead portfolio managers for the Kemper International Fund since June 1998. Mr. Dexter joined Scudder Kemper in 1986 and is a Senior Vice President. He received a B.A. in Economics and an M.B.A. in Finance from the University of Wisconsin. Mr. Slendebroek joined Sub-Adviser in September 1994 and is an Associate Director. Prior to joining Sub-Adviser, Mr. Slendebroek was a Manager of Dutch research at Kleinwort Benson Securities from 1992 to 1994. He received a Masters Degree in Civil Law from the University of Leiden, in the Netherlands.

     Elizabeth J. Allan and Theresa Gusman have been the co-lead portfolio managers for the Kemper Asian Growth Fund since June 1998. Ms. Allan joined Scudder Kemper in 1987 and is a Senior Vice President. She received a B.A. in East Asian Studies from Colby College, two M.A.s (the first from Indiana University in East Asian Studies and the second from Princeton University in Sociology) and an M.B.A. in Finance and International Business from New York University. Ms. Gusman joined Scudder Kemper in 1995 and is a Vice President. Prior to joining Scudder Kemper, she was an equity research analyst from 1983. Ms. Gusman received a B.A. in Economics from the State University of New York.

June 22, 1998
KMF-1U
500657                                           (LOGO)PRINTED ON RECYCLED PAPER

 KEMPER EQUITY FUNDS/GROWTH STYLE             KEMPER INCOME FUNDS
Kemper Quantitative Equity Fund    Kemper Adjustable Rate U.S. Government Fund
  Kemper Aggressive Growth Fund       Kemper Short-Intermediate Government Fund
 SUPPLEMENT TO PROSPECTUS DATED          SUPPLEMENT TO PROSPECTUS DATED
       FEBRUARY 1,1998                          DECEMBER 30, 1997
   -------------------------              ----------------------------
 KEMPER GLOBAL AND INTERNATIONAL         KEMPER EQUITY FUNDS/VALUE STYLE
            FUNDS                            Kemper Small Cap Value Fund
    Kemper Asian Growth Fund                   SUPPLEMENT TO PROSPECTUS
   Kemper Global Income Fund                      DATED MAY 6, 1998
SUPPLEMENT TO PROSPECTUS DATED            ----------------------------
       MARCH 1, 1998
   -------------------------

THE FOLLOWING SUPPLEMENTS THE CURRENTLY EFFECTIVE PROSPECTUS OF KEMPER QUANTITATIVE EQUITY FUND:

The Board of Trustees has approved an agreement and plan of reorganization that calls for Kemper Blue Chip Fund to acquire the assets and liabilities of Kemper Quantitative Equity Fund (the "Quantitative Fund"), subject to approval by shareholders of the Quantitative Fund. Shares of the Kemper Blue Chip Fund will then be distributed to shareholders of the Quantitative Fund, and the Quantitative Fund will be dissolved. A Special Meeting of shareholders to vote on this plan, and other matters, is currently scheduled for December 16, 1998, and the closing is expected as soon as practical thereafter.

THE FOLLOWING SUPPLEMENTS THE CURRENTLY EFFECTIVE PROSPECTUS OF KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND AND KEMPER ADJUSTABLE RATE U.S. GOVERNMENT
FUND:

The Board of Trustees has approved an agreement and plan of reorganization that calls for Kemper Adjustable Rate U.S. Government Fund ("Adjustable Rate Fund") to acquire the assets and liabilities of Kemper Short-Intermediate Government Fund ("Short-Intermediate Fund"), subject to approval by shareholders of the Short-Intermediate Fund. Shares of the Adjustable Rate Fund will then be distributed to shareholders of Short-Intermediate Fund, and Short-Intermediate Fund will be dissolved.

The Board of Trustees of the Adjustable Rate Fund has approved a change in the investment objective and a change in a fundamental policy, subject to shareholder approval. The proposed new objective is to seek high current income and preservation of capital. The change in fundamental policy would eliminate the requirement that the Fund invest primarily in adjustable rate government securities. The Fund will continue to invest primarily in government securities.

The Board of Adjustable Rate Fund has also approved a change in the Fund's name to "Kemper Short-Term U.S. Government Fund" subject to approval of the policy change referred to above. A Special Meeting of shareholders to vote on these and other matters is currently scheduled for December 16, 1998, and the closing of the reorganization is expected as soon as practical thereafter.

THE FOLLOWING SUPPLEMENTS INFORMATION IN THE SECTION ENTITLED "INVESTMENT MANAGER AND UNDERWRITER" FOR THE CURRENTLY EFFECTIVE PROSPECTUS OF KEMPER ASIAN GROWTH FUND:

Theresa Gusman is lead portfolio manager for the Fund. Ms. Gusman joined Scudder Kemper in 1995 and is a Vice President. Prior to joining Scudder Kemper, she was an equity research analyst from 1985. Ms. Gusman received a B.A. in Economics from the State University of New York.

THE FOLLOWING SUPPLEMENTS INFORMATION IN THE SECTION ENTITLED "INVESTMENT MANAGER AND UNDERWRITER" FOR THE CURRENTLY EFFECTIVE PROSPECTUS OF KEMPER AGGRESSIVE GROWTH FUND:

Kurt R. Stalzer is lead portfolio manager for the Fund.

THE FOLLOWING SUPPLEMENTS INFORMATION IN THE SECTION ENTITLED "INVESTMENT MANAGER AND UNDERWRITER" FOR THE CURRENTLY EFFECTIVE PROSPECTUS OF KEMPER SMALL CAP VALUE FUND:

Thomas H. Forester and Steven T. Stokes are co-lead portfolio managers for the Fund.

THE FOLLOWING SUPPLEMENTS INFORMATION IN THE SECTION ENTITLED "INVESTMENT MANAGER AND UNDERWRITER" FOR THE CURRENTLY EFFECTIVE PROSPECTUS OF KEMPER GLOBAL INCOME FUND:

Terence C. Prideaux and Pankaj Shah are co-lead portfolio managers for the Funds. Mr. Prideaux joined Scudder Investments (U.K.) Limited in 1989 and is currently a director-fixed income of Scudder Investments (U.K.) Limited. He received a B.A. in Law from Balliol College, Oxford, U.K. Mr. Shah joined Scudder Investments (U.K.) Limited in 1997 and is currently a director-fixed income of Scudder Investments (U.K.) Limited. From November 1991 to October 1997, Mr. Shah was a portfolio manager at an unaffiliated investment management firm. Mr. Shah received a B.S. degree and a M.B.A. in finance from City University Business School in London, England.



October 16, 1998
KMF-1DD
502816                                              Printed on recycled paper

  KEMPER EQUITY FUNDS/VALUE STYLE           KEMPER EQUITY FUNDS/VALUE STYLE
       Kemper Contrarian Fund                   Kemper Contrarian Fund
Kemper-Dreman High Return Equity Fund    Kemper-Dreman High Return Equity Fund
    Kemper Small Cap Value Fund               Kemper Small Cap Value Fund
      SUPPLEMENT TO PROSPECTUS                  SUPPLEMENT TO PROSPECTUS
         DATED MAY 6, 1998                         DATED APRIL 1, 1998
                                                ------------------------
      ------------------------              KEMPER EQUITY FUNDS/GROWTH STYLE
         KEMPER INCOME FUNDS                  Kemper Aggressive Growth Fund
Kemper Adjustable Rate U.S. Government Fund        Kemper Blue Chip Fund
    Kemper Diversified Income Fund                   Kemper Growth Fund
   Kemper U.S. Government Securities Fund     Kemper Quantitative Equity Fund
       Kemper High Yield Fund            Kemper Small Capitalization Equity Fund
   Kemper High Yield Opportunity Fund             Kemper Technology Fund
Kemper Income and Capital Preservation Fund      Kemper Total Return Fund
      Kemper U.S. Mortgage Fund                  Kemper Value+Growth Fund
 Kemper Short-Intermediate Government Fund       SUPPLEMENT TO PROSPECTUS
       SUPPLEMENT TO PROSPECTUS                   DATED FEBRUARY 1, 1998
       DATED DECEMBER 30, 1997                  ------------------------
      ------------------------               KEMPER GLOBAL AND INTERNATIONAL
    KEMPER TAX-FREE INCOME FUNDS                          FUNDS
     Kemper Municipal Bond Fund                  Kemper Asian Growth Fund
Kemper Intermediate Municipal Bond Fund             Kemper Europe Fund
      SUPPLEMENT TO PROSPECTUS                   Kemper Global Income Fund
       DATED NOVEMBER 26, 1997                   Kemper International Fund
      ------------------------                    SUPPLEMENT TO PROSPECTUS
        KEMPER MONEY FUNDS                          DATED MARCH 1, 1998
     Kemper Cash Reserves Fund                  -------------------------
     SUPPLEMENT TO PROSPECTUS                 KEMPER ASSET ALLOCATION FUNDS
      DATED DECEMBER 30, 1997                  Kemper Horizon 20+ Portfolio
                                               Kemper Horizon 10+ Portfolio
                                                 Kemper Horizon 5 Portfolio
                                                   SUPPLEMENT TO PROSPECTUS
                                                  DATED NOVEMBER 21, 1997
      ------------------------                  -------------------------

                                 CLASS I SHARES

THE FOLLOWING SUPPLEMENTS THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE ABOVE-LISTED FUNDS:

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401 (k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2 ) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; and (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund. Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the Funds, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.



October 16, 1998
KMF-1LA
502817                                               PRINTED ON RECYCLED PAPER

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary                                                        1
----------------------------------------------------------------
Summary of Expenses                                            4
----------------------------------------------------------------
Financial Highlights                                           9
----------------------------------------------------------------
Investment Objectives, Policies and Risk Factors              25
----------------------------------------------------------------
Investment Manager and Underwriter                            46
----------------------------------------------------------------
Dividends and Taxes                                           51
----------------------------------------------------------------
Net Asset Value                                               53
----------------------------------------------------------------
Purchase of Shares                                            54
----------------------------------------------------------------
Redemption or Repurchase of Shares                            62
----------------------------------------------------------------
Special Features                                              68
----------------------------------------------------------------
Performance                                                   74
----------------------------------------------------------------
Capital Structure                                             76
----------------------------------------------------------------

(NEITHER THIS TABLE OF CONTENTS NOR THE OUTSIDE COVER ARE PART OF THE
PROSPECTUS.)

                                                               KEMPER FUNDS LOGO
KEMPER EQUITY FUNDS
PROSPECTUS FEBRUARY 1, 1998

KEMPER EQUITY FUNDS
222 South Riverside Plaza, Chicago, Illinois 60606
1-800-621-1048

This prospectus describes a choice of eight equity and balanced mutual funds managed by Scudder Kemper Investments, Inc.

KEMPER AGGRESSIVE GROWTH FUND
KEMPER BLUE CHIP FUND
KEMPER GROWTH FUND
KEMPER QUANTITATIVE EQUITY FUND
KEMPER SMALL CAPITALIZATION EQUITY FUND
KEMPER TECHNOLOGY FUND
KEMPER TOTAL RETURN FUND
KEMPER VALUE+GROWTH FUND

This combined prospectus of the Kemper Equity Funds contains information about each of the Funds that you should know before investing and should be retained for future reference. A Statement of Additional Information dated February 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Funds at the address or telephone number on this cover or the firm from which this prospectus was obtained. Kemper Value+Growth Fund is also known as Kemper Value Plus Growth Fund.

THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN A FUND'S SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

KEMPER EQUITY FUNDS
222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606, TELEPHONE 1-800-621-1048

SUMMARY

INVESTMENT OBJECTIVES. The eight open-end, management investment companies (the "Funds") covered in this combined prospectus are as follows:

KEMPER AGGRESSIVE GROWTH FUND (the "Aggressive Growth Fund") seeks capital appreciation through the use of aggressive investment techniques.

KEMPER BLUE CHIP FUND (the "Blue Chip Fund") seeks growth of capital and of income.

KEMPER GROWTH FUND (the "Growth Fund") seeks growth of capital through professional management and diversification of investment securities having potential for capital appreciation.

KEMPER QUANTITATIVE EQUITY FUND (the "Quantitative Fund") seeks growth of capital and reduction of risk through professional management of a diversified portfolio of equity securities.

KEMPER SMALL CAPITALIZATION EQUITY FUND (the "Small Cap Fund") seeks maximum appreciation of investors' capital.

KEMPER TECHNOLOGY FUND (the "Technology Fund") seeks growth of capital.

KEMPER TOTAL RETURN FUND (the "Total Return Fund") seeks to obtain the highest total return, a combination of income and capital appreciation, consistent with reasonable risk.

KEMPER VALUE+GROWTH FUND (the "Value+Growth Fund") seeks growth of capital through professional management of a portfolio of growth and value stocks.

Each Fund, except the Aggressive Growth Fund, is a diversified investment company. The Aggressive Growth Fund is a non-diversified investment company. The Funds may purchase put and call options, engage in financial futures transactions, invest in foreign securities, engage in related foreign currency transactions and lend portfolio securities. The Aggressive Growth, Technology and Quantitative Funds may also write (sell) put and call options. The Funds may invest up to 25% of total assets in foreign securities. See "Investment Objectives, Policies and Risk Factors."

RISK FACTORS. There is no assurance that the investment objective of any Fund will be achieved and investment in each Fund includes risks that vary in kind and degree depending upon the investment policies of that Fund. The returns and net asset value of each Fund will fluctuate. Investment by the Small Cap Fund primarily in smaller companies and the Technology Fund in smaller emerging growth technology companies involve greater risk than investment in larger, more established companies. The flexible investment strategy employed by the Aggressive Growth Fund and its non-diversified status involve greater risk than typical diversified equity mutual funds. Foreign investments by the Funds involve risk and opportunity considerations not typically associated with investing in U.S. companies. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Thus, the U.S. Dollar value of foreign securities in a Fund's portfolio, and the Fund's net asset value, may change in response to changes in currency exchange rates even though the value of the foreign securities in local currency terms may not have changed. While a Fund's investments in foreign securities will principally be in developed countries, the Fund may invest a portion of its assets in developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A portion of the assets of the Total Return Fund may be invested in lower rated or unrated high yield bonds which entail greater risk of loss of principal and interest than higher rated fixed income securities. There are special risks associated with options, financial futures and foreign currency transactions and other derivatives and there is no assurance that use of those investment techniques will be successful. See "Investment Objectives, Policies and Risk Factors."

PURCHASES AND REDEMPTIONS. Each Fund provides investors with the option of purchasing shares in the following ways:

Class A Shares.................         Offered at net asset value plus a
maximum sales charge of 5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value under the Large Order NAV Purchase
                                        Privilege may be subject to a 1%
                                        contingent deferred sales charge if
                                        redeemed within one year of purchase and a .50% contingent deferred sales charge if redeemed during the second year of purchase.

Class B Shares.................         Offered at net asset value, subject to a
                                        Rule 12b-1 distribution fee and a
                                        contingent deferred sales charge that
                                        declines from 4% to zero on certain
                                        redemptions made within six years of
                                        purchase. Class B shares automatically
                                        convert into Class A shares (which have
                                        lower ongoing expenses) six years after
                                        purchase.

Class C Shares.................         Offered at net asset value without an
initial sales charge, but subject to a Rule 12b-1 distribution fee and a 1%
                                        contingent deferred sales charge on
                                        redemptions made within one year of
                                        purchase. Class C shares do not convert
                                        into another class.

Each class of shares represents interests in the same portfolio of investments of a Fund. The minimum initial investment is $1,000 and investments thereafter must be at least $100. Shares are redeemable at net asset value, which may be more or less than original cost, subject to any applicable contingent deferred sales charge. See "Purchase of Shares" and "Redemption or Repurchase of Shares."

INVESTMENT MANAGER AND UNDERWRITER. Scudder Kemper Investments, Inc. ("Scudder Kemper") serves as investment manager for each Fund. Scudder Kemper is paid a monthly investment management fee by each Fund based upon average daily net assets of that Fund at an annual rate that differs for each Fund, and, in the case of the Aggressive Growth and Small Cap Funds, subject to a performance adjustment. Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of Scudder Kemper, is principal underwriter and administrator for each Fund. For Class B shares and Class C shares, KDI receives a Rule 12b-1 distribution fee of
 .75% of average daily net assets. KDI also receives the amount of any contingent deferred sales charges paid on the redemption of shares. Administrative services are provided to shareholders under administrative services agreements with KDI. Each Fund pays an administrative services fee at the annual rate of up to .25% of average daily net assets of Class A, B and C shares of the Fund, which KDI pays to various broker-dealer firms and other service or administrative firms. See "Investment Manager and Underwriter."

DIVIDENDS. Each Fund normally distributes dividends of net investment income as follows: annually for the Aggressive Growth, Growth, Quantitative, Small Cap, Technology and Value+Growth Funds; semi-annually for the Blue Chip Fund; and quarterly for the Total Return Fund. Each Fund distributes any net realized short-term and long-term capital gains at least annually. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of that Fund, without a sales charge, unless the shareholder makes a different election. See "Dividends and Taxes."

GENERAL. In the opinion of the staff of the Securities and Exchange Commission, the use of this combined prospectus may make each Fund liable for any misstatement or omission in this prospectus regardless of the particular Fund to which it pertains.

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES                            Class A               Class B                Class C
(APPLICABLE TO ALL FUNDS)(1)                                -------               -------                -------
Maximum Sales Charge on Purchases (as a percentage of
  offering price).......................................     5.75%(2)     None                            None
Maximum Sales Charge on Reinvested Dividends............      None        None                            None
Redemption Fees.........................................      None        None                            None
Exchange Fee............................................      None        None                            None
Deferred Sales Charge (as a percentage of redemption
  proceeds).............................................      None(3)     4% during the first         1% during the
                                                                          year, 3% during the         first year
                                                                          second and third years,
                                                                          2% during the fourth and
                                                                          fifth years and 1% in
                                                                          the sixth year

---------------
(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. The table does not include the $9.00 quarterly small account fee. See "Redemption or Repurchase of Shares."
(2) Reduced sales charges apply to purchases of $50,000 or more. See "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares."
(3) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% the first year and .50% the second year. See "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                   AGGRESSIVE                                                                   TOTAL     VALUE+
                                     GROWTH     BLUE CHIP    GROWTH    QUANTITATIVE   SMALL CAP   TECHNOLOGY    RETURN    GROWTH
                                      FUND        FUND        FUND         FUND         FUND         FUND        FUND      FUND
                                   ----------   ---------    ------    ------------   ---------   ----------    ------    ------
CLASS A SHARES
Management Fees..................      .68%        .57%        .54%         .58%         .35%         .55%        .53%      .72%
12b-1 Fees.......................     None        None        None         None         None         None        None      None
Other Expenses...................      .81%        .62%        .52%         .87%         .55%         .34%        .48%      .69%
                                      ----        ----        ----         ----         ----         ----        ----      ----
Total Operating
  Expenses.......................     1.49%       1.19%       1.06%        1.45%         .90%         .89%       1.01%     1.41%
                                      ====        ====        ====         ====         ====         ====        ====      ====

                                   AGGRESSIVE                                                                   TOTAL     VALUE+
                                     GROWTH     BLUE CHIP    GROWTH    QUANTITATIVE   SMALL CAP   TECHNOLOGY    RETURN    GROWTH
                                      FUND        FUND        FUND         FUND         FUND         FUND        FUND      FUND
                                   ----------   ---------    ------    ------------   ---------   ----------    ------    ------
CLASS B SHARES
Management Fees..................      .68%        .57%        .54%         .58%         .35%         .55%        .53%      .72%
12b-1 Fees(4)....................      .75%        .75%        .75%         .75%         .75%         .75%        .75%      .75%
Other Expenses...................      .98%        .74%        .84%         .94%        1.04%         .55%        .67%      .80%
                                      ----        ----        ----         ----         ----         ----        ----      ----
Total Operating
  Expenses.......................     2.41%       2.06%       2.13%        2.27%        2.14%        1.85%       1.95%     2.27%
                                      ====        ====        ====         ====         ====         ====        ====      ====

                                   AGGRESSIVE                                                                   TOTAL     VALUE+
                                     GROWTH     BLUE CHIP    GROWTH    QUANTITATIVE   SMALL CAP   TECHNOLOGY    RETURN    GROWTH
                                      FUND        FUND        FUND         FUND         FUND         FUND        FUND      FUND
                                   ----------   ---------    ------    ------------   ---------   ----------    ------    ------
CLASS C SHARES
Management Fees..................      .68%        .57%        .54%         .58%         .35%         .55%        .53%      .72%
12b-1 Fees(5)....................      .75%        .75%        .75%         .75%         .75%         .75%        .75%      .75%
Other Expenses...................      .76%        .68%        .70%         .83%         .85%         .52%        .62%      .68%
                                      ----        ----        ----         ----         ----         ----        ----      ----
Total Operating
  Expenses.......................     2.19%       2.00%       1.99%        2.16%        1.95%        1.82%       1.90%     2.15%
                                      ====        ====        ====         ====         ====         ====        ====      ====

---------------
(4) Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, although KDI believes that is unlikely because of the automatic conversion feature described under "Purchase of Shares -- Deferred Sales Charge Alternative -- Class B Shares."
(5) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers.

EXAMPLE

                                                          FUND           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ----           ------    -------    -------    --------
CLASS A SHARES
You would pay the following expenses on a $1,000    Aggressive Growth     $72       $102       $134        $225
  investment, assuming (1) 5% annual return and     Blue Chip             $69       $ 93       $119        $194
  (2) redemption at the end of each time period:    Growth                $68       $ 89       $113        $179
                                                    Quantitative          $71       $101       $132        $221
                                                    Small Cap             $66       $ 85       $104        $162
                                                    Technology            $66       $ 84       $104        $161
                                                    Total Return          $67       $ 88       $110        $174
                                                    Value+Growth          $71       $100       $130        $217

EXAMPLE

                                                         FUND            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                         ----            ------    -------    -------    --------
CLASS B SHARES(7)
You would pay the following expenses on a $1,000  Aggressive Growth         $64       $105       $149        $231
  investment, assuming (1) 5% annual return and   Blue Chip                 $61       $ 95       $131        $196
  (2) redemption at the end of each time period:  Growth                    $62       $ 97       $134        $194
                                                  Quantitative              $63       $101       $142        $221
                                                  Small Cap                 $62       $ 97       $135        $186
                                                  Technology                $59       $ 88       $120        $169
                                                  Total Return              $60       $ 92       $125        $181
                                                  Value+Growth              $63       $101       $141        $219
You would pay the following expenses on the same  Aggressive Growth         $24       $ 75       $129        $231
  investment, assuming no redemption:             Blue Chip                 $21       $ 65       $111        $196
                                                  Growth                    $22       $ 67       $114        $194
                                                  Quantitative              $23       $ 71       $122        $221
                                                  Small Cap                 $22       $ 67       $115        $186
                                                  Technology                $19       $ 58       $100        $169
                                                  Total Return              $20       $ 61       $105        $181
                                                  Value+Growth              $23       $ 71       $122        $219

                                                         FUND            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                         ----            ------    -------    -------    --------
CLASS C SHARES(8)
You would pay the following expenses on a $1,000  Aggressive Growth         $32       $ 69       $117        $252
  investment, assuming (1) 5% annual return and   Blue Chip                 $30       $ 63       $108        $233
  (2) redemption at the end of each time period:  Growth                    $30       $ 62       $107        $232
                                                  Quantitative              $32       $ 68       $116        $249
                                                  Small Cap                 $30       $ 61       $105        $227
                                                  Technology                $28       $ 57       $ 99        $214
                                                  Total Return              $29       $ 60       $103        $222
                                                  Value+Growth              $32       $ 67       $115        $248
You would pay the following expenses on the same  Aggressive Growth         $22       $ 69       $117        $252
  investment, assuming no redemption:             Blue Chip                 $20       $ 63       $108        $233
                                                  Growth                    $20       $ 62       $107        $232
                                                  Quantitative              $22       $ 68       $116        $249
                                                  Small Cap                 $20       $ 61       $105        $227
                                                  Technology                $18       $ 57       $ 99        $214
                                                  Total Return              $19       $ 60       $103        $222
                                                  Value+Growth              $22       $ 67       $115        $248

---------------
(7) Assumes conversion to Class A shares six years after purchase. The contingent deferred sales charge was applied as follows: 1 year (4%), 3 years (3%), 5 years (2%) and 10 years (0%). See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares" for more information regarding the calculation of the contingent deferred sales charge.
(8) The contingent deferred sales charge was applied as follows: 1 year (1%), 3, 5 and 10 years (0%). See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares."

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "Investment Manager and Underwriter" for more information. The base management fee for the Aggressive Growth Fund and the Small Cap Fund is
 .65%. The base management is subject to a maximum upward or downward performance adjustment whereby the management fee will be between .45% and .85% for the Aggressive Growth Fund and between .35% and .95% for the Small Cap Fund. For the Aggressive Growth Fund and the Small Cap Fund, the table reflects the base management fee for the prior fiscal year after such adjustment.

The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The tables below show financial information for each Fund expressed in terms of one share outstanding throughout the period. The information in the tables for each Fund is covered by the report of the Fund's independent auditors. The report for each Fund is contained in its Registration Statement and is available from that Fund. The financial statements contained in each Fund's 1997 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling that Fund.

                             AGGRESSIVE GROWTH FUND

For the period from December 31, 1996 (commencement of operations) to September 30, 1997.

                                                              CLASS A      CLASS B      CLASS C
                                                              -------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $ 9.50         9.50         9.50
---------------------------------------------------------------------      -------      -------
Income from investment operations:
  Net investment loss                                           (.02)        (.08)        (.07)
---------------------------------------------------------------------      -------      -------
  Net realized and unrealized gain                              3.12         3.10         3.10
---------------------------------------------------------------------      -------      -------
Total from investment operations                                3.10         3.02         3.03
---------------------------------------------------------------------      -------      -------
Net asset value, end of period                                $12.60        12.52        12.53
---------------------------------------------------------------------      -------      -------
TOTAL RETURN (NOT ANNUALIZED)                                  32.63%       31.79        31.89
---------------------------------------------------------------------      -------      -------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                        1.49%        2.41         2.19
---------------------------------------------------------------------      -------      -------
Net investment loss                                             (.35)%      (1.27)       (1.05)
---------------------------------------------------------------------      -------      -------


ALL CLASSES
SUPPLEMENTAL DATA:
Net assets at end of period                                     $11,609,000
---------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                   364%
---------------------------------------------------------------------------
Average commission rate paid per share on stock transactions         $.0588
---------------------------------------------------------------------------

                                 BLUE CHIP FUND

                                                                                                                       NOV. 23,
                                                                                                                        1987 TO
                                                                    YEAR ENDED OCTOBER 31,                             OCT. 31,
                                             1997     1996    1995    1994    1993    1992    1991    1990    1989       1988
                                            -----------------------------------------------------------------------   -----------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $17.14    14.87   12.33   13.88   12.72   13.24    9.65   10.07    8.41       9.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .18      .22     .19     .19     .18     .18     .11     .13     .18        .35
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     3.70     3.45    2.57    (.71)   1.13     .41    3.63    (.45)   1.78       (.80)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations              3.88     3.67    2.76    (.52)   1.31     .59    3.74    (.32)   1.96       (.45)
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .21      .20     .20     .19     .15     .14     .15     .10     .30        .14
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain         3.13     1.20     .02     .84      --     .97      --      --      --         --
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                               3.34     1.40     .22    1.03     .15    1.11     .15     .10     .30        .14
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $17.68    17.14   14.87   12.33   13.88   12.72   13.24    9.65   10.07       8.41
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                26.78%   26.72   22.74   (3.82)  10.35    4.76   39.19   (3.23)  24.08      (4.99)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                      1.19%    1.26    1.30    1.48    1.25    1.46    1.66    1.91    2.08       1.83
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                         1.07%    1.40    1.47    1.50    1.28    1.63     .88    1.28    1.99       4.47
---------------------------------------------------------------------------------------------------------------------------------

                                                        CLASS B                                         CLASS C
                                       ------------------------------------------      ------------------------------------------
                                                YEAR ENDED             MAY 31 TO                YEAR ENDED             MAY 31 TO
                                               OCTOBER 31,            OCTOBER 31,              OCTOBER 31,            OCTOBER 31,
                                        1997       1996       1995       1994           1997       1996       1995       1994
                                       ------   -----------   -----   -----------      ------   -----------   -----   -----------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period   $17.09      14.82      12.29      12.30          17.15      14.88      12.32      12.30
---------------------------------------------------------------------------------      ------------------------------------------
Income from investment operations:
  Net investment income                   .04        .10        .09        .06            .03        .10        .07        .09
---------------------------------------------------------------------------------      ------------------------------------------
  Net realized and unrealized gain
  (loss)                                 3.67       3.45       2.56       (.01)          3.71       3.45       2.62       (.01)
---------------------------------------------------------------------------------      ------------------------------------------
Total from investment operations         3.71       3.55       2.65        .05           3.74       3.55       2.69        .08
---------------------------------------------------------------------------------      ------------------------------------------
Less dividends:
  Distribution from net investment
  income                                  .06        .08        .10        .06            .07        .08        .11        .06
---------------------------------------------------------------------------------      ------------------------------------------
  Distribution from net realized gain    3.13       1.20        .02         --           3.13       1.20        .02         --
---------------------------------------------------------------------------------      ------------------------------------------
Total dividends                          3.19       1.28        .12        .06           3.20       1.28        .13        .06
---------------------------------------------------------------------------------      ------------------------------------------
Net asset value, end of period         $17.61      17.09      14.82      12.29          17.69      17.15      14.88      12.32
---------------------------------------------------------------------------------      ------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)           25.62%     25.82      21.76        .42          25.71      25.75      22.04        .67
---------------------------------------------------------------------------------      ------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
Expenses                                 2.06%      2.08       2.06       2.43           2.00       2.05       2.01       2.33
---------------------------------------------------------------------------------      ------------------------------------------
Net investment income                     .20%       .58        .71        .33            .26        .61        .76        .43
---------------------------------------------------------------------------------         ---------------------------------------

                                                                                                                    NOV. 23, 1987
                                                           YEAR ENDED OCTOBER 31,                                        TO
                              1997      1996      1995      1994      1993      1992      1991     1990     1989    OCT. 31, 1988
ALL CLASSES                 -------------------------------------------------------------------------------------   -------------
SUPPLEMENTAL DATA:
Net assets at end of
period (in thousands)       $446,891   256,172   168,266   153,172   196,327   182,553   61,146   32,172   26,164      20,421
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(annualized)                     183%      166       117       131       222       178      162       93       89         326
---------------------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the years ended October 31, 1997 and 1996 were $.0593 and $.0587, respectively.
--------------------------------------------------------------------------------

                                  GROWTH FUND

                                                                             YEAR ENDED SEPTEMBER 30,
                                                  1997     1996    1995    1994    1993    1992    1991    1990    1989     1988
                                                 --------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year               $17.21    16.07   12.93   15.33   13.09   13.14    9.00    9.79    7.61    13.73
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              --      .12     .05     .01     .01     .03     .06     .18     .17      .23
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)          2.61     2.74    3.27   (1.41)   2.29     .71    4.57    (.79)   2.24    (2.83)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   2.61     2.86    3.32   (1.40)   2.30     .74    4.63    (.61)   2.41    (2.60)
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income            --      .04      --      --     .03     .05     .11     .18     .23      .21
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain              4.35     1.68     .18    1.00     .03     .74     .38      --      --     3.31
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                    4.35     1.72     .18    1.00     .06     .79     .49     .18     .23     3.52
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                     $15.47    17.21   16.07   12.93   15.33   13.09   13.14    9.00    9.79     7.61
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      19.97%   19.62   26.07   (9.39)  17.60    5.55   54.13   (6.37)  32.60   (15.15)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                           1.06%    1.07    1.17    1.09    1.00    1.03    1.04     .89     .83      .82
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                               .07%     .65     .43     .24     .06     .32     .59    1.84    2.11     3.38
---------------------------------------------------------------------------------------------------------------------------------

                                                           CLASS B                                        CLASS C
                                           ----------------------------------------       ---------------------------------------
                                                  YEAR ENDED                                    YEAR ENDED
                                                SEPTEMBER 30,           MAY 31 TO              SEPTEMBER 30,          MAY 31 TO
                                           ------------------------   SEPTEMBER 30,       -----------------------   SEPTEMBER 30,
                                            1997     1996     1995        1994            1997     1996     1995        1994
                                           ------    -----    -----   -------------       -----    -----    ----    -------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period       $16.82    15.85    12.88       13.10           16.87    15.87    12.88       13.09
-----------------------------------------------------------------------------------       ---------------------------------------
Income from investment operations:
  Net investment loss                        (.16)    (.09)    (.08)       (.03)           (.13)    (.06)    (.07)       (.02)
-----------------------------------------------------------------------------------       ---------------------------------------
  Net realized and unrealized gain (loss)    2.52     2.74     3.23        (.19)           2.52     2.74     3.24        (.19)
-----------------------------------------------------------------------------------       ---------------------------------------
Total from investment operations             2.36     2.65     3.15        (.22)           2.39     2.68     3.17        (.21)
-----------------------------------------------------------------------------------       ---------------------------------------
Less distribution from net realized gain     4.35     1.68      .18          --            4.35     1.68      .18          --
-----------------------------------------------------------------------------------       ---------------------------------------
Net asset value, end of period             $14.83    16.82    15.85       12.88           14.91    16.87    15.87       12.88
-----------------------------------------------------------------------------------       ---------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               18.68%   18.47    24.83       (1.68)          18.87    18.65    24.99       (1.60)
-----------------------------------------------------------------------------------       ---------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
Expenses                                     2.13%    2.05     2.17        2.11            1.99     1.95     2.03        2.09
-----------------------------------------------------------------------------------       ---------------------------------------
Net investment loss                         (1.00)%   (.33)    (.57)       (.76)           (.86)    (.23)    (.43)       (.67)
-----------------------------------------------------------------------------------         -------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
ALL CLASSES                                1997        1996        1995        1994        1993        1992       1991
                                        --------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year (in
thousands)                              $2,827,565   2,738,303   2,503,301   2,255,977   1,826,961   1,419,292   613,245
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        201%        150          67         115         139          83       143
------------------------------------------------------------------------------------------------------------------------

                                         YEAR ENDED SEPTEMBER 30,
ALL CLASSES                              1990      1989      1988
SUPPLEMENTAL DATA:
Net assets at end of year (in
thousands)                              307,555   335,998   285,485
-------------------------------------------------------------------
Portfolio turnover rate                     194       160        61
-------------------------------------------------------------------

Average commission rates paid per share on stock transaction for the years ended September 30, 1997 and 1996 were $.0569 and $.0560, respectively.
--------------------------------------------------------------------------------

                               QUANTITATIVE FUND

                                                                                    FEBRUARY 15
                                                                   YEAR ENDED            TO
                                                                  NOVEMBER 30,      NOVEMBER 30,
                                                                      1997              1996
                       CLASS A SHARES                             ------------      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $11.12             9.50
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                  (.03)              --
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                     2.13             1.62
------------------------------------------------------------------------------------------------
Total from investment operations                                       2.10             1.62
------------------------------------------------------------------------------------------------
Less distribution from net realized gain                                .19               --
------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $13.03            11.12
------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                         19.25%           17.05
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses absorbed by the Fund                                          1.45%            1.48
------------------------------------------------------------------------------------------------
Net investment loss                                                    (.36)%           (.16)
------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                               1.45%            2.26
------------------------------------------------------------------------------------------------
Net investment loss                                                    (.36)%           (.94)
------------------------------------------------------------------------------------------------

                                                                       CLASS B                                CLASS C
                                                            ------------------------------         ------------------------------
                                                                              FEBRUARY 15                            FEBRUARY 15
                                                             YEAR ENDED            TO               YEAR ENDED            TO
                                                            NOVEMBER 30,      NOVEMBER 30,         NOVEMBER 30,      NOVEMBER 30,
                                                                1997              1996                 1997              1996
                 CLASS B AND C SHARES                       ------------      ------------         ------------      ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $11.04             9.50                11.05              9.50
------------------------------------------------------------------------------------------          -----------------------------
Income from investment operations:
  Net investment loss                                            (.08)            (.04)                (.04)             (.04)
------------------------------------------------------------------------------------------          -----------------------------
  Net realized and unrealized gain                               2.07             1.58                 2.04              1.59
------------------------------------------------------------------------------------------          -----------------------------
Total from investment operations                                 1.99             1.54                 2.00              1.55
------------------------------------------------------------------------------------------          -----------------------------
Less distribution from net realized gain                          .19               --                  .19                --
------------------------------------------------------------------------------------------          -----------------------------
Net asset value, end of period                                 $12.84            11.04                12.86             11.05
------------------------------------------------------------------------------------------          -----------------------------
TOTAL RETURN (NOT ANNUALIZED)                                   18.37%           16.21                18.45%            16.32
------------------------------------------------------------------------------------------          -----------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses absorbed by the Fund                                    2.27%            2.32                 2.16%             2.33
------------------------------------------------------------------------------------------          -----------------------------
Net investment loss                                             (1.18)%          (1.00)               (1.07)%           (1.01)
------------------------------------------------------------------------------------------          -----------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                         2.27%            3.15                 2.16%             3.12
------------------------------------------------------------------------------------------          -----------------------------
Net investment loss                                             (1.18)%          (1.83)               (1.07)%           (1.80)
------------------------------------------------------------------------------------------          -----------------------------

                                                                                    FEBRUARY 15
                                                                   YEAR ENDED            TO
                                                                  NOVEMBER 30,      NOVEMBER 30,
                                                                      1997              1996
                        ALL CLASSES                               ------------      ------------
SUPPLEMENTAL DATA:
Net assets at end of period                                       $11,217,000         4,596,000
------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                       84%               72
------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the periods ended November 30, 1997 and 1996 were $.0597 and $.0555, respectively.
--------------------------------------------------------------------------------

                                 SMALL CAP FUND

                                                                        YEAR ENDED SEPTEMBER 30,
                                        1997    1996(A)   1995(A)    1994     1993    1992(A)    1991     1990     1989     1988
                                       ------------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year     $ 7.01     7.14      5.81      6.45     5.25     5.35      3.79     4.71     3.66     6.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)           (.01)    (.02)     (.01)     (.01)    (.02)    (.02)      .02      .05      .10      .05
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                 1.55      .94      1.68      (.27)    1.71      .40      1.89     (.86)    1.00    (1.45)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations         1.54      .92      1.67      (.28)    1.69      .38      1.91     (.81)    1.10    (1.40)
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                   --       --        --        --       --      .01       .06      .11      .05      .13
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain     .57     1.05       .34       .36      .49      .47       .29       --       --     1.50
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                           .57     1.05       .34       .36      .49      .48       .35      .11      .05     1.63
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year           $ 7.98     7.01      7.14      5.81     6.45     5.25      5.35     3.79     4.71     3.66
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                            24.29%   16.33     30.88     (4.31)   34.11     7.02     55.16   (17.52)   30.58   (17.34)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                  .90%    1.08      1.14      1.34     1.03     1.28      1.25      .86      .64      .72
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)             (.20)%   (.26)     (.18)     (.76)    (.43)    (.43)      .27     1.22     2.55     1.42
---------------------------------------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                                    ----------------------------------------------
                                                             YEAR ENDED                MAY 31 TO
                                                            SEPTEMBER 30,            SEPTEMBER 30,
                                                     1997       1996        1995         1994
                                                     ----       ----        ----     -------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 6.81          7.03     5.78         5.65
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                 (.10)         (.09)    (.07)        (.02)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                    1.50           .92     1.66          .15
--------------------------------------------------------------------------------------------------
Total from investment operations                      1.40           .83     1.59          .13
--------------------------------------------------------------------------------------------------
Less distribution from net realized gain               .57          1.05      .34           --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 7.64          6.81     7.03         5.78
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        22.83%        15.13    29.59         2.30
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                              2.14%         2.15     2.17         2.29
--------------------------------------------------------------------------------------------------
Net investment loss                                  (1.44)%       (1.33)   (1.21)       (1.38)
--------------------------------------------------------------------------------------------------

                                                                 CLASS C
                                               --------------------------------------------
                                                       YEAR ENDED               MAY 31 TO
                                                      SEPTEMBER 30,           SEPTEMBER 30,
                                               1997       1996       1995         1994
                                               ----       ----       ----     -------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            6.80         7.02     5.77         5.65
---------------------------------------------  --------------------------------------------
Income from investment operations:
  Net investment loss                           (.09)        (.09)    (.07)        (.03)
---------------------------------------------  --------------------------------------------
  Net realized and unrealized gain              1.49          .92     1.66          .15
---------------------------------------------  --------------------------------------------
Total from investment operations                1.40          .83     1.59          .12
---------------------------------------------  --------------------------------------------
Less distribution from net realized gain         .57         1.05      .34           --
---------------------------------------------  --------------------------------------------
Net asset value, end of period                  7.63         6.80     7.02         5.77
---------------------------------------------  --------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  22.87        15.16    29.65         2.12
---------------------------------------------  --------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                        1.95         2.15     2.10         2.10
---------------------------------------------  --------------------------------------------
Net investment loss                            (1.25)       (1.33)   (1.14)       (1.21)
---------------------------------------------  --------------------------------------------

                                                                   YEAR ENDED SEPTEMBER 30,
        ALL CLASSES             1997       1996      1995      1994      1993      1992        1991      1990      1989      1988
                             ----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year
(in thousands)               $1,095,478   934,075   839,905   631,607   510,060   329,116   289,345   179,092   286,411   284,426
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate             102%       85       102        58        82        73       126       107       100        90
---------------------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the years ended September 30, 1997 and 1996 were $.0573 and $.0557, respectively.
--------------------------------------------------------------------------------

                                TECHNOLOGY FUND

                                                                          YEAR ENDED OCTOBER 31,
                                         1997(A)    1996(A)   1995(A)   1994(A)   1993(A)   1992    1991    1990    1989    1988
                                         ----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year       $13.16      14.63     11.50     10.68      9.95    12.42    9.37   10.19    9.39   11.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (.06)      (.08)     (.03)       --      (.01)     .01     .13     .22     .26     .18
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss)                                 2.14        .74      4.66      1.49      2.03      .04    3.35    (.45)   1.28     .07
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations           2.08        .66      4.63      1.49      2.02      .05    3.48    (.23)   1.54     .25
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
    income                                   --         --        --        --        --      .03     .20     .29     .23     .12
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain      2.11       2.13      1.50       .67      1.29     2.49     .23     .30     .51    2.50
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                            2.11       2.13      1.50       .67      1.29     2.52     .43     .59     .74    2.62
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year             $13.13      13.16     14.63     11.50     10.68     9.95   12.42    9.37   10.19    9.39
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                              17.11%      7.83     47.30     14.95     21.76      .32   38.58   (2.51)  18.19    3.84
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                    .89%       .89       .88       .89       .81      .82     .81     .71     .69     .69
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               (.42)%     (.62)     (.23)      .05      (.06)     .07    1.24    2.23    2.92    2.26
---------------------------------------------------------------------------------------------------------------------------------

                                                    CLASS B                                            CLASS C
                                 ---------------------------------------------      ---------------------------------------------
                                           YEAR ENDED              MAY 31, TO                 YEAR ENDED              MAY 31, TO
                                           OCTOBER 31,             OCTOBER 31,                OCTOBER 31,             OCTOBER 31,
                                 1997(A)     1996(A)     1995(A)      1994          1997(A)     1996(A)     1995(A)      1994
                                 -------   -----------   -------   -----------      -------   -----------   -------   -----------
CLASS B AND C SHARES
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
period                           $12.77       14.39       11.45        9.99          12.85       14.45       11.45        9.99
------------------------------------------------------------------------------      ---------------------------------------------
Income from investment
  operations:
  Net investment loss              (.18)       (.19)       (.15)       (.05)          (.17)       (.18)       (.15)       (.05)
------------------------------------------------------------------------------      ---------------------------------------------
  Net realized and unrealized
  gain                             2.06         .70        4.59        1.51           2.07         .71        4.65        1.51
------------------------------------------------------------------------------      ---------------------------------------------
Total from investment
operations                         1.88         .51        4.44        1.46           1.90         .53        4.50        1.46
------------------------------------------------------------------------------      ---------------------------------------------
Less distribution from net
realized gain                      2.11        2.13        1.50          --           2.11        2.13        1.50          --
------------------------------------------------------------------------------      ---------------------------------------------
Net asset value, end of period   $12.54       12.77       14.39       11.45          12.64       12.85       14.45       11.45
------------------------------------------------------------------------------      ---------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)     15.91%       6.76       45.65       14.61          15.98        6.88       46.23       14.61
------------------------------------------------------------------------------      ---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED):
Expenses                           1.85%       1.87        1.82        1.99           1.82        1.82        1.76        1.83
------------------------------------------------------------------------------      ---------------------------------------------
Net investment loss               (1.38)%     (1.60)      (1.17)      (1.08)         (1.35)      (1.55)      (1.11)       (.92)
------------------------------------------------------------------------------      ---------------------------------------------

                                                                     YEAR ENDED OCTOBER 31,
               ALL CLASSES                    1997         1996        1995       1994      1993      1992      1991
                                           ---------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year
(in thousands)                             $1,209,723    1,062,813   1,017,955   713,654   612,604   559,279   606,295
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           192%         121         105        81        95        95        81
----------------------------------------------------------------------------------------------------------------------

                                             YEAR ENDED OCTOBER 31,
               ALL CLASSES                  1990      1989      1988
                                           ---------------------------
SUPPLEMENTAL DATA:
Net assets at end of year
(in thousands)                             472,992   532,760   513,800
-----------------------------------------------------------------------
Portfolio turnover rate                         25        39        11
-----------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the years ended October 31, 1997 and 1996 were $.0583 and $.0558, respectively.
--------------------------------------------------------------------------------

                               TOTAL RETURN FUND

                                                                              YEAR ENDED OCTOBER 31,
                                                  1997       1996    1995    1994    1993    1992    1991    1990    1989   1988
                                                 --------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year               $11.28      10.60    9.10   11.23   10.07   10.07    7.78    8.34   7.34    7.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .31        .28     .29     .19     .30     .22     .36     .46    .37     .36
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)          1.57       1.24    1.46   (1.01)   1.54     .37    2.42    (.64)  1.04     .23
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   1.88       1.52    1.75    (.82)   1.84     .59    2.78    (.18)  1.41     .59
---------------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income           .33        .34     .25     .23     .24     .29     .49     .38    .41     .29
---------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain              1.49        .50      --    1.08     .44     .30      --      --     --     .20
---------------------------------------------------------------------------------------------------------------------------------
Total dividends                                    1.82        .84     .25    1.31     .68     .59     .49     .38    .41     .49
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                     $11.34      11.28   10.60    9.10   11.23   10.07   10.07    7.78   8.34    7.34
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      18.95%     15.34   19.46   (7.92)  19.08    6.09   37.20   (2.31)  20.00   8.75
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                           1.01%      1.05    1.12    1.13    1.02    1.06    1.03     .87    .79     .78
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              2.92%      2.76    3.00    2.34    2.94    2.23    3.96    5.87   4.76    5.10
---------------------------------------------------------------------------------------------------------------------------------

                                                             CLASS B                                      CLASS C
                                             ---------------------------------------       --------------------------------------
                                                    YEAR ENDED            MAY 31 TO              YEAR ENDED            MAY 31 TO
                                                   OCTOBER 31,           OCTOBER 31,             OCTOBER 31,          OCTOBER 31,
                                              1997     1996     1995        1994           1997     1996     1995        1994
                                             ---------------------------------------
                                                                                           --------------------------------------
CLASS B AND C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $11.27    10.59     9.09        9.24          11.28    10.61     9.09        9.24
------------------------------------------------------------------------------------       --------------------------------------
Income from investment operations:
  Net investment income                         .22      .19      .20         .06            .22      .20      .21         .06
------------------------------------------------------------------------------------       --------------------------------------
  Net realized and unrealized gain (loss)      1.55     1.23     1.46        (.16)          1.56     1.22     1.48        (.16)
------------------------------------------------------------------------------------       --------------------------------------
Total from investment operations               1.77     1.42     1.66        (.10)          1.78     1.42     1.69        (.10)
------------------------------------------------------------------------------------       --------------------------------------
Less dividends:
  Distribution from net investment income       .22      .24      .16         .05            .23      .25      .17         .05
------------------------------------------------------------------------------------       --------------------------------------
  Distribution from net realized gain          1.49      .50       --          --           1.49      .50       --          --
------------------------------------------------------------------------------------       --------------------------------------
Total dividends                                1.71      .74      .16         .05           1.72      .75      .17         .05
------------------------------------------------------------------------------------       --------------------------------------
Net asset value, end of period               $11.33    11.27    10.59        9.09          11.34    11.28    10.61        9.09
------------------------------------------------------------------------------------       --------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 17.86%   14.28    18.42       (1.06)         17.92    14.31    18.76       (1.05)
------------------------------------------------------------------------------------       --------------------------------------
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
Expenses                                       1.95%    1.99     2.05        2.03           1.90     1.89     1.86        2.00
------------------------------------------------------------------------------------       --------------------------------------
Net investment income                          1.98%    1.82     2.07        1.57           2.03     1.92     2.26        1.60
------------------------------------------------------------------------------------        -------------------------------------

                                                              YEAR ENDED OCTOBER 31,
         ALL CLASSES               1997          1996        1995        1994        1993        1992       1991
                                ----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets at end of year (in
thousands)                      $3,241,383     3,020,798   2,926,542   2,864,322   1,509,687   1,212,896   998,465
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                122%           85         142         121         180         150       157
------------------------------------------------------------------------------------------------------------------

                                   YEAR ENDED OCTOBER 31,
         ALL CLASSES             1990      1989       1988
SUPPLEMENTAL DATA:
Net assets at end of year (in
thousands)                      781,417   937,804     976,972
-------------------------------------------------------------
Portfolio turnover rate             157       130         187
-------------------------------------------------------------

Average commission rates paid per share on stock transactions for the years ended October 31, 1997 and 1996 were $.0578 and $.0580, respectively.
--------------------------------------------------------------------------------

                               VALUE+GROWTH FUND

                                                                                   OCTOBER 16
                                                                 YEAR ENDED            TO
                                                                NOVEMBER 30,      NOVEMBER 30,
                                                               1997       1996        1995
                       CLASS A SHARES                         ------      -----   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $12.95      10.02       9.50
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          .02        .05        .02
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain                              2.48       2.88        .50
----------------------------------------------------------------------------------------------
Total from investment operations                                2.50       2.93        .52
----------------------------------------------------------------------------------------------
Less distribution from net realized gain                         .83         --
----------------------------------------------------------------------------------------------
Net asset value, end of period                                $14.62      12.95      10.02
----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                  20.83%     29.24       5.47
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses absorbed by the Fund                                   1.41%      1.47       1.35
----------------------------------------------------------------------------------------------
Net investment income                                            .35%       .43       2.25
----------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                        1.41%      1.59         --
----------------------------------------------------------------------------------------------
Net investment income                                            .35%       .31         --
----------------------------------------------------------------------------------------------

                                                                             OCTOBER 16          YEAR ENDED       OCTOBER 16
                                                          YEAR ENDED             TO             NOVEMBER 30,          TO
                                                         NOVEMBER 30,       NOVEMBER 30,       --------------    NOVEMBER 30,
                                                       1997        1996         1995           1997     1996         1995
               CLASS B AND C SHARES                   ------       -----    ------------       -----    -----    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $12.83       10.02        9.50           12.84    10.01        9.50
----------------------------------------------------------------------------------------       ------------------------------
Income from investment operations:
  Net investment income (loss)                          (.07)       (.04)        .02            (.05)    (.04)        .01
----------------------------------------------------------------------------------------       ------------------------------
  Net realized and unrealized gain                      2.44        2.85         .50            2.41     2.87         .50
----------------------------------------------------------------------------------------       ------------------------------
Total from investment operations                        2.37        2.81         .52            2.36     2.83         .51
----------------------------------------------------------------------------------------       ------------------------------
Less distribution from net realized gain                 .83          --          --             .83       --          --
----------------------------------------------------------------------------------------       ------------------------------
Net asset value, end of period                        $14.37       12.83       10.02           14.37    12.84       10.01
----------------------------------------------------------------------------------------       ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          19.96%      28.04        5.47           19.86    28.27        5.37
----------------------------------------------------------------------------------------       ------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses absorbed by the Fund                           2.27%       2.27        2.10            2.15     2.22        2.07
----------------------------------------------------------------------------------------       ------------------------------
Net investment income (loss)                            (.51)%      (.37)       1.50            (.39)    (.32)       1.53
----------------------------------------------------------------------------------------       ------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
Expenses                                                2.32%       2.44          --            2.16     2.35          --
----------------------------------------------------------------------------------------       ------------------------------
Net investment loss                                     (.56)%      (.54)         --            (.40)    (.45)         --
----------------------------------------------------------------------------------------       ------------------------------

                                                                                   OCTOBER 16
                                                                 YEAR ENDED            TO
                                                                NOVEMBER 30,      NOVEMBER 30,
                                                               1997      1996         1995
                                                              -------   -------   ------------
ALL CLASSES
SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                    $97,741    39,092      5,851
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Portfolio turnover rate                                            56%       82         --
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Average commission rates paid per share on stock transactions for the years ended November 30, 1997 and 1996 were $.0578 and $.0571, respectively.
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Notes:
(a) Per share data were determined based on average shares outstanding.
(b) For Quantitative Equity Fund and Value+Growth Fund, the investment manager agreed to temporarily waive or absorb certain operating expenses of the Funds. The other ratios to average net assets are computed without this expense waiver or absorption.

Total return does not reflect the effect of any sales charges. The Funds are organized as separate Massachusetts business trusts.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following information sets forth each Fund's investment objective and policies. Each Fund's returns and net asset value will fluctuate and there is no assurance that any Fund will meet its objective.

AGGRESSIVE GROWTH FUND. The Aggressive Growth Fund is a non-diversified investment company that seeks capital appreciation through the use of aggressive investment techniques. In seeking to achieve its objective, the Fund invests primarily in equity securities of U.S. companies that the investment manager believes offer the best opportunities for capital appreciation at any given time. The investment manager pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size; and it may, depending upon market circumstances, emphasize the securities of small, medium or large-sized companies from time to time. The Fund may invest a significant portion of its assets in initial public offerings ("IPOs"), which are typically securities of small, unseasoned issuers. In addition, since the Fund is a non-diversified investment company, when attractive investments are identified, the investment manager may establish relatively large individual positions, sometimes representing more than 5% of total assets. See "Special Risk Factors--Non-Diversified" below. Therefore, the Fund has broader latitude in its selection of securities than a typical equity mutual fund. There is no assurance that the management strategy for the Fund will be successful or that the Fund will achieve its objective.

The investment manager uses a disciplined approach to stock selection and fundamental research to help it identify quality "growth" companies whose stocks are selling at reasonable prices. Growth stocks are stocks of companies whose earnings per share are expected by the investment manager to grow faster than the market average. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the investment manager believes that the potential of such stocks for above average earnings more than justifies their price. The investment manager relies heavily upon the fundamental analysis and research of its large research staff, and will generally seek to invest in growth companies whose value may not be fully recognized by the market at large. Such companies may be:

- Expected to achieve accelerating earnings growth, perhaps due to strong demand for their products or services;

- Undervalued, based upon price/earnings ratios, price/book value ratios and other measures;

- Undergoing financial restructuring;

- Involved in takeover or arbitrage situations;

- Expected to benefit from evolving market cycles or changing economic conditions; or

- Representing special situations, such as changes in management or favorable regulatory developments.

Because of the flexible nature of the Fund's investment policies, the Fund may have a higher portfolio turnover than a typical equity mutual fund. See "Additional Investment Information" below. To some extent, the Fund may trade in securities for the short term. In addition, the investment manager may use market volatility in an attempt to capitalize on apparently unwarranted price fluctuations, both to purchase or increase undervalued positions and to sell or reduce overvalued holdings. For example, during market declines, the Fund may add to positions in favored securities, while becoming more aggressive as it gradually reduces the number of companies represented in its portfolio. Conversely, in rising markets, the Fund may reduce or eliminate fully valued positions, while becoming more conservative as it gradually increases the number of companies in its portfolio.

Although the Fund will not invest 25% or more of its total assets in any one industry, it may, from time to time, invest 25% or more of its total assets in one or more market sectors, such as the technology sector. If the Fund concentrates its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the Fund than if it had not concentrated its assets in that sector.

Under normal conditions, the Fund will invest at least 65%, and may invest up to 100%, of its total assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants and rights exercisable for equity securities.

The Fund may also purchase and write options, engage in financial futures transactions, purchase foreign securities and engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. The Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk. When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements.

BLUE CHIP FUND. The Blue Chip Fund seeks growth of capital and of income. In seeking to achieve its objective, the Fund will invest primarily in common stocks of well capitalized, established companies that the Fund's investment manager believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund will, as a fundamental policy, invest at least 65%, and may invest up to 100%, of its total assets in the common stocks of companies with a market capitalization of at least $1 billion at the time of investment.

In pursuing its objective, the Fund will emphasize investments in common stocks of large, well known, high quality companies. Companies of this general type are often referred to as "Blue Chip" companies. "Blue Chip" companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. "Blue Chip" companies are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of "Blue Chip" investments should make the market for such stocks attractive to investors both within and outside the United States. The Fund will generally attempt to avoid speculative securities or those with significant speculative characteristics.

Examples of "Blue Chip" companies currently eligible for investment by the Fund include, but are not limited to, companies such as Pfizer Inc., Merck & Co., Inc., Hewlett-Packard Company, AT&T Company, General Reinsurance, J.P. Morgan & Co., Union Pacific Corporation and PepsiCo. Inc. While the Fund's portfolio will not be limited to the examples noted and need not contain any specific security, companies of this general quality comprise a relatively small, select group. In general, the Fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change. Thus, the Fund in seeking its objective will endeavor to select its investments from among high quality companies operating in the more attractive industries.

As indicated above, the Fund's investment portfolio will normally consist primarily of common stocks. The Fund may invest to a more limited extent in preferred stocks, debt securities and securities convertible into or exchangeable for common stocks, including warrants and rights, when they are believed to offer opportunities for growth of capital and of income. The Fund may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. The Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk. When, as a result of market conditions affecting "Blue Chip" companies, a defensive position is deemed advisable to help preserve capital, the Fund may temporarily invest without limit in high-grade debt securities, securities of the U.S. Government and its agencies, and high quality money market instruments, including repurchase agreements, or retain cash.

The Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

There are risks inherent in the investment in any security, including shares of the Fund. The investment manager attempts to reduce risk through diversification of the Fund's portfolio and fundamental research; however, there is no guarantee that such efforts will be successful. The investment manager believes that there are opportunities for growth of capital and growth of dividends from investments in "Blue Chip" companies over time. The Fund's shares are intended for long-term investment.

GROWTH FUND. The Growth Fund seeks growth of capital through professional management and diversification of investments in securities it believes to have potential for capital appreciation. In seeking to obtain capital appreciation, the Fund may trade in securities for the short-term. To this extent, the Fund will be engaged in trading operations based on short-term market considerations as distinct from long-term investment based upon fundamental valuation of securities. However, the Fund will emphasize fundamental research in attempting to identify under-valued situations that it hopes will appreciate over the longer term. The Fund's investment policy may involve a somewhat greater risk than is inherent in the ordinary investment security. Since any income received from such securities will be entirely incidental, an investor should not consider a purchase of Fund shares as equivalent to a complete investment program.

In seeking to achieve its objective, it will be the Fund's policy to invest primarily in securities that it believes offer the potential for increasing the Fund's total asset value. While it is anticipated that most investments will be in common stocks of companies with above-average growth prospects, investments may also be made to a limited degree in other common stocks and in convertible securities (including warrants), such as bonds and preferred stocks. The Fund may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. There may also be times when a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements, depending upon the investment manager's analysis of business and economic conditions and the outlook for security prices.

Some of the factors the Fund's management will consider in making its investments are patterns of increasing growth in sales and earnings, the development of new or improved products or services, favorable outlooks for growth in the industry, the probability of increased operating efficiencies, emphasis on research and development, cyclical conditions, or other signs that a company is expected to show greater than average capital appreciation and earnings growth.

QUANTITATIVE FUND. The Quantitative Fund seeks growth of capital and reduction of risk through professional management of a diversified portfolio of equity securities. In seeking to achieve the Fund's objectives, the investment manager will emphasize the use of fundamental research and advanced quantitative technology. There is no assurance that the management strategy for the Fund will be successful or that the Fund will achieve its objectives.

The investment manager uses a disciplined approach to stock selection and fundamental research to help it identify quality "growth" companies, whose stocks are selling at reasonable prices based upon their earnings potential and whose earnings are growing faster than the market average. Those stocks that are believed by the investment manager to have superior price appreciation potential are considered as eligible for investment by the Fund. Thus, a list of eligible investments is developed by the investment manager through a regimented review process that applies the results of research generated by the investment manager's analytical staff to well defined quantitative factors (e.g., return on equity, earnings per share growth) and qualitative factors (e.g., industry growth, market share). As described below, the Fund's portfolio is structured by the investment manager from eligible investments by using advanced quantitative technology with a view to reducing the degree by which the volatility of the portfolio differs from the volatility of the market for growth stocks generally.

The investment manager believes that there are identifiable macro-economic factors that are major contributors to the volatility of the stock market. Examples of these factors include: economic growth, the direction of long-term interest rates and the credit spread, which is the spread between Treasury and corporate fixed income securities. In selecting among the growth stocks identified as being eligible for inclusion in the Fund's portfolio, the investment manager applies advanced quantitative techniques to help structure the portfolio so that normally it is neutrally weighted to these macro-economic factors. These techniques involve the use of computer modeling to help select a portfolio of securities believed to be attractive while simultaneously maintaining a neutral macroeconomic posture. Neutral weighting means that the exposure of the Fund's portfolio to the effect of these macro-economic factors is, in the view of the investment manager, generally the same as the exposure of the market for growth stocks as a whole. The purpose of this process is to reduce the degree by which the volatility of the portfolio differs from the volatility of the market for growth stocks and to increase the importance of fundamental research and stock selection in the management process.

Depending upon economic and market conditions, the investment manager may at times under- or overweight the portfolio with respect to certain macro-economic factors. In those circumstances, the return potential as well as the risk profile of the Fund's portfolio may be increased relative to the market for growth stocks generally. However, a primary goal of portfolio structuring for the Fund is to reduce those risks and the investment manager would normally not be expected to so weight the portfolio.

Under normal conditions, the Fund will invest at least 65%, and may invest up to 100%, of its total assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants and rights exercisable for equity securities. Normally, the Fund's primary investments will be common stocks of large, well capitalized companies. The Fund currently does not intend to invest more than 5% of its net assets in debt securities (including convertible debt securities) during the current year (except for defensive investments described below).

The Fund may also purchase and write options, engage in financial futures transactions, purchase foreign securities and engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements.

The Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

SMALL CAP FUND. The Small Cap Fund seeks maximum appreciation of investors' capital. Current income will not be a significant factor. The Fund is designed primarily for investors with substantial resources and the investment experience to consider their shares as a long-term investment involving financial risk commensurate with potential substantial gains.

The Fund seeks attractive areas for investment opportunity arising from such factors as technological advances, new marketing methods, and changes in the economy and population. Currently, the investment manager believes that such investment opportunities may be found among the following: (a) companies engaged in high technology fields such as electronics, medical technology, computer software and specialty retailing; (b) companies having a significantly improved earnings outlook as the result of a changed economic environment, acquisitions, mergers, new management, changed corporate strategy or product innovation; (c) companies supplying new or rapidly growing services to consumers and businesses in such fields as automation, data processing, communications, marketing and finance; and (d) companies having innovative concepts or ideas.

As a non-fundamental policy, at least 65% of the Fund's total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $1 billion or less at the time of investment, many of which would be in the early stages of their life cycle. The investment manager currently believes that investment in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also involves certain special risks. Smaller companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

The Fund's investment portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Fund may also invest to a limited degree in preferred stocks and debt securities when they are believed by the investment manager to offer opportunities for capital growth. The Fund may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. When a defensive position is deemed advisable, it may, without limit, invest in high-grade senior securities and securities of the U.S. Government and its instrumentalities or retain cash or cash equivalents, including repurchase agreements.

In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. The Fund does not intend to engage actively in trading for short-term profits, although it may occasionally make investments for short-term capital appreciation when such action is believed to be desirable and consistent with sound investment procedure. Generally, the Fund will make long-term rather than short-term investments. Nevertheless, it may dispose of such investments at any time it may be deemed advisable because of a subsequent change in the circumstances of a particular company or industry or in general market or economic conditions. For example, a security initially purchased for long-term growth potential may be sold at any time when it is determined that future growth may not be at an acceptable rate or that there is a risk of substantial decline in market price. The rate of portfolio turnover is not a limiting factor when changes in investments are deemed appropriate. In addition, market conditions, cash requirements for redemption and repurchase of Fund shares or other factors could affect the portfolio turnover rate.

Since many of the securities in the Fund's portfolio may be considered speculative in nature by traditional investment standards, substantially greater than average market volatility and investment risk may be involved. There can be no assurance that the Fund's shareholders will be protected from the risk of loss inherent in security ownership.

TECHNOLOGY FUND. The Technology Fund seeks growth of capital. In seeking to achieve its objective, the Fund will invest primarily in securities of companies which the investment manager expects to benefit from technological advances and improvements ("technology companies") with an emphasis on the securities of companies that the investment manager believes have potential for long-term capital growth. Receipt of income from such securities will be entirely incidental. Technology companies include those whose processes, products or services, in the judgment of the investment manager, are or may be expected to be significantly benefited by scientific developments and the application of technical advances in industry, manufacturing and commerce resulting from improving technology in such fields as, for example, aerospace, chemistry, electronics, genetic engineering, geology, information sciences (including computers and computer software), metallurgy, medicine (including pharmacology, biotechnology and biophysics) and oceanography. This investment policy permits the investment manager to seek stocks having superior growth potential in virtually any industry in which they may be found. The above objective and policies may not be changed without shareholder approval.

The investment manager currently believes that investments in smaller emerging growth technology companies may offer greater opportunities for growth of capital than investments in larger, more established technology companies. However, such investments also involve certain special risks. Smaller companies often have limited product lines, markets, or financial resources; and they may be dependent upon one or a few persons for management. The securities of such companies generally are subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Thus, investment by the Fund in smaller emerging growth technology companies may expose investors to greater than average financial and market risk. There is no assurance that the Fund's objective will be achieved.

The Fund's investment portfolio will normally consist primarily of common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Fund may also invest to a limited degree in preferred stocks and debt securities when they are believed to offer opportunities for capital growth. The Fund may also purchase and write options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. When a defensive position is deemed advisable, the Fund may, without limit, invest in high-grade senior securities and securities of the U.S. Government and its instrumentalities or retain cash or cash equivalents, such as high quality money market instruments, including repurchase agreements. The Fund's shares are intended for long-term investment.

The Fund may invest up to 10% of its total assets in entities, such as limited partnerships or trusts, that invest primarily in the securities of technology companies. The investment manager believes that the flexibility to make limited indirect investment in technology companies through entities such as limited partnerships and trusts will provide the Fund with increased opportunities for growth of capital. However, there is no assurance that such investments will be profitable. Entities that invest in the securities of technology companies normally have management fees and other costs that are in addition to those of the Fund. Such fees and costs will reduce any returns directly attributable to the underlying technology companies. The effect of these fees will be considered by the investment manager in connection with any decision to invest in such entities. Securities issued by these entities are normally privately placed, restricted and illiquid.

The Fund purchases securities for long-term investment, but it is the investment manager's belief that a sound investment program must be flexible in order to meet changing conditions, and changes in holdings will be made whenever deemed advisable.

TOTAL RETURN FUND. The Total Return Fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund will emphasize liberal current income in seeking its objective. The Fund's investments will normally consist of domestic and foreign fixed income and equity securities. Fixed income securities will include bonds and other debt securities (such as U.S. and foreign Government securities and investment grade and high yield corporate obligations) and preferred stocks, some of which may have a call on common stocks through attached warrants or a conversion privilege. The percentage of assets invested in specific categories of fixed income and equity securities will vary from time to time depending upon the judgment of management as to general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Fund may also purchase options, engage in financial futures transactions, engage in foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below.

As noted above, the Fund may invest in high yield fixed income securities which are in the lower rating categories and those which are unrated. Thus, the Fund could invest in some instruments considered by the rating services to have predominantly speculative characteristics. Investments in lower rated or non-rated securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, entail greater risk of loss of income and principal. Currently, it is anticipated that the Fund would invest less than 35% of its total assets in high yield bonds. For a discussion of lower rated and non-rated securities and related risks, see "Special Risk Factors--High Yield (High Risk) Bonds" below.

The Fund does not make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

VALUE+GROWTH FUND. The Value+Growth Fund seeks growth of capital through professional management of a portfolio of growth and value stocks. These stocks include stocks of large established companies, as well as stocks of small companies. A secondary objective is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

Growth stocks are stocks of companies whose earnings per share are expected by the investment manager to grow faster than the market average. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the investment manager believes that the potential of such stocks for above average earnings more than justifies their price. Value stocks are considered "bargain stocks" because they are perceived as undervalued, i.e., attractively priced in relation to their earnings potential (low P/E ratios). Value stocks typically have dividend yields higher than the average of the companies represented in the Standard & Poor's 500 Stock Index.

The allocation between growth and value stocks in the Fund's portfolio will be made by the investment manager's Quantitative Research Department with the help of a proprietary model that evaluates macro-economic factors such as the strength of the economy, interest rates and special factors concerning growth and value stocks. Historically, the performance of growth and value stocks has tended to be counter-cyclical, i.e., when one was in favor, the other was out of favor relative to the equity market in general. Through the allocation process, the investment manager will seek to weight the portfolio more heavily in the type of stocks that are believed to present greater return opportunities at the time. The neutral allocation between growth and value stocks would be 50%/50%. Although allocations in favor of growth or value normally would not be expected to exceed 60%, the allocation to growth or value may be up to 75% at any time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve investment results.

In managing the growth portion of the portfolio, the investment manager emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. The investment manager considers a number of quantitative and qualitative factors in considering whether to invest in a stock including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership. In managing the value portion of the portfolio, the investment manager seeks stocks it believes to be undervalued. The principal factor considered is P/E ratios. Typically stocks of both types will have a market capitalization in excess of $1 billion. In selecting among stocks with low P/E ratios, the investment manager considers other factors such as financial strength, book to market value, earnings and dividend growth rates, return on equity and earnings estimates.

Although it is anticipated that the Fund will invest primarily in common stocks of domestic companies, the Fund may also purchase convertible securities, such as bonds and preferred stocks (including warrants and rights). The Fund may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. See "Special Risk Factors--Foreign Securities" and "Additional Investment Information" below. When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements.

The Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

SPECIAL RISK FACTORS--NON-DIVERSIFIED. The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either "diversified" or "non-diversified." All the Funds, except the Aggressive Growth Fund, are diversified funds under the 1940 Act. As a non-diversified fund, the Aggressive Growth Fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, the Aggressive Growth Fund will comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. Accordingly, the Aggressive Growth Fund will not, as a fundamental policy: (i) purchase more than 10% of any class of voting securities of any issuer; (ii) with respect to 50% of its total assets, purchase securities of any issuer (other than U.S. Government Securities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer; and (iii) invest more than 25% of its total assets in a single issuer (other than U.S. Government Securities). The Aggressive Growth Fund does not currently expect that it would invest more than 10% of its total assets in a single issuer (other than U.S. Government Securities).

SPECIAL RISK FACTORS--FOREIGN SECURITIES. The Funds invest primarily in securities that are publicly traded in the United States; but, they have discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. The Funds currently limit investment in foreign securities not publicly traded in the United States to 25% of their total assets. The Funds may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States and are not subject to the preceding limitation. In connection with their foreign securities investments, the Funds may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. Additional information concerning foreign securities and related techniques is contained under "Additional Investment Information" below and "Investment Policies and Techniques" in the Statement of Additional Information.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

EMERGING MARKETS. While each Fund's investments in foreign securities will be principally in developed countries, a Fund may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from a Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. A Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

FIXED INCOME. Since most foreign fixed income securities are not rated, a Fund (principally the Total Return Fund) will invest in foreign fixed income securities based on the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund's investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which a Fund will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to other debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. A significant portion of the sovereign debt in which a Fund may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

PRIVATIZED ENTERPRISES. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatization will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

DEPOSITORY RECEIPTS. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. The Funds may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

SPECIAL RISK FACTORS--HIGH YIELD (HIGH RISK) BONDS. As stated above, the Total Return Fund may invest a portion of its assets in fixed income securities that are in the lower rating categories (below the fourth category) of recognized rating agencies or are non-rated. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Lower rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer. The Fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these assets. Additional information concerning high yield securities appears under "Investment Policies and Techniques--Other Considerations--High Yield (High Risk) Bonds" and "Appendix--Ratings of Fixed Income Investments" in the Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION. The portfolio turnover rates for the Funds are listed under "Financial Highlights." Higher portfolio turnover involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover (100% or more) may result in the realization of greater net short-term capital gains. See "Dividends and Taxes" in the Statement of Additional Information.

The Aggressive Growth and Blue Chip Funds each may not borrow money except as a temporary measure for extraordinary or emergency purposes and not for leverage purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities or other assets. (If, for any reason, the current value of a Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary.) The Blue Chip Fund may pledge up to 15% of its total assets to secure any such borrowings. The Growth, Quantitative, Small Cap, Technology, Total Return and Value+Growth Funds each may not borrow money except for temporary or emergency purposes (but not for the purchase of investments) and then only in an amount not to exceed 5% of its net assets, and may not pledge their assets in an amount exceeding the amount of the borrowings secured by such pledge. The Aggressive Growth Fund may not pledge its assets except to secure permitted borrowings.

A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities. If a Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of the Fund to make payment within seven days of the date its shares are tendered for redemption. SEC guidelines provide that the usual limit on aggregate holdings by an open-end investment company of illiquid assets is 15% of its net assets. See "Investment Policies and Techniques--Over-the-Counter Options" in the Statement of Additional Information for a description of the extent to which over-the-counter traded options are in effect considered as illiquid for purposes of the limit on illiquid securities for the Funds. Each Fund may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers, such as the Funds. Such securities may be illiquid and subject to the Fund's limitation on illiquid securities. A "Rule 144A" security may be treated as liquid, however, if so determined pursuant to procedures adopted by the Board of Trustees. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities.

Each Fund has adopted certain fundamental investment restrictions, which are presented in the Statement of Additional Information and which, together with the investment objective and policies of a Fund (other than policies that are not fundamental), cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of a Fund. Policies of the Aggressive Growth, Blue Chip, Quantitative and Value+Growth Funds that are neither designated as fundamental nor incorporated into any of the fundamental investment restrictions referred to in the first sentence of this paragraph are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval.

OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. The Funds may each deal in options on securities, securities indexes and foreign currencies, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Aggressive Growth, Quantitative and Technology Funds may write
(sell) covered call and secured put options on up to 25% of net assets and each Fund may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security or other asset at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or other asset at the exercise price during or at the end of the option period. The writer of a covered call owns securities or other assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible securities or other assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium received. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying security or other asset at a disadvantageous price.

Over-the-counter traded options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options (for the Aggressive Growth, Quantitative and Technology Funds) the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities or other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

Each Fund may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A Fund will "cover" futures contracts sold by the Fund and maintain in a segregated account certain liquid assets in connection with futures contracts purchased by the Fund as described under "Investment Policies and Techniques" in the Statement of Additional Information. In connection with their foreign securities investments, the Funds may also engage in foreign currency financial futures transactions. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Fund and futures contracts subject to outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

The Funds may engage in financial futures transactions and may use index options as an attempt to hedge against market risks. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of a securities index. Conversely, where the near-term view is bullish, but the Fund is believed to be well positioned for the longer term with a high cash position, the Fund can hedge against market increases by entering into futures contracts to buy securities or the cash value of a securities index. In either case, the use of futures contracts would tend to reduce portfolio turnover and facilitate the Fund's pursuit of its investment objective.

Futures contracts entail risks. If the investment manager's judgment about the general direction of interest rates, markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio assets. The costs incurred in connection with futures transactions could reduce a Fund's return.

Index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case a Fund would lose the premium paid therefor.

A Fund may engage in futures transactions only on commodities exchanges or boards of trade. A Fund will not engage in transactions in index options, financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Fund owns or intends to purchase.

FOREIGN CURRENCY TRANSACTIONS. The Funds may invest a portion of their assets in securities denominated in foreign currencies. The Funds may engage in foreign currency transactions in connection with their investments in foreign securities but will not speculate in foreign currency exchange.

The value of the foreign securities investments of a Fund measured in U.S. Dollars (including ADRs) may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. Dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

A Fund will not speculate in foreign currency exchange. A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Funds do not intend to enter into such forward contracts if they would have more than 15% of the value of their total assets committed to forward contracts for the purchase of a foreign currency. A Fund segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Fund generally does not enter into a forward contract with a term longer than one year.

DERIVATIVES. In addition to options, financial futures and foreign currency transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

SPECIAL RISK FACTORS--OPTIONS, FUTURES, FOREIGN CURRENCIES AND OTHER DERIVATIVES. The Statement of Additional Information contains further information about the characteristics, risks and possible benefits of options, futures, foreign currency and other derivative transactions. See "Investment Policies and Techniques" in the Statement of Additional Information. The principal risks are: (a) possible imperfect correlation between movements in the prices of options, currencies, futures contracts or other derivatives and movements in the prices of the securities or currencies hedged, used for cover or that the derivative intended to replicate; (b) lack of assurance that a liquid secondary market will exist for any particular option, futures, foreign currency or other derivatives contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment manager; and (e) the possible non-performance of the counter-party to the derivative contract.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Funds may lend securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or U.S. Government securities) equal to no less than the market value, determined daily, of the securities loaned. The Funds will receive amounts equal to dividends or interest on the securities loaned. The Funds will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the investment manager to be of good standing, and when the investment manager believes the potential earnings justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Fund's total assets.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. Scudder Kemper is one of the largest investment managers in the country with more than $200 billion under management and has been engaged in the management of investment funds for more than seventy years. Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management, owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

Responsibility for overall management of each Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreements provide that Scudder Kemper shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities.

Tracy McCormick Chester has been the portfolio manager of the Blue Chip Fund since September, 1994 when she joined Scudder Kemper. She is a vice president of the Blue Chip Fund and senior vice president of Scudder Kemper. Prior to coming to Scudder Kemper, from August 1992 to September 1994, she was a senior vice president and portfolio manager of an investment management company; and prior thereto, she managed private accounts. She received a B.A. and an M.B.A. in Finance from Michigan State University, East Lansing, Michigan.

Steven H. Reynolds has been the portfolio manager of the Kemper Growth Fund since February 1997. He joined Scudder Kemper in September 1995 and is currently executive vice president of Scudder Kemper. From 1991 to September 1995, he was a senior vice president and equity portfolio manager of an unaffiliated investment advisory firm. Mr. Reynolds received a B.A. degree from Johns Hopkins University, Baltimore, Maryland and an M.B.A. in finance from the University of Virginia, Charlottesville, Virginia.

Kurt R. Stalzer has been the portfolio manager of Kemper Small Capitalization Equity Fund since he joined Scudder Kemper in January 1997 and the portfolio manager of the Kemper Aggressive Growth Fund since February 1997. He is a senior vice president at Scudder Kemper. From 1992 to 1996, Mr. Stalzer was a senior portfolio manager for an unaffiliated investment management company. Mr. Stalzer received a B.B.A. in finance and accounting from the University of Michigan.

Gary A. Langbaum has been the portfolio manager of the Total Return Fund since February, 1995. He is assisted by investment personnel who specialize in certain areas. Mr. Langbaum joined Scudder Kemper in 1988 and is an executive vice president of Scudder Kemper. He received a B.A. in Finance from the University of Maryland, College Park, Maryland.

Daniel J. Bukowski has been the portfolio manager of the Quantitative Fund since it commenced operations in February, 1996 and has been a portfolio manager or co-manager of the Value+Growth Fund since October, 1995. Mr. Bukowski joined Scudder Kemper in 1989 and is a senior vice president and Director of Quantitative Research of Scudder Kemper and a vice president of the Quantitative Fund and the Value+Growth Fund. Mr. Bukowski received a B.A. in Statistics and an M.B.A. in Finance from the University of Chicago, Chicago, Illinois.

William M. Knapp has been a co-manager of the Value+Growth Fund since December, 1996. Mr. Knapp joined Scudder Kemper in 1992 and is a first vice president of Scudder Kemper. Immediately prior to joining Scudder Kemper, he served as an officer with an unaffiliated investment management firm from September, 1988.

The Technology Fund is managed by a team of investment professionals who each play an important role in the Technology Fund's management process. The team is comprised of the following members: Tracy McCormick Chester, Richard A. Goers, Gary A. Langbaum and Steven H. Reynolds. Mr. Goers joined Scudder Kemper in January, 1971 and is currently a senior technology analyst. He received a B.S. in Industrial (Business) Administration from Iowa State University, Ames, Iowa and an M.B.A. in Finance from Northwestern University, Chicago, Illinois. Mr. Goers is a Chartered Financial Analyst. Information concerning the other members of the team appears above.

The Funds (other than the Aggressive Growth Fund and the Small Cap Fund) pay Scudder Kemper investment management fees, payable monthly, at 1/12 of the annual rates shown below. The Aggressive Growth Fund and the Small Cap Fund each pay a base annual management fee, payable monthly, at the annual rate of .65% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund compared with the performance of the Standard & Poor's 500 Stock Index as described in the Statement of Additional Information. After the effect of the adjustment, the management fee rate for the Aggressive Growth Fund may range between .45% and .85% and the management fee rate for the Small Cap Fund may range between .35% and
 .95%.

                                               BLUE CHIP,
                                                 GROWTH,
                                              QUANTITATIVE,
                                               TECHNOLOGY
                                                AND TOTAL
                                                 RETURN             VALUE+
         AVERAGE DAILY NET ASSETS                 FUNDS           GROWTH FUND
         ------------------------             -------------       -----------
$0 - $250 million.........................         .58%               .72%
$250 million - $1 billion.................         .55                .69
$1 billion - $2.5 billion.................         .53                .66
$2.5 billion - $5 billion.................         .51                .64
$5 billion - $7.5 billion.................         .48                .60
$7.5 billion - $10 billion................         .46                .58
$10 billion - $12.5 billion...............         .44                .56
Over $12.5 billion........................         .42                .54

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, an affiliate of Scudder Kemper, is the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and each Fund bears the expense of registering its shares with the Securities and Exchange Commission. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services.

Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares.

Class B Shares. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of .75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of
 .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charges--Class C Shares".

Rule 12b-1 Plan. Since each distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The table below shows amounts paid in connection with each Fund's Rule 12b-1 Plan during its 1997 fiscal year.

                                                   DISTRIBUTION FEES PAID     CONTINGENT DEFERRED
                        DISTRIBUTION EXPENSES            BY FUND TO           SALES CHARGES PAID
                       INCURRED BY UNDERWRITER           UNDERWRITER            TO UNDERWRITER
                       ------------------------    -----------------------    -------------------
        FUND             CLASS B       CLASS C       CLASS B      CLASS C      CLASS B    CLASS C
        ----             -------       -------       -------      -------      -------    -------
Aggressive Growth*...   $  143,000      45,000         13,000       6,000        11,000    5,000
Blue Chip............   $2,952,000     182,000        659,000      49,000       128,000    3,000
Growth...............   $5,466,000     324,000      6,426,000     110,000     1,183,000    1,000
Quantitative.........   $   79,000      13,000         13,000       8,000             0        0
Small Cap............   $2,632,000     168,000      1,930,000      62,000       417,000    2,000
Technology...........   $2,259,000     179,000        698,000      51,000       179,000    3,000
Total Return.........   $5,950,000     293,000      8,705,000     109,000     1,382,000    2,000
Value+
  Growth.............   $1,044,000      57,000        195,000(a)    8,000(a)     28,000    1,000

---------------

 *  For the period December 31, 1996 to September 30, 1997.

(a) Amounts shown are after expense waiver.

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

ADMINISTRATIVE SERVICES. KDI also provides information and administrative services for shareholders of each Fund pursuant to administrative services agreements ("administrative agreements"). KDI may enter into related arrangements with various broker-dealer firms and other service or administrative ("firms"), that provide services and facilities for their customers or clients who are investors of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding each Fund and its special features, and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreements, each Fund pays KDI a fee, payable monthly, at the annual rate of up to .25% of average daily net assets of Class A, B and C shares of such Fund. KDI then pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of net assets of Class A, B and C shares maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of KDI.

CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based upon assets in the Fund accounts maintained and serviced by the firm commencing in the month following the month of purchase and the fee continues until terminated by KDI or the Fund. The fees are calculated monthly and normally paid quarterly.

CLASS B AND CLASS C SHARES. KDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for each Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm provides administrative services as well as, with respect to Class A shares, the date when shares representing such assets were purchased. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Funds.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside the United States. IFTC also is the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Funds and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. For a description of transfer agent and shareholder service agent fees payable to IFTC and the Shareholder Service Agent, see "Investment Manager and Underwriter" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. Scudder Kemper places all orders for purchases and sales of a Fund's securities. Subject to seeking the most favorable net results, they may consider sales of shares of a Fund and other funds managed by Scudder Kemper or its affiliates as a factor in selecting broker-dealers. See "Portfolio Transactions" in the Statement of Additional Information.

DIVIDENDS AND TAXES

DIVIDENDS. Each Fund normally distributes dividends of net investment income as follows: annually for the Aggressive Growth, Growth, Quantitative, Small Cap, Technology and Value+Growth Funds; semi-annually for the Blue Chip Fund; and quarterly for the Total Return Fund. Each Fund distributes any net realized short-term and long-term capital gains at least annually. The quarterly distribution to shareholders of the Total Return Fund may include short-term capital gains.

Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 18 months and at a maximum rate of 28% on gains realized by a Fund from securities held more than 12 months but not more than 18 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by the Funds may qualify for the dividends received deduction available to corporate shareholders.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over". The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts
(IRAs) or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA.

Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes, including, when appropriate, information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

NET ASSET VALUE

The net asset value per share of a Fund is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by Class B and Class C shares. Portfolio securities that are primarily traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked priced is used. Exchange traded fixed income options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon current prices provided by market makers. Financial fu-tures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value of a Fund investing in foreign securities does not necessarily take place contemporaneously with the determination of the prices of a Fund's foreign securities, which may be made prior to the determination of net asset value. For purposes of determining the Fund's net asset value of a Fund investing in foreign securities, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of such currencies against U.S. Dollars as last quoted by a recognized dealer. If an event were to occur, after the value of a security was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued using fair value determinations by the Board of Trustees or its delegates. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange.

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                        ANNUAL
                                      12B-1 FEES
                                      (AS A % OF
                                     AVERAGE DAILY
                 SALES CHARGE         NET ASSETS)        OTHER INFORMATION
                 ------------        -------------       -----------------
Class A    Maximum initial sales       None           Initial sales charge
           charge of 5.75% of the                     waived or reduced for
           public offering price                      certain purchases
Class B    Maximum contingent          0.75%          Shares convert to Class
           deferred sales charge of                   A shares six years after
           4% of redemption                           issuance
           proceeds; declines to
           zero after six years
Class C    Contingent deferred         0.75%          No conversion feature
           sales charge of 1% of
           redemption proceeds for
           redemptions made during
           first year after
           purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                              SALES CHARGE
                                        --------------------------------------------------------
                                                                                    ALLOWED TO
                                                                                   DEALERS AS A
                                         AS A PERCENTAGE      AS A PERCENTAGE     PERCENTAGE OF
                                        OF OFFERING PRICE   OF NET ASSET VALUE*   OFFERING PRICE
        AMOUNT OF PURCHASE              -----------------   -------------------   --------------
        ------------------
Less than $50,000.................             5.75%               6.10%               5.20%
$50,000 but less than $100,000....             4.50                4.71                4.00
$100,000 but less than $250,000...             3.50                3.63                3.00
$250,000 but less than $500,000...             2.60                2.67                2.25
$500,000 but less than $1
  million.........................             2.00                2.04                1.75
$1 million and over...............              .00**               .00**               ***

---------------
  * Rounded to the nearest one-hundredth percent.
 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
*** Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which Scudder Kemper or an affiliate does not serve as investment manager ("non-Kemper Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased. The redemption of the shares of the non-Kemper Fund is, for Federal income tax purposes, a sale upon which a gain or loss may be realized.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Effective on February 1, 1996, Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferrable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed

Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Fund, Inc. ("KVF") on September 8, 1995, and have continuously owned shares of KVF (or a Kemper Fund acquired by exchange of KVF shares) since that date, for themselves or members of their families; and (d) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. Class B shareholders of the Funds who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios ("KIP"), hold them subject to the same conversion period schedule as that of their KIP Portfolio. Class B shares representing Initial Shares of a former KIP Portfolio will automatically convert to Class A shares of the applicable Fund six years after issuance of the Initial Shares for shares issued on or after February 1, 1991 and seven years after issuance of the Initial Shares for shares issued before February 1, 1991. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSvC,
(iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Non cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Express-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, effective January 1998, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The SHAREHOLDER WILL BEAR THE RISK OF LOSS, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.

CONTINGENT DEFERRED SALES CHARGE--LARGE ORDER NAV PURCHASE PRIVILEGE. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                               CONTINGENT
                                                DEFERRED
                                                 SALES
     YEAR OF REDEMPTION AFTER PURCHASE           CHARGE
     ---------------------------------         ----------
First......................................        4%
Second.....................................        3%
Third......................................        3%
Fourth.....................................        2%
Fifth......................................        2%
Sixth......................................        1%

Class B shareholders who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios, hold them subject to the same CDSC schedule that applied when those shares were purchased, as follows:

                                     CONTINGENT DEFERRED SALES CHARGE
       YEAR OF         -------------------------------------------------------------
     REDEMPTION                                        SHARES PURCHASED ON OR AFTER
        AFTER          SHARES PURCHASED ON OR AFTER     FEBRUARY 1, 1991 AND BEFORE
      PURCHASE                 MARCH 1, 1993                   MARCH 1, 1993
     ----------        -----------------------------   -----------------------------
First................               4%                              3%
Second...............               3%                              3%
Third................               3%                              2%
Fourth...............               2%                              2%
Fifth................               2%                              1%
Sixth................               1%                              1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy
participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund),
(c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in shares of a Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES

CLASS A SHARES--COMBINED PURCHASES. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value+Growth Fund, Kemper Value Fund, Inc., Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund and Kemper Global/International Series, Inc. ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention:
Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

- Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers

  ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

- 403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

- Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PERFORMANCE

The Funds may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Funds.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 1000(R) Index, the Russell 1000(R) Growth Index, the Wilshire Large Company Growth Index, the Wilshire 750 Mid Cap Company Growth Index, the Standard & Poor's/Barra Value Index, Standard & Poor's/Barra Growth Index and the Russell 1000(R) Value Index. The performance of a Fund such as the Total Return Fund may also be compared to the combined performance of two indexes, such as a 60%/40% combination of the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index or for the Value+Growth Fund to a 50%/50% combination of the Russell 1000(R) Growth Index and the Russell 1000(R) Value Index. The performance of a Fund may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National IndexTM or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. The relative performance of growth stocks versus value stocks may also be discussed.

Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

Each Fund's returns and net asset value will fluctuate. Shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Fund's performance appears in the Statement of Additional Information. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the Fund.

CAPITAL STRUCTURE

The Funds are open-end management investment companies, organized as separate business trusts under the laws of Massachusetts. The Aggressive Growth Fund was organized as a business trust under the laws of Massachusetts on October 3, 1996. The Blue Chip Fund was organized as a business trust under the laws of Massachusetts on May 28, 1987. The Growth Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Growth Fund, Inc., a Maryland corporation organized in 1965. The Quantitative Fund was organized as a business trust under the laws of Massachusetts on June 12, 1995. The Small Cap Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Summit Fund, Inc., a Maryland corporation organized in 1968. Prior to February 1, 1992, the Small Cap Fund was known as "Kemper Summit Fund." The Technology Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 as Technology Fund and changed its name to Kemper Technology Fund effective February 1, 1988. Effective January 31, 1986, Technology Fund pursuant to a reorganization succeeded to the assets and liabilities of Technology Fund, Inc., a Maryland corporation originally organized as a Delaware corporation in 1948. Technology Fund was known as Television Fund, Inc. until 1950 and as Television-Electronics Fund, Inc. until 1968. The Total Return Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985 and, effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Total Return Fund, Inc., a Maryland corporation organized in 1963. The Total Return Fund was known as Balanced Income Fund, Inc. until 1972 and as Supervised Investors Income Fund, Inc. until 1977. The Value+Growth Fund was organized as a business trust under the laws of Massachusetts on June 14, 1995 under the name Kemper Value Plus Growth Fund and does business as Kemper Value+Growth Fund.

The Technology Fund and the Quantitative Fund each may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company will be managed by Scudder Kemper in substantially the same manner as the corresponding Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.

Each Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. Currently, each Fund offers four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, which may affect performance, and that are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Scudder Kemper and its affiliates; and (b) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. The Board of Trustees of a Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Funds may offer multiple Portfolios, each is known as a "series company." Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Fund's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of each Fund, shareholders may remove trustees. If shares of more than one Portfolio for any Fund are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required, under the 1940 Act, such as for the election of trustees or when voting by class is appropriate.

Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, Illinois 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048

[KEMPER FUNDS LOGO]

KEF-1 (12/96) KDI 801162







                          FEBRUARY 1, 1998


PROSPECTUS
KEMPER EQUITY FUNDS/GROWTH STYLE

    KEMPER AGGRESSIVE GROWTH FUND

    KEMPER BLUE CHIP FUND

    KEMPER GROWTH FUND

    KEMPER QUANTITATIVE EQUITY FUND

    KEMPER SMALL CAPITALIZATION EQUITY FUND

    KEMPER TECHNOLOGY FUND

    KEMPER TOTAL RETURN FUND

    KEMPER VALUE+GROWTH FUND

    [KEMPER FUNDS LOGO]
    Long-term investing in a short-term world(SM)

                             KEMPER BLUE CHIP FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
                        KEMPER QUANTITATIVE EQUITY FUND

                           DATED:             , 1998

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides information about the Kemper Blue Chip Fund (the "Blue Chip Fund" or a "Fund"), an open-end management investment company organized as a Massachusetts business trust (a "Trust"), in addition to information contained in the Prospectus of the Blue Chip Fund, dated
            , 1998, which also serves as the Proxy Statement of the Kemper Quantitative Equity Fund (the "Quantitative Equity Fund" or a "Fund"), an open-end investment company organized as a Massachusetts business trust (also a "Trust"), in connection with the issuance of Class A, B, C and I shares of the Blue Chip Fund to shareholders of the Quantitative Equity Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the Funds located at 222 South Riverside Plaza, Chicago, Illinois 60606 (telephone No. (800) 621-1048 or (800) 414-7447).

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
Proposed Reorganization of the Quantitative Equity Fund.....          S-1
Additional Information About the Blue Chip Fund.............          S-1
Additional Information About the Quantitative Equity Fund...          S-2
Financial Statements........................................          S-2
Agreement and Plan of Reorganization........................    Exhibit A
Statement of Additional Information for the Blue Chip Fund
  and the Quantitative Equity Fund..........................    Exhibit B
Financial Statements for the Blue Chip Fund.................    Exhibit C
Financial Statements for the Quantitative Equity Fund.......    Exhibit D

The Funds will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE QUANTITATIVE EQUITY FUND

The shareholders of the Quantitative Equity Fund are being asked to approve an Agreement and Plan of Reorganization by and between the Blue Chip Fund and the Quantitative Equity Fund (the "Agreement") pursuant to which the Quantitative Equity Fund would (i) transfer all of its assets to the Blue Chip Fund in exchange for Class A, B, C and I shares of beneficial interest of the Blue Chip Fund and the Blue Chip Fund's assumption of the liabilities of the Quantitative Equity Fund, (ii) distribute such shares of the Blue Chip Fund to the holders of shares of the Quantitative Equity Fund and (iii) be liquidated, dissolved and terminated in accordance with the Trust's Declaration of Trust. A copy of the Agreement is attached hereto as Exhibit A.

ADDITIONAL INFORMATION ABOUT THE BLUE CHIP FUND

Incorporated herein by reference in its entirety is the Statement of Additional Information of the Blue Chip Fund, dated January 27, 1998, attached as Exhibit B to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE QUANTITATIVE EQUITY FUND

Incorporated herein by reference in its entirety is the Statement of Additional Information of the Quantitative Equity Fund, dated January 27, 1998, attached as Exhibit B to this Statement of Additional Information.

FINANCIAL STATEMENTS

Incorporated herein by reference in their entireties are (i) for the Blue Chip Fund, the unaudited financial statements for the six months ended April 30, 1998 and the audited financial statements for the fiscal year ended October 31, 1997, attached as Exhibit C hereto; and (ii) for the Quantitative Equity Fund, the unaudited financial statements for the six months ended May 31, 1998 and the audited financial statements for the fiscal year ended November 30, 1997, attached as Exhibit D hereto.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


This Agreement and Plan of Reorganization (the "Agreement") is made as of September 18, 1998, by and between the Kemper Blue Chip Fund (the "Acquiring Fund") an open-end management investment company organized as a business trust formed under the laws of the Commonwealth of Massachusetts, and the Kemper Quantitative Equity Fund (the "Acquired Fund"), an open-end management investment company organized as a business trust formed under the laws of the Commonwealth of Massachusetts.


                                  WITNESSETH:

WHEREAS, the Board of Trustees of the Acquiring Fund and the Acquired Fund have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Fund is in the best interests of the shareholders of each respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.

a. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Acquired Fund (including accrued interest to the Closing Date), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").


b. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that on the Closing Date, defined in Section 2 hereof, the Acquiring Fund will (i) deliver to the Acquired Fund, a number of full and fractional Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund having an aggregate net asset value in an amount equal to the aggregate value of the Assets net of any liabilities of the Acquired Fund described in
   Section 3e hereof (the "Liabilities") determined pursuant to Section 3a of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Acquired Fund's Liabilities. The calculation of full and fractional Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. The Acquiring Fund Shares shall consist of a number of full and fractional Class A, Class B, Class C and Class I shares of the Acquiring Fund that will permit the Acquired Fund to make the distribution described below. On the Closing Date, the Acquiring Fund shall deliver to the Acquired Fund the Acquiring Fund Shares in the amount determined pursuant to this Section 1b and the Acquired Fund thereafter shall, in order to effect the distribution of such shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund and in exchange for the shareholders' shares of the Acquired Fund, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Acquired Fund on a class by class basis in accordance with their holdings of Class A, Class B, Class C or Class I shares of the Acquired Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct. All Acquiring Fund Shares delivered to the Acquired Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed.

2. CLOSING OF THE TRANSACTION.


CLOSING DATE. The closing shall be February 5, 1999 or such other date as the parties may mutually agree (the "Closing Date").


3. PROCEDURE FOR REORGANIZATION.

a. VALUATION. The value of the Assets and Liabilities of the Acquired Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Acquired Fund.

b. DELIVERY OF FUND ASSETS. The Assets shall be delivered to Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian for the Acquiring Fund (the "Custodian") in the case of Assets maintained in the United States and to Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, in the case of Assets maintained outside of the United States, for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps.


c. FAILURE TO DELIVER SECURITIES. If the Acquired Fund is unable to make delivery pursuant to Section 3b hereof to the Custodian of any of the Acquired Fund's securities for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then, in lieu of such delivery, the Acquired Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.


d. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Acquired Fund in the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders after delivery of the Acquiring Fund Shares to the Acquired Fund, will establish pursuant to the request of the Acquired Fund an open account with the Acquiring Fund for each shareholder of the Acquired Fund and, upon request by the Acquired Fund, shall transfer to such account the exact number of full and fractional Class A, Class B, Class C and Class I shares of the Acquiring Fund then held by the Acquired Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares. Upon liquidation or dissolution of the Acquired Fund, certificates representing shares of beneficial interest stock of the Acquired Fund shall become null and void.

e. LIABILITIES. The Liabilities shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

f. EXPENSES. The expenses associated with the transactions contemplated herein will be borne by Scudder Kemper Investments, Inc., investment manager for the Funds.

g. LIQUIDATION AND DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Board of Trustees of the Acquired Fund shall take all necessary and proper action to completely liquidate and terminate the Acquired Fund in accordance with Massachusetts law and the Acquired Fund's Declaration of Trust. Immediately after the Closing Date, the stock transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. ACQUIRED FUND'S REPRESENTATIONS AND WARRANTIES.

The Acquired Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

a. ORGANIZATION. The Acquired Fund is a business trust duly formed, existing and in good standing under the laws of the Commonwealth of Massachusetts and is duly authorized to transact business in the Commonwealth of Massachusetts. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

b. REGISTRATION. The Acquired Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company and such registration has not been revoked or rescinded. The Acquired Fund is a diversified fund. The Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquired Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.


c. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund audited as of and for the fiscal year ended November 30, 1998, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Acquired Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.



d. FINANCIAL STATEMENTS. The Acquired Fund shall furnish to the Acquiring Fund an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquired Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquired Fund as complying with the requirements hereof.



e. CONTINGENT LIABILITIES. There are no contingent Liabilities of the Acquired Fund not disclosed in the financial statements delivered pursuant to Sections 4c and 4d which would materially affect the Acquired Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquired Fund which would, if adversely determined, materially affect the Acquired Fund's financial condition. All Liabilities were incurred by the Acquired Fund in the ordinary course of its business.


f. MATERIAL AGREEMENTS. The Acquired Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquired Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the Acquired Fund to which the Acquired Fund is a party.

g. TAX RETURNS. At the date hereof, all federal and other material tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

h. CORPORATE AUTHORITY. The Acquired Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this

   Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquired Fund's Board of Trustees, and except for obtaining approval of the holders of the shares of the Acquired Fund, no other corporate acts or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquired Fund and constitutes the legal, valid and binding obligation of Acquired Fund enforceable in accordance with its terms.

i. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate any provision of the Acquired Fund's Declaration of Trust, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquired Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquired Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquired Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement.

j. TITLE. The Acquired Fund has good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever other than a lien for taxes not yet due and payable, and full right, power and authority to sell assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and dear of all liens, mortgage encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.


k. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform as it relates to the Acquired Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4k apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Acquired Fund by the Acquiring Fund.



l. TAX QUALIFICATION. The Acquired Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending on or prior to the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years ending on or prior to the Closing Date.


m. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

5. THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES.

The Acquiring Fund hereby represents and warrants to the Acquired Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquired Fund that:

a. ORGANIZATION. The Acquiring Fund is a business trust duly formed, existing and in good standing under the laws of the Commonwealth of Massachusetts and is duly authorized to transact business in the Commonwealth of Massachusetts. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

b. REGISTRATION. The Acquiring Fund is registered under the 1940 Act as an open-end management company and such registration has not been revoked or rescinded. The Acquiring Fund is a diversified fund. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive dissenters rights.


c. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the fiscal year ended October 31, 1998, true and complete copies of which have been heretofore furnished to the Acquired Fund fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.



d. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Acquired Fund an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.



e. CONTINGENT LIABILITIES. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5c and 5d which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.


f. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

g. TAX RETURNS. At the date hereof, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

h. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund's Board of Trustees, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms.

i. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) violate any provision of the Acquiring Fund's Declaration of Trust, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

j. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

k. SHARES OF THE ACQUIRING FUND: AUTHORIZATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Acquiring Fund and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Acquired Fund.

l. SHARES OF THE ACQUIRING FUND: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

m. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund.


n. TAX QUALIFICATION. The Acquiring Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date.


6. COVENANTS.

During the period from the date of this Agreement and continuing until the Closing Date the Acquired Fund and Acquiring Fund (except as expressly contemplated or permitted by this Agreement) agree as follows:

a. OTHER ACTIONS. The Acquired Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

b. GOVERNMENT FILINGS; CONSENTS. The Acquired Fund and Acquiring Fund shall file all reports required to be filed by the Acquired Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the Commonwealth of Massachusetts.

c. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY
   STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Acquired Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Acquired Fund shall promptly prepare and provide the Prospectus/ Proxy Statement to the Acquiring Fund and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Acquired Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Acquired Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Acquired Fund and such affiliates without the prior written consent of the Acquired Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Acquired Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Acquired Fund shall furnish all information concerning the Acquired Fund and the holders of the Acquired Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

d. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Acquired Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other documents (each, a "Document", collectively, the "Documents") filed or received by it during such period pursuant to the requirements of federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Acquired Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

e. SHAREHOLDERS MEETING. The Acquired Fund shall call a meeting of the Acquired Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Acquired Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Acquired Fund shareholders' approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

f. COORDINATION OF PORTFOLIOS. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.


g. DISTRIBUTION OF THE SHARES. On the Closing Date, the Acquired Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Acquired Fund's shareholders and such that the Acquired Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Acquired Fund covenants further that, pursuant to Section 3g, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

   The Acquired Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

h. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Acquired Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

i. ADDITIONAL AGREEMENTS. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the appropriate party or parties to this Agreement shall take all such necessary action.

j. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Acquired Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.


k. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder, Price, Kaufman & Kammholz, counsel to both Funds, to render the tax opinion contemplated herein.


l. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquired Fund, of the following conditions:

a. ACQUIRED FUND SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest in the Acquired Fund.

b. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Acquired Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

c. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

d. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

e. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

f. TAX OPINION. The Acquired Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.

g. OPINION OF COUNSEL. The Acquired Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that (i) the Acquiring Fund is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust"; (ii) the Acquiring Fund is registered as an open-end management company under the 1940 Act, (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity at law); (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Acquiring Fund as being applicable to the Acquiring Fund, (v) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Acquiring Fund or might have a material adverse effect on the value of any assets of the Acquiring Fund; (vi) the Acquiring Fund Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, be validly issued, fully paid and nonassessable; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to the best of its knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquired Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Acquired Fund, without loss to the Acquired Fund of any material benefit under the Agreement and without any material adverse effect on the Acquired Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the good standing of the Acquiring Fund and on the opinion of Ropes & Gray as to matters of Massachusetts law.

h. OFFICER CERTIFICATES. The Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the Acquired Fund and that (ii) from the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

8. CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

a. ACQUIRED FUND SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest of the Acquired Fund.

b. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquired Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund satisfactory in form and substance to the Acquiring Fund so stating. The Acquired Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

c. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

d. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

e. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.


f. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.


g. OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Acquired Fund is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust" (ii) the Acquired Fund is registered as an open-end management company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Acquired Fund and this Agreement has been duly executed and delivered by the Acquired Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquired Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law); (iv) neither the execution or delivery by the Acquired Fund Trust of this Agreement nor the consummation by the Acquired Fund of the transactions contemplated thereby contravene the Acquired Fund's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Acquired Fund as being applicable to the Acquired Fund; (v) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquired Fund attached thereto, there is no pending, or threatened litigation involving the Acquired Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquired Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained), except for the filing of an amendment to the Acquired Fund's Declaration of Trust in connection with the termination of the Acquired Fund. Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquired Fund in connection with the opinion. In addition, although counsel need not specifically consider the possible applicability to the Acquired Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquired Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinion set forth above, counsel may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statutes of government officers with respect to the good standing of the Acquired Fund and on the opinion of Ropes & Gray as to matters of Massachusetts law.


h. SHAREHOLDER LIST. The Acquired Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Acquired Fund, as reported by the Acquired Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Acquired Fund, taxpayer identification numbers, Form W-9 and last known address.


i. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders and that
   (ii) from the date of this Agreement through the Closing Date, there shall not have been:

     i. any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

     ii. issued any option to purchase or other right to acquire shares of the Acquired Fund granted by the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Acquired Fund;

     iii. any entering into, amendment or termination of any contract or agreement by Acquired Fund, except as otherwise contemplated by this Agreement;

     iv. any indebtedness incurred, other than in the ordinary course of business, by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund;

     v.   any amendment of the Acquired Fund's Declaration of Trust; or

     vi. any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

9. AMENDMENT, WAIVER AND TERMINATION.

a. The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the Acquired Fund; provided, however, that after receipt of Acquired Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Acquired Fund's shareholder approval thereof.

b. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

c. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

     i. by the mutual consents of the Board of the Acquiring Fund and the Acquired Fund;

     ii. by the Acquired Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof;

     iii. by the Acquiring Fund, if the Acquired Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof;


     iv. by either the Acquired Fund or Acquiring Fund, if the Closing has not occurred on or prior to March 31, 1999 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date).


10. REMEDIES.


In the event of termination of this Agreement by either or both of the Acquired Fund and Acquiring Fund pursuant to Section 9c, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto. However, this Section 10 shall not limit the remedies available for a breach of this Agreement prior to its termination.


11. SURVIVAL.

The provisions set forth in Sections 10 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto shall not survive the Closing Date.

12. NOTICES.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Kemper Quantitative Equity Fund, 222 South Riverside Drive, Chicago, Illinois 60606,
Attention: Secretary, with a copy to Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, or at such other address and to the attention of such other person as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Kemper Blue Chip Fund, 222 South Riverside Drive, Chicago, Illinois, 60606, Attention: Secretary, with a copy to Vedder, Price, Kaufman & Kammholz, 222 North

LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

13. SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

14. BOOKS AND RECORDS.

The Acquired Fund and the Acquiring Fund agree that copies of the books and records of the Acquired Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Acquired Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Acquired Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the last three tax years ending,
               ,                and                ; namely, general ledger,
journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

15. GENERAL.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquired Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

16. LIMITATION OF LIABILITY.

Consistent with the Acquiring Fund's and the Acquired Fund's Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of each Trust as Trustee and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Fund or Acquired Fund individually but binding only upon the assets and property of the Acquiring Fund or the Acquired Fund as the case may be.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                          KEMPER BLUE CHIP FUND

                                          By:
                                          --------------------------------------

Attest:
---------------------------


                                          KEMPER QUANTITATIVE EQUITY FUND


                                          By:
                                          --------------------------------------

Attest:
---------------------------


The undersigned is a party to this Agreement for the purposes of Section 3f only.


                                          SCUDDER KEMPER INVESTMENTS, INC.

                                          By:
                                          --------------------------------------

Attest:
--------------------------

                                                                         ANNEX A

                                                                          , 1998

KEMPER QUANTITATIVE EQUITY FUND
222 South Riverside Plaza
Chicago, IL 60606

KEMPER BLUE CHIP FUND
222 South Riverside Plaza
Chicago, IL 60606

Gentlemen:


You have requested our opinion regarding certain federal income tax consequences of the proposed reorganization ("Reorganization") of Kemper Quantitative Equity Fund ("Acquired Fund"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts into Kemper Blue Chip Fund ("Acquiring Fund"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Reorganization contemplates the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization, dated as September 18, 1998 of (the "Plan"), entered into by the Acquired Fund and the Acquiring Fund.



In rendering this opinion, we have received and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other agreements, documents, and corporate records that have been made available to us and such other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.



Our opinion is based, in part, on the assumption that the proposed Reorganization described herein will occur in accordance with the Plan and agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of the Reorganization (the "Effective Time"). As more fully discussed below, we have also assumed in issuing our opinion that the shareholders of the Acquired Fund do not have any plan or intention to dispose of a certain number of the Acquiring Fund shares received by them in the Reorganization. We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.


For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers on behalf of the Acquired Fund and the Acquiring Fund in a
letter dated             , 1998, it is our opinion that:


     (1) The acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, followed by the distribution by the Acquired Fund of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368 (a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

KEMPER QUANTITATIVE EQUITY FUND
KEMPER BLUE CHIP FUND
              , 1998
Page  2

     (2) The Acquired Fund shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of the Acquired Fund (Code Section 354(a)(1));

     (3) No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund (Code Section 361);

     (4) No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Fund's assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Fund's liabilities, if any (Code Section 1032(a));

     (5) The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by the Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by the Acquired Fund (Code Sections 362(b) and 1223(2));

     (6) The basis of the Acquiring Fund shares to be received by the Acquired Fund shareholders upon liquidation of the Acquired Fund will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor (Code Section 358(a)(1)); and

     (7) The holding period of the Acquiring Fund shares to be received by the Acquired Fund shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code Section 1223(1)).

                                         FACTS

Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

The Acquired Fund has been registered and operated since it commenced operations as an open-end, management investment company under the Investment Company Act of 1940, 15 U.S.C. Section 80a, et seq. (the "1940 Act"). The Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable years, and has distributed and will distribute all or substantially all its income so that it and its shareholders have been and will be taxed in accordance with Section 852 of the Code.

The Acquiring Fund is registered, has operated, and will continue to operate an open-end, management investment company under the 1940 Act. It has qualified as a regulated investment company under Section 851 of the Code for each of its taxable years and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Fund and the issuance of Acquiring Fund shares to the Acquired Fund; (b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares; and

KEMPER QUANTITATIVE EQUITY FUND
KEMPER BLUE CHIP FUND
              , 1998
Page  3

(c) the Acquired Fund will be dissolved and liquidated. The assets of the Acquired Fund to be acquired by the Acquiring Fund consist primarily of equity securities, cash and other securities held in the Acquired Fund's portfolio.

As soon as practicable after the Effective Time, the Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in the Acquired Fund. The liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on the books.


As a result of the Reorganization, every shareholder of the Acquired Fund will own Acquiring Fund shares that will have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Fund will be issued at net asset value in exchange for the net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.



The management of the Acquired Fund has represented to us that, to the best of their knowledge, there is no current plan or intention on the part of any Acquired Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund shares received in the Reorganization that would reduce the ownership by shareholders of the Acquired Fund to a number of shares of Acquiring Fund having a value, as of the Effective Time, of less than 50 percent of all the formerly outstanding shares of the Acquired Fund as of the same time. In issuing our opinion, we have assumed that there is, in fact, no such plan or intention. If such assumption were inaccurate, it could adversely affect the opinions contained herein.



In approving the Reorganization, the Board of Trustees of the Acquired Fund identified certain benefits that are likely to result from combining the funds, including administrative and operating efficiencies. The Board also considered the possible risks and costs of combining the funds and determined that the Reorganization is likely to provide benefits to the shareholders of the funds that outweigh the costs incurred.


                                   CONCLUSION


Based on the foregoing, it is our opinion that the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Acquired Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1).



Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Fund and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Fund shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Fund shareholders, follow as a matter of law from the opinion that the acquisition under the Plan will qualify as a reorganization under Code Section 368(a)(1).


The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our

KEMPER QUANTITATIVE EQUITY FUND
KEMPER BLUE CHIP FUND
              , 1998
Page  4

opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.


Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Acquired Fund and the Acquiring Fund. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.



We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of our name under the captions "PROPOSAL
2. APPROVAL OF THE REORGANIZATION -- The Proposed Reorganization -- Certain Federal Income Tax Consequences" and "Legal Matters" in the Prospectus/Proxy Statement contained in such Registration Statement. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.


                                          Very truly yours,

                        KEMPER EQUITY FUNDS/GROWTH STYLE
                         Kemper Aggressive Growth Fund
                             Kemper Blue Chip Fund
                               Kemper Growth Fund
                        Kemper Quantitative Equity Fund
                    Kemper Small Capitalization Equity Fund
                             Kemper Technology Fund
                            Kemper Total Return Fund
                         Kemper Value Plus Growth Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 1998
                           -------------------------

                              KEMPER INCOME FUNDS
                  Kemper Adjustable Rate U.S. Government Fund
                         Kemper Diversified Income Fund
                     Kemper U.S. Government Securities Fund
                            Kemper High Yield Series
                     comprised of the following two series:
                             Kemper High Yield Fund
                       Kemper High Yield Opportunity Fund
                  Kemper Income and Capital Preservation Fund
             Kemper Portfolios including the following two series:
                           Kemper U.S. Mortgage Fund
                   Kemper Short-Intermediate Government Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED DECEMBER 30, 1997
                           -------------------------

                           KEMPER CASH RESERVES FUNDS
                        (A SERIES OF KEMPER PORTFOLIOS)
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED DECEMBER 30, 1997
                           -------------------------

                     KEMPER GLOBAL AND INTERNATIONAL FUNDS
                            Kemper Asian Growth Fund
                               Kemper Europe Fund
                           Kemper Global Income Fund
                           Kemper International Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                              DATED MARCH 1, 1998
                           -------------------------

                        KEMPER EQUITY FUNDS/VALUE STYLE
                     Kemper-Dreman Financial Services Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                              DATED MARCH 9, 1998
                           -------------------------
                        KEMPER EQUITY FUNDS/VALUE STYLE
                       Kemper U.S. Growth and Income Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                             DATED JANUARY 30, 1998
                           -------------------------

                          KEMPER TAX-FREE INCOME FUNDS
                     Kemper National Tax-Free Income Series
                     comprised of the following two series:
                           Kemper Municipal Bond Fund
                    Kemper Intermediate Municipal Bond Fund
                      Kemper State Tax-Free Income Series
                    comprised of the following eight series:
                     Kemper California Tax-Free Income Fund
                      Kemper Florida Tax-Free Income Fund
                      Kemper Michigan Tax-Free Income Fund
                     Kemper New Jersey Tax-Free Income Fund
                      Kemper New York Tax-Free Income Fund
                        Kemper Ohio Tax-Free Income Fund
                    Kemper Pennsylvania Tax-Free Income Fund
                       Kemper Texas Tax-Free Income Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED NOVEMBER 26, 1997
                           -------------------------
                         KEMPER ASSET ALLOCATION FUNDS
                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED NOVEMBER 21, 1997
                           -------------------------

                        KEMPER EQUITY FUNDS/VALUE STYLE
                           Kemper Value Series, Inc.
                    comprised of the following three series:
                             Kemper Contrarian Fund
                     Kemper-Dreman High Return Equity Fund
                          Kemper Small Cap Value Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                              DATED APRIL 1, 1998
                           -------------------------

                           KEMPER TARGET EQUITY FUND
                       Kemper Retirement Fund Series VII
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 1997
                           -------------------------

                     KEMPER GLOBAL AND INTERNATIONAL FUNDS
                          Kemper Global Blue Chip Fund
                  Kemper International Growth and Income Fund
                      Kemper Emerging Markets Income Fund
                      Kemper Emerging Markets Growth Fund
                           Kemper Latin America Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED DECEMBER 31, 1997
                          AS REVISED JANUARY 14, 1998

The following disclosure supplements information in each Fund's Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES

The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI"), to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

April 30, 1998
KMF-1SS

                                                                       EXHIBIT B

                              KEMPER EQUITY FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 1998

            KEMPER AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH FUND")
                    KEMPER BLUE CHIP FUND ("BLUE CHIP FUND")
                       KEMPER GROWTH FUND ("GROWTH FUND")
             KEMPER QUANTITATIVE EQUITY FUND ("QUANTITATIVE FUND")
           KEMPER SMALL CAPITALIZATION EQUITY FUND ("SMALL CAP FUND")
                   KEMPER TECHNOLOGY FUND ("TECHNOLOGY FUND")
                 KEMPER TOTAL RETURN FUND ("TOTAL RETURN FUND")
              KEMPER VALUE PLUS GROWTH FUND ("VALUE+GROWTH FUND")
               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated February 1, 1998. The prospectus may be obtained without charge from the Funds.

                               ------------------

                               TABLE OF CONTENTS

                                             Page
                                             ----
Investment Restrictions....................  B-1
Investment Policies and Techniques.........  B-11
Portfolio Transactions.....................  B-20
Investment Manager and Underwriter.........  B-22
Purchase and Redemption of Shares..........  B-34
Dividends and Taxes........................  B-35
Performance................................  B-37
Officers and Trustees......................  B-60
Shareholder Rights.........................  B-66
Appendix--Ratings of Fixed Income
  Investments..............................  B-68

The financial statements appearing in each Fund's 1997 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund for which this Statement of Additional Information is requested accompanies this document.
KEF-13 2/98                                     (LOGO) printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which, together with the investment objective and fundamental policies of such Fund, cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

THE AGGRESSIVE GROWTH FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) With respect to 50% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(3) Invest more than 25% of its total assets in a single issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities), except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(4) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

(5) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(6) Pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings permitted by restriction number 5 above. (The collateral arrangements with respect to options, financial futures, foreign currency transactions and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(7) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

(8) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

(9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(12) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Aggressive Growth Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate. Any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets.

(iii) Invest more than 15% of its net assets in illiquid securities.

(iv) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

THE BLUE CHIP FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number
(4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

(7) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

(8) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnership interests), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(12) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Blue Chip Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(iii) Invest more than 15% of its net assets in illiquid securities.

THE GROWTH FUND AND THE VALUE+GROWTH FUND, EACH MAY NOT, AS A FUNDAMENTAL
POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Growth Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and neither Fund has a present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Growth Fund and the Value+Growth Fund, each may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(iii) Invest more than 15% of its net assets in illiquid securities.

THE SMALL CAP FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Small Cap Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(iii) Invest more than 15% of its net assets in illiquid securities.

THE QUANTITATIVE FUND AND THE TECHNOLOGY FUND, EACH MAY NOT, AS A FUNDAMENTAL
POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Technology Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and neither Fund has a present intention of borrowing during the current year. The Quantitative Fund and the Technology Fund adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. These Funds may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by it, (ii) 5% of its total assets would be invested in any one such company, and (iii) 10% of total assets would be invested in such securities.

(iii) Invest more than 15% of its net assets in illiquid securities.

THE TOTAL RETURN FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Total Return Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(iii) Invest more than 15% of its net assets in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Each Fund may engage in options transactions and may engage in financial futures transactions in accordance with its respective investment objectives and policies. The Blue Chip, Growth, Small Cap, Total Return and Value+Growth Funds each may invest in put and call options but may not write
(sell) options. The Aggressive Growth, Quantitative and Technology Funds may write (sell) covered call options and secured put options and may purchase put and call options. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous for the Fund to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

OPTIONS ON SECURITIES. The Aggressive Growth, Quantitative and Technology Funds may write (sell) "covered" call options on securities as long as the Fund owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. The Aggressive Growth, Quantitative and Technology Funds may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write (for the Quantitative and Technology Funds) or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the eligible securities that have been segregated. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the eligible securities that have been segregated.

OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives, Policies and Risk Factors"), the Funds may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Funds' portfolios. A brief description of such procedures is set forth below.

A Fund will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Fund's Board of Trustees. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Fund. The investment manager will monitor the credit-worthiness of the approved dealers on an ongoing basis. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus (for the Aggressive Growth, Quantitative and Technology Funds) a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Aggressive Growth, Quantitative and Technology Funds anticipate entering into agreements with dealers to which the Fund sells OTC options. Under these agreements either Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow either Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. The Blue Chip, Growth, Small Cap, Total Return and Value+Growth Funds may purchase, and the Aggressive Growth, Quantitative and Technology Funds may purchase and write, call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When the Aggressive Growth, Quantitative or Technology Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulations. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

FINANCIAL FUTURES CONTRACTS. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. A Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

REGULATORY RESTRICTIONS. To the extent required to comply with applicable regulation, when purchasing a futures contract, writing a put option or entering into a forward currency exchange purchase, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

FOREIGN CURRENCY OPTIONS. The Funds may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. A Fund will not speculate in foreign currency exchange.

If a Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Fund may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

A Fund will not enter into forward contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. A Fund segregates eligible securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Fund generally does not enter into a forward contract with a term longer than one year.

REPURCHASE AGREEMENTS. A Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. No Fund currently intends to invest more than 5% of its net assets in repurchase agreements during the current year.

SHORT SALES AGAINST-THE-BOX. The Aggressive Growth and Blue Chip Funds may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. Each Fund does not currently intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

OTHER CONSIDERATIONS--HIGH YIELD (HIGH RISK) BONDS. As reflected in the prospectus, the Total Return Fund may invest a portion of its assets in fixed income securities that are in the lower rating categories of recognized rating agencies or are non-rated. These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently with similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Additional information concerning high yield securities appears under "Appendix--Ratings of Fixed Income Investments."

PORTFOLIO TRANSACTIONS

BROKERAGE

Allocation of brokerage is supervised by Scudder Kemper.

The primary objective of Scudder Kemper in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. Scudder Kemper seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. Scudder Kemper reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

Each Fund's purchases and sales of fixed-income securities are generally placed by Scudder Kemper with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is Scudder Kemper's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder Kemper is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, Scudder Kemper may give consideration to those firms that have sold or are selling shares of a Fund managed by Scudder Kemper.

To the maximum extent feasible, it is expected that Scudder Kemper will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of Scudder Kemper; SIS will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to Scudder Kemper, it is the opinion of Scudder Kemper that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by Scudder Kemper's staff. Such information may be useful to Scudder Kemper in providing services to clients other than the Funds and not all such information is used by Scudder Kemper in connection with the Funds. Conversely, such information provided to Scudder Kemper by broker/dealers through whom other clients of Scudder Kemper effect securities transactions may be useful to Scudder Kemper in providing services to a Fund.

The Trustees for the Funds review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

The table below shows total brokerage commissions paid by each Fund for the last three fiscal years and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                     ALLOCATED TO FIRMS
                                          BASED ON
                                        RESEARCH IN
FUND                   FISCAL 1997      FISCAL 1997       FISCAL 1996   FISCAL 1995
----                   -----------   ------------------   -----------   -----------
Aggressive*..........  $    27,000          100%          $     N.A.    $     N.A.
Blue Chip............  $ 2,664,000           94%          $1,661,000    $  506,000
Growth...............  $11,676,000           83%          $9,535,000    $6,470,000
Quantitative.........  $    21,000           92%          $    9,000          N.A.
Small Cap............  $ 6,618,000           97%          $6,362,000    $5,975,000
Technology...........  $ 3,329,000           92%          $4,438,000    $3,504,000
Total Return.........  $ 7,170,000           76%          $6,335,000    $8,309,000
Value+Growth.........  $   142,000           85%          $   66,000    $    6,000

---------------
* For the period December 31, 1996 to September 30, 1997.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, is each Fund's investment manager. Scudder Kemper is approximately 70% owned by Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. The balance of Scudder Kemper is owned by Scudder Kemper's officers and employees. Pursuant to investment management agreements, Scudder Kemper acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of a Fund if elected to such positions. Each investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliated with officers or employees of Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states.

The investment management agreements provide that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees of the Fund. Each Fund's investment management agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment. If additional Fund's become subject to an investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.

Pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), formed a new global investment organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI"), a former subsidiary of Zurich and the former investment manager to the Funds and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

Because the transaction between Scudder and Zurich resulted in the assignment of the Funds' investment management agreements with ZKI, the agreements were deemed to be automatically terminated upon consummation of the transaction. In anticipation of the transaction, however, new investment management agreements between the Funds and Scudder Kemper were approved by the Funds' Board of Trustees and shareholders. The new investment management agreements were effective as of December 31, 1997 and will be in effect for an initial term ending on the same date as would the previous investment management agreement with ZKI.

The Funds' investment management agreements are on substantially similar terms as the investment management agreements terminated by the transaction, except that Scudder Kemper is the new investment adviser to the Funds.

The current investment management fee rates paid by the Funds are in the prospectus, see "Investment Manager and Underwriter." The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.

         FUND           FISCAL 1997       FISCAL 1996       FISCAL 1995
         ----           -----------       -----------       -----------
Aggressive+...........  $    37,000(1)            --                --
Blue Chip.............  $ 2,018,000        1,198,000           903,000
Growth................  $14,576,000       13,994,000        12,349,000
Quantitative..........  $    46,000           11,000(2)           N.A.
Small Cap.............  $ 3,193,000(3)     4,418,000(4)      3,273,000(5)
Technology............  $ 6,532,000        5,582,000         4,542,000
Total Return..........  $17,084,000       15,825,000        15,147,000
Value+Growth..........  $   474,000          131,000*            1,000(6)*

---------------
 + For the period December 31, 1996 (commencement of operations) to September
   30, 1997.

 * Amounts shown are after expense waiver.

(1) Fee was increased $1,000 from $36,000 base fee.

(2) For the period February 15, 1996 to November 30, 1996.

(3) Fee was decreased $2,617,000 from $5,810,000 base fee.

(4) Fee was decreased $670,000 from $5,088,000 base fee.

(5) Fee was decreased $766,000 from $4,039,000 base fee.

(6) For the period October 16, 1995 to November 30, 1995.

The Small Cap Fund pays a base annual investment management fee, payable monthly, at the rate of .65 of 1% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund as compared with the performance of the Standard & Poor's 500 Stock Index (the "Index"). The Small Cap Fund will pay an additional monthly fee at an annual rate of .05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of .30% of the average daily net assets. Conversely, the compensation payable by the Small Cap Fund will be reduced by an annual rate of .05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of .30% of the average net assets. The total fee on an annual basis can range from .35% to .95% of average daily net assets. The Small Cap Fund's investment performance during any twelve month period is measured by the percentage difference between (a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the Small Cap Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.00 (10% appreciation), and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by Scudder Kemper. On the other hand, if the Index rose from 100 to 110 (10%), no incentive fee would have been payable. A rise in the Index from 100 to 116 (16%) would have resulted in the minimum monthly fee of 1/12 of .35%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Small Cap Fund's performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be payable in a year in which the performance of the Fund's Class A shares' is less favorable than that of the Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

The Aggressive Growth Fund pays a base annual investment management fee, payable monthly, at the rate of .65 of 1% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund as compared with the performance of the Standard & Poor's 500 Stock Index (the "Index"). The Aggressive Growth Fund will pay an additional monthly fee at an annual rate of
 .02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of .20% of the average daily net assets. Conversely, the compensation payable by the Aggressive Growth Fund will be reduced by an annual rate of .02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of .20% of the average net assets. The total fee on an annual basis can range from .45% to .85% of average daily net assets. The Aggressive Growth Fund's investment performance during any twelve month period is measured by the percentage difference between (a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the Aggressive Growth Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.50 (15% appreciation), and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by Scudder

Kemper. On the other hand, if the Index rose from 100 to 115 (15%), no incentive fee would have been payable. A rise in the Index from 100 to 125 (25%) would have resulted in the minimum monthly fee of 1/12 of .45%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Aggressive Growth Fund's performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be payable in a year in which the performance of the Fund's Class A shares is less favorable than that of the Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

FUND ACCOUNTING AGENT. SFAC, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, some time in the future, SFAC may seek payment for its services under this agreement.

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of Scudder Kemper, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreements, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

CLASS A SHARES. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted.

                                                                                          COMMISSIONS              COMMISSIONS
                                                          COMMISSIONS RETAINED            UNDERWRITER             PAID TO KEMPER
               FUND                   FISCAL YEAR            BY UNDERWRITER            PAID TO ALL FIRMS         AFFILIATED FIRMS
               ----                   -----------         --------------------         -----------------         ----------------
Aggressive........................       1997+                  $  7,000                     111,000                    5,000
                                         1996                       N.A.                        N.A.                     N.A.
                                         1995                       N.A.                        N.A.                     N.A.
Blue Chip.........................       1997                   $124,000                   1,101,000                    7,000
                                         1996                   $ 72,000                     424,000                   11,000
                                         1995                   $ 33,000                     225,000                   29,000
Growth............................       1997                   $296,000                   1,523,000                    9,000
                                         1996                   $327,000                   2,075,000                   57,000
                                         1995                   $266,000                   2,130,000                  326,000
Quantitative......................       1997                   $  2,000                      18,000                        0
                                         1996*                  $  1,000                       5,000                        0
                                         1995                       N.A.                        N.A.                     N.A.
Small Cap.........................       1997                   $104,000                     705,000                        0
                                         1996                   $130,000                     849,000                   16,000
                                         1995                   $105,000                     798,000                  133,000
Technology........................       1997                   $181,000                     853,000                    7,000
                                         1996                   $198,000                     869,000                   37,000
                                         1995                   $116,000                     840,000                  218,000
Total Return......................       1997                   $191,000                   1,591,000                        0
                                         1996                   $225,000                   1,697,000                   79,000
                                         1995                   $206,000                   1,642,000                  218,000
Value+Growth......................       1997                   $ 40,000                     538,000                        0
                                         1996                   $ 33,000                     238,000                   15,000
                                         1995**                 $      0                      48,000                    3,000

---------------

 + For the period December 31, 1996 (commencement of operations) to September
   30, 1997.
 * For the period February 15, 1996 to November 30, 1996.
** For the period October 16, 1995 to November 30, 1995.

CLASS B SHARES AND CLASS C SHARES. Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by KDI to pay for distribution services (see the prospectus under "Investment Manager and Underwriter"), the agreement (the "Plan") is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares. Expenses of the Funds and of KDI in connection with the Rule 12b-1 Plans for the Class B and Class C Shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                    DISTRIBUTION     CONTINGENT            TOTAL
                                     FEES PAID        DEFERRED          COMMISSIONS           COMMISSIONS
       FUND CLASS B        FISCAL    BY FUND TO    SALES CHARGES    PAID BY UNDERWRITER   PAID BY UNDERWRITER
          SHARES            YEAR    UNDERWRITER    TO UNDERWRITER        TO FIRMS         TO AFFILIATED FIRMS
       ------------        ------   ------------   --------------   -------------------   -------------------
Aggressive................ 1997+     $   13,000         11,000             122,000                    0
                            1996           N.A.           N.A.                N.A.                 N.A.
                            1995           N.A.           N.A.                N.A.                 N.A.
Blue Chip.................  1997     $  659,000        128,000           1,885,000                    0
                            1996     $  233,000         41,000             521,000                3,000
                            1995     $   59,000         29,000             183,000               25,000
Growth....................  1997     $6,426,000      1,183,000           3,193,000                    0
                            1996     $6,149,000      1,494,000           3,522,000               53,000
                            1995     $5,249,000      2,368,000           3,296,000              335,000
Quantitative..............  1997     $   13,000              0              40,000                    0
                            1996*    $    3,000              0               4,000                    0
                            1995           N.A.           N.A.                N.A.                 N.A.
Small Cap.................  1997     $1,930,000        417,000           1,308,000                    0
                            1996     $1,743,000        389,000           1,370,000               18,000
                            1995     $1,341,000        518,000           1,188,000              142,000
Technology................  1997     $  698,000        179,000           1,272,000                    0
                            1996     $  413,000        102,000             974,000               28,000
                            1995     $  168,000         56,000             654,000              151,000

                                  OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                            -----------------------------------------------------------
                            ADVERTISING                MARKETING     MISC.
       FUND CLASS B             AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
          SHARES            LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSES
       ------------         -----------   ----------   ---------   ---------   --------
Aggressive................      12,000       1,000         3,000      1,000      4,000

Blue Chip.................     189,000      13,000       530,000     97,000    238,000
                               117,000      10,000       232,000     76,000     85,000
                                18,000       6,000        77,000     26,000     22,000
Growth....................     563,000      39,000     1,424,000    199,000     48,000
                             1,020,000      88,000     2,049,000    284,000    188,000
                               322,000      59,000     1,872,000    239,000    277,000
Quantitative..............       3,000           0         9,000     22,000      5,000
                                 7,000       1,000        17,000      4,000      1,000
                                  N.A.        N.A.          N.A.       N.A.       N.A.
Small Cap.................     222,000      15,000       564,000     97,000    426,000
                               384,000      34,000       781,000    125,000    380,000
                               117,000      22,000       666,000     98,000    317,000
Technology................     162,000      11,000       442,000     77,000    295,000
                               309,000      28,000       572,000    121,000    191,000
                                53,000      14,000       239,000     55,000     54,000


                                    DISTRIBUTION     CONTINGENT            TOTAL
                                     FEES PAID        DEFERRED          COMMISSIONS           COMMISSIONS
       FUND CLASS B        FISCAL    BY FUND TO    SALES CHARGES    PAID BY UNDERWRITER   PAID BY UNDERWRITER
          SHARES            YEAR    UNDERWRITER    TO UNDERWRITER        TO FIRMS         TO AFFILIATED FIRMS
       ------------        ------   ------------   --------------   -------------------   -------------------
Total Return..............  1997     $8,705,000      1,382,000           3,769,000                    0
                            1996     $8,464,000      2,089,000           3,572,000               64,000
                            1995     $8,303,000      3,318,000           3,751,000              371,000
Value+....................  1997     $  195,000(a)      28,000             656,000                    0
  Growth                    1996     $   65,000          4,000             320,000               15,000
                            1995**   $    1,000              0              75,000                2,000

                                  OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                            -----------------------------------------------------------
                            ADVERTISING                MARKETING     MISC.
       FUND CLASS B             AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
          SHARES            LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSES
       ------------         -----------   ----------   ---------   ---------   --------
Total Return..............     517,000      36,000     1,391,000    193,000     44,000
                             1,100,000     100,000     2,139,000    344,000    438,000
                               416,000      62,000     2,277,000    277,000    809,000
Value+....................      65,000       5,000       184,000     30,000    104,000
  Growth                        88,000       7,000       160,000     41,000     40,000
                                 2,000           0         9,000      3,000      1,000

---------------
 + For the period December 31, 1996 (commencement of operations) to September 30, 1997.
 *  For the period February 15, 1996 to November 30, 1996.
**  For the period October 16, 1995 to November 30, 1995.
(a) Amounts shown after expense waiver.

                                                                          TOTAL         DISTRIBUTION
                                     DISTRIBUTION      CONTINGENT      DISTRIBUTION      FEES PAID
                                      FEES PAID         DEFERRED        FEES PAID      BY UNDERWRITER
                                       BY FUND       SALES CHARGES    BY UNDERWRITER   TO AFFILIATED
FUND CLASS C SHARES   FISCAL YEAR   TO UNDERWRITER   TO UNDERWRITER      TO FIRMS          FIRMS
-------------------   -----------   --------------   --------------   --------------   --------------
Aggressive..........     1997+         $  6,000           5,000           16,000               0
                         1996              N.A.            N.A.             N.A.            N.A.
                         1995              N.A.            N.A.             N.A.            N.A.
Blue Chip...........     1997          $ 49,000           3,000           72,000               0
                         1996          $ 12,000               0           18,000               0
                         1995          $  5,000            N.A.            5,000               0
Growth..............     1997          $110,000           1,000          123,000               0
                         1996          $ 57,000               0           73,000               0
                         1995          $ 23,000            N.A.           22,000           6,000
Quantitative........     1997          $  8,000               0            2,000               0
                         1996*         $  3,000               0                0               0
                         1995              N.A.            N.A.             N.A.            N.A.
Small Cap...........     1997          $ 62,000           2,000           63,000               0
                         1996          $ 35,000               0           42,000               0
                         1995          $ 13,000            N.A.           13,000           4,000
Technology..........     1997          $ 51,000           3,000           66,000               0
                         1996          $ 21,000           1,000           32,000               0
                         1995          $  5,000            N.A.            4,000           1,000
Total Return........     1997          $109,000           2,000          123,000               0
                         1996          $ 60,000               0           69,000               0
                         1995          $ 26,000            N.A.           25,000           5,000
Value+Growth........     1997          $  8,000(a)        1,000           20,000               0
                         1996          $  2,000               0            7,000               0
                         1995**        $      0            N.A.                0               0

                            OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                      -----------------------------------------------------------
                      ADVERTISING                MARKETING     MISC.
                          AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
FUND CLASS C SHARES   LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSES
-------------------   -----------   ----------   ---------   ---------   --------
Aggressive..........     7,000        1,000        20,000          0       1,000
                          N.A.         N.A.          N.A.       N.A.        N.A.
                          N.A.         N.A.          N.A.       N.A.        N.A.
Blue Chip...........    26,000        2,000        52,000     18,000      12,000
                        14,000        1,000        28,000      1,000       5,000
                         3,000        1,000        13,000      8,000       2,000
Growth..............    44,000        3,000       110,000      8,000      36,000
                        48,000        4,000        89,000      8,000      18,000
                        12,000        2,000        70,000     15,000       7,000
Quantitative........         0            0             0      9,000       2,000
                         7,000            0        15,000      6,000       1,000
                          N.A.         N.A.          N.A.       N.A.        N.A.
Small Cap...........    21,000        1,000        53,000      9,000      21,000
                        30,000        3,000        60,000      3,000      11,000
                         6,000        1,000        36,000     14,000       4,000
Technology..........    24,000        2,000        66,000      2,000      19,000
                        34,000        3,000        67,000      2,000       8,000
                         4,000        1,000        19,000     10,000       2,000
Total Return........    35,000        2,000        94,000      2,000      36,000
                        49,000        4,000        97,000      5,000      20,000
                        13,000        2,000        72,000     15,000       9,000
Value+Growth........     7,000        1,000        20,000      2,000       7,000
                        13,000        1,000        23,000      8,000       3,000
                         1,000            0         1,000      1,000           0

---------------
 + For the period December 31, 1996 (commencement of operations) to September 30, 1997.
 *  For the period February 15, 1996 to November 30, 1996.
**  For the period October 16, 1995 to November 30, 1995.
(a) Amount shown after expense waiver.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. Each Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of each Fund.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are shareholders of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. For Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

The following information concerns the administrative services fee paid by each Fund.

                                                   ADMINISTRATIVE SERVICE FEES
                                                           PAID BY FUND                 SERVICE FEES            SERVICE FEES
                                                 --------------------------------   PAID BY ADMINISTRATOR   PAID BY ADMINISTRATOR
             FUND               FISCAL YEAR       CLASS A      CLASS B    CLASS C         TO FIRMS           TO AFFILIATED FIRMS
             ----               -----------       -------      -------    -------   ---------------------   ---------------------
Aggressive....................     1997+         $    7,000       4,000    2,000             24,000                       0
                                   1996                N.A.        N.A.     N.A.               N.A.                    N.A.
                                   1995                N.A.        N.A.     N.A.               N.A.                    N.A.
Blue Chip.....................     1997          $  598,000     220,000   16,000            886,000                       0
                                   1996          $  415,000      78,000    4,000            512,000                  15,000
                                   1995          $  361,000      19,000    2,000            386,000                  69,000
Growth........................     1997          $4,000,000   2,093,000   36,000          6,149,000                  41,000
                                   1996          $3,929,000   2,016,000   19,000          5,983,000                 138,000
                                   1995          $3,633,000   1,721,000    8,000          5,301,000                 693,000
Quantitative..................     1997          $    3,000           0    1,000              7,000                       0
                                   1996**        $    1,000       1,000    1,000              1,000                       0
                                   1995                N.A.        N.A.     N.A.               N.A.                    N.A.
Small Cap.....................     1997          $1,376,000     632,000   21,000          2,027,000                   7,000
                                   1996          $1,315,000     580,000   12,000          1,918,000                  34,000
                                   1995          $1,141,000     442,000    4,000          1,579,000                 334,000
Technology....................     1997          $1,682,000     228,000   17,000          1,955,000                       0
                                   1996          $1,460,000     138,000    7,000          1,607,000                  15,000
                                   1995          $1,187,000      56,000    2,000          1,269,000                 116,000
Total Return..................     1997          $4,683,000   2,813,000   36,000          7,603,000                  22,000
                                   1996          $4,252,000   2,772,000   20,000          7,049,000                 194,000
                                   1995          $4,047,000   2,710,000    9,000          6,685,000               1,010,000
Value+Growth..................     1997*         $   71,000      73,000    4,000            169,000                       0
                                   1996          $   22,000      25,000    2,000             57,000                   2,000
                                   1995***       $        0           0        0              5,000                       0

---------------

  + For the period December 31, 1996 (commencement of operations) to September
    30, 1997.

  * Amounts shown after expense waiver.

 ** For the period February 15, 1996 to November 30, 1996.

*** For the period October 16, 1995 to November 30, 1995.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which there is a firm listed on the Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Trustees of a Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

Certain trustees or officers of a Fund are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Trustees."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. IFTC is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of each Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund. The following shows for each Fund's 1997 fiscal year the shareholder service fees IFTC remitted to KSvC.

                                                            FEES IFTC
                                                           PAID TO KSVC
                         FUND                              ------------
Aggressive*............................................     $   13,000
Blue Chip..............................................     $  959,000
Growth.................................................     $7,398,000
Quantitative...........................................     $   10,000
Small Cap..............................................     $2,814,000
Technology.............................................     $1,091,000
Total Return...........................................     $7,212,000
Value+Growth...........................................     $  236,000

---------------
* For the period December 31, 1996 (commencement of operations) to September 30, 1997.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds.

PURCHASE AND REDEMPTION OF SHARES

As described in the Funds' prospectus, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described in the Funds' prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares, by certain classes of persons or through certain types of transactions as described in the prospectus, are provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that

(a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. Each Fund normally distributes dividends of net investment income as follows: annually for the Aggressive Growth, Quantitative, Small Cap, Technology and Value+Growth Funds; semi-annually for the Blue Chip Fund; and quarterly for the Total Return Fund. Each Fund distributes any net realized short-term and long-term capital gains at least annually. The quarterly distribution to shareholders of the Total Return Fund may include short-term capital gains.

A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described in the prospectus.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed.

A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed in the prospectus under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

A Fund's investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, each Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charge were included. Total return figures for Class A shares for various periods are set forth in the tables below.

A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The figures below show performance information for various periods. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

                  AGGRESSIVE GROWTH FUND -- SEPTEMBER 30, 1997

                         Initial                      Income        Ending        Percentage        Ending       Percentage
        TOTAL            $10,000     Capital Gain   Dividends        Value         Increase         Value         Increase
        RETURN          Investment    Dividends     Reinvested    (adjusted)      (adjusted)     (unadjusted)   (unadjusted)
        TABLE              (1)        Reinvested       (2)            (1)             (1)            (1)            (1)
        ------          ----------   ------------   ----------    ----------      ----------     ------------   ------------

                                                                   CLASS A SHARES
Life of Fund(+)          $12,500          $0            $0          $12,500          25.0%         $13,263         32.6%

                                                                   CLASS B SHARES
Life of Fund(+)          $13,179          $0            $0          $12,779          27.8%         $13,179         31.8%

                                                                   CLASS C SHARES
Life of Fund(+)          $13,189          $0            $0          $13,089          30.9%         $13,189         31.9%

                           Dow                              Russell                U.S.
        TOTAL             Jones      Standard   Consumer    3000(R)    Lipper    Treasury
        RETURN          Industrial   & Poor's    Price      Growth     Growth      Bill
        TABLE           Average(3)    500(4)    Index(5)   Index(13)   Fund(9)   Index(8)
        ------          ----------   --------   --------   ---------   -------   --------
                                                 CLASS A SHARES
Life of Fund(+)           24.9%       29.6%       1.6%       28.8%      27.2%      2.6%
                                                 CLASS B SHARES
Life of Fund(+)           24.9%       29.6%       1.6%       28.8%      27.2%      2.6%
                                                 CLASS C SHARES
Life of Fund(+)           24.9%       29.6%       1.6%       28.8%      27.2%      2.6%

                                                                                                                         Russell
         AVERAGE ANNUAL               Fund         Fund         Fund        Dow Jones       Standard      Consumer       3000(R)
          TOTAL RETURN               Class A      Class B      Class C      Industrial      & Poor's       Price         Growth
              TABLE                  Shares       Shares       Shares       Average(3)       500(4)       Index(5)      Index(13)
         --------------              -------      -------      -------      ----------      --------      --------      ---------
Life of Fund(+)                      34.7%         38.7%        43.2%          34.6%          41.3%         2.2%          40.1%

                                                  U.S.
         AVERAGE ANNUAL            Lipper       Treasury
          TOTAL RETURN             Growth         Bill
              TABLE                Fund(9)      Index(8)
         --------------            -------      --------
Life of Fund(+)                     37.9%         3.4%

---------------

(+)  Since December 31, 1996 for Class A, B and C shares.

                       BLUE CHIP FUND -- OCTOBER 31, 1997

                        Initial                      Income                                        Ending       Percentage
        TOTAL           $10,000     Capital Gain   Dividends       Ending        Percentage        Value         Increase
       RETURN          Investment    Dividends     Reinvested       Value         Increase      (unadjusted)   (unadjusted)
        TABLE             (1)        Reinvested       (2)       (adjusted)(1)   (adjusted)(1)       (1)            (1)
       ------          ----------   ------------   ----------   -------------   -------------   ------------   ------------

                                                                  CLASS A SHARES
Life of Fund(+)         $18,513        $4,905        $9,387        $32,805          228.1%        $34,810         248.1%
Five Years               13,096         2,336         4,287         19,719           97.2          20,928         109.3
One Year                  9,719           881         1,346         11,946           19.5          12,678          26.8
Year to Date             11,247             0            52         11,299           13.0          11,985          19.9

                                                                  CLASS B SHARES
Life of Fund(++)        $14,317        $2,000        $3,008        $19,125           91.3%        $19,325          93.3%
One Year                 10,304           934         1,324         12,262           22.6          12,562          25.6
Year to Date             11,898             0             7         11,505           15.1          11,905          19.1

                                                                  CLASS C SHARES
Life of Fund(++)        $14,382        $2,002        $3,036        $     *              *%        $19,420          94.2%
One Year                 10,315           931         1,325              *              *          12,571          25.7
Year to Date             11,897             0            10         11,807           18.1          11,907          19.1

                          Dow                             Russell      Lipper       U.S.
        TOTAL            Jones      Standard   Consumer   1000(R)      Growth     Treasury
       RETURN          Industrial   & Poor's    Price      Growth    and Income     Bill
        TABLE          Average(3)    500(4)    Index(5)   Index(6)    Fund(7)     Index(8)
       ------          ----------   --------   --------   --------   ----------   --------
                                                 CLASS A SHARES
Life of Fund(+)          451.5%      432.4%      40.0%     439.0%      351.1%       72.6%
Five Years               161.4       147.1       14.0      132.8       130.4        25.8
One Year                  25.8        32.1        2.1       30.5        28.0         5.2
Year to Date              17.2        25.4        1.9       23.8        21.5         2.6
                                                 CLASS B SHARES
Life of Fund(++)         114.6%      116.9%       9.6%     120.2%       92.9%       19.9%
One Year                  25.8        32.1        2.1       30.5        28.0         5.2
Year to Date              17.2        25.4        1.9       23.8        21.5         2.6
                                                 CLASS C SHARES
Life of Fund(++)         114.6%      116.9%       9.6%     120.2%       92.9%       19.9%
One Year                  25.8        32.1        2.1       30.5        28.0         5.2
Year to Date              17.2        25.4        1.9       23.8        21.5         2.6

                                                                                                                         Russell
          AVERAGE ANNUAL               Fund         Fund         Fund        Dow Jones       Standard      Consumer      1000(R)
           TOTAL RETURN               Class A      Class B      Class C      Industrial      & Poor's       Price         Growth
              TABLE                   Shares       Shares       Shares       Average(3)       500(4)       Index(5)      Index(6)
          --------------              -------      -------      -------      ----------      --------      --------      --------
Life of Fund(+)                        12.7%           *%           *%          18.7%          18.3%         3.5%          18.5%
Life of Fund(++)                          *         20.9         21.4           25.0           25.4          2.7           26.0
Five Years                             14.5            *            *           21.2           19.8          2.7           18.4
One Year                               19.5         22.6         25.7           25.8           32.1          2.1           30.5

                                    Lipper
                                    Growth         U.S.
          AVERAGE ANNUAL              and        Treasury
           TOTAL RETURN             Income         Bill
              TABLE                 Fund(7)      Index(8)
          --------------            -------      --------
Life of Fund(+)                      16.4%         5.7%
Life of Fund(++)                     21.2          5.4
Five Years                           18.2          4.7
One Year                             28.0          5.2

---------------

 (+) Since November 23, 1987 for Class A shares.

(++) Since May 31, 1994 for Class B and Class C shares.

                       GROWTH FUND -- SEPTEMBER 30, 1997

                   Initial      Capital       Income       Ending     Percentage      Ending       Percentage
     TOTAL         $10,000        Gain      Dividends      Value       Increase       Value         Increase     Dow Jones
     RETURN       Investment   Dividends    Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE           (1)       Reinvested      (2)          (1)          (1)           (1)            (1)        Average(3)
     ------       ----------   ----------   ----------   ----------   ----------   ------------   ------------   ----------
                                                      CLASS A SHARES
Life of Fund(+)    $28,916      $291,840     $134,747     $455,503     4,455.0%      $483,520       4,735.2%      3,030.1%
Ten Years           10,618        13,544        6,975       31,137       211.4         33,042         230.4         316.4
Five Years          11,138         5,109        1,921       18,168        81.7         19,278          92.8         175.5
One Year             8,472         1,936          899       11,307        13.1         11,997          20.0          37.7
Year to Date        11,170             0            0       11,170        11.7         11,854          18.5          24.9

                                                      CLASS B SHARES
Life of Fund(++)   $11,321      $  4,195     $  1,742     $ 17,058        70.6%      $ 17,258          72.6%        128.7%
One Year             8,817         2,083          968       11,604        16.0         11,868          18.7          37.7
Year to Date        11,761             0            0       11,361        13.6         11,761          17.6          24.9

                                                      CLASS C SHARES
Life of Fund(++)   $11,390      $  4,209     $  1,747     $      *           *%      $ 17,346          73.5%        128.7%
One Year             8,838         2,082          967            *           *         11,887          18.9          37.7
Year to Date        11,787             0            0       11,687        16.9         11,787          17.9          24.9

                                        Russell                U.S.
     TOTAL        Standard   Consumer   1000(R)    Lipper    Treasury
     RETURN       & Poor's    Price      Growth    Growth      Bill
     TABLE         500(4)    Index(5)   Index(6)   Fund(9)   Index(8)
     ------       --------   --------   --------   -------   --------
                                    CLASS A SHARES
Life of Fund(+)   3,351.3%    402.2%        NA     2,788.9%   705.0%
Ten Years           295.2      40.2      292.6%      250.6     72.6
Five Years          156.8      14.1      145.3       137.7     25.8
One Year             40.4       2.2       36.3        34.6      5.2
Year to Date         29.6       1.6       28.5        25.6      2.6
                                    CLASS B SHARES
Life of Fund(++)    124.3%      9.3%     128.6%       98.6%    19.9%
One Year             40.4       2.2       36.3        34.6      5.2
Year to Date         29.6       1.6       28.5        25.6      2.6
                                    CLASS C SHARES
Life of Fund(++)    124.3%      9.3%     128.6%       98.6%    19.9%
One Year             40.4       2.2       36.3        34.6      5.2
Year to Date         29.6       1.6       28.5        25.6      2.6

                                                                         Dow                                         Russell
   AVERAGE ANNUAL            Fund          Fund          Fund           Jones          Standard       Consumer       1000(R)
    TOTAL RETURN            Class A       Class B       Class C       Industrial       & Poor's        Price          Growth
        TABLE               Shares        Shares        Shares        Average(3)        500(4)        Index(5)       Index(6)
   --------------           -------       -------       -------       ----------       --------       --------       --------
Life of Fund(+)              12.9%            *%            *%           11.6%           11.9%          5.3%             NA
Life of Fund(++)                *          17.3          17.9            28.1            27.4           2.7            28.2%
Ten Years                    12.0             *             *            15.3            14.7           3.4            14.7
Five Years                   12.7             *             *            22.5            20.8           2.7            19.7
One Year                     13.1          16.0          18.9            37.7            40.4           2.2            36.3

                                       U.S.
   AVERAGE ANNUAL      Lipper        Treasury
    TOTAL RETURN       Growth          Bill
        TABLE          Fund(9)       Index(8)
   --------------      -------       --------
Life of Fund(+)         11.3%          6.9%
Life of Fund(++)        22.8           5.6
Ten Years               13.4           5.6
Five Years              18.9           4.7
One Year                34.6           5.2

---------------

 (+) Since April 4, 1966 for Class A shares.

(++) Since May 31, 1994 for Class B and Class C shares.

                 QUANTITATIVE EQUITY FUND -- NOVEMBER 30, 1997

                       Initial      Capital       Income       Ending     Percentage      Ending       Percentage
     TOTAL             $10,000        Gain      Dividends      Value       Increase       Value         Increase     Dow Jones
     RETURN           Investment   Dividends    Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE               (1)       Reinvested      (2)          (1)          (1)           (1)            (1)        Average(3)
     ------           ----------   ----------   ----------   ----------   ----------   ------------   ------------   ----------
                                                        CLASS A SHARES
Life of Fund(+)        $12,927         $0          $228       $13,155        31.6%       $13,958          39.6%         50.6%
One Year                11,042          0           195        11,237        12.4         11,925          19.3          22.2
Year to Date            11,390          0             0        11,390        13.9         12,087          20.9          23.4

                                                        CLASS B SHARES
Life of Fund(+)        $13,516         $0          $240       $13,456        34.6%       $13,756          37.6%         50.6%
One Year                11,630          0           207        11,537        15.4         11,837          18.4          22.2
Year to Date            12,011          0             0        11,611        16.1         12,011          20.1          23.4

                                                        CLASS C SHARES
Life of Fund(+)        $13,536         $0          $241       $     *           *%       $13,777          37.8%         50.6%
One Year                11,638          0           207             *           *         11,845          18.5          22.2
Year to Date            12,019          0             0        11,919        19.2         12,019          20.2          23.4

                                        Russell                U.S.
     TOTAL        Standard   Consumer   1000(R)    Lipper    Treasury
     RETURN       & Poor's    Price      Growth    Growth      Bill
     TABLE         500(4)    Index(5)   Index(6)   Fund(9)   Index(8)
     ------       --------   --------   --------   -------   --------
                                    CLASS A SHARES
Life of Fund(+)     55.8%      4.7%       51.0%     44.5%      7.9%
One Year            28.5       1.9        26.5      23.6       5.2
Year to Date        31.1       1.9        29.0      26.0       2.6
                                    CLASS B SHARES
Life of Fund(+)     55.8%      4.7%       51.0%     44.5%      7.9%
One Year            28.5       1.9        26.5      23.6       5.2
Year to Date        31.1       1.9        29.0      26.0       2.6
                                    CLASS C SHARES
Life of Fund(+)     55.8%      4.7%       51.0%     44.5%      7.9%
One Year            28.5       1.9        26.5      23.6       5.2
Year to Date        31.1       1.9        29.0      26.0       2.6

                                                                                Dow                                      Russell
          AVERAGE ANNUAL               Fund         Fund         Fund          Jones         Standard      Consumer      1000(R)
           TOTAL RETURN               Class A      Class B      Class C      Industrial      & Poor's       Price         Growth
              TABLE                   Shares       Shares       Shares       Average(3)       500(4)       Index(5)      Index(6)
          --------------              -------      -------      -------      ----------      --------      --------      --------
Life of Fund(+)                        16.6%        18.0%        19.6%          25.7%          28.1%         2.6%          26.5%

                                                   U.S.
          AVERAGE ANNUAL            Lipper       Treasury
           TOTAL RETURN             Growth         Bill
              TABLE                 Fund(9)      Index(8)
          --------------            -------      --------
Life of Fund(+)                      22.8%         4.4%

---------------

(+)  Since February 15, 1996 for Class A, B and C shares.

                      SMALL CAP FUND -- SEPTEMBER 30, 1997

                   Initial                      Income       Ending     Percentage      Ending       Percentage
     TOTAL         $10,000     Capital Gain   Dividends      Value       Increase       Value         Increase     Dow Jones
     RETURN       Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE           (1)        Reinvested       (2)          (1)          (1)           (1)            (1)        Average(3)
     ------       ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
                                                                CLASS A SHARES
Life of Fund(+)    $37,607       $229,569      $70,009      $337,185     3,271.9%      $357,753       3,477.5%      2,788.1%
Ten Years           11,240         18,189        4,396        33,825       238.3         35,898         259.0         316.4
Five Years          14,327          7,554        1,007        22,888       128.9         24,283         142.8         175.5
One Year            10,725            864          121        11,710        17.1         12,429          24.3          37.7
Year to Date        12,000              0            0        12,000        20.0         12,727          27.3          24.9
                                                                CLASS B SHARES
Life of Fund(++)   $13,522       $  4,432      $   794      $ 18,548        85.5%      $ 18,748          87.5%        128.7%
One Year            11,219            933          131        11,983        19.8         12,283          22.8          37.7
Year to Date        12,607              0            0        12,207        22.1         12,607          26.1          24.9
                                                                CLASS C SHARES
Life of Fund(++)   $13,505       $  4,434      $   795      $      *           *%      $ 18,734          87.3%        128.7%
One Year            11,221            935          131             *           *         12,287          22.9          37.7
Year to Date        12,612              0            0        12,512        25.1         12,612          26.1          24.9

                                                   Russell
     TOTAL        Standard   Consumer              1000(R)
     RETURN       & Poor's    Price     Wilshire    Growth
     TABLE         500(4)    Index(5)     4500     Index(6)
     ------       --------   --------   --------   --------
                               CLASS A SHARES
Life of Fund(+)   2,763.2%    350.3%         NA        NA
Ten Years           295.2      40.2       251.3%    292.6%
Five Years          156.8      14.1       148.8     145.3
One Year             40.4       2.2        32.1      36.3
Year to Date         29.6       1.6        27.5      28.5
                               CLASS B SHARES
Life of Fund(++)    124.3%      9.3%      101.5%    128.6%
One Year             40.4       2.2        32.1      36.3
Year to Date         29.6       1.6        27.5      28.5
                               CLASS C SHARES
Life of Fund(++)    124.3%      9.3%      101.5%    128.6%
One Year             40.4       2.2        32.1      36.3
Year to Date         29.6       1.6        27.5      28.5

                                                           Dow
     AVERAGE ANNUAL        Fund      Fund      Fund       Jones      Standard   Consumer                   Russell
      TOTAL RETURN        Class A   Class B   Class C   Industrial   & Poor's    Price      Wilshire    1000(R) Growth
         TABLE            Shares    Shares    Shares    Average(3)    500(4)    Index(5)      4500         Index(6)
     --------------       -------   -------   -------   ----------   --------   --------    --------    --------------
Life of Fund(+)            13.1%        *%        *%       12.5%       12.4%      5.4%          NA             NA
Life of Fund(++)              *      20.3      20.7        28.1        27.4       2.7         23.4%          28.2%
Ten Years                  13.0         *         *        15.3        14.7       3.4         13.4           14.7
Five Years                 18.0         *         *        22.5        20.8       2.7         20.0           19.7
One Year                   17.1      19.8      22.9        37.7        40.4       2.2         32.1           36.3

---------------
 (+) Since February 20, 1969 for Class A shares.
(++) Since May 31, 1994 for Class B and Class C shares.
NA - Not Available.

                      TECHNOLOGY FUND -- OCTOBER 31, 1997

                   Initial                      Income       Ending     Percentage      Ending       Percentage       Dow
     TOTAL         $10,000     Capital Gain   Dividends      Value       Increase       Value         Increase       Jones
     RETURN       Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE           (1)        Reinvested       (2)          (1)          (1)           (1)            (1)        Average(3)
     ------       ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
CLASS A SHARES
Life of Fund(+)    $55,343      $3,623,143     $665,479    $4,343,965    43,339.7%    $4,611,214      46,012.1%     34,104.0%
Ten Years           10,521          26,801        3,488        40,810       308.1         43,309         333.1         407.2
Five Years          12,434          10,959        1,138        24,531       145.3         26,035         160.4         161.4
One Year             9,405           1,635            0        11,040        10.4         11,711          17.1          25.8
Year to Date        10,330               0            0        10,330         3.3         10,960           9.6          17.2

CLASS B SHARES
Life of Fund(++)   $12,552      $    7,134     $    971    $   20,457       104.6%    $   20,657         106.6%        114.6%
One Year             9,820           1,771            0        11,296        13.0         11,591          15.9          25.8
Year to Date        10,876               0            0        10,476         4.8         10,876           8.8          17.2

CLASS C SHARES
Life of Fund(++)   $12,652      $    7,152     $    973    $        *           *%    $   20,777         107.8%        114.6%
One Year             9,836           1,762            0             *           *         11,598          16.0          25.8
Year to Date        10,878               0            0        10,778         7.8         10,878           8.8          17.2

                                        Russell
     TOTAL        Standard   Consumer   1000(R)
     RETURN       & Poor's    Price      Growth
     TABLE         500(4)    Index(5)   Index(6)
     ------       --------   --------   --------
CLASS A SHARES
Life of Fund(+)   41,183.2%   559.6%        NA
Ten Years            387.0     40.2      392.5%
Five Years           147.1     14.0      132.8
One Year              32.1      2.1       30.5
Year to Date          25.4      1.9       23.8
CLASS B SHARES
Life of Fund(++)     116.9%     9.6%     120.2%
One Year              32.1      2.1       30.5
Year to Date          25.4      1.9       23.8
CLASS C SHARES
Life of Fund(++)     116.9%     9.6%     120.2%
One Year              32.1      2.1       30.5
Year to Date          25.4      1.9       23.8

AVERAGE ANNUAL    Fund      Fund      Fund     Dow Jones    Standard   Consumer      Russell
 TOTAL RETURN    Class A   Class B   Class C   Industrial   & Poor's    Price     1000(R) Growth
    TABLE        Shares    Shares    Shares    Average(3)    500(4)    Index(5)      Index(6)
--------------   -------   -------   -------   ----------   --------   --------   --------------
Life of
Fund(+)           13.2%        *%        *%       12.6%       13.0%      3.9%            NA
Life of
 Fund(++)            *      23.3      23.8        25.0        25.4       2.7           26.0%
Ten Years         15.1         *         *        17.6        17.2       3.4           17.3
Five Years        19.7         *         *        21.2        19.8       2.7           18.4
One Year          10.4      13.0      16.0        25.8        32.1       2.1           30.5

---------------
 (+) Since September 7, 1948 for Class A shares.
(++) Since May 31, 1994 for Class B and Class C shares.
NA - Not Available.

                     TOTAL RETURN FUND -- OCTOBER 31, 1997

                   Initial      Capital       Income       Ending     Percentage      Ending       Percentage       Dow
     TOTAL         $10,000        Gain      Dividends      Value       Increase       Value         Increase       Jones
     RETURN       Investment   Dividends    Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE           (1)       Reinvested      (2)          (1)          (1)           (1)            (1)        Average(3)
     ------       ----------   ----------   ----------   ----------   ----------   ------------   ------------   ----------
                                                               CLASS A SHARES
Life of Fund(+)    $26,872      $169,595     $234,049     $430,516     4,205.2%      $457,048       4,470.5%      3,538.3%
Ten Years           14,765         7,446        9,220       31,431       214.3         33,342         233.4         407.2
Five Years          10,618         3,511        2,815       16,944        69.4         17,970          79.7         161.4
One Year             9,474         1,007          728       11,209        12.1         11,895          19.0          25.8
Year to Date        10,608             0          221       10,829         8.3         11,485          14.9          17.2

                                                               CLASS B SHARES
Life of Fund(++)   $12,262      $  1,918     $  1,601     $ 15,581        55.8%      $ 15,781          57.8%        114.6%
One Year            10,053         1,069          664       11,486        14.9         11,786          17.9          25.8
Year to Date        11,240             0          157       10,997        10.0         11,397          14.0          17.2

                                                               CLASS C SHARES
Life of Fund(++)   $12,272      $  1,922     $  1,645     $      *           *%      $ 15,839          58.4%        114.6%
One Year            10,053         1,068          671            *           *         11,792          17.9          25.8
Year to Date        11,239             0          161       11,300        13.0         11,400          14.0          17.2

                                        Russell
     TOTAL        Standard   Consumer   1000(R)     Lipper    Lehman Bros.
     RETURN       & Poor's    Price      Growth    Balanced   Gov't/Corp.
     TABLE         500(4)    Index(5)   Index(6)   Fund(11)    Index(12)
     ------       --------   --------   --------   --------   ------------
                                       CLASS A SHARES
Life of Fund(+)   3,978.3%    423.0%        NA     2,455.0%          *%
Ten Years           387.0      40.2      392.5%      231.5       140.9
Five Years          147.1      14.0      132.8        86.5        44.4
One Year             32.1       2.1       30.5        20.1         8.8
Year to Date         25.4       1.9       23.8        16.2         8.1
                                       CLASS B SHARES
Life of Fund(++)    116.9%      9.6%     120.2%       64.0%       33.4%
One Year             32.1       2.1       30.5        20.1         8.8
Year to Date         25.4       1.9       23.8        16.2         8.1
                                       CLASS C SHARES
Life of Fund(++)    116.9%      9.6%     120.2%       64.0%       33.4%
One Year             32.1       2.1       30.5        20.1         8.8
Year to Date         25.4       1.9       23.8        16.2         8.1

     AVERAGE
     ANNUAL         Fund      Fund      Fund     Dow Jones    Standard   Consumer      Russell        Lipper    Lehman Bros.
  TOTAL RETURN     Class A   Class B   Class C   Industrial   & Poor's    Price     1000(R) Growth   Balanced   Gov't/Corp.
      TABLE        Shares    Shares    Shares    Average(3)    500(4)    Index(5)      Index(6)      Fund(11)    Index(12)
  ------------     -------   -------   -------   ----------   --------   --------   --------------   --------   ------------
Life of Fund(+)     11.8%        *%        *%       11.3%       11.6%      5.0%            NA          10.1%           *%
Life of Fund(++)       *      13.9      14.4        25.0        25.4       2.7           26.0%         15.6          8.8
Ten Years           12.1         *         *        17.6        17.2       3.4           17.3          12.7          9.2
Five Years          11.1         *         *        21.2        19.8       2.7           18.4          13.3          7.6
One Year            12.1      14.9      17.9        25.8        32.1       2.1           30.5          20.1          8.8

---------------
 (+) Since March 2, 1964 for Class A shares.
(++) Since May 31, 1994 for Class B and Class C shares.

                     VALUE+GROWTH FUND -- NOVEMBER 30, 1997

                   Initial      Capital       Income       Ending     Percentage      Ending       Percentage
     TOTAL         $10,000        Gain      Dividends      Value       Increase       Value         Increase     Dow Jones
     RETURN       Investment   Dividends    Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE           (1)       Reinvested      (2)          (1)          (1)           (1)            (1)        Average(3)
     ------       ----------   ----------   ----------   ----------   ----------   ------------   ------------   ----------
                                                      CLASS A SHARES
Life of Fund(+)    $14,503        $123         $897       $15,523        55.2%       $16,471          64.7%         71.0%
One Year            10,640          90          658        11,388        13.9         12,083          20.8          22.2
Year to Date        11,622           0            0        11,622        16.2         12,327          23.3          23.4

                                                      CLASS B SHARES
Life of Fund(+)    $15,126        $129         $945       $15,900        59.0%       $16,200          62.0%         71.0%
One Year            11,201          96          699        11,696        17.0         11,996          20.0          22.2
Year to Date        12,240           0            0        11,840        18.4         12,240          22.4          23.4

                                                      CLASS C SHARES
Life of Fund(+)    $15,126        $129         $945       $     *           *%       $16,200          62.0%         71.0%
One Year            11,191          96          699             *           *         11,986          19.9          22.2
Year to Date        12,230           0            0        12,130        21.3         12,230          22.3          23.4

                                        Russell                U.S.
     TOTAL        Standard   Consumer   1000(R)    Lipper    Treasury
     RETURN       & Poor's    Price      Growth    Growth      Bill
     TABLE         500(4)    Index(5)   Index(6)   Fund(9)   Index(8)
     ------       --------   --------   --------   -------   --------
                                    CLASS A SHARES
Life of Fund(+)     70.9%      5.5%       66.0%     51.6%      10.7%
One Year            28.5       1.9        26.5      23.6        5.2
Year to Date        31.1       1.9        29.0      26.0        2.6
                                    CLASS B SHARES
Life of Fund(+)     70.9%      5.5%       66.0%     51.6%      10.7%
One Year            28.5       1.9        26.5      23.6        5.2
Year to Date        31.1       1.9        29.0      26.0        2.6
                                    CLASS C SHARES
Life of Fund(+)     70.9%      5.5%       66.0%     51.6%      10.7%
One Year            28.5       1.9        26.5      23.6        5.2
Year to Date        31.1       1.9        29.0      26.0        2.6

                                                    Dow                             Russell                U.S.
 AVERAGE ANNUAL     Fund      Fund      Fund       Jones      Standard   Consumer   1000(R)    Lipper    Treasury
  TOTAL RETURN     Class A   Class B   Class C   Industrial   & Poor's    Price      Growth    Growth      Bill
     TABLE         Shares    Shares    Shares    Average(3)    500(4)    Index(5)   Index(6)   Fund(9)   Index(8)
 --------------    -------   -------   -------   ----------   --------   --------   --------   -------   --------
Life of Fund(+)     22.9%     24.3%     25.4%       28.6%       28.6%      2.5%       27.5%     21.6%      4.9%

---------------
(+) Since October 16, 1995 for Class A, B and C shares.

                            FOOTNOTES FOR ALL FUNDS
 (1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently, see "Redemption or Repurchase of Shares" in the prospectus. No adjustments were made to Class C shares. Amounts were adjusted for Class C shares for the contingent deferred sales charge that may be imposed for periods less than one year.
 (2) Includes short-term capital gain dividends, if any.
 (3) The Dow Jones Industrial Average is an unmanaged weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
 (4) The Standard & Poor's 500 Stock Index is an unmanaged unweighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
 (5) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.
 (6) The Russell 1000(R) Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.
 (7) The Lipper Growth and Income Fund Index is a net asset value weighted index of the performance of certain mutual funds tracked by Lipper Analytical Services, Inc. The largest mutual funds within the Lipper "growth and income investment" objective category are included in the index. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.
 (8) The U.S. Treasury Bill Index is an unmanaged index based on the average monthly yield of Treasury Bills maturing in 6 months. Source is Towers Data Systems.
 (9) The Lipper Growth Fund Index is a net asset value weighted index of the performance of certain mutual funds tracked by Lipper Analytical Services, Inc. The largest mutual funds within the Lipper "growth investment" objective category are included in the index. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales changes. Source is Towers Data Systems.
(10) The Wilshire 4500 Index Trust is a capitalization-weighted index, including all of the securities in the Wilshire 5000 Index with the exception of the S&P 500 securities.
(11) The Lipper Balanced Fund Index is a net asset value weighted index of the performance of certain mutual funds tracked by Lipper Analytical Services, Inc., New York, New York. The largest mutual funds within the Lipper "balanced investment" objective category are included in the index. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.
(12) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year to maturity are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc., BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service. This index is unmanaged. Source is Towers Data Systems.
(13) The Russell 3000(R) Index is an unmanaged index comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stocks trade in the U.S. This portfolio of securities represents approximately 98 percent of the investable U.S. equity market.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund, such as the Total Return Fund, to the performance of a hypothetical portfolio weighted 60% in the Standard & Poor's 500 Stock Index (an unmanaged index generally representative of the U.S. stock market) and 40% in the Lehman Brothers Government/ Corporate Bond Index (an unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities). See the footnotes above for a more complete description of these indexes. The Total Return Fund may invest in both equity and fixed income securities. The percentage of assets invested in each type of security will vary from time to time in the discretion of the Fund's investment manager and will not necessarily approximate the 60%/40% weighting of this hypothetical index.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

The following tables illustrate an assumed $10,000 investment in Class A shares of each Fund, which includes the current maximum sales charge of 5.75%, with income and capital gain dividends reinvested in additional shares. Each table covers the period from commencement of operations of the Fund to December 31, 1997.

--------------------------------------------------------------------------------
                       AGGRESSIVE GROWTH FUND (12/31/96)

              DIVIDENDS
                       ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
1996      $  0          $  0       $ 9,425        $  0         $  0      $ 9,425
1997       546             0        11,994         577            0       12,571
--------------------------------------------------------------------------------

                           BLUE CHIP FUND (11/23/87)

              DIVIDENDS
                       ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
1987     $    0        $    0      $ 9,519      $     0       $    0     $ 9,519
1988        339             0        8,545          342            0       8,887
1989        220             0       10,650          659            0      11,309
1990        134             0       10,776          806            0      11,582
1991        531           712       14,284        1,657          786      16,727
1992        185             0       13,949        1,810          768      16,527
1993        897           374       13,392        2,647        1,118      17,157
1994        269            27       12,472        2,733        1,068      16,273
1995      1,201           714       14,932        4,497        2,006      21,435
1996      3,027         1,993       15,517        7,743        4,112      27,372
1997      3,455           928       17,057       12,023        5,466      34,546
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              GROWTH FUND (4/4/66)

                    DIVIDENDS                  CUMULATIVE VALUE OF SHARES ACQUIRED
              ANNUAL         ANNUAL                                REINVESTED
   YEAR       INCOME      CAPITAL GAIN                REINVESTED    CAPITAL
  ENDED      DIVIDENDS     DIVIDENDS      INITIAL       INCOME        GAIN       TOTAL
  12/31     REINVESTED*    REINVESTED    INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
----------------------------------------------------------------------------------------
   1966       $     0       $     0       $ 8,920      $      0     $      0    $  8,916
   1967            75           954        13,165            77          984      14,220
   1968           121         1,278        15,103           211        2,371      17,684
   1969           242           836        12,897           410        2,862      16,168
   1970           306             0        12,137           726        2,692      15,548
   1971           313           652        13,794         1,143        3,757      18,692
   1972           280           765        13,907         1,419        4,544      19,876
   1973           322             0        11,089         1,471        3,622      16,174
   1974           384             0         7,779         1,383        2,541      11,698
   1975           368             0        10,809         2,295        3,530      16,626
   1976           376             0        13,689         3,303        4,471      21,452
   1977           383             0        13,757         3,715        4,495      21,963
   1978           661           572        15,439         4,827        5,613      25,879
   1979           852         3,998        18,775         6,772       10,900      36,439
   1980         1,097         5,842        23,439         9,656       19,407      52,502
   1981         1,053         2,201        19,253         8,955       18,257      46,465
   1982         1,364         1,691        23,346        12,515       24,081      59,942
   1983         4,257         5,471        25,476        17,849       31,659      74,984
   1984         1,772         6,113        20,973        16,409       32,242      69,624
   1985         2,313         8,923        22,822        20,376       45,166      88,364
   1986         3,785        22,963        18,803        20,481       60,930     100,214
   1987        12,643        22,692        13,065        26,916       65,975     105,956
   1988         3,977             0        13,963        32,949       70,505     117,417
   1989         2,844             0        17,907        45,201       90,420     153,528
   1990         2,898         6,132        17,495        47,095       94,866     159,456
   1991         7,496         5,963        27,552        82,490      156,017     266,059
   1992           542           542        27,009        81,412      153,492     261,913
   1993         1,631        16,494        25,552        78,674      161,958     266,184
   1994             0         3,505        23,701        72,977      153,770     250,448
   1995         8,987        24,887        27,981        95,333      206,954     330,268
   1996        30,446        65,524        24,393       113,668      246,187     384,248
   1997        37,100        24,439        24,467       152,226      272,111     448,804

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         QUANTITATIVE EQUITY (2/15/96)

                 DIVIDENDS             CUMULATIVE VALUE OF SHARES ACQUIRED
                          ANNUAL
            ANNUAL       CAPITAL                             REINVESTED
 YEAR       INCOME         GAIN                 REINVESTED     CAPITAL
 ENDED     DIVIDENDS    DIVIDENDS    INITIAL      INCOME        GAIN       TOTAL
 12/31    REINVESTED*   REINVESTED  INVESTMENT   DIVIDENDS*   DIVIDENDS    VALUE

--------------------------------------------------------------------------------
 1996        $188          $  0      $10,694        $189         $  0    $10,883
 1997         333           202       12,411         556          204     13,171

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SMALL CAP FUND (2/20/69)

               DIVIDENDS
                        ANNUAL           CUMULATIVE VALUE OF SHARES ACQUIRED
          ANNUAL       CAPITAL                               REINVESTED
YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31   REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
----------------------------------------------------------------------------------
1969      $   94       $     0      $ 9,179      $    95      $      0    $  9,274
1970         172             0        8,924          275             0       9,199
1971         117           243       10,868          463           267      11,598
1972         121           634       10,925          583           890      12,398
1973         193             0        7,745          615           631       8,991
1974         197             0        4,953          585           403       5,941
1975         192             0        7,585        1,096           618       9,299
1976         162             0        9,915        1,605           808      12,328
1977         223             0       10,981        2,007           895      13,883
1978         358         1,527       11,548        2,469         2,471      16,488
1979       1,455         1,845       14,009        4,521         4,932      23,462
1980       1,770         1,232       18,670        7,745         7,771      34,186
1981         829         1,607       16,916        7,931         8,811      33,658
1982         657         1,201       20,472       10,389        12,108      42,969
1983       1,386         3,307       23,170       13,087        16,875      53,132
1984       1,082             0       20,934       12,916        15,247      49,097
1985       1,217         1,482       25,386       17,035        20,161      62,582
1986         581        11,279       24,104       16,782        30,928      71,814
1987       5,059        17,848       15,990       16,510        39,485      71,985
1988       1,062             0       16,982       18,656        41,931      77,569
1989       2,370             0       20,896       25,344        51,599      97,839
1990       1,325         6,405       18,019       23,288        51,425      92,732
1991       4,370         7,283       27,925       40,971        87,829     156,725
1992           0        12,972       25,613       37,580        93,726     156,919
1993         578         9,825       28,161       41,914       113,195     183,270
1994           0        10,437       25,566       38,053       113,583     177,202
1995       7,520        26,809       28,303       50,068       154,057     232,428
1996       2,709        19,351       29,548       55,007       180,376     264,931
1997         845        33,380       31,574       59,670       227,911     319,155

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            TECHNOLOGY FUND (9/7/48)

                 DIVIDENDS             CUMULATIVE VALUE OF SHARES ACQUIRED
                         ANNUAL
            ANNUAL       CAPITAL                        REINVESTED
   YEAR     INCOME        GAIN               REINVESTED   CAPITAL
  ENDED    DIVIDENDS    DIVIDENDS   INITIAL    INCOME      GAIN       TOTAL
  12/31   REINVESTED*   REINVESTED INVESTMENT DIVIDENDS* DIVIDENDS    VALUE

------------------------------------------------------------------------------
   1948     $      0   $      0   $10,127   $      0   $        0   $   10,127
   1949          305        112    10,907        354          125       11,386
   1950          618        510    12,490      1,046          659       14,195
   1951          722        569    13,608      1,870        1,312       16,790
   1952          700        303    15,158      2,854        1,779       19,791
   1953          812        595    14,325      3,494        2,292       20,111
   1954          962      1,308    22,406      6,656        5,050       34,112
   1955        1,129      1,681    24,367      8,426        7,310       40,103
   1956        1,286      1,973    24,873      9,890        9,466       44,229
   1957        1,362      2,109    20,485      9,344        9,912       39,741
   1958        1,356      1,883    29,557     15,178       16,404       61,139
   1959        1,430      2,771    34,283     19,144       22,002       75,429
   1960        1,591      3,018    32,615     19,858       24,191       76,664
   1961        1,498      3,620    37,426     24,332       31,506       93,264
   1962        1,482      2,766    29,367     20,530       27,753       77,650
   1963        1,686      3,388    32,152     24,207       33,809       90,168
   1964        2,026      3,949    34,220     27,804       39,936      101,960
   1965        2,279      5,209    41,983     36,626       54,459      133,068
   1966        2,421      7,556    36,878     34,531       56,060      127,469
   1967        2,347     16,506    43,123     42,726       83,106      168,955
   1968        2,661     29,453    38,354     40,541      104,411      183,306
   1969        4,067     15,134    30,970     36,388       98,699      166,057
   1970        4,576      2,306    29,156     39,278       95,450      163,884
   1971        4,307      7,228    31,519     46,839      111,044      189,402
   1972        3,573      9,256    32,320     51,550      123,411      207,281
   1973        4,092          0    26,202     45,665      100,050      171,917
   1974        5,036          0    19,704     38,853       75,239      133,796
   1975        5,503          0    26,160     57,435       99,889      183,484
   1976        5,671          0    31,983     76,277      122,122      230,382

                DIVIDENDS             CUMULATIVE VALUE OF SHARES ACQUIRED
                        ANNUAL
            ANNUAL      CAPITAL                          REINVESTED
   YEAR     INCOME       GAIN                REINVESTED   CAPITAL
  ENDED    DIVIDENDS   DIVIDENDS   INITIAL     INCOME       GAIN        TOTAL
  12/31   REINVESTED*  REINVESTED INVESTMENT  DIVIDENDS* DIVIDENDS      VALUE
------------------------------------------------------------------------------
   1977     $  6,134   $  3,081   $30,127   $ 78,198   $  118,387   $  226,712
   1978        8,346      6,127    34,852     99,253      143,347      277,452
   1979        8,825     14,677    42,911    132,292      192,861      368,064
   1980       11,331     22,789    59,831    198,060      293,649      551,540
   1981       12,949     29,973    46,878    166,926      259,055      472,859
   1982       15,945     18,664    53,122    207,300      312,576      572,998
   1983       22,078     88,219    53,165    228,712      402,902      684,779
   1984       18,122     67,505    44,050    206,394      401,017      651,461
   1985       11,304     43,186    51,561    253,748      516,719      822,028
   1986       11,483    185,857    46,920    240,583      653,079      940,582
   1987       28,099    200,645    38,481    222,331      744,271    1,005,083
   1988       25,656     56,631    36,414    236,256      763,523    1,036,193
   1989       35,011     36,281    42,828    314,484      935,927    1,293,237
   1990       25,588     29,491    41,138    327,604      930,196    1,298,939
   1991       18,709    328,427    47,131    395,051    1,432,891    1,875,073
   1992            0    216,548    41,055    344,122    1,467,648    1,852,825
   1993            0    127,584    42,953    360,038    1,666,453    2,069,449
   1994            0    304,928    41,308    346,245    1,916,846    2,304,399
   1995      164,768    336,598    49,199    591,597    2,649,098    3,289,894
   1996            0    594,714    50,496    607,192    3,305,808    3,963,496
   1997       29,776    678,228    44,805    569,410    3,631,208    4,245,423

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           TOTAL RETURN FUND (3/2/64)

            DIVIDENDS                    CUMULATIVE VALUE OF SHARES ACQUIRED
              ANNUAL         ANNUAL                                REINVESTED
   YEAR       INCOME      CAPITAL GAIN                REINVESTED    CAPITAL
  ENDED      DIVIDENDS     DIVIDENDS      INITIAL       INCOME        GAIN       TOTAL
  12/31     REINVESTED*    REINVESTED    INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
---------------------------------------------------------------------------------------------
   1964       $   286       $    36       $ 9,775      $    280     $     35    $ 10,090
   1965           485            75        10,249           788          113      11,150
   1966           498           133         9,337         1,195          238      10,770
   1967           528           533        10,367         1,854          821      13,042
   1968           576           934        11,552         2,685        1,869      16,106
   1969           705           186         9,608         2,880        1,734      14,222
   1970           787            91         9,977         3,851        1,899      15,727
   1971           798           308        10,806         4,991        2,382      18,179
   1972           913           475        11,102         6,040        2,937      20,079
   1973         1,095             0         9,502         6,202        2,514      18,218
   1974         1,164             0         7,370         5,841        1,950      15,161
   1975         1,251             0         9,324         8,721        2,467      20,512
   1976         1,412             0        11,920        12,712        3,153      27,785
   1977         1,580           689        11,517        13,873        3,777      29,167
   1978         1,997         2,026        11,173        15,386        5,733      32,292
   1979         2,493         3,239        12,547        19,958        9,982      42,487
   1980         3,872         2,955        15,545        29,058       15,524      60,127
   1981         2,893         2,272        14,278        29,458       16,532      60,268
   1982         4,254         2,803        15,771        37,194       21,076      74,041
   1983         8,825         3,719        16,256        47,149       25,542      88,947
   1984         4,093         1,005        15,142        48,081       24,798      87,961
   1985         5,472         2,977        17,891        62,603       32,510     113,004
   1986         6,471        12,816        18,069        69,383       45,459     132,911
   1987         5,213         3,478        16,564        67,975       45,219     129,758
   1988         7,763             0        16,991        77,756       46,384     141,131
   1989         7,619             0        19,432        96,645       53,047     169,124
   1990        10,289             0        19,029       105,091       51,947     176,067
   1991         8,001         6,055        24,999       146,974       74,795     246,768
   1992         6,616         9,754        23,957       147,512       81,449     252,918
   1993        10,120        22,863        23,578       155,228      103,420     282,226
   1994         6,437             0        20,901       143,755       91,675     256,331
   1995        12,811        11,545        24,265       179,922      118,210     322,467
   1996        23,184        34,012        23,886       200,221      150,791     374,858
   1997        31,868        39,103        23,934       232,013      190,663     446,610

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          VALUE+GROWTH FUND (10/16/95)

            DIVIDENDS                    CUMULATIVE VALUE OF SHARES ACQUIRED
              ANNUAL         ANNUAL                                REINVESTED
   YEAR       INCOME      CAPITAL GAIN                REINVESTED    CAPITAL
  ENDED      DIVIDENDS     DIVIDENDS      INITIAL       INCOME        GAIN       TOTAL
  12/31     REINVESTED*    REINVESTED    INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------------------
   1995        $  0           $  0        $10,030       $    0        $  0      $10,030
   1996         724             99         11,766          727         100       12,593
   1997         372            159         14,146        1,252         282       15,680

--------------------------------------------------------------------------------

* Includes short-term capital gain dividends.

The following tables compare the performance of the Class A shares of the Funds over various periods with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

AGGRESSIVE GROWTH FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                       CAPITAL APPRECIATION
                                              FUNDS
                                      ----------------------
One Year (Period ended
  12/31/97).......................          24 of 231

The Lipper Capital Appreciation Fund category includes funds which aim to maximize capital appreciation.

BLUE CHIP FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                         GROWTH & INCOME
                                              FUNDS
                                      ----------------------
Ten Year (Period ended
  12/31/97).......................          117 of 136
Five Year (Period ended
  12/31/97).......................          186 of 240
One Year (Period ended
  12/31/97).......................          361 of 611

The Lipper Growth & Income Funds category includes funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

GROWTH FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                           GROWTH FUNDS
                                      ----------------------
Ten Years (Period ended
  12/31/97).......................          115 of 181
Five Years (Period ended
  12/31/97).......................          293 of 311
One Year (Period ended
  12/31/97).......................          709 of 820

The Lipper Growth Funds category includes funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

QUANTITATIVE FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                           GROWTH FUNDS
                                      ----------------------
One Year (Period ended
  12/31/97).......................          602 of 820

The Lipper Growth Funds category includes funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

SMALL CAP FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                        SMALL CAP COMPANY
                                           GROWTH FUNDS
                                      ----------------------
Ten Years (Period ended
  12/31/97).......................          35 of  56
Five Years (Period ended
  12/31/97).......................          85 of 138
One Year (Period ended
  12/31/97).......................          251 of 466

The Lipper Small Company Growth Fund category includes funds which by prospectus or portfolio practice limit their investments to companies on the basis of the size of the company.

TECHNOLOGY FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                            SCIENCE &
                                         TECHNOLOGY FUNDS
                                      ----------------------
Ten Years (Period ended
  12/31/97).......................           11 of 12
Five Years (Period ended
  12/31/97).......................           10 of 15
One Year (Period ended
  12/31/97).......................           31 of 57

The Lipper Science & Technology Funds category includes funds which invest 65% of their equity portfolio in science and technology stocks.

TOTAL RETURN FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                          BALANCED FUNDS
                                      ----------------------
Ten Years (Period ended
  12/31/97).......................          21 of  48
Five Years (Period ended
  12/31/97).......................          78 of 109
One Year (Period ended
  12/31/97).......................          173 of 350

The Lipper Balanced Fund category includes funds whose primary objectives are to conserve principal by maintaining at all times a balanced portfolio of both stock and bonds. Typically, the stock/bond ratio ranges around 60% to 40%.

VALUE + GROWTH FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                         GROWTH & INCOME
                                      ----------------------
One Year (Period ended
  12/31/97).......................          449 of 611

The Lipper Growth & Income Fund category includes funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

OFFICERS AND TRUSTEES

The officers and trustees of the Funds, their birthdates, their principal occupations and their affiliations, if any, with Scudder Kemper, the investment manager, and KDI, the principal underwriter, are listed below. All persons named as trustees also serve in similar capacities for other funds advised by Scudder Kemper.

ALL FUNDS:

DAVID W. BELIN (6/20/28), Trustee, 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Lamson McCormick Zumbach Flynn, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee, 7515 Pelican Bay Boulevard, Naples, Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); prior thereto, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director; Bethlehem Steel Corp.

DANIEL PIERCE (3/18/34), Trustee*, 345 Park Avenue, New York, New York; Chairman of the Board and Managing Director, Scudder Kemper; Director, Fiduciary Trust Company and Fiduciary Company Incorporated.

WILLIAM P. SOMMERS (7/22/33), Trustee, 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider), prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm) (retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

EDMOND D. VILLANI (3/4/47), Trustee*, 345 Park Avenue, New York, New York; President, Chief Executive Officer and Managing Director, Scudder Kemper.

MARK S. CASADY (9/21/60), President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

JERALD K. HARTMAN (3/1/33), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

STEVEN H. REYNOLDS (9/11/43), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President and Chief Investment
Officer -- Equities, Scudder Kemper.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

PHILIP J. COLLORA (11/15/45), Vice President, Treasurer and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, Scudder Kemper.

JOHN R. HEBBLE (6/27/58), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper; Vice President, KDI.

AGGRESSIVE GROWTH FUND & SMALL CAP FUND:

KURT R. STALZER (5/1/58), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Scudder Kemper; formerly, senior portfolio manager with an unaffiliated investment management firm.

BLUE CHIP FUND:

TRACY McCORMICK CHESTER (9/27/54), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Scudder Kemper;

formerly, Portfolio Manager for Fiduciary Management; prior thereto, independent consultant managing private accounts.

QUANTITATIVE FUND & VALUE+GROWTH FUND:

DANIEL J. BUKOWSKI (5/6/63), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Director of Quantitative Research, Scudder Kemper.

TOTAL RETURN FUND:

GARY A. LANGBAUM (12/16/48), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, Scudder Kemper.
---------------
* Interested persons of the Fund as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's 1997 fiscal year except that the information in the last column is for calendar year 1997.

                                                          AGGREGATE COMPENSATION FROM FUND
                                                   ----------------------------------------------
                                                                    BLUE
                 NAME OF TRUSTEE                   AGGRESSIVE(A)    CHIP    GROWTH   QUANTITATIVE
                 ---------------                   -------------    ----    ------   ------------
David W. Belin*..................................      $  0        $3,400   $9,400       $800
Lewis A. Burnham.................................      $  0        $2,300   $5,200       $500
Donald L. Dunaway*...............................      $  0        $3,700   $9,300       $900
Robert B. Hoffman................................      $  0        $2,300   $5,200       $500
Donald R. Jones..................................      $  0        $2,400   $5,600       $500
Shirley D. Peterson..............................      $  0        $2,200   $5,300       $500
William P. Sommers...............................      $  0        $2,200   $5,100       $500

                                                                                        TOTAL COMPENSATION
                                                    AGGREGATE COMPENSATION FROM FUND      FROM FUND AND
                                                   ----------------------------------      KEMPER FUND
                                                   SMALL              TOTAL    VALUE+        COMPLEX
                 NAME OF TRUSTEE                    CAP      TECH    RETURN    GROWTH   PAID TO TRUSTEES**
                 ---------------                   -----     ----    ------    ------   ------------------
David W. Belin*..................................  $6,500   $7,400   $10,100   $1,500        $168,100
Lewis A. Burnham.................................  $3,800   $4,000   $ 5,600   $1,000        $117,800
Donald L. Dunaway*...............................  $6,400   $7,000   $ 9,800   $1,700        $162,700
Robert B. Hoffman................................  $3,800   $4,000   $ 5,600   $1,000        $109,400
Donald R. Jones..................................  $4,000   $4,100   $ 5,800   $1,000        $114,200
Shirley D. Peterson..............................  $3,700   $3,900   $ 5,400   $1,000        $114,000
William P. Sommers...............................  $3,600   $3,800   $ 5,300   $1,000        $109,400

---------------

(a) No compensation for services as fee schedule not established. It is anticipated that a fee schedule will be established in the future.

 * Includes deferred fees and interest thereon pursuant to deferred compensation agreements with Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred amounts and interest accrued through each Fund's fiscal year are $0, $15,600, $65,900, $800, $42,600, $57,700, $77,500 and
    $1,500 for Mr. Belin and $0, $14,600, $44,400, $900, $26,700, $34,900,
    $50,200 and $1,700 for Mr. Dunaway for the Aggressive, Blue Chip, Growth, Quantitative, Small Cap, Technology, Total Return and Value+Growth Funds, respectively.

** Includes compensation for service on the boards of 25 Kemper funds with 41 fund portfolios. Each trustee currently serves as a trustee of 26 Kemper funds with 46 fund portfolios.

As of January 7, 1998, except for Steven H. Reynolds, who beneficially owned
2.01 percent of the Aggressive Growth Fund, and William M. Knapp, who beneficially owned 1.31 percent of the Quantitative Fund, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund and no person owned of record 5% or more of the outstanding shares of any class of any Fund, except the persons indicated in the chart below.

        NAME AND ADDRESS          % OWNED          FUND          CLASS
        ----------------          -------          ----          -----
 ** Scudder Kemper Investments,    23.86       Quantitative        A
    Inc. .......................
    Accounting Department
    222 S. Riverside Plaza
    Chicago, IL 60606
  * NFSC........................    6.32       Aggressive          A
    One World Financial Center
    200 Liberty Street, 4th
    Floor
    New York, NY 10281-1003
 ** Scudder Kemper Investments,    32.62       Quantitative        B
    Inc. .......................
    Accounting Department
    222 S. Riverside Plaza
    Chicago, IL 60606
  * BHC Securities, Inc. .......    5.31       Quantitative        B
    One Commerce Square
    2005 Market Street
    Suite 1200
    Philadelphia, PA 19103
  * NFSC........................    6.25       Aggressive          B
    One World Financial Center
    200 Liberty Street, 4th
    Floor
    New York, NY 10281-1003
  * PaineWebber.................    9.45       Aggressive          B
    Mutual Fund Department
    1000 Harbor Blvd.
    8th Floor
    Weehawken, NJ 07087-6727
  * BHC Securities, Inc. .......    5.50       Aggressive          B
    One Commerce Square
    2005 Market Street
    Suite 1200
    Philadelphia, PA 19103

        NAME AND ADDRESS          % OWNED          FUND          CLASS
        ----------------          -------          ----          -----
  * Edward D. Jones & Co. ......    6.58       Technology          C
    201 Progress Parkway
    Maryland Hts, MO 63043-3009
  * MLPFSS......................    5.11       Small Cap           C
    4800 Deer Lake Dr. East
    3rd Floor
    Jacksonville, FL 32246
 ** Scudder Kemper Investments,    72.01       Quantitative        C
    Inc. .......................
    Accounting Department
    222 S. Riverside Plaza
    Chicago, IL 60606
 ** John E. Susong..............    8.10       Quantitative        C
    7181 Chagrin Rd.
    Chagrin Falls, OH 44023
  * NFSC........................    9.53       Aggressive          C
    One World Financial Center
    200 Liberty Street, 4th
    Floor
    New York, NY 10281-1003
  * PaineWebber.................    5.46       Aggressive          C
    Mutual Fund Department
    1000 Harbor Blvd.
    8th Floor
    Weehawken, NJ 07087-6727
  * PaineWebber FBO.............    8.79       Aggressive          C
    Michael Sequall
    13835 North 107th Street
    Longmont, CO 80501
 ** Wolf C. Neumann, M.D. ......    5.18       Aggressive          C
    3400 Goltingen
    Karl - Grueneklee - STR 4C
    Germany
  * NFSC........................    5.21       Value+Growth        C
    One World Financial Center
    200 Liberty Street, 4th
    Floor
    New York, NY 10281-1003
    BT Alex Brown Incorporated..    9.89       Value+Growth        C
    P.O. Box 1346
    Baltimore, MD 21203

        NAME AND ADDRESS          % OWNED          FUND          CLASS
        ----------------          -------          ----          -----
    Scudder Kemper Retirement     100           Technology        I
    Plans.......................  100           Total Return      I
    222 S. Riverside Plaza        100           Growth            I
    Chicago, IL 60606             100           Small Cap         I
                                  100           Quantitative      I
                                  100           Blue Chip         I

---------------
 * Record and beneficial owner.
** Record owner only.

SHAREHOLDER RIGHTS

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

                 APPENDIX--RATINGS OF FIXED INCOME INVESTMENTS

                   STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PORTFOLIO OF INVESTMENTS

                                                                       EXHIBIT C

FINANCIAL STATEMENTS FOR THE BLUE CHIP FUND

KEMPER BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1998 (unaudited)
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS                                                           NUMBER OF SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------------
    BASIC INDUSTRIES--6.2%                   Bowater, Inc.                                  120,000        $  6,713
                                             Imperial Chemical Industries, PLC              140,000          10,176
                                             Monsanto Co.                                   120,000           6,345
                                             PPG Industries                                 140,000           9,896
                                             Weyerhaeuser Co.                                75,000           4,322
                                             --------------------------------------------------------------------------
                                                                                                             37,452
-----------------------------------------------------------------------------------------------------------------------
    CAPITAL GOODS--9.5%                      Corning, Inc.                                  160,000           6,400
                                             Emerson Electric Co.                            80,900           5,147
                                             General Electric Co.                           100,400           8,547
                                             General Motors Corp.--Class H                  165,000           9,116
                                             Raytheon Co.                                   149,368           8,243
                                             Sundstrand Corp.                                85,000           5,870
                                             Textron, Inc.                                  120,000           9,390
                                             U.S. Industries                                175,000           4,747
                                             --------------------------------------------------------------------------
                                                                                                             57,460
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER CYCLICALS--11.6%             (a)CBS Corp.                                      200,000           7,125
                                          (a)Consolidated Stores Corp.                      190,000           7,600
                                             J.C. Penney, Inc.                              100,000           7,106
                                             May Department Stores Co.                      111,700           6,890
                                          (a)Mirage Resorts, Inc.                           220,000           4,854
                                             Newell Co.
                                              common stock                                  105,000           5,073
                                              convertible preferred                          62,000           3,550
                                          (a)Proffitt's, Inc.                               150,000           5,963
                                             R.R. Donnelley & Sons Co.                      199,000           8,768
                                          (a)Univision Communications, Inc.                 176,900           6,777
                                             Walt Disney Co.                                 50,000           6,216
                                             --------------------------------------------------------------------------
                                                                                                             69,922
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER DURABLES--4.4%                  Federal-Mogul Corp.
                                               common stock                                  40,000           2,588
                                               convertible preferred                         80,000           5,750
                                             Goodyear Tire & Rubber Co.                     113,200           7,924
                                             Stanley Works                                  198,500          10,161
                                             --------------------------------------------------------------------------
                                                                                                             26,423
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--6.9%                   Dial Corp.                                     341,500           8,324
                                             H.J. Heinz Co.                                  80,000           4,360
                                             International Flavors & Fragrances             100,000           4,894
                                             Kimberly-Clark Corp.                           135,000           6,851
                                             McCormick & Co.                                270,000           9,248
                                          (a)MGM Grand                                      143,200           4,833
                                             Procter & Gamble Co.                            39,000           3,205
                                             --------------------------------------------------------------------------
                                                                                                             41,715

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
    ENERGY--9.1%                             Atlantic Richfield Co.                         110,000        $  8,580
                                             Chevron Corp.                                   90,000           7,442
                                             Enron Corp.                                    160,000           7,870
                                             Exxon Corp.                                     75,000           5,470
                                             Halliburton Co.                                 60,000           3,300
                                             Mobil Corp.                                    112,600           8,895
                                             Texaco                                         140,000           8,610
                                             Unocal Corp.                                   111,000           4,544
                                             --------------------------------------------------------------------------
                                                                                                             54,711
-----------------------------------------------------------------------------------------------------------------------
    FINANCE--18.3%                           American Express Co.                            22,000           2,244
                                             American General Corp.                         155,000          10,327
                                             AmSouth Bancorporation                          60,000           3,742
                                             Beneficial Corp.                                20,000           2,608
                                             Boston Properties Inc.                         158,600           5,244
                                             CIGNA Corp.                                     56,200          11,630
                                             Compass Bancshares                              99,200           4,811
                                             Equity Residential Properties Trust             70,000           3,439
                                             Federal National Mortgage Association           75,000           4,491
                                             First Chicago NBD Corp.                         30,000           2,786
                                             Fleet Financial Group, Inc.                     28,800           2,488
                                             General Growth Properties, Inc.                 84,800           3,042
                                             Jefferson-Pilot Corp.                          165,000           9,683
                                             KeyCorp                                        115,000           4,564
                                             Lincoln National Corp.                          70,000           6,217
                                             Mellon Bank Corp.                               45,000           3,240
                                             NationsBank                                     50,000           3,788
                                             Summit Bancorp                                  50,000           2,506
                                             Torchmark Corp.                                230,000          10,249
                                             Travelers Group                                 50,000           3,059
                                             Washington Mutual, Inc.                         85,400           5,983
                                             Wells Fargo & Co.                               10,000           3,685
                                             --------------------------------------------------------------------------
                                                                                                            109,826
-----------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--8.9%                        ALZA Corp.                                      40,000           1,917
                                             Abbott Laboratories                             85,000           6,216
                                             American Home Products Corp.                   105,000           9,778
                                             Baxter International, Inc.                     145,000           8,038
                                             Bristol-Myers Squibb Co.                        57,000           6,035
                                          (a)Crescendo Pharmaceutical Corp.                   6,182              77
                                          (a)HEALTHSOUTH Corp.                              155,000           4,679
                                             McKesson Corp.
                                               common stock                                  20,000           1,414
                                               convertible preferred                         30,000           2,929
                                             Schering-Plough Corp.                           90,200           7,227
                                          (a)Wellpoint Health Networks                       68,100           4,912
                                             --------------------------------------------------------------------------
                                                                                                             53,222

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF SHARES                                              VALUE
-----------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--13.1%                        Alcatel Alsthom                                195,000        $  7,069
                                          (a)Cadence Design Systems                         100,000           3,631
                                          (a)Cisco Systems                                   45,000           3,296
                                             Computer Sciences Corp.                         60,000           3,165
                                          (a)Gartner Group                                  130,000           4,306
                                             Harris Corp.                                   110,000           5,321
                                             Hewlett-Packard Co.                            155,000          11,673
                                             International Business Machines Corp.          100,000          11,588
                                             Motorola                                       105,000           5,841
                                          (a)Seagate Technology                             100,000           2,669
                                          (a)Sterling Commerce, Inc.                         75,000           3,192
                                          (a)Sun Microsystems                               200,400           8,254
                                          (a)Teradyne, Inc.                                  65,000           2,373
                                             Texas Instruments                              100,000           6,406
                                             --------------------------------------------------------------------------
                                                                                                             78,784
-----------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--3.8%                     CSX Corp.                                      140,000           7,350
                                             Canadian Pacific, Ltd.                         175,000           5,152
                                             Norfolk Southern Corp.                         160,000           5,350
                                             Union Pacific Corp., convertible
                                               preferred                                     95,000           5,011
                                             --------------------------------------------------------------------------
                                                                                                             22,863
-----------------------------------------------------------------------------------------------------------------------
    UTILITIES--5.9%                          AT&T                                            65,000           3,904
                                             Ameritech Corp.                                114,000           4,852
                                             Cincinnati Bell, Inc.                          309,100          11,823
                                             SBC Communications, Inc.                       127,000           5,263
                                             Sprint Corp.                                    65,000           4,440
                                          (a)WorldCom, Inc.                                 125,000           5,348
                                             --------------------------------------------------------------------------
                                                                                                             35,630
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--97.7%
                                             (Cost: $514,634)                                               588,008
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
       CONVERTIBLE CORPORATE OBLIGATION                                                     PRINCIPAL
                                                                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--.8%                         ALZA Corp., 5.00%, 2006
                                             (Cost: $3,196)                                  $3,200           4,392
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                             Yield--5.49% to 5.64%
    INSTRUMENT--2.3%                         Due--May 1998
                                             (Cost: $13,974)                                 14,000          13,975
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--100.8%
                                             (Cost: $531,804)                                               606,375
                                             --------------------------------------------------------------------------
                                             LIABILITIES, LESS CASH AND OTHER ASSETS--(.8)%                  (4,590)
                                             --------------------------------------------------------------------------
                                             NET ASSETS--100%                                              $601,785
                                             --------------------------------------------------------------------------



--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $531,804,000 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $79,475,000, the gross unrealized depreciation was $4,904,000 and the net unrealized appreciation on investments was $74,571,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $531,804)                                                $606,375
------------------------------------------------------------------------
Cash                                                               2,016
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 3,501
------------------------------------------------------------------------
  Fund shares sold                                                   480
------------------------------------------------------------------------
  Dividends and interest                                             700
------------------------------------------------------------------------
    TOTAL ASSETS                                                 613,072
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           10,127
------------------------------------------------------------------------
  Fund shares redeemed                                               335
------------------------------------------------------------------------
  Management fee                                                     280
------------------------------------------------------------------------
  Distribution services fee                                          120
------------------------------------------------------------------------
  Administrative services fee                                        125
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             267
------------------------------------------------------------------------
  Trustees' fees                                                      33
------------------------------------------------------------------------
    Total liabilities                                             11,287
------------------------------------------------------------------------
NET ASSETS                                                      $601,785
------------------------------------------------------------------------


------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $483,227
------------------------------------------------------------------------
Undistributed net realized gain on investments                    42,598
------------------------------------------------------------------------
Net unrealized appreciation on investments                        74,571
------------------------------------------------------------------------
Undistributed net investment income                                1,389
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $601,785
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($400,737 / 21,993 shares outstanding)                          $18.22
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $19.33
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($175,428 / 9,668 shares outstanding)                           $18.15
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($18,788 / 1,029 shares outstanding)                            $18.25
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($6,832 / 374 shares outstanding)                               $18.26
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $ 4,246
-----------------------------------------------------------------------
  Interest                                                          809
-----------------------------------------------------------------------
    Total investment income                                       5,055
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  1,471
-----------------------------------------------------------------------
  Distribution services fee                                         613
-----------------------------------------------------------------------
  Administrative services fee                                       612
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            997
-----------------------------------------------------------------------
  Professional fees                                                  11
-----------------------------------------------------------------------
  Reports to shareholders                                           106
-----------------------------------------------------------------------
  Trustees' fees and other                                           66
-----------------------------------------------------------------------
    Total expenses                                                3,876
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             1,179
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                      42,764
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           40,696
-----------------------------------------------------------------------
Net gain on investments                                          83,460
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $84,639
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  SIX MONTHS
                                                                    ENDED              YEAR ENDED
                                                                APRIL 30, 1998         OCTOBER 31,
                                                                 (UNAUDITED)              1997
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------
  Net investment income                                            $  1,179                2,978
--------------------------------------------------------------------------------------------------
  Net realized gain                                                  42,764               56,879
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              40,696               14,551
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 84,639               74,408
--------------------------------------------------------------------------------------------------
Net equalization credits                                                 89                  209
--------------------------------------------------------------------------------------------------
  Distribution from net investment income                            (1,759)              (2,968)
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                               (57,273)             (48,419)
--------------------------------------------------------------------------------------------------
Total dividends to shareholders                                     (59,032)             (51,387)
--------------------------------------------------------------------------------------------------
Net increase from capital share transactions                        129,198              167,489
--------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        154,894              190,719
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------

Beginning of period                                                 446,891              256,172
--------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$1,389 and $1,880, respectively)                                   $601,785              446,891
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Blue Chip Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and
                             redeemed on a continuous basis at net asset value
                             (plus an initial sales charge on most sales of
                             Class A shares). Proceeds payable on redemption of
                             Class B and Class C shares will be reduced by the
                             amount of any applicable contingent deferred sales
                             charge. On each day the New York Stock Exchange is
                             open for trading, the net asset value per share is
                             determined as of the earlier of 3:00 p.m. Chicago
                             time or the close of the Exchange. The net asset
                             value per share is determined separately for each
C-6                          class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended April 30, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,471,000 for the six months ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                    COMMISSIONS    COMMISSIONS
                                                                                    RETAINED BY   ALLOWED BY KDI
                                                                                        KDI          TO FIRMS
                                                                                    -----------   --------------
                             Six months ended April 30, 1998                     $94,000        800,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of

NOTES TO FINANCIAL STATEMENTS


                             Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                 DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC        DISTRIBUTION FEES PAID
                                                                  RECEIVED BY KDI       BY KDI TO FIRMS
                                                                 -----------------   ----------------------
                              Six months ended April 30, 1998           $748,000              $1,277,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                          ASF PAID BY     ASF PAID BY
                                                                        THE FUND TO KDI   KDI TO FIRMS
                                                                        ---------------   ------------
                              Six months ended April 30, 1998                $612,000          636,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $782,000 for the six months ended April 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended April 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $10,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $503,615

                             Proceeds from sales                         415,211

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                      YEAR ENDED
                                                                  APRIL 30, 1998                   OCTOBER 31, 1997
                                                              ---------------------             ----------------------
                                                              SHARES         AMOUNT             SHARES          AMOUNT
                                       ---------------------------------------------------------------------------------
                                        SHARES SOLD
                                       ---------------------------------------------------------------------------------
                                        Class A                 6,161       $ 110,120             6,618       $  112,272
                                       ---------------------------------------------------------------------------------
                                        Class B                 3,039          52,693             5,184           87,500
                                       ---------------------------------------------------------------------------------
                                        Class C                   520           9,142               580            9,803
                                       ---------------------------------------------------------------------------------
                                        Class I                   192           3,403               407            7,030
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ---------------------------------------------------------------------------------
                                        Class A                 2,373          37,892             2,615           38,297
                                       ---------------------------------------------------------------------------------
                                        Class B                   978          16,011               716           10,448
                                       ---------------------------------------------------------------------------------
                                        Class C                    88           1,411                40              586
                                       ---------------------------------------------------------------------------------
                                        Class I                    48             756                 1               23
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ---------------------------------------------------------------------------------
                                        Class A                (4,262)        (75,004)           (3,646)         (61,114)
                                       ---------------------------------------------------------------------------------
                                        Class B                (1,041)        (21,446)           (1,845)         (31,843)
                                       ---------------------------------------------------------------------------------
                                        Class C                  (179)         (3,127)             (201)          (3,375)
                                       ---------------------------------------------------------------------------------
                                        Class I                  (154)         (2,653)             (121)          (2,138)
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ---------------------------------------------------------------------------------
                                        Class A                   318           5,504               209            3,585
                                       ---------------------------------------------------------------------------------
                                        Class B                  (319)         (5,504)             (210)          (3,585)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $ 129,198                         $  167,489
                                       ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -----------------------------------------------
                                                                CLASS A
                                           -----------------------------------------------
                                           SIX MONTHS         YEAR ENDED OCTOBER 31,
                                           ENDED APRIL   ---------------------------------
                                            30, 1998     1997    1996    1995    1994
------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.68      17.14   14.87   12.33   13.88
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .07        .18     .22     .19     .19
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.75       3.70    3.45    2.57    (.71)
------------------------------------------------------------------------------------------
Total from investment operations               2.82       3.88    3.67    2.76    (.52)
------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .09        .21     .20     .20     .19
------------------------------------------------------------------------------------------
  Distribution from net realized gain          2.19       3.13    1.20     .02     .84
------------------------------------------------------------------------------------------
Total dividends                                2.28       3.34    1.40     .22    1.03
------------------------------------------------------------------------------------------
Net asset value, end of period               $18.22      17.68   17.14   14.87   12.33
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 17.78%     26.78   26.72   22.74   (3.82)
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                       1.20%      1.19    1.26    1.30    1.48
------------------------------------------------------------------------------------------
Net investment income                           .73%      1.07    1.40    1.47    1.50
------------------------------------------------------------------------------------------

                                         ----------------------------------------------------
                                                                   CLASS B
                                         ----------------------------------------------------
                                                          YEAR ENDED OCTOBER 31,
                                           SIX MONTHS                              MAY 31 TO
                                         ENDED APRIL 30,                          OCTOBER 31,
                                             1998        1997    1996    1995         1994
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.61      17.09   14.82   12.29       12.30
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.02)       .04     .10     .09         .06
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.76       3.67    3.45    2.56        (.01)
---------------------------------------------------------------------------------------------
Total from investment operations               2.74       3.71    3.55    2.65         .05
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .01        .06     .08     .10         .06
---------------------------------------------------------------------------------------------
  Distribution from net realized gain          2.19       3.13    1.20     .02          --
---------------------------------------------------------------------------------------------
Total dividends                                2.20       3.19    1.28     .12         .06
---------------------------------------------------------------------------------------------
Net asset value, end of period               $18.15      17.61   17.09   14.82       12.29
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 17.30%     25.62   25.82   21.76         .42
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                       2.08%      2.06    2.08    2.06        2.43
---------------------------------------------------------------------------------------------
Net investment income (loss)                   (.15)%      .20     .58     .71         .33
---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------
                                                               CLASS C
                                           ------------------------------------------------
                                           SIX MONTHS    YEAR ENDED OCTOBER 31,   MAY 31,
                                             ENDED      -----------------------     TO
                                           APRIL 30,                            OCTOBER 31,
                                              1998      1997    1996    1995       1994
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.69     17.15   14.88   12.32      12.30
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.01)      .03     .10     .07        .09
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.78      3.71    3.45    2.62       (.01)
-------------------------------------------------------------------------------------------
Total from investment operations               2.77      3.74    3.55    2.69        .08
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .02       .07     .08     .11        .06
-------------------------------------------------------------------------------------------
  Distribution from net realized gain          2.19      3.13    1.20     .02         --
-------------------------------------------------------------------------------------------
Total dividends                                2.21      3.20    1.28     .13        .06
-------------------------------------------------------------------------------------------
Net asset value, end of period               $18.25     17.69   17.15   14.88      12.32
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 17.37%    25.71   25.75   22.04        .67
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                       2.03%     2.00    2.05    2.01       2.33
-------------------------------------------------------------------------------------------
Net investment income (loss)                   (.10)%     .26     .61     .76        .43
-------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------
                                                           CLASS I
                                           ----------------------------------------
                                           SIX MONTHS                  NOVEMBER 22,
                                              ENDED      YEAR ENDED      1995 TO
                                            APRIL 30,    OCTOBER 31,   OCTOBER 31,
                                              1998          1997           1996

-----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of period         $17.72         17.18         15.30
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .11           .32           .36
-----------------------------------------------------------------------------------
  Net realized and unrealized gain             2.76          3.58          2.96
-----------------------------------------------------------------------------------
Total from investment operations               2.87          3.90          3.32
-----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .14           .23           .24
-----------------------------------------------------------------------------------
  Distribution from net realized gain          2.19          3.13          1.20
-----------------------------------------------------------------------------------
Total dividends                                2.33          3.36          1.44
-----------------------------------------------------------------------------------
Net asset value, end of period               $18.26         17.72         17.18
-----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 18.07%        26.89         21.89
-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------
Expenses                                        .73%          .70          1.31
-----------------------------------------------------------------------------------
Net investment income                          1.20%         1.56          1.33



-----------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED                YEAR ENDED OCTOBER 31,
                                            APRIL 30,    ------------------------------------------
                                              1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $601,785     446,891   256,172   168,266   153,172
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                           157%        183       166       117       131
---------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended April
30, 1998 and the years ended October 31, 1997 and 1996 were $.0585, $.0593 and $.0560, respectively.
---------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Data for the period ended April 30, 1998 is unaudited.

PORTFOLIO OF INVESTMENTS

KEMPER BLUE CHIP FUND
Portfolio of Investments at October 31, 1997
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS                                                                       NUMBER OF SHARES     VALUE
----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.8%                       Betz Dearborn, Inc.                                 68,700       $  4,405
                                             Canon, Inc.                                          1,000             24
                                             Cementos Mexicanos, S.A. de C.V., "B," ADR          14,000             61
                                             PPG Industries, Inc.                                85,000          4,813
                                             Rentokil Initial, PLC                               22,000             89
                                             RPM, Inc.                                          160,000          3,000
                                             -------------------------------------------------------------------------
                                                                                                                12,392
----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--6.8%                          Emerson Electric Co.                                65,900          3,456
                                             GM Corp.                                            70,000          4,428
                                             General Electric Co.                                50,400          3,254
                                             Matsushita Electric Industrial Co., Ltd.             3,500             59
                                             Murata Manufacturing                                 1,200             49
                                             Raytheon Co.                                        85,000          4,611
                                             Sundstrand Corp.                                   110,000          5,981
                                             Technip, S.A.                                          704             75
                                             United Technologies Corp.                           40,000          2,800
                                             U.S. Industries                                    120,000          3,225
                                             York International Corp.                            50,000          2,281
                                             -------------------------------------------------------------------------
                                                                                                                30,219
----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--10.9%                 (a)Clear Channel Communication                         55,000          3,630
                                             Dillard Department Stores                          105,000          4,029
                                             Evergreen Media Corp., convertible preferred        17,500          1,078
                                             R.R. Donnelley & Sons Co.                          184,000          6,003
                                             Harcourt General                                   130,000          6,508
                                             Hudson's Bay Co.                                     4,100             94
                                             May Department Stores Co.                          166,700          8,981
                                             Meredith Corp.                                      45,000          1,533
                                             J.C. Penney, Inc.                                  115,000          6,749
                                             Sony Corp.                                             500             42
                                             Time Warner, Inc.                                   85,000          4,903
                                          (a)Toys R Us                                          150,000          5,109
                                             -------------------------------------------------------------------------
                                                                                                                48,659
----------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.4%                      Honda Motor Co., Ltd.                                1,000             34
                                             Stanley Works                                      148,500          6,274
                                             -------------------------------------------------------------------------
                                                                                                                 6,308

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--11.9%                      CPC International                                   25,000       $  2,475
                                             Dial Corp.                                         185,000          3,122
                                             General Mills, Inc.                                 45,000          2,970
                                             Gillette Co.                                        30,000          2,672
                                             H.J. Heinz Co.                                     100,000          4,644
                                             International Flavors & Fragrances                 145,000          7,014
                                             Kimberly-Clark Corp.                                90,000          4,674
                                          (a)MGM Grand                                           70,000          3,071
                                             McCormick & Co.                                     38,900            972
                                             PepsiCo                                            130,000          4,786
                                             Philip Morris Co.                                   53,000          2,100
                                             Procter & Gamble Co.                                39,000          2,652
                                             Seagram Co.                                         90,000          3,032
                                          (a)Tricon Global Restaurants, Inc.                     13,000            394
                                             Unilever N.V., ADR                                  78,000          4,163
                                             Whitman Corp.                                      105,000          2,756
                                             Wm. Wrigley Jr. Co.                                 26,400          1,911
                                             -------------------------------------------------------------------------
                                                                                                                53,408
----------------------------------------------------------------------------------------------------------------------
ENERGY--7.6%                                 AMOCO Corp.                                         25,000          2,292
                                             Baker Hughes, Inc.                                 100,000          4,594
                                             British Petroleum, PLC                               6,504             96
                                             Chevron Corp.                                       50,000          4,147
                                             Exxon Corp.                                         55,000          3,379
                                             MCN Corp., convertible preferred                    40,000          2,215
                                             Mobil Corp.                                        112,600          8,199
                                             Petro-Canada                                         6,000            121
                                             Unocal Corp.                                       161,000          6,641
                                          (a)Western Atlas                                       25,000          2,155
                                             -------------------------------------------------------------------------
                                                                                                                33,839
----------------------------------------------------------------------------------------------------------------------
FINANCE--19.0%                               American Express Co.                                42,000          3,276
                                             American General Corp.                             175,000          8,925
                                             Banc One Corp.                                      86,000          4,483
                                             Banco Santander, S.A.                                1,950             55
                                             BankAmerica Corp.                                   21,000          1,502
                                             Bank of Ireland                                     11,484            145
                                             Beneficial Corp.                                    80,000          6,135
                                             CITIC Pacific, Ltd.                                 11,000             53
                                             Federal National Mortgage Association               55,000          2,664
                                             First Union Corp.                                  110,900          5,441
                                             Fleet Financial Group, Inc.                         60,000          3,859
                                             General Growth Properties, Inc.                     70,000          2,415
                                             General RE Corp.                                    15,000          2,958
                                             Highwood Properties, Inc.                          110,000          3,795
                                             HSBC Holdings, PLC                                   1,600             36
                                             ING Groep, N.V.                                      3,010            126
                                             Jefferson-Pilot Corp.
                                               common stock                                      80,000          6,185
                                               convertible preferred                              9,000            954
                                             KeyCorp                                             50,000          3,059
                                             Mid Ocean, Ltd.                                     68,000          4,412
                                             Morgan Stanley, Dean Witter Discover & Co.          85,000          4,165
                                             NationsBank                                         70,000          4,191
                                             PNC Bank Corp.                                     100,000          4,750
                                             Safeco Corp.                                       130,000          6,191
                                             Summit Bancorp                                      30,000          1,281
                                             U.S. Bancorp                                        17,500          1,780
                                             Wilmington Trust Corp.                              40,000          2,230
                                             -------------------------------------------------------------------------
                                                                                                                85,066

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF SHARES   VALUE
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--11.3%                           ALZA Corp.                                          80,000       $  2,085
                                             Abbott Laboratories                                 90,000          5,518
                                             American Home Products                             140,000         10,378
                                             Baxter International, Inc.                          85,000          3,931
                                             Bristol-Myers Squibb Co.                            80,000          7,020
                                          (a)British Bio-Technology Group                        17,000             29
                                          (a)Crescendo Pharmaceutical Corp.                       6,181             70
                                          (a)HealthCare COMPARE Corp.                            36,000          1,935
                                          (a)HEALTHSOUTH Corp.                                  155,000          3,962
                                             McKesson Corp.
                                               common stock                                      27,500          2,951
                                               convertible preferred                             30,000          2,280
                                             Perkin-Elmer Corp.                                  32,000          2,000
                                             Roche Holdings, A.G., rights                             9             79
                                          (a)Tenet Healthcare Corp.                             153,200          4,682
                                             United Healthcare Corp.                             75,000          3,473
                                             -------------------------------------------------------------------------
                                                                                                                50,393
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--12.2%                            AMP, Inc.                                          122,500          5,513
                                          (a)Analog Devices, Inc.                               100,000          3,056
                                          (a)Cadence Design Systems                              30,600          1,629
                                          (a)Cisco Systems                                       55,000          4,512
                                             Computer Associates International                   27,000          2,013
                                          (a)Computer Sciences Corp.                             30,000          2,128
                                             Diebold Corp.                                       95,000          4,186
                                             L.M. Ericsson Telephone Co., "B"                     2,459            108
                                          (a)Gartner Group                                       55,000          1,554
                                             Harris Corp.                                       124,200          5,418
                                             Hewlett-Packard Co.                                 90,000          5,552
                                             Intel Corp.                                         14,000          1,078
                                             International Business Machines Corp.               60,000          5,884
                                          (a)National Semiconductor Corp.                        60,000          2,160
                                          (a)Oracle Corp.                                        79,000          2,827
                                             Pitney Bowes                                        50,000          3,966
                                          (a)Sun Microsystems                                    80,400          2,754
                                             -------------------------------------------------------------------------
                                                                                                                54,338
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.5%                         CSX Corp.                                          155,000          8,477
                                             Canadian Pacific, Ltd.                             175,000          5,217
                                             Norfolk Southern Corp.                             210,000          6,746
                                             -------------------------------------------------------------------------
                                                                                                                20,440
----------------------------------------------------------------------------------------------------------------------
UTILITIES--4.4%                              AirTouch Communications, convertible
                                               preferred                                         40,000          2,400
                                             Ameritech Corp.                                     77,000          5,005
                                             AT &T                                               80,000          3,915
                                             SBC Communications, Inc.                           131,000          8,335
                                          (a)Telecom Italia, SpA                                  6,450             40
                                             Telefonica de Espana, S.A.                           3,100             85
                                             -------------------------------------------------------------------------
                                                                                                                19,780
                                             -------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--92.8%
                                             (Cost: $380,687)                                                  414,842
                                             -------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
     CONVERTIBLE CORPORATE OBLIGATIONS                                                           AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--.7%                             ALZA Corp., 5.00%, 2006                            $ 3,000       $  2,895
                                             -------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--.6%                              Kent Electronics Corp., 4.50%, 2004                  2,940          2,800
                                             -------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE OBLIGATIONS--1.3%
                                             (Cost: $5,975)                                                      5,695
                                             -------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                                 Yield--4.89% to 5.82%
INSTRUMENTS--7.0%                            Due--November and December, 1997
                                             American Honda Finance Corp.                         6,500          6,480
                                             ConAgra                                             12,500         12,462
                                             Sanwa Business Credit Corp.                          4,600          4,597
                                             Other                                                7,700          7,695
                                             -------------------------------------------------------------------------
                                             TOTAL MONEY MARKET INSTRUMENTS--7.0%
                                             (Cost: $31,234)                                                    31,234
                                             -------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--101.1%
                                             (Cost: $417,896)                                                  451,771
                                             -------------------------------------------------------------------------
                                             LIABILITIES, LESS OTHER ASSETS--(1.1%)                             (4,880)
                                             -------------------------------------------------------------------------
                                             NET ASSETS--100%                                                 $446,891
                                             -------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $417,896,000 for federal income tax purposes at October 31, 1997, the gross unrealized appreciation was $39,184,000, the gross unrealized depreciation was $5,309,000 and the net unrealized appreciation on investments was $33,875,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER BLUE CHIP FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Blue Chip Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Blue Chip Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 16, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $417,896)                                                $451,771
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                20,592
------------------------------------------------------------------------
  Fund shares sold                                                 2,238
------------------------------------------------------------------------
  Dividends and interest                                             654
------------------------------------------------------------------------
    TOTAL ASSETS                                                 475,255
------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                     1,237
------------------------------------------------------------------------
Payable for:
  Investments purchased                                           26,004
------------------------------------------------------------------------
  Fund shares redeemed                                               497
------------------------------------------------------------------------
  Management fee                                                     219
------------------------------------------------------------------------
  Distribution services fee                                           95
------------------------------------------------------------------------
  Administrative services fee                                         88
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             194
------------------------------------------------------------------------
  Trustees' fees                                                      30
------------------------------------------------------------------------
    Total liabilities                                             28,364
------------------------------------------------------------------------
NET ASSETS                                                      $446,891
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $354,029
------------------------------------------------------------------------
Undistributed net realized gain on investments                    57,107
------------------------------------------------------------------------
Net unrealized appreciation on investments                        33,875
------------------------------------------------------------------------
Undistributed net investment income                                1,880
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $446,891
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($307,726 / 17,403 shares outstanding)                          $17.68
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $18.76
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($123,449 / 7,011 shares outstanding)                           $17.61
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($10,609 / 600 shares outstanding)                              $17.69
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($5,107 / 288 shares outstanding)                               $17.72
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended October 31, 1997

(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $ 6,320
-----------------------------------------------------------------------
  Interest                                                        1,687
-----------------------------------------------------------------------
    Total investment income                                       8,007
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  2,018
-----------------------------------------------------------------------
  Distribution services fee                                         708
-----------------------------------------------------------------------
  Administrative services fee                                       834
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          1,325
-----------------------------------------------------------------------
  Professional fees                                                  40
-----------------------------------------------------------------------
  Reports to shareholders                                            85
-----------------------------------------------------------------------
  Trustees' fees and other                                           19
-----------------------------------------------------------------------
    Total expenses                                                5,029
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             2,978
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized gain on sales of investments and foreign
  currency transactions                                          56,879
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           14,551
-----------------------------------------------------------------------
Net gain on investments                                          71,430
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $74,408
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED OCTOBER 31,
                                                                  1997               1996
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $  2,978              2,620
-------------------------------------------------------------------------------------------
  Net realized gain                                               56,879             48,809
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           14,551             (3,487)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              74,408             47,942
-------------------------------------------------------------------------------------------
Net equalization credits                                             209                 36
-------------------------------------------------------------------------------------------
  Distribution from net investment income                         (2,968)            (2,271)
-------------------------------------------------------------------------------------------
  Distribution from net realized gain                            (48,419)           (13,966)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (51,387)           (16,237)
-------------------------------------------------------------------------------------------
Net increase from capital share transactions                     167,489             56,165
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     190,719             87,906
-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of year                                                256,172            168,266
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$1,880 and $1,663, respectively)                                $446,891            256,172
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1
     DESCRIPTION OF THE
     FUND Kemper Blue Chip Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2
     SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

 NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,018,000 for the year ended October 31, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                  COMMISSIONS
                                                                            COMMISSIONS         ALLOWED BY ZKDI
                                                                            RETAINED BY   ----------------------------
                                                                               ZKDI       TO ALL FIRMS   TO AFFILIATES
                                                                            -----------   ------------   -------------
                                       Year ended October 31, 1997           $124,000      1,101,000         7,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares, and the CDSC received in connection with the redemption of such shares are as follows:

                                                                            DISTRIBUTION FEES
                                                                                AND CDSC           COMMISSIONS AND
                                                                               RECEIVED BY      DISTRIBUTION FEES PAID
                                                                                  ZKDI             BY ZKDI TO FIRMS
                                                                            -----------------   ----------------------
                                       Year ended October 31, 1997              $839,000              1,957,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in

NOTES TO FINANCIAL STATEMENTS

                             turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                          ASF PAID BY       ASF PAID BY
                                                                       THE FUND TO ZKDI    ZKDI TO FIRMS
                                                                       -----------------   -------------
                             Year ended October 31, 1997                   $834,000           886,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $959,000 for the year ended October 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $17,000 to independent trustees.

--------------------------------------------------------------------------------
4
     INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $747,839

                             Proceeds from sales                         639,687

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                YEAR ENDED OCTOBER 31,
                                                                 --------1997---------           --------1996--------
                                                                 SHARES        AMOUNT            SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                       ------------------------------------------------------------------------------
                                        Class A                   6,618       $112,272            2,996       $46,627
                                       ------------------------------------------------------------------------------
                                        Class B                   5,184         87,500            3,136        49,419
                                       ------------------------------------------------------------------------------
                                        Class C                     580          9,803              168         2,667
                                       ------------------------------------------------------------------------------
                                        Class I                     407          7,030                3            39
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------
                                        Class A                   2,615         38,297              976        13,750
                                       ------------------------------------------------------------------------------
                                        Class B                     716         10,448              110         1,543
                                       ------------------------------------------------------------------------------
                                        Class C                      40            586                6            80
                                       ------------------------------------------------------------------------------
                                        Class I                       1             23               --            --
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                  (3,646)       (61,114)          (2,753)      (42,327)
                                       ------------------------------------------------------------------------------
                                        Class B                  (1,845)       (31,843)            (956)      (14,819)
                                       ------------------------------------------------------------------------------
                                        Class C                    (201)        (3,375)             (51)         (785)
                                       ------------------------------------------------------------------------------
                                        Class I                    (121)        (2,138)              (2)          (29)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------
                                        Class A                     209          3,585               70         1,055
                                       ------------------------------------------------------------------------------
                                        Class B                    (210)        (3,585)             (70)       (1,055)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE TRANSACTIONS       $167,489                        $56,165
                                       ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                    ------------------------------------------
                                                                     CLASS A
                                                    ------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                    ------------------------------------------
                                                     1997    1996    1995    1994    1993
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $17.14   14.87   12.33   13.88   12.72
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .18     .22     .19     .19     .18
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             3.70    3.45    2.57    (.71)   1.13
----------------------------------------------------------------------------------------------
Total from investment operations                      3.88    3.67    2.76    (.52)   1.31
----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .21     .20     .20     .19     .15
----------------------------------------------------------------------------------------------
  Distribution from net realized gain                 3.13    1.20     .02     .84      --
----------------------------------------------------------------------------------------------
Total dividends                                       3.34    1.40     .22    1.03     .15
----------------------------------------------------------------------------------------------
Net asset value, end of year                        $17.68   17.14   14.87   12.33   13.88
----------------------------------------------------------------------------------------------
TOTAL RETURN                                         26.78%  26.72   22.74   (3.82)  10.35
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
Expenses                                              1.19%   1.26    1.30    1.48    1.25
----------------------------------------------------------------------------------------------
Net investment income                                 1.07%   1.40    1.47    1.50    1.28
----------------------------------------------------------------------------------------------

                                                    ------------------------------------------
                                                                       CLASS B
                                                    ------------------------------------------
                                                         YEAR ENDED            MAY 31 TO
                                                         OCTOBER 31,           OCTOBER 31,
                                                     1997    1996    1995         1994
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                $17.09   14.82   12.29         12.30
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .04     .10     .09           .06
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             3.67    3.45    2.56          (.01)
----------------------------------------------------------------------------------------------
Total from investment operations                      3.71    3.55    2.65           .05
----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .06     .08     .10           .06
----------------------------------------------------------------------------------------------
  Distribution from net realized gain                 3.13    1.20     .02            --
----------------------------------------------------------------------------------------------
Total dividends                                       3.19    1.28     .12           .06
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $17.61   17.09   14.82         12.29
----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        25.62%  25.82   21.76           .42
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------
Expenses                                              2.06%   2.08    2.06          2.43
----------------------------------------------------------------------------------------------
Net investment income                                  .20%    .58     .71           .33
----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                              ------------------------------------   -----------------------------------
                                                          CLASS C                                CLASS I
                                              ------------------------------------   -----------------------------------
                                                YEAR ENDED            MAY 31, TO          YEAR ENDED    NOVEMBER 22,1995
                                                OCTOBER 31,           OCTOBER 31,         OCTOBER 31,     TO OCTOBER 31,
                                              ------------------------------------   -----------------------------------
                                               1997    1996    1995       1994               1997              1996
------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $17.15   14.88   12.32         12.30         17.18                   15.30
----------------------------------------------------------------------------------   -----------------------------------
Income from investment operations:
  Net investment income                          .03     .10     .07           .09           .32                     .36
----------------------------------------------------------------------------------   -----------------------------------
  Net realized and unrealized gain (loss)       3.71    3.45    2.62          (.01)         3.58                    2.96
----------------------------------------------------------------------------------   -----------------------------------
Total from investment operations                3.74    3.55    2.69           .08          3.90                    3.32
----------------------------------------------------------------------------------   -----------------------------------
Less dividends:
  Distribution from net investment income        .07     .08     .11           .06           .23                     .24
----------------------------------------------------------------------------------   -----------------------------------
  Distribution from net realized gain           3.13    1.20     .02            --          3.13                    1.20
----------------------------------------------------------------------------------   -----------------------------------
Total dividends                                 3.20    1.28     .13           .06          3.36                    1.44
----------------------------------------------------------------------------------   -----------------------------------
Net asset value, end of period                $17.69   17.15   14.88         12.32         17.72                   17.18
----------------------------------------------------------------------------------   -----------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  25.71%  25.75   22.04           .67         26.89                   21.89
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------
Expenses                                        2.00%   2.05    2.01          2.33           .70                    1.31
----------------------------------------------------------------------------------   -----------------------------------
Net investment income                            .26%    .61     .76           .43          1.56                    1.33
----------------------------------------------------------------------------------   -----------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED OCTOBER 31,
                                                      ------------------------------------------------
                                                        1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)              $446,891   256,172   168,266   153,172   196,327
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    183%      166       117       131       222
------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the years ended October 31, 1997 and 1996 were $.0593 and $.0587, respectively.

NOTE: Total return does not reflect the effect of any sales charges.

FINANCIAL STATEMENTS FOR Q.E. FUND                                     EXHIBIT D
----------------------------------
PORTFOLIO OF INVESTMENTS

KEMPER QUANTITATIVE EQUITY FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (unaudited)
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
COMMON STOCKS                                                            NUMBER OF SHARES     VALUE
---------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.0%
                               Ecolab                                               5,000   $   154
                               --------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.4%
                               American Standard Companies                          3,500       169
                               General Electric Co.                                 3,900       325
                               Tyco International, Ltd.                             1,500        83
                            (a)U.S. Filter Corp.                                    4,600       140
                            (a)USA Waste Services                                   2,537       120
                               --------------------------------------------------------------------
                                                                                                837
---------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--15.8%
                            (a)Apollo Group, Inc.                                   2,250        72
                            (a)AutoZone                                             4,900       163
                               Carnival Corp.                                       4,500       305
                            (a)Consolidated Stores Corp.                            3,000       115
                               Deluxe Corp.                                         2,000        67
                               Dillard Department Stores                            1,700        72
                            (a)Jones Apparel Group                                  2,000       127
                               Lowe's Companies, Inc.                               2,000       158
                            (a)MGM Grand                                            6,800       226
                               NIKE                                                 4,850       223
                            (a)Nine West Group                                      9,000       254
                            (a)Payless ShoeSource, Inc.                             2,000       140
                            (a)Tommy Hilfiger Corp.                                 4,000       269
                               Walt Disney Co.                                      2,100       238
                               --------------------------------------------------------------------
                                                                                              2,429
---------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.6%
                               HON Industries, Inc.                                 4,500       144
                               Magna International, Inc., "A"                       1,500       106
                               --------------------------------------------------------------------
                                                                                                250
---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--12.4%
                               American Greetings Corp.                             5,400       256
                               Avon Products                                        2,000       164
                               ConAgra, Inc.                                        3,000        88
                               General Nutrition                                    4,000       126
                               Newell Co.                                           3,000       145
                               PepsiCo                                              4,000       163
                               Procter & Gamble Co.                                 2,900       243
                            (a)Smithfield Foods, Inc.                               4,000       108
                               Tupperware Corp.                                     3,000        81
                               Universal Corp.                                      6,600       248
                               UST, Inc.                                           10,800       288
                               --------------------------------------------------------------------
                                                                                              1,910
---------------------------------------------------------------------------------------------------
ENERGY--3.9%
                               Cooper Cameron Corp.                                 3,700       220
                               R & B Falcon Corp.                                   2,500        72
                            (a)Rowan Companies, Inc.                                5,500       141
                               Smith International                                  3,300       162
                               --------------------------------------------------------------------
                                                                                                595
---------------------------------------------------------------------------------------------------
FINANCE--13.6%
                               Ambac Financial Group, Inc.                          1,500        82
                               American General Corp.                               2,000       134
                               BB & T Corp.                                         2,000       132
                               Bear Stearns Cos.                                    3,000       163
                               Community First Bankshares                           6,000       146
                               Federal National Mortgage Association                3,600       216
                               Hibernia Corp.                                       9,000       189
                               ITT Hartford Group                                     700        77
                               Jefferson-Pilot Corp.                                2,550       146
                               MGIC Investment Corp.                                1,800       108
                               Merrill Lynch & Co.                                  1,200       107
                               Morgan Stanley, Dean Witter, Discover & Co.          2,500       195

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
                                                                         NUMBER OF SHARES     VALUE
---------------------------------------------------------------------------------------------------
                               NationsBank                                          2,000   $   151
                               Republic NY Corp.                                      300        39
                               Safeco Corp.                                         1,100        51
                               Torchmark Corp.                                      1,500        64
                               Travelers Group                                      1,500        91
                               --------------------------------------------------------------------
                                                                                              2,091
---------------------------------------------------------------------------------------------------
HEALTH CARE--17.4%
                            (a)ALZA Corp.                                           9,200       445
                               American Home Products Corp.                         3,800       184
                               Astra AB, ADR                                       11,466       232
                               Bergen Brunswig Corp.                                5,000       207
                               First Health Group Corp.                             3,700       210
                               McKesson Corp.                                       3,000       234
                               Merck & Co.                                          2,900       339
                               R.P. Scherer Corp.                                   2,200       182
                               Schering-Plough Corp.                                2,000       167
                               Stryker Corp.                                        6,000       245
                               United Healthcare Corp.                              3,600       230
                               --------------------------------------------------------------------
                                                                                              2,675
---------------------------------------------------------------------------------------------------
TECHNOLOGY--20.1%
                               Analog Devices                                       3,000        74
                            (a)Applied Materials, Inc.                              7,500       240
                               Bay Networks                                         4,500       125
                               Cadence Design Systems                               4,500       159
                            (a)Cisco Systems                                        6,300       476
                               Compaq Computer Corp.                               12,400       339
                            (a)Computer Sciences Corp.                              2,000       104
                               Linear Technology Corp.                              2,100       147
                            (a)Microchip Technology                                 5,400       132
                               National Semiconductor Corp.                         7,500       122
                            (a)Novellus Systems                                     3,500       132
                               Parametric Technology Corp.                          4,400       135
                            (a)Quantum Corp.                                       11,000       241
                               Reynolds & Reynolds Co.                              8,800       184
                            (a)Sun Microsystems                                     6,600       264
                               Teradyne, Inc.                                       7,000       215
                               --------------------------------------------------------------------
                                                                                              3,089
---------------------------------------------------------------------------------------------------
UTILITIES--3.2%
                            (a)WorldCom, Inc.                                      10,700       487
                               --------------------------------------------------------------------
                               TOTAL COMMON STOCKS--94.4%
                               (Cost: $12,228)                                               14,517
                               --------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

 MONEY MARKET                                                                   PRINCIPAL
 INSTRUMENTS--2.3%                                                               AMOUNT     VALUE
-------------------------------------------------------------------------------------------------
                               Yield--4.74% to 5.57%
                               Due--June and July 1998
                               (Cost: $350)                                        $350       350
                               ------------------------------------------------------------------
                               TOTAL INVESTMENTS--96.7%
                               (Cost: $12,578)                                             14,867
                               ------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--3.3%                  513
                               ------------------------------------------------------------------
                               NET ASSETS--100%                                           $15,380
                               ------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $12,578,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $2,737,000, the gross unrealized depreciation was $448,000 and the net unrealized appreciation on investments was $2,289,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (unaudited)
(IN THOUSANDS)

-------------------------------------------------
 ASSETS
-------------------------------------------------
Investments, at value
(Cost: $12,578)                           $14,867
-------------------------------------------------
Cash                                          457
-------------------------------------------------
Receivable for:
  Investments sold                            586
-------------------------------------------------
  Fund shares sold                             25
-------------------------------------------------
  Dividends                                    10
-------------------------------------------------
    TOTAL ASSETS                           15,945
-------------------------------------------------

-------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------

Payable for:
  Investments purchased                       535
-------------------------------------------------
  Management fee                                7
-------------------------------------------------
  Distribution services fee                     4
-------------------------------------------------
  Administrative services fee                   1
-------------------------------------------------
  Trustees' fees and other                     18
-------------------------------------------------
    Total liabilities                         565
-------------------------------------------------
NET ASSETS                                $15,380
-------------------------------------------------

-------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------

Paid-in capital                           $12,891
-------------------------------------------------
Undistributed net realized gain on
investments                                   200
-------------------------------------------------
Net unrealized appreciation on
investments                                 2,289
-------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $15,380
-------------------------------------------------

-------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price
  per share ($6,250/450 shares
  outstanding)                             $13.88
-------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering
  price)                                   $14.73
-------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share ($4,517/332 shares
  outstanding)                             $13.60
-------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share ($1,585/116 shares
  outstanding)                             $13.63
-------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  per share
  ($3,028/217 shares outstanding)          $13.94
-------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------
Dividends                                 $   67
------------------------------------------------
Interest                                      22
------------------------------------------------
    Total investment income                   89
------------------------------------------------
Expenses:
  Management fee                              40
------------------------------------------------
  Distribution services fee                   19
------------------------------------------------
  Administrative services fee                  3
------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            16
------------------------------------------------
  Professional fees                            6
------------------------------------------------
  Reports to shareholders                     20
------------------------------------------------
  Registration fees                            2
------------------------------------------------
  Trustees' fees and other                    10
------------------------------------------------
    Total expenses                           116
------------------------------------------------
NET INVESTMENT LOSS                          (27)
------------------------------------------------

------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------

  Net realized gain on sales of
  investments                                 48
------------------------------------------------
  Net realized gain from futures
  transactions                               152
------------------------------------------------
    Net realized gain                        200
------------------------------------------------
  Change in net unrealized appreciation
  on investments                           1,177
------------------------------------------------
Net gain on investments                    1,377
------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $1,350
------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)


                                          SIX MONTHS
                                            ENDED           YEAR ENDED
                                         MAY 31, 1998      NOVEMBER 30,
                                          (UNAUDITED)           1997
---------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------
  Net investment loss                    $      (27)                   (46)
---------------------------------------------------------------------------
  Net realized gain                             200                     501
---------------------------------------------------------------------------
  Change in net unrealized appreciation       1,177                     680
---------------------------------------------------------------------------
Net increase in net assets resulting
from operations                               1,350                   1,135
---------------------------------------------------------------------------
Distribution from net realized gain            (466)                   (78)
---------------------------------------------------------------------------
Net increase from capital share
transactions                                  3,279                   5,564
---------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                  4,163                   6,621
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------
Beginning of period                          11,217                   4,596
---------------------------------------------------------------------------
END OF PERIOD                            $   15,380                  11,217
---------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1  DESCRIPTION OF THE
   FUND Kemper Quantitative Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------

2  SIGNIFICANT
   ACCOUNTING POLICIES       INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m.

NOTES TO FINANCIAL STATEMENTS

                             Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.
--------------------------------------------------------------------------------

3  TRANSACTIONS
   WITH AFFILIATES           MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $40,000 for the six months ended May 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                        COMMISSIONS    COMMISSIONS ALLOWED
                                                                      RETAINED BY KDI    BY KDI TO FIRMS
                                                                      ---------------  -------------------
                             Six months ended May 31, 1998            $      3,000             28,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                      DISTRIBUTION FEES     COMMISSIONS AND
                                                                          AND CDSC       DISTRIBUTION FEES PAID
                                                                       RECEIVED BY KDI      BY KDI TO FIRMS
                                                                      -----------------  ----------------------
                             Six months ended May 31, 1998            $        21,000                56,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                        ASF PAID BY    ASF PAID BY
                                                                      THE FUND TO KDI  KDI TO FIRMS
                                                                      ---------------  ------------
                             Six months ended May 31, 1998            $      3,000          10,000

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $9,000 for the six months ended May 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended May 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $2,000 to independent trustees.
--------------------------------------------------------------------------------

4  INVESTMENT
   TRANSACTIONS              For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                    $7,023

                             Proceeds from sales                           4,943

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5  CAPITAL SHARE
   TRANSACTIONS
                             The following table summarizes the activity in capital shares of the Fund (in thousands):

                                           SIX MONTHS      YEAR ENDED
                                             ENDED        NOVEMBER 30,
                                          MAY 31, 1998        1997
                                         --------------  ---------------
                                         SHARES  AMOUNT  SHARES  AMOUNT
------------------------------------------------------------------------
 SHARES SOLD
------------------------------------------------------------------------
 Class A                                   183  $2,494     140   $1,750
------------------------------------------------------------------------
 Class B                                   128   1,708     137    1,715
------------------------------------------------------------------------
 Class C                                    20     264      55      647
------------------------------------------------------------------------
 Class I                                    75   1,005     450    5,443
------------------------------------------------------------------------
------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
------------------------------------------------------------------------
 Class A                                    12     154       3       30
------------------------------------------------------------------------
 Class B                                     9     114       2       19
------------------------------------------------------------------------
 Class C                                     4      53       1       14
------------------------------------------------------------------------
 Class I                                    11     137       1       15
------------------------------------------------------------------------
------------------------------------------------------------------------
 SHARES REDEEMED
------------------------------------------------------------------------
 Class A                                   (37)   (502)    (11)    (147)
------------------------------------------------------------------------
 Class B                                   (16)   (217)    (27)    (341)
------------------------------------------------------------------------
 Class C                                    (8)   (101)    (36)    (425)
------------------------------------------------------------------------
 Class I                                  (131) (1,830)   (265)  (3,156)
------------------------------------------------------------------------
------------------------------------------------------------------------
 CONVERSION OF SHARES
------------------------------------------------------------------------
 Class A                                     2      26       1       12
------------------------------------------------------------------------
 Class B                                    (2)    (26)     (1)     (12)
------------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE
 TRANSACTIONS                                   $3,279           $5,564
------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6  FINANCIAL FUTURES
   CONTRACTS                 The Fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the fund and the broker as the market value of the futures contract fluctuates. At May 31, 1998, the market value of assets pledged by the Fund to cover margin requirements for open futures was $50,000. The Fund also had liquid assets in excess of the face amount of open futures contracts. At May 31, 1998, the following futures contracts were owned by the Fund.


                                                                      CONTRACT            EXPIRATION  GAIN AT
                             TYPE                                      AMOUNT   POSITION    MONTH     5/31/98
                             --------------------------------------------------------------------------------
                             S&P 500 Index                            $542,000    Long     June '98   $3,000
                             --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                         ------------------------------------------    -------------------------------------------
                                                           CLASS A                                       CLASS B
                                         ------------------------------------------    -------------------------------------------
                                         SIX MONTHS        YEAR         FEBRUARY 15    SIX MONTHS        YEAR        FEBRUARY 15
                                            ENDED          ENDED            TO            ENDED          ENDED           TO
                                           MAY 31,     NOVEMBER 30,    NOVEMBER 30,      MAY 31,     NOVEMBER 30,    NOVEMBER 30,
                                            1998           1997            1996           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    13.03           11.12            9.50         12.84           11.04            9.50
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                            --            (.03)             --          (.02)           (.08)           (.04)
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.38            2.13            1.62          1.31            2.07            1.58
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               1.38            2.10            1.62          1.29            1.99            1.54
----------------------------------------------------------------------------------------------------------------------------------
Less distribution from net realized
  gain                                          .53             .19              --           .53             .19              --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    13.88           13.03           11.12         13.60           12.84           11.04
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 11.09%          19.25           17.05         10.54           18.37           16.21
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(a)
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                       1.48%           1.45            1.48          2.28            2.27            2.32
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                            (.21)%          (.36)           (.16)        (1.01)          (1.18)          (1.00)
----------------------------------------------------------------------------------------------------------------------------------

                                         ------------------------------------------    -------------------------------------------
                                                           CLASS C                                       CLASS I
                                         ------------------------------------------    -------------------------------------------
                                         SIX MONTHS        YEAR         FEBRUARY 15    SIX MONTHS        YEAR        SEPTEMBER 9
                                            ENDED          ENDED            TO            ENDED          ENDED           TO
                                           MAY 31,     NOVEMBER 30,    NOVEMBER 30,      MAY 31,     NOVEMBER 30,    NOVEMBER 30,
                                            1998           1997            1996           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    12.86           11.05            9.50         13.08           11.14            9.67
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.03)           (.11)           (.04)          .01            (.01)             --
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.33            2.11            1.59          1.38            2.14            1.47
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               1.30            2.00            1.55          1.39            2.13            1.47
----------------------------------------------------------------------------------------------------------------------------------
Less distribution from net realized
  gain                                          .53             .19              --           .53             .19              --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    13.63           12.86           11.05         13.94           13.08           11.14
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 10.60%          18.45           16.32         11.13           19.48           15.20
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(a)
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                       2.14%           2.16            2.33          1.12            1.26            1.08
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                   (.87)%         (1.07)          (1.01)          .15            (.17)           (.05)
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------

                                         SIX MONTHS        YEAR        FEBRUARY 15
                                            ENDED          ENDED           TO
                                           MAY 31,     NOVEMBER 30,    NOVEMBER 30,
                                            1998           1997           1996
------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $   15,380          11,217           4,596
------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             68%             84              72
------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended May 31, 1998 is unaudited.

(a) The investment manager agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund for the period ended November 30, 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased for the period ended November 30, 1996 by the following amounts: for Class A, 0.78%, for Class B, 0.83%, for Class C, 0.79% and for Class I, 1.15%.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

KEMPER QUANTITATIVE EQUITY FUND

Portfolio of Investments at November 30, 1997
(DOLLARS IN THOUSANDS)


---------------------------------------------------------------------------------------------------
                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares     Value
---------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.8%

                               Crown Cork & Seal Co.                                2,000   $    98
                               Ferro Corp.                                          2,700       103
                               --------------------------------------------------------------------
                                                                                                201
---------------------------------------------------------------------------------------------------
CAPITAL GOODS--6.1%
                               B.F. Goodrich Co.                                    2,300       102
                               Emerson Electric Co.                                   800        44
                               General Electric Co.                                 3,400       251
                            (a)U.S. Filter Corp.                                    4,600       144
                            (a)USA Waste Services                                   4,305       142
                               --------------------------------------------------------------------
                                                                                                683
---------------------------------------------------------------------------------------------------
COMMUNICATIONS--6.2%
                            (a)3Com Corp.                                           7,375       267
                            (a)Ascend Communications, Inc.                          3,200        80
                            (a)Cisco Systems                                        4,000       345
                               --------------------------------------------------------------------
                                                                                                692
---------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.7%
                            (a)AutoZone                                             4,900       147
                               Carnival Corp.                                       4,500       243
                            (a)Consolidated Stores Corp.                            3,000       146
                               Home Depot                                             800        45
                            (a)MGM Grand                                            5,000       196
                               NIKE                                                 3,350       163
                               Sears, Roebuck & Co.                                 2,100        96
                            (a)Tommy Hilfiger Corp.                                 5,000       196
                               Tricon Global Restaurants, Inc.                        350        12
                               Walt Disney Co.                                      3,100       294
                               --------------------------------------------------------------------
                                                                                              1,538
---------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.4%
                               Leggett & Platt Inc.                                 1,500        64
                               Magna International, Inc., "A"                       1,500        95
                               --------------------------------------------------------------------
                                                                                                159
---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--15.2%
                               American Greetings Corp.                             5,400       198
                               Clorox Co.                                           1,000        78
                               Dillard Department Stores                            1,200        44
                               Kimberly-Clark Corp.                                 1,100        57
                               McDonald's Corp.                                     2,700       131
                               Newell Co.                                           3,500       143
                               PepsiCo                                              4,000       147
                               Philip Morris Cos.                                  10,300       448
                               Procter & Gamble Co.                                 1,600       122
                               UST, Inc.                                           10,800       333
                               --------------------------------------------------------------------
                                                                                              1,701
---------------------------------------------------------------------------------------------------
FINANCE--12.8%
                               American General Corp.                               2,000       108
                               Banc One Corp.                                       1,000        51
                               BB & T Corp.                                         1,500        82
                               Bear Stearns Cos.                                    3,000       125
                               Dean Witter Discover                                 2,500       136
                               Federal National Mortgage Association                3,600       190
                               First Chicago NBD Corp.                              1,500       117
                               ITT Hartford Group                                     700        59
                               Jefferson-Pilot Corp.                                1,700       130
                               Merrill Lynch & Co.                                  1,200        84
                               MGIC Investment Corp.                                1,800       105
                               NationsBank                                          2,000       120
                               Republic NY Corp.                                      300        33
                               Safeco Corp.                                         1,100        54
                               Torchmark Corp.                                      1,000        41
                               --------------------------------------------------------------------
                                                                                              1,435


--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares     Value
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
HEALTH CARE--17.8%
                               Abbott Laboratories                                  3,300   $   215
                               ALZA Corp.                                           9,200       246
                               American Home Products Corp.                         2,400       168
                               Astra AB, ADR                                       11,466       195
                            (a)Biogen                                               3,200       112
                               Crescendo Pharmaceuticals Corp.                        350         4
                            (a)HealthCare COMPARE Corp.                             3,700       193
                               Johnson & Johnson                                    2,000       126
                               Mallinckrodt Group                                   5,300       196
                               Merck & Co.                                          2,900       274
                               Novartis, ADR                                        1,000        80
                               United Healthcare Corp.                              3,600       187
                               --------------------------------------------------------------------
                                                                                              1,996
---------------------------------------------------------------------------------------------------
PERSONAL COMPUTING--5.0%
                            (a)Compaq Computer Corp.                                4,300       268
                            (a)Quantum Corp.                                        4,000       107
                            (a)Seagate Technology                                   4,000        91
                            (a)Western Digital Corp.                                4,600        93
                               --------------------------------------------------------------------
                                                                                                559
---------------------------------------------------------------------------------------------------
TECHNOLOGY--16.1%
                            (a)Applied Materials, Inc.                              5,000       165
                            (a)Atmel Corp.                                          5,000       112
                            (a)Computer Sciences Corp.                              3,000       238
                               Diebold                                              2,900       134
                               Intel Corp.                                          5,500       427
                               Linear Technology Corp.                              1,200        77
                            (a)Microchip Technology                                 1,400        49
                            (a)Novellus Systems                                     2,700       102
                            (a)Parametric Technology Corp.                          2,200       111
                               Reynolds & Reynolds Co.                              8,800       168
                            (a)Sun Microsystems                                     6,100       220
                               --------------------------------------------------------------------
                                                                                              1,803
---------------------------------------------------------------------------------------------------
TRANSPORTATION--.9%
                               Canadian National Railway Co.                        2,000       103
                               --------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
UTILITIES--3.0%
                            (a)WorldCom, Inc.                                      10,700       342
                               --------------------------------------------------------------------
                               TOTAL COMMON STOCKS--100%
                               (Cost: $10,100)                                               11,212
                               --------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                                                                                   Principal
                                                                                   amount   Value
------------------------------------------------------------------------------------------------

MONEY MARKET
INSTRUMENT--.2%
                               Yield--5.20%
                               Due--January 1998
                               (Cost: $25)                                         $25        25
                               -----------------------------------------------------------------
                               TOTAL INVESTMENTS--100.2%
                               (Cost: $10,125)                                            11,237
                               -----------------------------------------------------------------
                               LIABILITIES, LESS CASH AND OTHER ASSETS--(.2)%                (20)
                               -----------------------------------------------------------------
                               NET ASSETS--100%                                          $11,217
                               -----------------------------------------------------------------


--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $10,125,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $1,416,000, the gross unrealized depreciation was $304,000 and the net unrealized appreciation on investments was $1,112,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER QUANTITATIVE EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Quantitative Equity Fund as of November 30, 1997, and the related statement of operations for the year then ended and statement of changes in net assets and the financial highlights for the year then ended and for the period from February 15, 1996 (commencement of operations) to November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Quantitative Equity Fund at November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1997
(IN THOUSANDS)



-------------------------------------------------
 ASSETS
-------------------------------------------------
Investments, at value
(Cost: $10,125)                           $11,237
-------------------------------------------------
Cash                                           48
-------------------------------------------------
Receivable for:
  Fund shares sold                              7
-------------------------------------------------
  Dividends                                     7
-------------------------------------------------
    TOTAL ASSETS                           11,299
-------------------------------------------------
-------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------
Payable for:
  Fund shares redeemed                         25
-------------------------------------------------
  Investments purchased                        21
-------------------------------------------------
  Management fee                                5
-------------------------------------------------
  Distribution services fee                     2
-------------------------------------------------
  Administrative services fee                   1
-------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                              9
-------------------------------------------------
  Trustees' fees and other                     19
-------------------------------------------------
    Total liabilities                          82
-------------------------------------------------
NET ASSETS                                $11,217
-------------------------------------------------
-------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------
Paid-in capital                           $ 9,639
-------------------------------------------------
Undistributed net realized gain on
investments                                   466
-------------------------------------------------
Net unrealized appreciation on
investments                                 1,112
-------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $11,217
-------------------------------------------------
-------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price
  per share
  ($3,780  DIVIDED BY 290 shares
  outstanding)                             $13.03
-------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering
  price)                                   $13.82
-------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($2,730  DIVIDED BY 213 shares
  outstanding)                             $12.84
-------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($1,280  DIVIDED BY 100 shares
  outstanding)                             $12.86
-------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  per share
  ($3,427  DIVIDED BY 262 shares
  outstanding)                             $13.08
-------------------------------------------------


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1997
(IN THOUSANDS)

------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------
Dividends                                 $   81
------------------------------------------------
Interest                                       5
------------------------------------------------
    Total investment income                   86
------------------------------------------------
Expenses:
  Management fee                              46
------------------------------------------------
  Distribution services fee                   21
------------------------------------------------
  Administrative services fee                  4
------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            21
------------------------------------------------
  Reports to shareholders                     17
------------------------------------------------
  Professional fees                           16
------------------------------------------------
  Registration fees                            2
------------------------------------------------
  Trustees' fees and other                     5
------------------------------------------------
    Total expenses                           132
------------------------------------------------
NET INVESTMENT LOSS                          (46)
------------------------------------------------
------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------
  Net realized gain on sales of
  investments                                501
------------------------------------------------
  Change in net unrealized appreciation
  on investments                             680
------------------------------------------------
Net gain on investments                    1,181
------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $1,135
------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)



                                                        FEBRUARY 15
                                          YEAR ENDED         TO
                                         NOVEMBER 30,   NOVEMBER 30,
                                             1997           1996
--------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------
  Net investment loss                      $   (46)              (11)
--------------------------------------------------------------------
  Net realized gain                            501                88
--------------------------------------------------------------------
  Change in net unrealized appreciation        680               432
--------------------------------------------------------------------
Net increase in net assets resulting
from operations                              1,135               509
--------------------------------------------------------------------
Net equalization credits                        --                 4
--------------------------------------------------------------------
Distribution from net realized gain            (78)               --
--------------------------------------------------------------------
Net increase from capital share
transactions                                 5,564             3,983
--------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                 6,621             4,496
--------------------------------------------------------------------
--------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------
Beginning of period                          4,596               100
--------------------------------------------------------------------
END OF PERIOD                              $11,217             4,596
--------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  DESCRIPTION OF THE
   FUND
                             Kemper Quantitative Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on February 15, 1996. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------
2  SIGNIFICANT
   ACCOUNTING POLICIES
                             INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.
--------------------------------------------------------------------------------
3  TRANSACTIONS
   WITH AFFILIATES
                             INVESTMENT MANAGER COMBINATION. Zurich Insurance Company, the parent of Zurich Kemper Investments, Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc. (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company
                             (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $46,000 for the year ended November 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:


                                           COMMISSIONS    COMMISSIONS ALLOWED
                                         RETAINED BY KDI    BY KDI TO FIRMS
                                         ---------------  -------------------
Year ended November 30, 1997             $     2,000             18,000


                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             fees, CDSC and commissions related to Class B and Class C shares are as follows:


                                         DISTRIBUTION FEES     COMMISSIONS AND
                                             AND CDSC       DISTRIBUTION FEES PAID
                                          RECEIVED BY KDI      BY KDI TO FIRMS
                                         -----------------  ----------------------
Year ended November 30, 1997             $       21,000                42,000


                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                           ASF PAID BY    ASF PAID BY
                                         THE FUND TO KDI  KDI TO FIRMS
                                         ---------------  ------------
Year ended November 30, 1997             $     4,000          7,000


                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $10,000 for the year ended November 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $5,000 to independent trustees.
--------------------------------------------------------------------------------
4  INVESTMENT
   TRANSACTIONS
                             For the year ended November 30, 1997, investment transactions (excluding short-term instruments) are as follows (in thousands):


Purchases                                 $12,349
Proceeds from sales                         6,900

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5  CAPITAL SHARE
   TRANSACTIONS
                             The following table summarizes the activity in capital shares of the Fund (in thousands):

                                                                                   FEBRUARY 15
                                                                 YEAR ENDED             TO
                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                    1997               1996
                                                              ----------------   ----------------
                                                              SHARES   AMOUNT    SHARES   AMOUNT

-------------------------------------------------------------------------------------------------
 SHARES SOLD
-------------------------------------------------------------------------------------------------
 Class A                                                        140    $1,750      162    $1,584
-------------------------------------------------------------------------------------------------
 Class B                                                        137     1,715      103     1,004
-------------------------------------------------------------------------------------------------
 Class C                                                         55       647       76       756
-------------------------------------------------------------------------------------------------
 Class I                                                        450     5,443      139     1,428
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
-------------------------------------------------------------------------------------------------
 Class A                                                          3        30       --        --
-------------------------------------------------------------------------------------------------
 Class B                                                          2        19       --        --
-------------------------------------------------------------------------------------------------
 Class C                                                          1        14       --        --
-------------------------------------------------------------------------------------------------
 Class I                                                          1        15       --        --
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 SHARES REDEEMED
-------------------------------------------------------------------------------------------------
 Class A                                                        (11)     (147)      (9)      (99)
-------------------------------------------------------------------------------------------------
 Class B                                                        (27)     (341)      (4)      (35)
-------------------------------------------------------------------------------------------------
 Class C                                                        (36)     (425)      --        --
-------------------------------------------------------------------------------------------------
 Class I                                                       (265)   (3,156)     (63)     (655)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 CONVERSION OF SHARES
-------------------------------------------------------------------------------------------------
 Class A                                                          1        12        1         8
-------------------------------------------------------------------------------------------------
 Class B                                                         (1)      (12)       1        (8)
-------------------------------------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                          $5,564             $3,983
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              ---------------------------   ---------------------------
                                                                        CLASS A                       CLASS B
                                                              ---------------------------   ---------------------------
                                                                             FEBRUARY 15                   FEBRUARY 15
                                                               YEAR ENDED         TO         YEAR ENDED        TO
                                                              NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                  1997           1996           1997          1996
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.12           9.50          11.04           9.50
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (.03)            --           (.08)          (.04)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                               2.13           1.62           2.07           1.58
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 2.10           1.62           1.99           1.54
-----------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain                          .19             --            .19             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $13.03          11.12          12.84          11.04
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                   19.25%         17.05          18.37          16.21
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                         1.45%          1.48           2.27           2.32
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (.36)%         (.16)         (1.18)         (1.00)
-----------------------------------------------------------------------------------------------------------------------


                                                              ---------------------------   ---------------------------
                                                                        CLASS C                       CLASS I
                                                              ---------------------------   ---------------------------
                                                                             FEBRUARY 15                   SEPTEMBER 9
                                                               YEAR ENDED         TO         YEAR ENDED        TO
                                                              NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                  1997           1996           1997          1996
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.05           9.50          11.14           9.67
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (.11)          (.04)          (.01)            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                               2.11           1.59           2.14           1.47
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 2.00           1.55           2.13           1.47
-----------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain                          .19             --            .19             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $12.86          11.05          13.08          11.14
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                   18.45%         16.32          19.48          15.20
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                         2.16%          2.33           1.26           1.08
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                             (1.07)%        (1.01)          (.17)          (.05)
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------

                                                       FEBRUARY 15
                                          YEAR ENDED       TO
                                         NOVEMBER 30,  NOVEMBER 30,
                                             1997         1996
--------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $   11,217           4,596
--------------------------------------------------------------------
Portfolio turnover rate                          84%             72
--------------------------------------------------------------------
Average commission rates paid per share
on stock transactions                    $    .0597           .0555

--------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges.

(a) The investment manager agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund for the period ended November 30, 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased for the period ended November 30, 1996 by the following amounts: for Class A, 0.78%, for Class B, 0.83%, for Class C, 0.79% and for Class I, 1.15%.

                          PART C -- OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article VIII of the Registrant's Agreement and Declaration of Trust(Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify each Fund and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

ITEM 16. EXHIBITS


 1(a).  Amended and Restated Agreement and Declaration of Trust.(1)
 1(b).  Written Instrument Establishing and Designating Separate
        Classes of Shares.(1)
 1(c).  Amended and Restated Written Instrument Establishing and
        Designating Separate Classes of Shares.(2)
 2.     Bylaws.(1)
 3.     Not applicable.
 4.     Form of Agreement and Plan of Reorganization.*
 5.     Text of Share Certificates.(1)
 6.     Investment Management Agreement.**
 7.     Form of Underwriting and Distribution Services Agreement.**
 8.     Not applicable

 9(a).  Custody Agreement.(1)
 9(b).  Foreign Custody Agreement.(1)
 9(c).  Agency Agreement.(1)
 9(d).  Supplement to Agency Agreement.(3)
 9(e).  Administrative Services Agreement.(3)
 9(f).  Fund Accounting Agreement.(3)
10(a).  Form of Amended and Restated 12b-1 Plan (Class B and Class C
        Shares).**
10(b).  Multi-Distribution System Plan.(2)
11.     Opinion of Vedder, Price, Kaufman & Kammholz.(2)
12. Form of Tax Opinion of Vedder, Price, Kaufman & Kammholz relating to the Reorganization.*
13.     Not applicable
14.     Consent of Independent Auditors.**
15.     Not applicable
16.     Powers of Attorney.(3)(4)
17.     Form of proxy cards.(4)


---------------
  * Filed herewith as Exhibit A to the Registration Statement of Additional Information contained herein.

 ** Filed herewith.


(1) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on January 30, 1996.


(2) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A filed on December 24, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.


(4) Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on October 23, 1998.


ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940 THE REGISTRANT CERTIFIES THAT IT HAS DULY CAUSED THIS REGISTRATION STATEMENT ON FORM N-14 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THIS CITY OF CHICAGO AND STATE OF ILLINOIS, ON THE 18TH DAY OF NOVEMBER 1998.


                                          KEMPER BLUE CHIP FUND

                                          BY       /S/ MARK S. CASADY

                                            ------------------------------------
                                                 MARK S. CASADY, PRESIDENT

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT ON FORM N-14 HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON THE DATE INDICATED.


                SIGNATURE                                    TITLE                          DATE
                ---------                                    -----                          ----

            /s/ MARK S. CASADY                President (Principal Executive          November 18, 1998
------------------------------------------    Officer)
              Mark S. Casady

TRUSTEES:

            /s/ DANIEL PIERCE                 Chairman and Trustee
------------------------------------------
              Daniel Pierce*

            /s/ DAVID W. BELIN                Trustee
------------------------------------------
             David W. Belin*

           /s/ LEWIS A. BURNHAM               Trustee
------------------------------------------
            Lewis A. Burnham*

          /s/ DONALD L. DUNAWAY               Trustee
------------------------------------------
            Donald L. Dunaway*

          /s/ ROBERT B. HOFFMAN               Trustee
------------------------------------------
            Robert B. Hoffman*

           /s/ DONALD R. JONES                Trustee
------------------------------------------
             Donald R. Jones*

         /s/ SHIRLEY D. PETERSON              Trustee
------------------------------------------
           Shirley D. Peterson*

          /s/ WILLIAM P. SOMMERS              Trustee
------------------------------------------
           William P. Sommers*

          /s/ EDMOND D. VILLANI               Trustee
------------------------------------------
            Edmond D. Villani*

            /s/ JOHN R. HEBBLE                Treasurer (Principal Financial and      November 18, 1998
------------------------------------------    Accounting Officer)
              John R. Hebble

        By: /s/ PHILIP J. COLLORA                                                     November 18, 1998
  -------------------------------------
            Philip J. Collora
             Attorney-in-fact


---------------

* Original powers of attorney authorizing, among others, Philip J. Collora to execute this Registration Statement on Form N-14 for each of the Trustees of the Registrant have been executed and are incorporated by reference as Exhibits to this Registration Statement.

                                 EXHIBIT INDEX


  1(a).   Amended and Restated Agreement and Declaration of Trust.(1)
  1(b).   Written Instrument Establishing and Designating Separate
          Classes of Shares.(1)
  1(c).   Amended and Restated Written Instrument Establishing and
          Designating Separate Classes of Shares.(2)
  2.      Bylaws.(1)
  3.      Not applicable
  4.      Form of Agreement and Plan of Reorganization.*
  5.      Text of Share Certificates.(1)
  6.      Investment Management Agreement.**
  7.      Form of Underwriting and Distribution Services Agreement.**
  8.      Not applicable
  9(a).   Custody Agreement.(1)
  9(b).   Foreign Custody Agreement.(1)
  9(c).   Agency Agreement.(1)
  9(d).   Supplement to Agency Agreement.(3)
  9(e).   Administrative Services Agreement.(3)
  9(f).   Fund Accounting Agreement.(3)
 10(a).   Form of Amended and Restated 12b-1 Plan (Class B and Class C
          Shares).**
 10(b).   Multi-Distribution System Plan.(2)
 11.      Opinion of Vedder, Price, Kaufman & Kammholz.(2)
 12.      Form of Tax Opinion of Vedder, Price, Kaufman & Kammholz
          relating to the Reorganization.*
 13.      Not applicable
 14.      Consent of Independent Auditors.**
 15.      Not applicable
 16.      Powers of Attorney.(3)(4)
 17.      Form of proxy cards.(4)


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  * Filed herewith as Exhibit A to the Registration Statement of Additional Information contained herein

 ** Filed herewith


(1) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on January 30, 1996.


(2) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A filed on December 24, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.


(4) Incorporated herein by reference to Registrant's Registration Statement on Form N-14 on October 23, 1998.